UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2025

DATE OF REPORTING PERIOD: November 1, 2024 through October 31, 2025

Item 1. Reports to Stockholders.

1(a) Reports to Stockholders

TIMELY INFORMATION INSIDE

Family of Closed-End Funds

ANNUAL REPORT OCTOBER 31, 2025

Domestic Funds

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Calamos Convertible and High Income Fund (Ticker: CHY)

Calamos Strategic Total Return Fund (Ticker: CSQ)

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Global Funds

Calamos Global Dynamic Income Fund (Ticker: CHW)

Calamos Global Total Return Fund (Ticker: CGO)

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Experience and Foresight

Calamos is a trusted and leading provider of closed-end funds that use a diversified blend of convertible securities, equities, fixed income, and alternative investments across innovative investment strategies to support competitive distributions throughout a market cycle.

Our Distribution Policies*

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos Strategic Total Return Fund (CSQ) and Calamos Long/Short Equity & Dynamic Income Trust (CPZ) adhere to a managed distribution policy, while Calamos Dynamic Convertible and Income Fund (CCD), Calamos Global Total Return Fund (CGO), Calamos Convertible Opportunities and Income Fund (CHI), Calamos Global Dynamic Income Fund (CHW), and Calamos Convertible and High Income Fund (CHY) adhere to a level distribution policy. Both distribution policies represent our commitment to provide common shareholders with a predictable but not assured level of cash flow through the disbursement of the following:

•  Net investment income

•  Net realized short-term capital gains

•  Net realized long-term capital gains

•  And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Each Fund's current monthly distribution per share as of October 31, 2025 is as follows:

•  Calamos Convertible Opportunities and Income Fund: $0.0950

•  Calamos Convertible and High Income Fund: $0.1000

•  Calamos Strategic Total Return Fund: $0.1025

•  Calamos Dynamic Convertible and Income Fund: $0.1950

•  Calamos Global Dynamic Income Fund: $0.0500

•  Calamos Global Total Return Fund: $0.0800

•  Calamos Long/Short Equity & Dynamic Income Trust: $0.1400

You should not draw any conclusions about a Fund's investment performance from the amount of its distribution or from the terms of a Fund's plan. The Funds' Board of Trustees may amend or terminate the distribution policies at any time without prior notice to the Fund's shareholders.

For more information about any of the Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 866.363.9219 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

TABLE OF CONTENTS

Letter to Shareholders	1
The Calamos Closed-End Funds: An Overview	5
Additional Information About the Funds	7
The Fund's Investment Team Discussion, Investment Objective and Principal Investment Strategies	30
Calamos Convertible Opportunities and Income Fund	30
Calamos Convertible and High Income Fund	36
Calamos Strategic Total Return Fund	43
Calamos Dynamic Convertible and Income Fund	48
Calamos Global Dynamic Income Fund	53
Calamos Global Total Return Fund	59
Calamos Long/Short Equity & Dynamic Income Trust	66
Principal Risks of the Funds	72
Schedules of Investments	95
Statements of Assets and Liabilities	209
Statements of Operations	211
Statements of Changes In Net Assets	213
Statements of Cash Flows	216
Financial Highlights	224
Notes to Financial Statements	235
Report of Independent Registered Public Accounting Firm	249
Trustee Approval of Management Agreement	250
Trustees and Officers	253
Tax Information	259
About Closed-End Funds	260
Managed and Level Distribution Policies	261
Automatic Dividend Reinvestment Plan	262
Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions	263

*  On December 17, 2024, the Board of Trustees approved the transition from a managed distribution policy to a level distribution policy for CCD, CHY and CHI. This change was effective as of January 1, 2025.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2025. We are honored that you have chosen the Calamos Closed-End Funds to help you achieve your asset allocation goals.

Our goal: steady, attractive income

Each Calamos Closed-End Fund is designed to serve income-oriented investors by seeking to provide steady, competitive distributions through a multi-asset, risk-managed, and flexible approach. To meet the varying needs of investors, our closed-end fund choices include enhanced fixed income and total return funds, focused on either the US or global markets. Enhanced fixed income funds are positioned to pursue high current income and capital gains. Total return funds are positioned to seek current income, with increased emphasis on capital gains potential. You can learn more about the funds in the overview section and in each fund's investment team discussion.

At Calamos, we have always recognized the importance of providing a predictable amount of cash every month. Each of our closed-end funds is managed to provide steady (although not assured) monthly distributions through managed rate or level rate distribution policies. As the chart below shows, as of the end of the reporting period, the funds each offered attractive annualized distribution rates versus the yields of market benchmarks. We believe this speaks to the potential benefits of each fund's multi-asset class approach.

www.calamos.com

Letter to Shareholders

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. You can purchase or sell common shares daily. Like any other stock, the market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment.

A multi-asset approach can provide many benefits

As noted, each Calamos fund follows a multi-asset approach. This gives our teams multiple levers for pursuing risk and total return, which we believe provides the Calamos funds with an advantage over portfolios with more limited investment universes. For example, high-yield bonds and convertible bonds have typically been less susceptible to interest rate changes than longer-duration investment-grade corporate or municipal bonds. We believe this reduced rate sensitivity can be especially beneficial during periods of elevated interest rate uncertainty. We also believe that the funds' judicious use of leverage will continue to provide long-term benefits to shareholders, particularly in an environment of falling rates that lowers the cost of leverage.

Market review and outlook

At Calamos, we often say, "the flipside of short-term volatility is long-term opportunity, and the past 12 months have affirmed the value of this long-term perspective. Volatility was formidable throughout the period; anxiety about tariffs, inflation, and monetary policy were among investors' chief concerns throughout the period. The US government shutdown added to a list of worries as the period came to a close.

Overall, however, positive sentiment won out. Investors found much to cheer about, from the passage of the One Big Beautiful Bill in July to the long-awaited start of a Federal Reserve easing cycle in September, to economic data that showed the US economy was continuing along its growth trajectory. The economic and market landscape was also positive outside the United States, with many countries benefiting from stimulative monetary and fiscal policies. Against this backdrop, investors became

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

increasingly interested in opportunities beyond US mega-cap tech-oriented names. Stock, convertible security and high yield markets posted healthy returns.

Looking forward, we believe markets will continue to be buffeted by volatility, as investors grapple with the implications of shifting trade policy, softening US employment data, and uncertainty about monetary policy. Additionally, fiscal policy clarity is a key driver for economic health, and the prolonged government shutdown illustrated how challenging it can be to push policy forward.

Nevertheless, we see many exciting opportunities on the horizon. Still-strong corporate profits demonstrated that many businesses are adapting to tariffs and capitalizing on new opportunities. We expect the impacts of pro-growth fiscal policies and lower interest rates will provide tailwinds for the US economy.

Premiums and discounts: Perspectives for long-term investors

As we have discussed in past letters, investors often wonder how they should view premiums and discounts, and whether they should be concerned if their fund is trading at a discount to net asset value. It's important to remember that the Calamos closed-end funds are managed to support the long-term needs of income-oriented investors, and we believe that investors are better served by evaluating funds on the merits of their distributions and returns. Over time, it's normal for a closed-end fund to trade at a discount. When a Calamos closed-end fund trades at a discount to net asset value, it can be an attractive buying opportunity for long-term investors to purchase shares.

In closing

In this report, you will find commentary from our portfolio management teams about how they are pursuing competitive distributions and returns through risk-managed approaches. This report also includes listings of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Closed-End Funds.

As always, all of us at Calamos thank you for your trust, and we look forward to serving you in the years to come.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman, and Global Chief Investment Officer

www.calamos.com

Letter to Shareholders

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 866.363.9219. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Source: Calamos Advisors LLC.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Current Annualized Distribution Rate is the Fund's most recent distribution, expressed as an annualized percentage of the Fund's current market price per share. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the level rate distribution policy of CHI, CHY, CCD, CHW and CGO and the managed rate distribution policy of CSQ and CPZ the distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary. Dividend yield is shown for stocks, current yield is shown for convertibles, yield to worst for remaining indexes. There are material differences between the indexes and the Calamos closed-end funds.

Indexes are unmanaged, do not include fees and expenses and are not available for direct investments. Stocks are represented by the S&P 500 Index; US investment grade bonds are represented by the Bloomberg US Aggregate Bond Index; global investment grade bonds are represented by the Bloomberg Global Aggregate Index; short term bonds are represented by Bloomberg US Govt/Credit 1-3 Year Index and high yield bonds are represented by the ICE BofA US High Yield Index. Current annualized distribution rate is the Fund's most recent distribution, expressed as an annualized percentage of the Fund's current market price per share.

The Distribution Details for the distribution paid on 10/21/25, nearest the end of the reporting period are as follows. CHI: The Fund's distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0950 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CHY: The Fund's distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.1000 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CHW: The Fund's distribution was $0.0500 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0500 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CSQ: The Fund's distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0000 is paid from short-term capital gains, approximately $0.1025 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CCD: The Fund's distribution was $0.1950 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.1950 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CGO: The Fund's distribution was $0.0800 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0620 is paid from short-term capital gains, approximately $0.0180 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CPZ: The Fund's distribution was $0.1400 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.1400 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

Offering Domestic and Global Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes to capture upside potential while seeking to manage downside risk.

Closed-end funds issue a fixed number of shares through an initial public offering and trade on an exchange. They often employ leverage to pursue high current income or returns, but are primarily valued for their regular attractive distributions by investors seeking a steady income stream. Calamos closed-end funds adhere to distribution policies* that aim to provide consistent monthly distributions through the disbursement of the following:

•  Net investment income

•  Net realized short-term capital gains

•  Net realized long-term capital gains

•  And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term yet highly competitive versus other sources of yield. In addition, our team emphasizes ongoing risk management. The level of a fund's distribution can be influenced by market conditions, including the interest rate environment, the individual performance of securities, our view of retaining leverage, fund tax considerations, and regulatory requirements. It's important not to draw conclusions about your fund's investment performance from the amount of its distribution.

Although the funds share a focus on producing income, they can be broadly grouped into two categories: domestic and global.

DOMESTIC**	US ENHANCED FIXED INCOME
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)
Invests in convertible securities and corporate high-yield bonds, primarily in US markets.
Calamos Convertible and High Income Fund (Ticker: CHY)
Invests in convertible securities and corporate high-yield bonds, primarily in US markets.
US TOTAL RETURN
Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in equities, higher-yielding convertible securities, and corporate bonds, primarily in US markets.
Calamos Dynamic Convertible and Income Fund (Ticker: CCD)
Invests in convertibles and other fixed-income securities, primarily in US markets. To help generate income and achieve a favorable risk/reward profile, the investment team can also sell options.

www.calamos.com

The Calamos Closed-End Funds: An Overview

GLOBAL	GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in equities, convertibles, and income-producing securities of various rated and unrated instruments in both US and non-US markets, and may use other income-producing strategies for hedging purposes. The Fund may invest between 40% to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers.
GLOBAL TOTAL RETURN
Calamos Global Total Return Fund (Ticker: CGO)
Invests in equities, convertibles and income-producing securities of various rated and unrated instruments in both US and non-US markets. Will invest at least 50% in equities and between 40% and 100% of its managed assets in securities of foreign issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers.
Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)
Invest at least 80% of its managed assets in a diversified portfolio of equity securities, long and short equity positions, and diversified income-producing securities. The Fund May invest up to 50% of its managed assets in securities of foreign issuers; will not invest more than 25% in a single country, and may invest up to 20% in emerging market countries.

*  CSQ and CPZ adhere to a managed distribution policy, and CCD, CGO, CHI, CHW and CHY adhere to a level distribution policy. Both distribution policies represent the investment company's commitment to providing common shareholders with a predictable but not assured level of cash flow. The funds' Board of Trustees may amend or terminate the managed or level distribution policies without prior notice to the funds' shareholders. On December 17, 2024, the Board of Trustees approved the transition from a managed distribution policy to a level distribution policy for CCD, CHY and CHI. The change was effective January 1, 2025.

**  Although these Funds primarily invest in the securities of US issuers, CHI and CHY may invest up to 25%, CSQ up to 35%, and CCD up to 50% of managed assets in securities of foreign issuers.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Convertible Opportunities and Income Fund
Market Price	11.24%	11.39%	11.54%	9.56%
NAV	23.52	7.75	9.99	9.66
50%VXAO-50%BBGUSHY2%Cap Index	15.16	7.52	8.58	8.42
ICE BofA All US Convertible Index (VXA0)	22.32	9.32	11.04	9.15
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.89	7.41

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA Convertible Index (VXA0) and 50% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2025, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2025	$301,650,000	$4,375	(a)	—	—		Loan
October 31, 2025	$132,750,000	249	(b)	25	25	(d)	MRPS
October 31, 2024	$314,650,000	3,835	(a)	—	—		Loan
October 31, 2024	$132,750,000	227	(b)	25	25	(d)	MRPS
October 31, 2023	$314,400,000	3,563	(a)	—	—		Loan
October 31, 2023	$133,000,000	211	(b)	25	25	(d)	MRPS
October 31, 2022	$339,400,000	3,630	(a)	—	—		Loan
October 31, 2022	$133,000,000	232	(b)	25	25	(d)	MRPS
October 31, 2021	$399,400,000	4,116	(a)	—	—		Loan
October 31, 2021	$133,000,000	309	(b)	25	25	(d)	MRPS
October 31, 2020	$288,400,000	4,431	(a)	—	—		Loan
October 31, 2020	$100,000,000	319	(b)	25	25	(d)	MRPS
October 31, 2019	$277,400,000	4,080	(a)	—	—		Loan
October 31, 2019	$100,000,000	283	(b)	25	25	(d)	MRPS
October 31, 2018	$288,000,000	3,921	(a)	—	—		Loan
October 31, 2018	$100,000,000	282	(b)	25	25	(d)	MRPS
October 31, 2017	$275,000,000	4,265	(a)	—	—		Loan
October 31, 2017	$100,000,000	293	(b)	25	25	(d)	MRPS
October 31, 2016	$306,000,000	3,454	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)   "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2025, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2025. As of October 31, 2025, the Fund had utilized $302 million of the $430 million available under the SSB Agreement ($216 million in advances outstanding, and $85 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 22.9% of the Fund's managed assets as of that date, and had $133 million in MRPS outstanding, representing 10.1% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 32.9% of the Fund's managed assets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	1.00	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.25%
Interest Payments on Borrowed Funds(4)	1.95%
Preferred Stock Dividend Payments(5)	0.69%
Other Expenses(6)	0.09%
Total Annual Expenses	3.98%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 3.98% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$40	$121	$204	$419

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 0.80% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.25% of the Fund's average weekly net assets as of October 31, 2025 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $237 million in average borrowings under the SSB Agreement, plus $67 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $133 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $430 million. As of October 31, 2025, the Fund had utilized $302 million of the $430 million available under the SSB Agreement ($216 million of advances outstanding, and $85 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 22.9% of the Fund's managed assets as of that date,

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

and had $133 million of MRP Shares outstanding, representing 10.1% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 32.9% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 2.68% for Series E MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.46% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.08)	(9.62)	(2.17)	5.28	12.74

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on NASDAQ®, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2025	$11.41	$10.18	$11.12	2.52%	-1.11%
July 31, 2025	$10.58	$10.04	$10.22	7.69%	0.68%
April 30, 2025	$11.43	$8.65	$9.31	11.08%	-0.23%
January 31, 2025	$12.28	$11.19	$10.25	22.85%	10.59%
October 31, 2024	$12.01	$10.91	$10.04	18.20%	13.13%
July 31, 2024	$12.02	$11.04	$9.95	20.24%	11.61%
April 30, 2024	$11.54	$10.55	$9.74	14.21%	7.46%
January 31, 2024	$10.71	$9.74	$10.00	12.00%	0.41%
October 31, 2023	$11.32	$10.00	$8.99	15.20%	4.56%
July 31, 2023	$11.36	$9.90	$10.51	10.21%	1.53%
April 30, 2023	$12.34	$10.21	$9.94	16.91%	1.49%
January 31, 2023	$12.09	$10.51	$10.61	15.03%	3.89%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Convertible and High Income Fund
Market Price	11.15%	10.92%	10.69%	8.86%
NAV	23.80	7.96	10.02	9.10
50%VXAO-50%BBGUSHY2%Cap Index	15.16	7.52	8.58	8.24
ICE BofA All US Convertible Index (VXA0)	22.32	9.32	11.04	9.11
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.89	7.10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA All US Convertible Index (VXA0) and 50% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2025, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2025	$328,900,000	$4,304	(a)	—	—		Loan
October 31, 2025	$144,500,000	245	(b)	25	25	(d)	MRPS
October 31, 2024	$340,900,000	3,828	(a)	—	—		Loan
October 31, 2024	$144,500,000	226	(b)	25	25	(d)	MRPS
October 31, 2023	$340,400,000	3,556	(a)	—	—		Loan
October 31, 2023	$145,000,000	209	(b)	25	25	(d)	MRPS
October 31, 2022	$365,400,000	3,635	(a)	—	—		Loan
October 31, 2022	$145,000,000	229	(b)	25	25	(d)	MRPS
October 31, 2021	$435,400,000	4,106	(a)	—	—		Loan
October 31, 2021	$145,000,000	308	(b)	25	25	(d)	MRPS
October 31, 2020	$318,400,000	4,386	(a)	—	—		Loan
October 31, 2020	$110,000,000	317	(b)	25	25	(d)	MRPS
October 31, 2019	$303,900,000	4,055	(a)	—	—		Loan
October 31, 2019	$110,000,000	280	(b)	25	25	(d)	MRPS
October 31, 2018	$315,500,000	3,904	(a)	—	—		Loan
October 31, 2018	$110,000,000	280	(b)	25	25	(d)	MRPS
October 31, 2017	$302,500,000	4,236	(a)	—	—		Loan
October 31, 2017	$110,000,000	291	(b)	25	25	(d)	MRPS
October 31, 2016	$337,000,000	3,440	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2025, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2025. As of October 31, 2025, the Fund had utilized $329 million of the $480 million available under the SSB Agreement ($252 million in advances outstanding, and $77 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 23.2% of the Fund's managed assets as of that date, and had $145 million in MRPS outstanding, representing 10.2% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 33.4% of the Fund's managed assets.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	1.00	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.25%
Interest Payments on Borrowed Funds(4)	1.97%
Preferred Stock Dividend Payments(5)	0.70%
Other Expenses(6)	0.09%
Total Annual Expenses	4.01%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.01% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$40	$122	$206	$422

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 0.80% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.25% of the Fund's average weekly net assets as of October 31, 2025 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $257 million in average borrowings under the SSB Agreement, plus $72 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $145 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $480 million. As of October 31, 2025, the Fund had utilized $329 million of the $480 million available under the SSB Agreement ($252 million of advances outstanding, and $77 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 23.2% of the Fund's managed assets as of that date,

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

and had $145 million of MRP Shares outstanding, representing 10.2% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 33.4% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 2.68% for Series E MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.48% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.25)	(9.74)	(2.22)	5.29	12.80

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on NASDAQ®, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2025	$11.72	$10.75	$11.78	1.58%	-3.18%
July 31, 2025	$11.07	$10.15	$10.81	3.29%	0.28%
April 30, 2025	$11.48	$9.18	$9.84	5.81%	0.22%
January 31, 2025	$12.56	$11.17	$10.84	16.52%	3.80%
October 31, 2024	$12.31	$11.13	$10.63	14.21%	8.83%
July 31, 2024	$11.48	$11.02	$10.52	9.24%	5.21%
April 30, 2024	$12.14	$10.86	$10.30	14.45%	5.44%
January 31, 2024	$11.94	$10.85	$10.57	19.56%	5.45%
October 31, 2023	$11.64	$10.79	$9.49	15.01%	3.65%
July 31, 2023	$11.56	$10.03	$11.09	4.51%	-3.00%
April 30, 2023	$12.77	$10.58	$10.50	14.88%	-0.28%
January 31, 2023	$12.38	$10.55	$11.19	10.73%	0.38%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Strategic Total Return Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Strategic Total Return Fund
Market Price	19.39%	17.21%	15.68%	9.91%
NAV	27.10	18.09	15.00	10.54
50%SPX-25%VXAO-25%BBGUSHY2%Cap Index	18.52	12.65	11.77	9.60
S&P 500 Index	21.45	17.64	14.64	10.90
ICE BofA All US Convertibles Index (VXA0)	22.32	9.32	11.04	8.66
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.89	6.72

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%SPX-25%VXA0-25%BBGUSHY2%Cap Index is blended from 50% - S&P 500 Index (SPX), 25% - ICE BofA All US Convertible Index (VXA0) and 25% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Strategic Total Return Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $1.13 billion. As of October 31, 2025, the Fund had utilized $1,050 million of the $1.13 billion available under the SSB Agreement ($366 million of advances outstanding, and $684 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 22.3% of the Fund's managed assets as of that date, and had $323 million of MRP Shares outstanding, representing 6.9% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 29.1% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 3.66% for Series F MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.32% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.97)	(8.91)	(1.86)	5.20	12.25

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Dynamic Convertible and Income Fund
Market Price	1.84%	10.22%	12.26%	9.14%
NAV	26.63	7.69	10.83	9.57
80%VXAO-20%BBGUSHY2%Cap Index	19.44	8.63	8.58	9.24
ICE BofA All US Convertibles Index (VXA0)	22.32	9.32	11.04	10.12
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.89	5.35

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 80%VXAO-20%BBGUSHY2%Cap Index is blended from 80% - ICE BofA Convertible Index (VXA0) and 20% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund (continued)

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2025, and each of the prior eight years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2025	$193,250,000	$4,633	(a)	—	—		Loan
October 31, 2025	$91,750,000	244	(b)	25	25	(d)	MRPS
October 31, 2024	$210,250,000	3,895	(a)	—	—		Loan
October 31, 2024	$91,750,000	223	(b)	25	25	(d)	MRPS
October 31, 2023	$210,000,000	3,626	(a)	—	—		Loan
October 31, 2023	$92,000,000	207	(b)	25	25	(d)	MRPS
October 31, 2022	$230,000,000	3,690	(a)	—	—		Loan
October 31, 2022	$92,000,000	231	(b)	25	25	(d)	MRPS
October 31, 2021	$270,000,000	4,261	(a)	—	—		Loan
October 31, 2021	$92,000,000	313	(b)	25	25	(d)	MRPS
October 31, 2020	$204,600,000	4,304	(a)	—	—		Loan
October 31, 2020	$64,000,000	344	(b)	25	25	(d)	MRPS
October 31, 2019	$180,600,000	4,055	(a)	—	—		Loan
October 31, 2019	$64,000,000	286	(b)	25	25	(d)	MRPS
October 31, 2018	$187,500,000	3,887	(a)	—	—		Loan
October 31, 2018	$64,000,000	285	(b)	25	25	(d)	MRPS
October 31, 2017	$169,000,000	4,413	(a)	—	—		Loan
October 31, 2017	$64,000,000	291	(b)	25	25	(d)	MRPS
October 31, 2016	$195,000,000	3,447	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2025, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2025. As of October 31, 2025, the Fund had utilized $193 million of the $370 million available under the SSB Agreement ($150 million in advances outstanding and $43 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 21.6% of the Fund's managed assets as of that date, and had $92 million in MRPS outstanding, representing 10.2% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 31.8% of the Fund's managed assets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund (continued)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.55%
Interest Payments on Borrowed Funds(4)	1.91%
Preferred Stock Dividend Payments(5)	0.70%
Other Expenses(6)	0.10%
Total Annual Expenses	4.26%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.26% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$43	$129	$217	$442

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.55% of the Fund's average weekly net assets as of October 31,2025 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $162 million in average borrowings under the SSB Agreement, plus $36 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $92 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $370 million. As of October 31, 2025, the Fund had utilized $193 million of the $370 million available under the SSB Agreement ($150 million of advances outstanding, and $43 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 21.6% of the Fund's managed assets as of that date,

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund (continued)

and had $92 million of MRP Shares outstanding, representing 10.2% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.8% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 2.68% for Series E MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.40% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(16.73)	(9.39)	(2.06)	5.28	12.61

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on NASDAQ®, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund (continued)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2025	$22.17	$20.11	$21.80	5.42%	-1.50%
July 31, 2025	$22.42	$19.23	$19.67	23.29%	2.42%
April 30, 2025	$24.85	$19.16	$17.55	26.06%	19.23%
January 31, 2025	$25.00	$23.41	$19.67	31.24%	15.78%
October 31, 2024	$25.94	$22.01	$19.23	33.30%	20.67%
July 31, 2024	$23.69	$22.15	$19.06	23.32%	17.07%
April 30, 2024	$22.76	$20.68	$18.68	17.83%	7.19%
January 31, 2024	$20.58	$17.43	$19.22	7.08%	0.21%
October 31, 2023	$21.20	$17.06	$17.24	5.20%	-0.99%
July 31, 2023	$24.12	$20.88	$20.65	22.57%	2.19%
April 30, 2023	$23.79	$20.35	$19.27	15.24%	5.88%
January 31, 2023	$23.37	$20.20	$20.77	12.95%	3.64%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Global Dynamic Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Global Dynamic Income Fund
Market Price	21.19%	9.50%	10.61%	6.39%
NAV	21.02	11.31	10.18	7.30
40%ACWI(NR)-30%FTSEGlblCv-30%BBGUSHY2%Cap Index	19.27	9.94	8.85	6.97
MSCI ACWI Index (Net)	22.64	14.61	11.31	7.27
FTSE Global Convertible index	26.14	7.94	8.07	6.30
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.89	6.52

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 40%ACWI(NR)-30%FTSEGlblCv-30%BBGHY2%Cap Index is blended from 40% - MSCI ACWI Index (Net), 30% - FTSE Global Convertible Index and 30% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The FTSE Global Convertible Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Global Dynamic Income Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $265 million. As of October 31, 2025, the Fund had utilized $192 million of the $265 million available under the SSB Agreement ($120 million of advances outstanding, and $72 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 24.4% of the Fund's managed assets as of that date, and had $49 million of MRP Shares outstanding, representing 6.2% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 30.5% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.34% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(16.32)	(9.12)	(1.93)	5.27	12.47

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Global Total Return Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Global Total Return Fund
Market Price	11.59%	10.14%	10.09%	8.22%
NAV	20.97	11.50	9.94	8.97
50%ACWI(NR)-25%FTSEGlblCv-25%BBGUSHY2%Cap Index	19.85	10.73	9.28	7.94
MSCI ACWI Index (Net)	22.64	14.61	11.31	8.50
FTSE Global Convertible index	26.14	7.94	8.07	7.22
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.89	6.75

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%ACWI(NR)-25%FTSEGlblCv-25%BBGUSHY2%Cap Index is blended from 50% - MSCI ACWI Index (MXWD), 25% - FTSE Global Convertible Index and 25% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The FTSE Global Convertible Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Global Total Return Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $55 million. As of October 31, 2025, the Fund had utilized $44 million of the $55 million available under the SSB Agreement ($16 million of advances outstanding, and $28 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 23.5% of the Fund's managed assets as of that date, and had $13 million of MRP Shares outstanding, representing 7.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 30.5% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.30% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(16.27)	(9.08)	(1.88)	5.32	12.52

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust

GROWTH OF $10,000: SINCE INCEPTION (11/29/19) THROUGH 10/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/25

	1 YEAR	5 YEARS	SINCE INCEPTION
Calamos Long/Short Equity & Dynamic Income Trust
Market Price	9.83%	12.19%	5.10%
NAV	6.81	9.63	6.81
30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index	11.98	7.84	7.20
MSCI ACWI Index (Net)	22.64	14.61	12.55
ICE BofA US All Capital Securities Index	5.76	3.31	3.49
Bloomberg US Corp HY 2% Issuer Cap Bond Index	8.16	5.47	5.14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index is blended from 30% - MSCI ACWI Index (MXWD), 20% - ICE BofA US All Capital Securities Index and 50% - Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The ICE BofA US All Capital Securities Index is a subset of the ICE BofA US Corporate and US High Yield Index including all fixed-to floating rate, perpetual callable and capital securities, and fixed-rate preferred securities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $150 million. As of October 31, 2025, the Fund had utilized $120 million of the $150 million available under the SSB Agreement ($117 million of advances outstanding, and $3 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 26.9% of the Fund's managed assets as of that date. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2025, the interest rate charged under the SSB Agreement was 4.38%.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2025, the Fund's portfolio would need to experience an annual return of 1.24% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2025). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.38)	(8.54)	(1.70)	5.13	11.97

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2025 of 4.38%, and dividend expense on the MRP Shares.

www.calamos.com

Calamos Convertible Opportunities and Income Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 6/26/02

	1 Year	Since Inception**
On Market Price	11.24%	9.56%
On NAV	23.52%	9.66%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	31.1%
Consumer Discretionary	11.3
Communication Services	11.0
Financials	10.3
Industrials	8.7
Health Care	5.7
Utilities	5.7
Energy	3.9
Materials	3.8
Consumer Staples	3.4
Real Estate	0.8
Airlines	0.3
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering that seeks total return through capital appreciation and current income. It provides an alternative to funds that invest exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rate moves.

The Fund invests in a diversified portfolio of convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By utilizing these asset classes in combination, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio's risk/reward characteristics.

We seek companies with sound balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in the securities of US issuers, we favor companies that actively participate in markets with geographically diversified revenue streams and global-scale business strategies.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0950 per share, equating to an annualized distribution rate of 10.01%, which is attractive and competitive relative to other yield alternatives. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $31.94 per share since inception.

How did the Fund perform over the annual period?

The Fund returned 23.52% on a net asset value (NAV) basis and 11.24% on a market price basis for the 12 months ended October 31, 2025 ("annual period"), versus 15.16% for the comparator index comprising 50% ICE BofA All US Convertibles Index and 50% Bloomberg US High Yield 2% Issuer Capped Index for the same period. At the end of the annual period, the Fund's shares traded at a 2.52% premium to the NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What major market developments shaped the period?

The 12-month period presented a tale of two distinct market environments. The year began with considerable optimism as markets anticipated continued economic expansion and moderating inflation. However, the opening months of 2025 brought heightened volatility as investors grappled with uncertainties surrounding tariff policies, immigration reforms, and their potential economic ramifications.

The second and third quarters witnessed meaningful stability as markets responded constructively to easing tariff concerns. Importantly, the Federal Reserve demonstrated flexibility by initiating two quarter-point rate cuts—one in the third quarter and another in October—signaling the central bank's transition toward a less restrictive monetary stance while maintaining its data-dependent approach.

Throughout the period, US economic fundamentals remained solid, underpinned by pro-growth fiscal policies and robust corporate investment in transformative technologies, particularly artificial intelligence. The AI infrastructure buildout became a defining theme, driving a surge in convertible issuance from energy providers, data centers, and semiconductor manufacturers seeking cost-effective capital to fund expansion.

The convertible market performed well through these crosscurrents, ultimately benefiting from the broadening of equity market leadership beyond the inner circle of mega-cap technology stocks to the outer rings of small- and mid-cap companies that dominate the convertible universe. The convertible market also benefited from increased convertible issuance. Global issuance is tracking toward $165 billion, which would mark the strongest year since 1998. This robust activity reflects companies strategically utilizing convertibles as cost-effective tools that offer modestly lower coupons in exchange for their conversion feature, enabling companies to capitalize on growth opportunities and to refinance existing obligations in a higher-rate environment. The surge in convertible issuance provides an expanding opportunity set as many convertibles are being issued with favorable risk-reward profiles, which we can use to replace convertibles that have become too equity- or bond-sensitive.

ASSET ALLOCATION AS OF 10/31/25

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Convertible Opportunities and Income Fund (Unaudited)

The composition of new convertible issuance proved particularly encouraging, given the diverse mix of companies accessing the market. The AI infrastructure buildout drove significant activity, but we also saw healthy issuance across sectors from firms pursuing growth capital and balance sheet optimization. Deal terms remained favorable compared to historical norms, featuring higher coupons and lower conversion premiums. In addition, a high proportion of investment-grade credits entered the convertible market.

What factors influenced performance over the annual period?

Declining interest rates and narrowing credit spreads were supportive of both convertibles and high-yield bonds during the reporting period. As convertibles benefited from the strong performance of their underlying stocks, they significantly outperformed high-yield bonds. The Fund's relative return was boosted by its relatively heavy allocation to convertibles and relatively light allocation to high-yield bonds.

From an economic sector perspective, the Fund benefited from favorable security selection and an average overweight position in information technology, as holdings in technology hardware, storage & peripherals, internet services & infrastructure, and application software contributed to results. Our positioning proved particularly advantageous as the sector navigated both the AI infrastructure investment cycle and rotation toward quality growth names.

Security selection within consumer discretionary also added value, with broadline retail emerging as a significant contributor. The Fund's lack of exposure to leisure products and favorable positioning in homefurnishing retail further supported returns.

From a risk-management perspective, our emphasis on total-return convertibles—those offering attractive equity participation while maintaining meaningful downside protection—helped the portfolio navigate the volatile conditions of early 2025. During the challenging month of April, when tariff-related concerns peaked, the Fund's allocation to more defensive, higher-quality convertible structures, along with our selective approach to credit quality, provided important ballast.

The Fund's use of leverage also proved beneficial as the return proceeds significantly exceeded the cost of leverage during the period.

Conversely, security selection within the financials sector detracted from performance. Holdings in consumer finance, asset management & custody banks, and transaction & payment processing services lagged during the period. Additionally, an underweight position, combined with security selection challenges in the real estate services industry, held back results in the real estate sector.

The health care sector presented a mixed picture. While certain holdings contributed positively, positions in health care equipment and health care services detracted overall, and the portfolio's lack of representation in managed health care—which performed well during portions of the period—also impeded relative returns.

How is the Fund positioned?

We continue to focus on actively managing the risk-reward trade-offs within the portfolio. Our preference for total-return convertibles positions the Fund to capitalize on market opportunities while providing important risk mitigation.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (Unaudited)

As of period end, convertible securities account for approximately 70% of the Fund's investments, with corporate bonds representing around 24% of the portfolio. This allocation provides meaningful exposure to equity market upside through convertibles, while the high-yield bond component contributes to income generation and portfolio diversification.

From a credit-quality perspective, unrated securities comprise approximately 62% of the portfolio. This reflects the structural reality that most convertibles are not rated by traditional credit agencies, requiring us to perform our own rigorous credit analysis. We maintain a selective approach to CCC credits at approximately 1% of the portfolio, while holding a significant allocation to BB-rated securities at roughly 15%. This BB tier offers attractive valuations and provides access to a substantial portion of the convertible universe where our proprietary research capabilities can add meaningful value. The weighted average duration of our bond holdings stands at 2.3 years.

On a sector basis, information technology and consumer discretionary represent the largest portfolio weights, whereas real estate and consumer staples comprise the smallest sector allocations. We maintain overweight positions in the application software and systems software industries, reflecting our conviction in secular technology adoption trends. Cable & satellite and asset management & custody banks constitute our most significant underweights.

During the period, we increased allocations to information technology and energy, with notable additions to systems software and coal & consumable fuels. Conversely, we reduced exposure to communication services and modestly trimmed health care holdings.

What are your closing thoughts for Fund shareholders?

As we look ahead, we anticipate continued pro-growth fiscal policies combined with an increasingly accommodative monetary policy framework. The Federal Reserve has demonstrated the willingness and capacity to adjust policy as economic conditions evolve, providing important flexibility.

While markets have advanced from the tariff-induced concerns earlier in the year, we remain mindful that periods of volatility may emerge as investors reassess valuations and policy developments. We believe the fundamental backdrop remains constructive, given strong corporate balance sheets, robust earnings momentum across many sectors, and accelerating investment in transformative technologies.

The convertible market enters this environment from a position of strength. Record-setting new issuance has expanded the opportunity set, providing our team with an abundance of attractively valued securities to evaluate. The hybrid structure of convertibles—combining equity-like growth potential with bond-like risk-mitigation characteristics—offers a particularly compelling value proposition in an environment where both opportunity and uncertainty coexist.

We believe active management remains paramount. Each convertible security has unique structural features that evolve over time in response to changes in the underlying equity, credit spreads, and interest rates. Our disciplined approach to security selection, emphasis on risk management, and commitment to identifying secular growth themes position the Fund to deliver attractive risk-adjusted returns while providing the monthly income our shareholders value.

www.calamos.com

Calamos Convertible Opportunities and Income Fund (CHI) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.* The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities.

The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from two to ten years. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms an important part of the Fund's principal investment strategies.

A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 35% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (CHI) (Unaudited)

Although the Fund primarily invests in securities of US issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices (such as the S&P 500 or the MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indices.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the US Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $430 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $132.75 million.

www.calamos.com

Calamos Convertible and High Income Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 5/28/03

	1 Year	Since Inception**
On Market Price	11.15%	8.86%
On NAV	23.80%	9.10%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	31.1%
Consumer Discretionary	11.5
Communication Services	10.6
Financials	10.3
Industrials	8.8
Health Care	5.7
Utilities	5.6
Energy	4.0
Materials	3.8
Consumer Staples	3.4
Real Estate	0.8
Airlines	0.3
Special Purpose Acquisition Companies	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed-income offering that seeks total return through capital appreciation and current income. It provides an alternative to funds that invest exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rate moves.

The Fund invests in a diversified portfolio of convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By utilizing these asset classes in combination, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio's risk-reward characteristics.

We seek companies with sound balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in the securities of US issuers, we favor companies that actively participate in markets with geographically diversified revenue streams and global-scale business strategies.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1000 per share, equating to an annualized distribution rate of 10.24%, which is attractive and competitive relative to other yield alternatives in the marketplace. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $27.01 per share since inception.

How did the Fund perform over the annual period?

The Fund returned 23.80% on a net asset value (NAV) basis and 11.15% on a market price basis for the 12 months ended October 31, 2025 ("annual period"), versus 15.16% for the comparator index comprising 50% ICE BofA All US Convertibles Index and 50% Bloomberg US High Yield 2% Issuer Capped Index for the same period. At the end of the annual period, the Fund's shares traded at a -0.42% discount to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how effectively a manager capitalizes on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What major market developments shaped the annual period?

The 12-month period presented a tale of two distinct market environments. The year began with considerable optimism as markets anticipated continued economic expansion and moderating inflation. However, the opening months of 2025 brought heightened volatility as investors grappled with uncertainties surrounding tariff policies, immigration reforms, and their potential economic ramifications.

The second and third quarters witnessed a meaningful stabilization as markets responded constructively to easing tariff concerns. Importantly, the Federal Reserve demonstrated flexibility by initiating two quarter-point rate cuts—one in the third quarter and another in October—signaling the central bank's transition toward a less restrictive monetary stance while maintaining its data-dependent approach.

Throughout the period, US economic fundamentals remained solid, underpinned by pro-growth fiscal policies and robust corporate investment in transformative technologies, particularly artificial intelligence. The AI infrastructure buildout became a defining theme, driving a surge in convertible issuance from energy providers, data centers, and semiconductor manufacturers seeking cost-effective capital to fund expansion.

The convertible market performed well through these crosscurrents, ultimately benefiting from the broadening of equity market leadership beyond the inner circle of mega-cap technology stocks to the outer rings of small- and mid-cap companies that dominate the convertible universe. The convertible market also benefited from increased convertible issuance. Global issuance is tracking toward $165 billion, which would mark the strongest year since 1998. This robust activity reflects companies strategically utilizing convertibles as cost-effective tools that offer modestly lower coupons in exchange for their conversion feature, enabling companies to capitalize on growth opportunities and to refinance existing obligations in a higher-rate environment. The surge in convertible issuance provides an expanding opportunity set, and many of the convertibles being issued have favorable risk-reward profiles, which make them good candidates to replace convertibles that have become too equity- or bond-sensitive.

ASSET ALLOCATION AS OF 10/31/25

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Convertible and High Income Fund (Unaudited)

The composition of new convertible issuance proved particularly encouraging, given the diverse mix of companies accessing the market. The AI infrastructure buildout drove significant activity, but we also saw healthy issuance across sectors from firms pursuing growth capital and balance sheet optimization. Deal terms remained favorable compared to historical norms, featuring higher coupons and lower conversion premiums. In addition, a significant proportion of investment-grade credits entered the convertible market.

What factors influenced performance over the annual period?

Declining interest rates and narrowing credit spreads were supportive of both convertibles and high-yield bonds during the reporting period. As convertibles benefited from the strong performance of their underlying stocks, they significantly outperformed high-yield bonds. The Fund's relative return was boosted by its relatively heavy allocation to convertibles and relatively light allocation to high-yield bonds.

From an economic sector perspective, the Fund benefited from favorable security selection and an average overweight position in information technology, as holdings in technology hardware, storage & peripherals, and communications equipment contributed to results. Our positioning proved particularly advantageous as the sector navigated both the AI infrastructure investment cycle and rotation toward quality growth names.

Security selection within consumer discretionary also added value, with broadline retail emerging as a significant contributor. In addition, our lack of representation in computer & electronics retail lifted relative returns.

From a risk-management perspective, our emphasis on total-return convertibles—those offering attractive equity participation while maintaining meaningful downside protection—helped the portfolio navigate the volatile conditions of early 2025. During the challenging month of April, when tariff-related concerns peaked, the Fund's allocation to more defensive, higher-quality convertible structures, along with our selective approach to credit quality, provided important ballast.

The Fund's use of leverage also proved beneficial as the return proceeds significantly exceeded the cost of leverage during the period.

Conversely, an underweight position, combined with security selection challenges in the real estate services industry, held back results in the real estate sector.

The health care sector presented a mixed picture. While certain holdings contributed positively, positions in health care supplies and health care services detracted overall, and the portfolio's lack of representation in managed health care—which performed well during portions of the period—also impeded relative returns.

How is the Fund positioned?

We continue to focus on actively managing the risk-reward trade-offs within the portfolio. Our preference for total-return convertibles positions the Fund to capitalize on market opportunities while providing important risk mitigation.

As of period end, convertible securities account for approximately 69% of the Fund's investments, with corporate bonds representing around 23% of the

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (Unaudited)

portfolio. This allocation provides meaningful exposure to equity market upside through convertibles, while the high-yield bond component contributes to income generation and portfolio diversification.

From a credit-quality perspective, unrated securities comprise approximately 62% of the portfolio. This reflects the structural reality that most convertibles are not rated by traditional credit agencies, requiring us to perform our own rigorous credit analysis. We maintain a selective approach to CCC credits at approximately 1% of the portfolio, while holding a significant allocation to BB-rated securities at roughly 15%. This BB tier offers attractive valuations and provides access to a substantial portion of the convertible universe where our proprietary research capabilities can add meaningful value. The weighted average duration of our bond holdings stands at 2.2 years.

In terms of economic sectors, the largest portfolio weights are in information technology and consumer discretionary on an absolute basis. Conversely, real estate and consumer staples represent the smallest absolute sector weights with holdings. We maintain overweight allocations in information technology and consumer discretionary. Application software (within information technology) and broadline retail (within consumer discretionary) constitute the most significant relative overweights. Cable & satellite and diversified banks constitute the most significant underweight industries.

Allocations to information technology and industrials rose during the period with increased weights in application software and heavy electrical equipment. By contrast, allocations to consumer discretionary and health care decreased over the period with reductions to hotels, resorts & cruise lines and health care equipment.

What are your closing thoughts for Fund shareholders?

As we look ahead, we anticipate continued pro-growth fiscal policies combined with an increasingly accommodative monetary policy framework. The Federal Reserve has demonstrated the willingness and capacity to adjust policy as economic conditions evolve, providing important flexibility.

While markets have advanced from the tariff-induced concerns earlier in the year, we remain mindful that periods of volatility may emerge as investors reassess valuations and policy developments. We believe the fundamental backdrop remains constructive, given strong corporate balance sheets, robust earnings momentum across many sectors, and accelerating investment in transformative technologies.

The convertible market enters this environment from a position of strength. Record-setting new issuance has expanded the opportunity set, providing our team with an abundance of attractively valued securities to evaluate. The hybrid structure of convertibles—combining equity-like growth potential with bond-like risk-mitigation characteristics—offers a particularly compelling value proposition in an environment where both opportunity and uncertainty coexist.

We believe active management remains paramount. Each convertible security has unique structural features that evolve over time in response to changes in the underlying equity, credit spreads, and interest rates. Our disciplined approach to security selection, emphasis on risk management, and commitment to identifying secular growth themes position the Fund to deliver attractive risk-adjusted returns while providing the monthly income our shareholders value.

www.calamos.com

Calamos Convertible and High Income Fund (CHY) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.* The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as, under normal circumstances, the combined total equals at least 80% of the Fund's managed assets).

The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from two to ten years. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts. However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund's investment objective and restrictions.

Investment in convertible securities forms an important part of the Fund's principal investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 20% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.

Investment in high yield securities forms an important part of the Fund's principal investment strategies. The Fund will invest in high yield securities for either current income or capital appreciation or both. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. These securities are rated Ba or lower

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (CHY) (Unaudited)

by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

Although the Fund primarily invests in securities of US issuers, the Fund may invest up to 25% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the US Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate market indices.

The Fund may invest up to 10% of its managed assets in the equity securities (including common units) of master limited partnerships ("MLPs"). Convertible securities are excluded from this limitation. MLPs are investment vehicles generally organized under state law as limited partnerships or limited liability companies. MLPs typically issue general partner and limited partner interests, or managing member and member interests, and MLP-issued securities are often listed and traded on a securities exchange. Such securities are structured by contract and may incorporate both equity-like and debt-like components. The general partner or manager of the MLP generally controls the operation and management of the MLP, and typically is eligible for certain incentive distributions under the terms of the MLP. The Fund will not typically invest in general partner or manager interests of MLPs. Limited partner or member interests in MLPs may have either preferred or subordinated rights to MLP assets and distributions.

The Fund may invest in securities of real estate investment trusts ("REITs"), including debt securities they may issue. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

www.calamos.com

Calamos Convertible and High Income Fund (CHY) (Unaudited)

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $480 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $144.5 million.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (Unaudited)

CALAMOS STRATEGIC TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out monthly. We invest in a diversified portfolio of equities, convertible securities, and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities to contribute to the portfolio. By using these asset classes in combination, we believe the Fund can be optimally positioned to generate capital gains and income over the long term. This broader range of security types also provides us with increased opportunities to manage the risk-reward characteristics of the portfolio through complete market cycles.

While we are often more heavily weighted in the securities of US issuers, we favor companies with geographically diversified revenue streams and global business strategies. Moreover, we emphasize companies that offer reliable debt servicing, durable balance sheets, solid free cash flow, and good prospects for sustainable growth—profitable businesses that are more resilient to inflationary pressures and relatively higher interest rates.

Please discuss the Fund's distributions during the annual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1025 per share, equating to an annualized distribution rate of 6.37%, which is attractive and competitive relative to other yield alternatives in the marketplace. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $21.86 per share since inception.

How did the Fund perform over the annual period?

The Fund returned 27.10% on a net asset value (NAV) basis and 19.39% on a market price basis for the 12 months ended October 31, 2025 ("annual period") outperforming the 18.52% gain of a comparator index comprising 50% S&P 500 Index, 25% ICE BofA All US Convertibles Index and 25% Bloomberg US High Yield 2% Issuer Capped Index. At the end of the annual period, the Fund's shares traded at a -7.30% discount to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, the market price might be influenced by general market sentiment or future expectations. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how effectively a manager capitalizes on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 3/26/04

	1 Year	Since Inception**
On Market Price	19.39%	9.91%
On NAV	27.10%	10.54%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	30.4%
Financials	11.9
Consumer Discretionary	11.7
Communication Services	11.4
Industrials	7.9
Health Care	6.7
Consumer Staples	4.6
Energy	4.1
Utilities	3.3
Materials	2.5
Other	1.9
Real Estate	0.8
Airlines	0.2
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Strategic Total Return Fund (Unaudited)

ASSET ALLOCATION AS OF 10/31/25

Fund asset allocations are based on total investments and may vary over time.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the annual period?

The Fund's performance benefited from the strength of large-cap technology stalwarts associated with AI innovation and critical infrastructure buildout. The Fund's multi-asset structure provided advantages in navigating the sharp policy-driven volatility of early spring. In addition to strong equity market performance over the period, the Fund's convertible and fixed-income investments benefited from declining interest rates and narrowing credit spreads. Additionally, the Fund's prudent use of leverage was beneficial as the performance on the levered proceeds significantly exceeded the cost of leverage.

From an economic sector perspective, the Fund benefited from security selection and an average overweight allocation in information technology. Specifically, positions in the semiconductors and systems software industries propelled performance. The Fund's favorable selection in industrials provided lift, especially in research & consulting services, heavy electrical equipment, and industrial machinery & supplies & components industries.

Security selection within the health care sector dampened results, as holdings in managed health care and life sciences tools & services lost ground. Additionally, security selection within the consumer staples sector detracted, specifically in consumer staples merchandise retail and tobacco industries.

How is the Fund positioned?

Our balanced approach in using stocks, convertibles and bonds seeks to provide both upside participation in the markets along with resilience during periods of uncertainty. Our positioning reflects confidence in both near-term policy beneficiaries and long-term secular winners. We emphasize companies demonstrating operational excellence and strategic clarity in navigating the current environment. We continue to favor businesses associated with the AI buildout and will monitor their performance. While we continue to favor these businesses, we remain vigilant to downside risks, including changes in demand trends as the AI buildout evolves.

Beyond AI, we remain focused on quality growth companies with sustainable advantages, reasonable valuations, and alignment with enduring technological and economic trends, while maintaining flexibility to adapt as conditions evolve.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (Unaudited)

Common stocks comprise our largest allocation at approximately 64% of the portfolio. Convertible securities are our favored portion of the fixed-income market and represent 18% of the portfolio, as they provide exposure to some favorable but riskier parts of the equity market—small caps, mid caps, and momentum equities—in a risk-managed way. Corporate bonds constitute approximately 9% of our holdings.

Given the current rate environment and policy uncertainty, we maintain our short-duration positioning and moderate below-investment-grade credit exposure in the portfolio's fixed-income allocation. At quarter-end, the weighted average duration of our bond holdings was 2.4 years.

From a sector standpoint, the largest portfolio weights reside in information technology and financials on an absolute basis. Conversely, real estate and materials represent the smallest absolute sector weights with holdings. On a relative basis, systems software and technology hardware, storage & peripherals constitute significant industry overweights. Application software and cable & satellite comprise significant industry underweights.

The information technology allocation increased during the period, and the weight to health care also rose modestly. Allocations to consumer staples and financials decreased modestly, driven by reduced weights in merchandise retail and transaction & payment processing services, respectively.

As of October 31, 2025, our total percentage of assets leveraged was approximately 30%.

What are your closing thoughts for Fund shareholders?

We believe our steady course has proven its worth through multiple market environments this year. We do not chase momentum; rather, our consistent focus on innovation leaders and high-quality companies through our multi-asset approach has delivered solid results. The AI revolution remains in its early stages, and companies that successfully navigate this transformation should capture disproportionate value creation.

The economy continues to demonstrate mid-cycle characteristics—solid employment, moderate GDP growth, and normalizing inflation—providing a stable backdrop for risk asset allocation. Corporate earnings visibility has improved as management teams adapt their operational strategies to the evolving policy environment, focusing on efficiency gains and protecting margins.

The convertible market saw a significant upsurge in issuance. 2025 global issuance is tracking toward $165 billion, which would mark the strongest year on record since 1998. This robust issuance reflects companies strategically using convertibles as cost-effective tools for capitalizing on growth opportunities and refinancing other forms of debt. We expect this favorable environment to persist, providing continued opportunities for the portfolio.

We maintain our constructive but risk-aware stance. Current valuations increasingly reflect growth expectations extending well into the next decade. Our multi-asset structure, which combines equity opportunities with convertibles and high-yield securities, provides flexibility to capture opportunities while managing downside risk. We believe this balanced approach positions the Calamos Strategic Total Return Fund to navigate both near-term volatility and long-term opportunities as the investment landscape evolves.

www.calamos.com

Calamos Strategic Total Return Fund (CSQ) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities).

The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

Calamos analyzes securities for the Fund's portfolio using an approach that focuses on assessing a total enterprise value before assessing the value of the securities issued by a company. Calamos seeks to assess the value of an issuer's total enterprise by studying its financial statements, including its balance sheet. Once enterprise value is determined, Calamos seeks to assess the value of the issuer's different types of securities, taking into account the business risk of the issuer, its competitive position and the seniority of each type of security relative to the rest of the issuer's capital structure. This approach serves as the basis for the Calamos research team's design and use of proprietary models which, along with risk management and portfolio construction techniques, assist in determining whether a given security presents an investment opportunity for the Fund.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (CSQ) (Unaudited)

Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $1.13 billion and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $323 million.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 3/27/15

	1 Year	Since Inception**
On Market Price	1.84%	9.14%
On NAV	26.63%	9.57%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	37.8%
Communication Services	11.0
Financials	9.5
Consumer Discretionary	9.3
Industrials	8.3
Health Care	5.8
Utilities	5.7
Materials	3.6
Consumer Staples	2.6
Energy	2.0
Real Estate	0.9
Airlines	0.1
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented fund seeking to provide steady monthly income. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining asset classes, we believe the Fund is well positioned to generate capital gains and income over the long term. The dynamic allocation of security types also provides us with opportunities to manage the risk-reward characteristics of the portfolio over complete market cycles.

Through this approach, we aim to provide investors with an attractive monthly distribution. The Fund offers an alternative to funds that invest exclusively in investment-grade fixed-income instruments. It seeks to be less sensitive to interest rates while delivering equity exposure using convertibles. We seek companies with sound balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in the securities of US issuers, we favor companies that actively participate in globalization with geographically diverse revenue streams and global-scale business strategies.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1950 per share as of October 31, 2025, equating to an annualized distribution rate of 10.69%, which is attractive and competitive relative to other yield alternatives in the marketplace. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $22.67 per share since inception.

How did the Fund perform over the annual period?

The Fund returned 26.63% on a net asset value (NAV) basis and 1.84% on a market price basis for the 12 months ended October 31, 2025 ("annual period"), versus a return of 19.44% for a comparator index comprising 80% ICE BofA All US Convertibles Index and 20% Bloomberg US High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund's shares traded at a 0.41% premium to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how effectively a manager capitalizes on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What major market developments shaped the period?

The 12-month period presented a tale of two distinct market environments. The year began with considerable optimism as markets anticipated continued economic expansion and moderating inflation. However, the opening months of 2025 brought heightened volatility as investors grappled with uncertainties surrounding tariff policies, immigration reforms, and their potential economic ramifications.

The second and third quarters witnessed a meaningful stabilization as markets responded constructively to easing tariff concerns. Importantly, the Federal Reserve demonstrated flexibility by initiating two quarter-point rate cuts—one in the third quarter and another in October—signaling the central bank's transition toward a less restrictive monetary stance while maintaining its data-dependent approach.

Throughout the period, US economic fundamentals remained solid, underpinned by pro-growth fiscal policies and robust corporate investment in transformative technologies, particularly artificial intelligence. The AI infrastructure buildout became a defining theme, driving a surge in convertible issuance from energy providers, data centers, and semiconductor manufacturers seeking cost-effective capital to fund expansion.

The convertible market performed well through these crosscurrents, ultimately benefiting from the broadening of equity market leadership beyond the inner circle of mega-cap technology stocks to the outer rings of small- and mid-cap companies that dominate the convertible universe. The convertible market also benefited from increased convertible issuance. Global issuance is tracking toward $165 billion, which would mark the strongest year since 1998. This robust activity reflects companies strategically utilizing convertibles as cost-effective tools that offer modestly lower coupons in exchange for their conversion feature, enabling companies to capitalize on growth opportunities and to refinance existing obligations in a higher-rate environment. The surge in convertible issuance provides an expanding opportunity set, and many of the convertibles being issued have favorable risk-reward profiles, which make them good candidates to replace convertibles that have become too equity- or bond-sensitive.

ASSET ALLOCATION AS OF 10/31/25

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (Unaudited)

The composition of new convertible issuance proved particularly encouraging, given the diverse mix of companies accessing the market. The AI infrastructure buildout drove significant activity, but we also saw healthy issuance across sectors from firms pursuing growth capital and balance sheet optimization. Deal terms remained favorable compared to historical norms, featuring higher coupons and lower conversion premiums. In addition, a significant proportion of investment-grade credits entered the convertible market.

What factors influenced performance over the annual period?

Declining interest rates and narrowing credit spreads were supportive of both convertibles and high-yield bonds during the reporting period. As convertibles benefited from the strong performance of their underlying stocks, they significantly outperformed high-yield bonds. The Fund's relative return was boosted by its relatively heavy allocation to convertibles and relatively light allocation to high-yield bonds.

From an economic sector perspective, the Fund benefited from favorable security selection and an average overweight position in information technology, as holdings in technology hardware, storage & peripherals, and communications equipment contributed to the results. Our positioning proved particularly advantageous as the sector navigated both the AI infrastructure investment cycle and rotation toward quality growth names.

Security selection within consumer discretionary also added value, with broadline retail emerging as a significant contributor. The Fund's lack of exposure to leisure products and favorable positioning in homefurnishing retail further supported returns.

From a risk-management perspective, our emphasis on total-return convertibles—those offering attractive equity participation while maintaining meaningful downside protection—helped the portfolio navigate the volatile conditions of early 2025. During the challenging month of April, when tariff-related concerns peaked, the Fund's allocation to more defensive, higher-quality convertible structures, along with our selective approach to credit quality, provided important ballast.

The Fund's use of leverage also proved beneficial, as the return proceeds significantly exceeded the cost of leverage during the period.

Over the period, security selection within the industrials sector weakened returns. Aerospace & defense lagged, as did heavy electrical equipment.

The health care sector presented a mixed picture. While certain holdings contributed positively, positions in health care equipment and health care services detracted overall, and the portfolio's lack of representation in managed health care—which performed well during portions of the period—also impeded relative returns.

How is the Fund positioned?

We focus on actively managing the risk-reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer a balance. We have maintained a preference for the balanced portion of the convertible market, which offers a favorable asymmetric payoff profile by providing an attractive level of upside equity participation with reduced exposure to downside moves.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund (Unaudited)

As of October 31, 2025, convertibles accounted for approximately 85% of the portfolio. We believe this allocation enables shareholders to capitalize on selective opportunities in the broader equity markets. In the long term, we think patient investors will be rewarded through an allocation to convertibles and select high-yield bonds that may offer attractive valuations.

From a credit-quality perspective, unrated securities comprise approximately 77% of the portfolio. This reflects the structural reality that most convertibles are not rated by traditional credit agencies, requiring us to perform our own rigorous credit analysis. We maintain a selective approach to CCC credits at approximately 1% of the portfolio, while holding a significant allocation to BB-rated securities at roughly 6%. This BB tier offers attractive valuations and provides access to a substantial portion of the convertible universe where our proprietary research capabilities can add meaningful value. The weighted average duration of our bond holdings stands at 1.8 years.

From a sector standpoint, information technology and industrials represent the largest weights on an absolute basis, while consumer staples and real estate represent the smallest sector weights with holdings. We maintain overweight allocations to the systems software and application software industries. Consumer finance and cable & satellite are among the underweight industries.

Allocations to information technology and industrials rose during the period with increased weights in application software and heavy electrical equipment. By contrast, allocations to consumer discretionary and health care decreased over the period with reductions to hotels, resorts & cruise lines in addition to health care equipment.

What are your closing thoughts for Fund shareholders?

Although we view the combination of policy normalization, robust new issuance, and compelling secular growth themes as creating a potentially attractive investment backdrop, we also anticipate persistent market volatility. The hybrid structure of convertibles—combining equity-like growth potential with bond-like risk-mitigation characteristics—makes these securities well-suited to navigate evolving market conditions.

Active management remains essential, as each convertible security offers unique structural features that can evolve over time. Disciplined security selection and ongoing portfolio management are crucial to optimizing the asymmetric return profiles these instruments can offer. The Fund's dynamic approach allows us to adjust positioning as market conditions change while maintaining focus on our core objective of providing competitive income and long-term total return.

We remain confident in our ability to deliver solid risk-adjusted returns through disciplined active management while providing important portfolio diversification benefits, particularly as continued market volatility creates both challenges and opportunities. We believe that the Calamos Dynamic Convertible and Income Fund is well-equipped to perform in an environment that favors individual security selection, discipline, and the insights to identify the themes transforming the world.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (CCD) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertible instruments, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or "junk") bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as "income-producing securities"). With regard to the synthetic convertible instruments, the fixed income and convertible components may have different issuers, and either component may change at any time. Under normal circumstances, at least 80% of the Fund's managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund's managed assets invested in convertible securities (including synthetic convertibles).* The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets.

The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible instruments). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible instruments); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody's or below B- by Standard & Poor's. As such, the Fund's portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE")) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $370 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $91.75 million.

Term Structure

Absent shareholder approval to amend the limited term provision of the Fund's Agreement and Declaration of Trust, the Fund's Agreement and Declaration of Trust provides that it will cease to exist at the close of business on the fifteenth anniversary of the effective date of the Fund's registration statement, March 26, 2030, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund's Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to March 26, 2031, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund's investment objective and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $25 per common share on the Termination Date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (Unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a globally enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

We draw on our team's experience across multiple asset classes and employ a highly flexible approach to invest in equities, convertible securities, and fixed-income securities. We can also employ alternative strategies, such as options, to generate income and hedge against risk. This broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks, and generate attractive current income and total return over full market cycles.

We invest in both US and non-US companies. We emphasize companies with sustainable growth opportunities, exposure to our key secular themes, and flexible balance sheets. We favor companies with geographically diversified revenue streams and place greater emphasis on revenue exposure over country of domicile.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0500 per share, equating to an annualized distribution rate of 7.82%, which is attractive and competitive with other yield alternatives. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $14.53 per share since inception.

How did the Fund perform over the annual period?

The Fund returned 21.02% on a net asset value (NAV) basis and 21.19% on a market price basis for the 12 months ended October 31, 2025 ("annual period") outperforming the 19.27% return of a comparator index comprising 40% MSCI ACWI Index, 30% FTSE Global Convertible Bond Index, and 30% Bloomberg US High Yield 2% Issuer Capped Index. At the end of the annual period, the Fund's shares traded at a -10.50% discount to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities may drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how effectively a manager capitalizes on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 6/27/07

	1 Year	Since Inception**
On Market Price	21.19%	6.39%
On NAV	21.02%	7.30%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	25.9%
Communication Services	13.3
Financials	12.3
Industrials	12.0
Consumer Discretionary	9.8
Materials	5.0
Consumer Staples	4.6
Energy	4.2
Utilities	4.1
Health Care	3.7
Other	1.8
Real Estate	0.2
Airlines	0.1
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

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Calamos Global Dynamic Income Fund (Unaudited)

ASSET ALLOCATION AS OF 10/31/25

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the annual period?

The 12-month period reflected a dynamic shift in global market leadership, with investor sentiment increasingly favoring ex-US markets following years of US equity dominance. The Fund's global diversification and multi-asset approach proved advantageous as markets experienced heightened volatility driven by policy uncertainty, evolving trade dynamics, and shifting monetary policy expectations across major economies.

The Fund generated positive returns as many of our companies aligned with our key secular themes and performed well due to their compelling growth fundamentals. Our emphasis on total-return convertibles—balanced securities offering attractive upside participation with downside cushions—helped manage risk during periods of elevated volatility, particularly through the turbulent markets in March and April 2025.

The convertible market experienced robust issuance activity throughout the period, with global issuance tracking toward an estimated $165 billion, which would mark the strongest year since 1998. US convertible issuance was driven by a surge of AI-related deals from energy providers, data centers, and semiconductor manufacturers, providing fresh investment opportunities and attractive structures.

From a monetary policy perspective, central banks continued to adjust their approaches. The Federal Reserve implemented multiple interest rate cuts during the period, reflecting confidence that inflation pressures were moderating. The ECB also eased policy incrementally, providing additional flexibility as European fiscal stimulus measures began to take effect. Meanwhile, the Bank of Japan raised rates modestly as the country's economy showed signs of sustained normalization.

From a sector perspective, the Fund's strong security selection in the communication services sector contributed to performance. Positions in the movies & entertainment and integrated telecommunication services industries added value. Leading security selection in technology also supported results, as holdings in semiconductors performed well.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (Unaudited)

In contrast, security selection in health care hampered results due to company-specific catalysts as in the pharmaceuticals industry. Security selection within industrials also detracted, as holdings in electrical equipment advanced but trailed the higher returns in the benchmark.

Through a geographic lens, an average underweight allocation and selection in the US contributed to positive returns, as our holdings delivered strong growth fundamentals. Security selection within Emerging Asia also contributed, specifically in Korea and Taiwan, due to exposure to key themes. Conversely, relative selection within Europe and Japan hindered returns, as holdings generated gains but lagged the upside in the benchmark.

The reporting period saw a favorable environment for the prudent use of leverage to enhance total return and support the Fund's distribution rate.

How is the Fund positioned?

The Fund seeks to provide a high level of current income with a secondary objective of capital appreciation through maximum flexibility to dynamically allocate across a portfolio of equities, convertible bonds, and fixed-income securities on a global basis.

We continue to find opportunities across all asset classes. Common stocks represent approximately 60% of managed assets as of period-end, followed by convertible securities at 25%. Our equity holdings offer exposure to opportunities in global stock markets, while our convertibles present a way to participate in the upside of equities in a risk-managed manner and earn income from distributions.

We maintain a preference for larger-cap, growth-oriented companies with a global footprint. Based on our current views, we favor quality companies with diverse revenue streams and those exposed to key secular themes where we expect overall demand to remain robust. Given our emphasis on risk management, we target companies with balance sheet flexibility, solid cash flow fundamentals, good prospects for sustainable growth, and reliable debt servicing. We believe such companies will be less vulnerable to potential market volatility.

From a sector standpoint, information technology and industrials represent the largest weights on an absolute basis, while real estate and utilities represent the smallest sector weights with holdings. Key industry positions include semiconductors, aerospace, and broadline retail. We are underweight in the financials, health care, consumer staples and real estate sectors.

From a geographic perspective, our largest weight is in the US, with approximately 51% of holdings across multiple asset classes. Asia/Pacific and Europe represent approximately 26% and 16% of the portfolio's assets, respectively.

◼  US: We own diversified positions across a range of industries. We see bottom-up opportunities across our key secular themes, emphasizing companies with advantaged business models and leading fundamentals.

◼  Europe: We hold a blend of secular growth, cyclicals, and higher-quality defensives. We evaluate the impact of fiscal stimulus measures and demand, considering the region's extensive linkages to global trade.

◼  Emerging Markets: We hold a diversified portfolio of investments in emerging markets. Positioning reflects our view of key policy reforms, increased localized consumption, and attractive valuations. We continue to take a selective approach to investments in China, Taiwan, and Korea. Where possible, we utilize

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Calamos Global Dynamic Income Fund (Unaudited)

structures that limit downside risk and focus on quality companies most exposed to positive inflections we have identified.

◼  Japan: We see multiple opportunities in Japan, with an emphasis on companies benefiting from regulatory and governance reforms, in addition to exposure to key innovation industries.

We pursue yield within our risk-managed total return approach, blending high-yield and investment-grade credits. Recognizing that interest rate fluctuations affect longer-term fixed-income securities, we maintain a weighted average duration of 2.3 years.

In today's markets, we prioritize companies that demonstrate reliable debt servicing capabilities. Therefore, we limit exposure to lower-quality credit, with only 2% invested in CCC or lower-rated bonds.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate a set of diverse crosscurrents. We are analyzing multiple market drivers, including growth and inflation dynamics, monetary policy, and geopolitical considerations. With the US administration challenging the status quo globally and secular growth tailwinds continually shifting, we anticipate that the period ahead will present opportunities to capitalize on disruption.

The dramatic shift we observed during the year—with capital beginning to migrate toward ex-US markets after years of US dominance—may represent an early stage of longer-term rebalancing. European fiscal stimulus, particularly Germany's infrastructure investment plans and broader defense spending commitments, could provide meaningful tailwinds for the region. Meanwhile, emerging markets continue to offer compelling valuations and structural growth opportunities, particularly in areas benefiting from policy reforms and rising domestic consumption.

Within this environment, we continue to identify multiple opportunities at the thematic, regional, and market-cap levels. Our active, risk-managed investment approach and long-term perspective position us to capitalize on the volatility and opportunities in global markets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (CHW) (Unaudited)

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund's investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may also use other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, invests at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund seeks to maintain a balanced approach to geographic portfolio diversification. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund uses a number of investment strategies to achieve its objectives and invests in a wide variety of financial instruments. These instruments include global convertible, exchangeable instruments, as well as "synthetic" convertible instruments. With regard to the synthetic convertible instruments, the fixed income and convertible components may have different issuers, and either component may change at any time. The Fund also invests in global equities or equity-linked securities with high income potential. From time to time, the Fund invests in Rule 144A securities, foreign exchange contracts or securities with imbedded foreign exchange hedges, and high yield bonds of companies rated BB or lower.

In general, the Fund seeks out companies with a long-term track record of high dividend payout consistent with dividend growth. In certain circumstances, the Fund may invest in underlying companies it believes have substantial prospects for price appreciation even if the there is little or no dividend growth potential. From time to time, the Fund may sell index options or single stock options (either listed or "over the counter") to enhance the overall yield of the Fund or, in the opinion of the Adviser, reduce portfolio volatility. The Fund may purchase options to hedge or engage in other hedging activities including the purchase or sale of futures, swaps or options on equities, indices, currencies, interest rates or credits.

The Fund does not seek to maintain any target allocation among asset classes and, at any time, its allocation among asset classes may vary significantly over time as the portfolio is actively managed.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in

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Calamos Global Dynamic Income Fund (CHW) (Unaudited)

default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission. Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $265 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $48.5 million.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (Unaudited)

CALAMOS GLOBAL TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a total-return-oriented offering that seeks to provide an attractive monthly distribution. The Fund invests in a diversified portfolio of global equities, convertible securities, and corporate bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe the Fund can be optimally positioned to generate attractive total return and income, while managing the portfolio's risk-reward characteristics over full market cycles. We invest in both US and non-US companies, favoring those that offer diversified revenue streams, attractive growth prospects, and flexible balance sheets.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0800 per share, resulting in an annualized distribution rate of 8.03% that remained attractive and competitive relative to other yield alternatives. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $23.22 per share since inception.

How did the Fund perform over the annual period?

The Fund returned 20.97% on a net asset value (NAV) basis and 11.59% on a market price basis for the 12 months ended October 31, 2025 ("annual period") versus a return of 19.85% for a comparator index comprising 50% MSCI ACWI Index (Net Returns), 25% FTSE Global Convertible Bond Index, and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index. At the end of the annual period, the Fund's shares traded at a -8.77% discount to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges where factors other than the value of the underlying securities may drive the price of shares or market price. For example, general market sentiment or future expectations may influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how effectively a manager capitalizes on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 10/27/05

	1 Year	Since Inception**
On Market Price	11.59%	8.22%
On NAV	20.97%	8.97%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	26.2%
Communication Services	13.5
Industrials	12.3
Financials	12.2
Consumer Discretionary	9.8
Materials	4.7
Consumer Staples	4.6
Health Care	3.7
Energy	3.7
Utilities	3.7
Other	2.5
Real Estate	0.2
Airlines	0.1
Special Purpose Acquisition Companies	0.0

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Global Total Return Fund (Unaudited)

ASSET ALLOCATION AS OF 10/31/25

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the annual period?

The 12-month period was characterized by significant shifts in global market dynamics. The year began with resilient economic growth and a Federal Reserve that successfully navigated toward lower rates as inflation moderated. However, the period also included heightened volatility, particularly during the second quarter when investors confronted elevated policy uncertainty and slowing growth conditions. As the period progressed, multiple interest rate cuts provided some support to markets as the Fed maintained its data-dependent approach.

The Fund's focus on total-return convertibles proved beneficial from a risk-reward standpoint throughout the cycle. Our emphasis on balanced convertibles—those offering meaningful upside participation while providing downside cushion—allowed the Fund to navigate volatile periods more effectively than a pure equity approach might have achieved. The portfolio generated positive gains over the full period, as many of our holdings aligned with key secular themes and performed well because of their compelling growth fundamentals and competitive advantages.

A notable development during the period was the strength in global convertible issuance. Global issuance is tracking toward an estimated $165 billion for the full year, which would mark the strongest year since 1998. US issuance was particularly robust, driven by a surge of AI-related deals from energy providers, data centers, and semiconductor manufacturers seeking to finance infrastructure buildout. This healthy supply provided attractive opportunities to selectively add positions with favorable risk-reward characteristics.

During April 2025's challenging market environment, the Fund's multi-asset approach and emphasis on balanced convertibles helped actively manage the risk-reward profile. Our dynamic allocation between equities, convertibles, and bonds allowed us to adjust the portfolio's risk profile while maintaining exposure to companies we believed offered significant growth potential.

From a sector perspective, the Fund's security selection in the communication services sector contributed to its performance. Positions in the movies & entertainment industry contributed to the results. Our security selection in

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (Unaudited)

technology also added value, as holdings in semiconductors generated strong returns.

Conversely, the Fund's security selection in health care hampered results. Holdings in pharmaceuticals trailed the benchmark during the period. Consumer discretionary also detracted, as positions in hotels, resorts & cruise lines lagged on slowing growth fundamentals.

How did the Fund's geographic positioning impact performance?

The portfolio's average overweight position and strong returns in Emerging Asia contributed to performance, as holdings benefited from improving economic conditions and exposure to key secular themes in the region. The Fund's average underweight position in the US also added value as foreign markets generated higher returns over the period. On the contrary, security selection in Europe and Japan detracted from performance. Fund holdings advanced over the period but trailed the higher returns in the benchmark.

How is the Fund positioned?

Our largest allocations reside in information technology and industrial sectors, which together represent significant exposure reflecting our conviction in secular growth opportunities. Key industry positions include semiconductors, software, and aerospace & defense. We hold a relative underweight within the financials, health care, consumer staples, and real estate sectors, reflecting our view of better risk-adjusted opportunities elsewhere.

From a regional standpoint, we hold a diversified position in the US across a breadth of industries. We see bottom-up opportunities across our key secular themes, focusing on companies with advantaged business models and leading fundamentals that can sustain growth even in a more uncertain environment.

In Europe, we hold a blend of secular growth, cyclicals, and higher-quality defensives. We continue to evaluate the impact of fiscal stimulus measures and demand dynamics, particularly considering the region's extensive linkages to global trade. The significant defense spending commitments and infrastructure investment announced by Germany and other European nations create compelling opportunities in industrials and materials.

We own a breadth of holdings in emerging markets. Our positioning reflects our view of key policy reforms, increased localized consumption, and attractive valuations. In China, we've reached an inflection point, with conditions trending more positively than they have for many years. That said, we continue to take a selective approach to investing in China. Where possible, we utilize structures that limit downside risk and focus on quality companies most exposed to the positive inflections we have identified.

We see multiple opportunities in Japan, with an emphasis on companies benefiting from regulatory and governance reforms, as well as exposure to key innovation industries. Japan's return to higher nominal growth and improved corporate governance creates a more favorable backdrop.

Our position in convertibles stands at approximately 25% of the portfolio. Convertibles can offer income and risk-managed exposure to equity markets while providing a relative cushion against market volatility. The robust issuance environment has provided access to compelling new investment opportunities across regions and sectors.

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Calamos Global Total Return Fund (Unaudited)

We know that interest rate fluctuations and volatility can impact longer-term fixed-income securities, and we consider these factors when making investments. The weighted average duration of our bond holdings is 2.2 years as of period end, which is relatively low and should mitigate the impact of interest rate movement in an uncertain policy environment. From a geographic perspective, our largest weight of approximately 50% resides in the US, with Asia/Pacific and Europe representing approximately 28% and 14% of the portfolio's assets, respectively.

What are your closing thoughts for Fund shareholders?

Global markets continue to face diverse crosscurrents as we move forward. We are analyzing multiple market drivers, including evolving growth and inflation dynamics, monetary policy trajectories, and geopolitical considerations. With the US administration challenging the status quo globally and continually shifting secular growth tailwinds, we anticipate an environment ahead to be one where disruption creates opportunities.

The historic divergence between US and ex-US market performance over the past decade may be narrowing. After years of capital concentration in US markets, tariff and fiscal policy developments could catalyze capital migration into ex-US markets at the margin. This potential regime change reinforces the value of the Fund's global mandate and our ability to identify compelling opportunities across regions.

Within this environment, we continue to identify multiple opportunities at the thematic, regional, and market-cap levels. Our active, risk-managed investment approach and long-term perspective position us to capitalize on volatility in global markets. We believe the Fund's multi-asset class structure, combined with our disciplined security selection process, provides a differentiated approach for investors seeking income and capital appreciation in an evolving global landscape.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (CGO) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sub of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund's portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos' ongoing assessment of the attractiveness of writing options on the Fund's equity holdings. The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts ("forward contracts"). However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund's investment objective and restrictions. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. The price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

The Fund may invest in debt securities, including debt securities of US and foreign corporate issuers (also known as corporate bonds). Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed income securities which pay no interest. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and

www.calamos.com

Calamos Global Total Return Fund (CGO) (Unaudited)

may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace.

The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated below investment grade—i.e., rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. Nonconvertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or a company organized under the laws of a foreign country.

The Fund may invest in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund's limitations on options described below.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than US government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (CGO) (Unaudited)

obligations, in which case the Fund will forego the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon US government securities include STRIPS and CUBES, which are issued by the US Treasury as component parts of US Treasury bonds and represent scheduled interest and principal payments on the bonds.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission. Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $55 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $13 million.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

TOTAL RETURN*

Common Shares – Inception 11/29/19

	1 Year	Since Inception**
On Market Price	9.83%	5.10%
On NAV	6.81%	6.81%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Industrials	29.8%
Financials	14.0
Consumer Discretionary	13.3
Information Technology	8.1
Communication Services	6.1
Health Care	6.1
Energy	3.4
Materials	3.2
Utilities	2.3
Consumer Staples	1.3
Real Estate	0.3
Airlines	0.2
Special Purpose Acquisition Companies	0.1

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) seeks to provide investors with an attractive monthly distribution and total return, while maintaining a focus on capital preservation during periods of heightened market uncertainty. In pursuit of this goal, the Fund utilizes time-tested global long/short equity and multi-asset income strategies.

The long/short strategy provides hedged market exposure. The multi-asset income strategy is managed to support an attractive monthly distribution and potentially reduce vulnerability to volatile financial markets.

The Fund typically invests at least 80% of its managed assets in a globally diversified portfolio of equity securities, including common stocks, preferred stocks, convertible securities, and exchange-traded funds.

Please discuss the Fund's distributions during the annual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1400 per share, equating to an annualized distribution rate of 11.11%, which is attractive and competitive relative to other yield alternatives. For example, at the end of the period, the dividend yield of S&P 500 Index stocks was below 1.4%, and the 10-year US Treasury yield was in the low 4% range. As of October 31, 2025, the Fund has paid distributions totaling $9.65 per share since inception.

How did the Fund perform over the annual period?

For the 12 months ended October 31, 2025 ("annual period"), the Fund returned 6.81% on a net asset value (NAV) basis and 9.83% on market price versus an 11.98% return for the comparator index comprising 50% Bloomberg US High Yield 2% Issuer Capped Index, 30% MSCI ACWI Index, and 20% ICE BofA US All Capital Securities Index. At the end of the annual period, the Fund's shares traded at a -9.08% discount to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how effectively a manager capitalizes on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the annual period?

The 12-month period was characterized by extraordinary volatility and a fundamental reordering of the investment landscape. US equities entered 2025 from a position of vulnerability, with overvaluation, overoptimism, and overexposure concentrated in America's largest-cap growth stocks. Political developments in March and April catalyzed a sharp correction, with the S&P 500 Index briefly declining nearly 20% before recovering strongly through the summer and early autumn.

The Federal Reserve's policy pivot proved significant for the period, supporting the reflationary backdrop that benefited cyclical positioning while creating a more favorable environment for the Fund's leverage costs.

Long/Short Equity Performance Drivers

The short book proved more challenging during a strong year for equity markets, although we adeptly modified the net equity exposures in the first half of the calendar year. As the markets became more frothy later in the reporting period, the short book again proved challenging, but tactical hedging of select positions and industries provided some offset.

The Fund's industrials overweight and selective technology positioning helped capture opportunities across both the AI infrastructure buildout and the cyclical recovery themes. Maintaining a lower net equity exposure helped the Fund navigate significant political and trade policy uncertainty, particularly during the spring market disruption.

Among mega-caps, the Fund benefited from tactical positioning around Apple and favorable selection in cloud infrastructure providers, including Amazon, Microsoft, Alphabet, and Oracle. The Fund's exposure to NVIDIA remained tactical throughout the period, allowing participation in key rallies while avoiding extended periods of sideways price action.

The industrials overweight proved particularly valuable, as defense contractors like L3Harris Technologies benefited from the administration's ambitious "Golden Dome" missile defense initiative. Commercial aerospace company Boeing

ASSET ALLOCATION AS OF 10/31/25

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

navigated challenging conditions while positioning itself for long-term recovery. We bought federal IT contractors Booz Allen Hamilton and CACI International on weakness as DOGE-related fears created attractive entry points.

AI infrastructure component suppliers, Coherent, Fabrinet, and Ciena contributed meaningfully, demonstrating that the data center buildout extends well beyond GPU hardware. These positions captured the spillover effects of hyperscaler capex commitments while avoiding the concentration risk inherent in direct mega-cap exposure.

Fixed-Income and Preferred Securities Performance

The Fund's preferred securities outperformed the ICE BofA US All Capital Securities Index during the period. Security selection among banks and insurance companies drove substantial outperformance, while selection among electric utilities also added value. The institutional-style preferreds that dominate the portfolio—with coupons that reset over five-year Treasury yields—demonstrated their structural advantage in managing interest rate volatility.

The high-yield securities component finished in line with the Bloomberg US High Yield 2% Issuer Capped Index for the period. Security selection within the technology and transportation sectors contributed positively, while retailers and pharmaceuticals proved more challenging. The team's migration toward higher credit quality when yield give-ups were minimal helped position the portfolio defensively ahead of spring's disruption.

How is the Fund positioned?

We are reducing concentration risk in AI infrastructure while capturing opportunities in cyclicals benefiting from the administration's reflationary policies, including deregulation, tax incentives, increased defense spending, and the planned overhaul of bank capital rules.

Industrials remain the Fund's largest net long exposure, supported by our thesis that recession calls remain premature. The sector benefits from dollar weakness and capex incentives, and technology diffusion combined with reshoring represents multi-year tailwinds. The Fund has selectively added exposure to rate-sensitive areas, including housing, as the Fed's easing cycle progresses.

Within information technology, the Fund maintains core positions in cloud infrastructure providers while adopting a more tactical approach to direct AI beneficiaries. We recognize the power of the AI narrative and the fundamental advantages of dominant technology leaders, yet we believe the moment calls for a more risk-adjusted approach given crowded positioning and valuations at the top end of historical ranges.

The financial sector positioning remains selective, with core long positions in Wells Fargo and Morgan Stanley positioned to benefit from reduced regulation, a steeper yield curve, and the removal of legacy constraints. Despite the underweight relative to benchmarks, these holdings have demonstrated strong execution and favorable risk-reward characteristics.

Please discuss how the Fund uses leverage.

Given the favorable absolute returns achieved during the annual period, our use of leverage was accretive to performance. The Fund maintained leverage of $120 million during the period, representing approximately 27% of NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

Increased income earned on bond and preferred investments, as well as rebates earned on long/short hedging activity, helped offset higher leverage costs as rates remained elevated early in the period.

Leverage can offer positive reinvestment dynamics over time and has historically been beneficial to the returns of our closed-end funds. The Fed's easing cycle should create a more favorable environment for leverage costs in the period ahead.

What are your closing thoughts for Fund shareholders?

Looking ahead, the signals for a reordering of the investment landscape are unmistakable. US equities entered 2025 from a position of vulnerability related to "over-ownership" and "over-valuation" concentrated in growth equity assets. The correction witnessed in spring was unsurprising in this context, though the political catalyst and its intensity caught many off guard.

Two fundamental narratives now compete for investor attention. The first concerns rising risks to the AI infrastructure narrative as spending reaches mania levels while commercial returns remain elusive. The second involves multifaceted reflation for the broader economy through coordinated but unrelated policy efforts to stimulate demand and incomes across the US private sector.

The challenge for investors is not choosing between these narratives through binary market timing, but rather allocating appropriately given their differing risk profiles. The Fund's mandate has demonstrated its value in navigating this complex environment—preserving capital during Q1's downturn while participating in the subsequent recovery. Our balanced approach aims to capture opportunities in both themes while managing the concentration risks inherent in today's synchronized investor behavior around AI.

We anticipate increasing volatility as these divergent narratives evolve. The absence of leverage in the AI buildout—being largely "equity funded" rather than "debt financed"—implies outcomes that may be "less bad" for broader economic activity even as equity valuations adjust. This supports our conviction in maintaining healthy exposure to pro-growth cyclicals while approaching AI-driven momentum stocks with increasing wariness.

History suggests that as the economic significance of transformative technologies becomes clearer, the valuations of related stocks typically compress. Whether through dramatic collapse or gradual exhaustion, we believe the current AI euphoria faces a reckoning. Portfolio construction that emphasizes balance and diversification will help our shareholders navigate whatever path this reordering ultimately follows.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to seek current income and risk-managed capital appreciation.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its managed assets in a diversified portfolio comprised of (a) equity securities which are defined to include common stock, preferred stock, convertible securities, and exchange-traded funds ("ETFs") (the "Equity Sleeve"); (b) long and short equity positions managed pursuant to a long/short equity strategy (the "Long/Short Component"); and (c) diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments ("Fixed Income Sleeve").* The Long/Short Component will comprise at least 60% of the Fund's managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 40% of its managed assets opportunistically in the Fixed Income Sleeve, "Managed assets" means the Fund's total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both US and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund's Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts ("ADRs") of issuers of all market capitalizations that operate in knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies (including ETFs) that track or otherwise provide exposure to such sectors.

As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking "long" positions in equity securities, the Fund's investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be "covenant-lite" loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the US and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts,

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (Unaudited)

cash-secured short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund's investment objective and restrictions.

The portions of the Fund's assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund's investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the "CPZ Allocation Committee") to determine the percentage of the Fund's assets to be allocated to each such sleeve. The CPZ Allocation Committee meets quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund's investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $150 million.

Term Structure

The Fund will dissolve on the twelfth anniversary of the effective date of the Fund's registration statement (the "Dissolution Date"); provided, that if the Board of Trustees (the "Board") believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer (the "Eligible Tender Offer"). The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the "Dissolution Threshold"). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund's net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating or winding up its portfolio and proceed to dissolve on the Dissolution Date. The investment adviser to the Fund, Calamos, will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund's net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Dissolution Date to provide for the Fund's perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

www.calamos.com

Principal Risks of the Funds

The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Portfolio Level Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Alternative Benchmark Rate Risk			x			x	x
American Depositary Receipts Risk	x	x	x	x	x	x	x
Antitakeover Provisions	x	x	x	x	x	x	x
Benchmark Rate Risk and Libor Cessation			x			x	x
Cash Holdings Risk	x	x	x	x	x	x	x
Contingent Liabilities Risk	x	x	x	x	x	x	x
Convertible Hedging/Short Sales Risk					x
Convertible Securities Risk	x	x	x	x	x	x	x
Correlation Risk	x		x			x	x
Counterparty and Settlement Risk	x	x	x	x	x	x	x
Covenant-Lite Loans Risk	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x
Decline in Net Asset Value Risk	x		x	x	x	x	x
Default Risk	x	x	x	x	x	x	x
Derivatives Risk	x	x	x	x	x	x	x
Diminished Voting Power and Excess Cash Risk	x	x	x	x	x	x	x
Duration Mismatch Risk	x		x
Duration Risk	x	x	x	x	x	x	x
Early Redemption Risk	x	x	x	x	x	x	x
Emerging Markets Risk	x	x	x	x	x	x	x
Equity Securities Risk	x	x	x	x	x	x	x
Fixed Income Securities Risk			x
Foreign Securities Risk	x	x	x	x	x	x	x
Forward Currency Exchange Contract Risks	x	x	x	x	x	x	x
Futures and Forward Contracts Risk	x	x	x	x	x
General Derivative Risks	x		x			x	x
Geographic Concentration Risk	x		x			x	x
Geographic Focus Risk		x		x	x
High Yield Securities Risk	x	x	x	x	x	x	x
Interest Rate Risk	x	x	x	x	x	x	x
Interest Rate Transactions Risk	x	x	x	x	x	x	x
Leverage Risk	x
Liquidity Risk	x	x	x	x	x	x	x
Management Risk	x	x	x	x	x	x	x
Market Discount Risk	x
Master Limited Partnership Risk			x	x		x	x
Maturity Risk	x	x	x	x	x	x	x
Non-Convertible Income Securities Risk	x	x	x	x	x	x	x
Non-US Government Obligation Risk	x	x	x	x	x	x	x
Other Investment Companies (including ETFs) Risk	x	x	x	x	x		x
Portfolio Selection Risk	x	x	x	x	x	x	x
Portfolio Turnover Risk	x	x	x	x	x	x	x
Preferred Share Liquidation Preference Risk	x
CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Portfolio Level Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Recent Market Events	x	x		x	x	x	x
REIT Risk	x	x	x	x		x	x
Risks Associated with Options	x	x	x	x	x	x	x
Rule 144A Securities Risk	x	x	x	x	x	x	x
Sector Risk	x	x	x	x	x	x	x
Short Selling Risk	x				x
SOFR Risk			x			x	x
Synthetic Convertible Instruments Risk	x	x	x	x	x	x	x
Tax Risk	x	x	x	x	x	x	x
US Government Security Risk	x	x	x	x	x	x	x
Volatility Risk	x		x			x	x
Fund Level and Other Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Currency Risk	x	x	x	x	x	x	x
Cybersecurity Risk	x	x	x	x	x	x	x
Inflation Risk	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x
Limited Term Risk	x		x
Loan Risk	x	x	x	x	x	x	x
Market Discount Risk	x	x	x	x	x	x	x
Market Disruption Risk	x	x	x	x	x	x	x
Market Impact Risk	x	x	x	x	x	x	x
Ratings and Asset Coverage Risk	x	x	x	x	x	x	x
Reduction of Leverage Risk	x	x	x	x	x	x	x
Regulatory Risk	x		x			x	x
Secondary Market Risk	x	x	x	x	x	x	x
Senior Leverage Risk		x	x	x	x	x	x

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Principal Risks of the Funds

Portfolio Level Risks

Alternative Benchmark Rate Risk. As stated above, some of the bonds and loans held by the Fund may have floating interest rates based on alternative benchmark rates other than SOFR. Such alternative benchmark rates, like SOFR, may not have been widely used by market participants until relatively recently, and they may not perform exactly the same as LIBOR because they are calculated and administered differently. Generally, the use of alternative benchmark rates (including SOFR) may (i) cause the value of the interest rate on such bonds and loans to be uncertain or to be lower or more volatile than it would otherwise be, (ii) result in uncertainty as to the functioning, liquidity or value of such bonds and loans, and/or (iii) involve actions of regulators or rate administrators that may adversely affect certain markets or contracts underlying such bonds and loans. All of the foregoing could adversely affect the return on and value of the related floating rate instruments in which the Fund invests.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore, while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Benchmark Rate Risk and LIBOR Cessation. The London Interbank Offered Rate ("LIBOR") was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and the transition to new reference rates continues. Markets in these new rates are developing, but questions around liquidity and how to appropriately mitigate any economic value transfer as a result of the transition remain a concern. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. The impact of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as "benchmarks" have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the "Benchmarks Regulation"). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Additionally, there could be other consequences which cannot be predicted.

As a result of the transition away from LIBOR as a benchmark reference for interest rates, certain bonds and loans held by the Fund may have floating interest rates based on SOFR or, if otherwise provided in the underlying contracts, other alternative benchmark rates.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund's various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund's balance sheet. The Fund's ability to fund these contingent liabilities will depend on the liquidity of the Fund's assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund's financial condition.

Convertible Hedging/Short Sales Risk. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. If the market price of the common stock issuable upon exercise of a convertible security increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund's gain on the short position. The use of short sales could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value tends to increase as prevailing interest rate levels decline. However, a convertible security's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security's conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities entail less risk than its common stock.

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Counterparty and Settlement Risk (all Funds except CPZ). Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result

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Principal Risks of the Funds

in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Counterparty and Settlement Risk (CPZ). Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the Fund's counterparties with respect to its derivative transactions may affect the value of those instruments. By entering into derivatives, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

"Covenant-Lite" Loans Risk. Some of the loans in which the Fund may invest may be "covenant-lite" loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Furthermore, upon the bankruptcy of a counterparty, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances and the enforceability of agreements for hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.

Certain interest rate and credit default swaps are subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty and the futures commission merchant through which the Fund holds its cleared position. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

Credit Risk. A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Changes in actual or perceived creditworthiness may occur quickly. If the Fund holds securities that have been downgraded, or that default on payment, the Fund's performance could be negatively affected.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund's prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the market price of the Fund's common shares or the overall return of the Fund.

Decline in Net Asset Value Risk. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage for any outstanding borrowings or any debt securities or preferred shares.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, caps, and floors, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund's transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative instruments would not be available to the Fund for other investment purposes, which may result in lost

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Principal Risks of the Funds

opportunities for gain. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund's dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security's coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. As the value of a security changes over time, so will its duration.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund's investments and hurt those countries' economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Fixed Income Securities Risk. The Fund may invest in fixed income securities, including corporate, municipal, and government bonds. Fixed income securities are subject to the risk of decreasing value in periods of increasing interest rates, as well as the risk that the issuer of such securities could be downgraded or default, causing the credit rating of the securities to drop and thus generally decreasing the value of such securities.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•  less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•  many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

•  an adverse effect of currency exchange rate changes or controls on the value of the Fund's investments;

•  the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•  economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•  the difficulty in obtaining or enforcing a court judgment in non-US countries;

•  restrictions on foreign investments in non-US jurisdictions;

•  difficulties in effecting the repatriation of capital invested in non-US countries;

•  withholding and other non-US taxes may decrease the Fund's return;

•  the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•  often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•  dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund's test for determining whether an issuer is a "foreign issuer", it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US. In this case, such a "foreign issuer" may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

There may be less publicly available information about non-US markets and issuers than is available with respect to US securities and issuers. Non-US companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to US companies. The trading markets for most non-US securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-US markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-US economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may

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Principal Risks of the Funds

not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund's holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund's position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

General Derivative Risks. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund's transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Securities rated below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of such securities. A rating of "Ba1" from Moody's means that the issue so rated can

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

have speculative elements and is subject to substantial credit risk. Standard & Poor's assigns a rating of "BB+" to issues that are less vulnerable to nonpayment than other speculative issues, but nonetheless subject to major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A rating of "C" from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of "C" to issues that are currently highly vulnerable to nonpayment, and the "C" rating may be used to cover a situation in which a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a "C" rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and Standard & Poor's ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated "C" or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•  if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

•  during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•  during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

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Principal Risks of the Funds

•  rising interest rates could result in an increase in the cost of the Fund's leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•  variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares; and

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage or offset certain losses in its portfolio. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

Leverage Risk. The derivative instruments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund's initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.

Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its managed assets, less all liabilities

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Principal Risks of the Funds

and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Liquidity Risk (all Funds except CCD). The Fund may invest without limit in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable). Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value may be fair valued by Calamos as valuation designee under the oversight of the Board in which case Calamos' judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

Liquidity Risk (CCD Only). The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). Subject only to the Fund's other investment limits, the Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund's limit of investing no more than 15% of its managed assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investments of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by Calamos as valuation designee under the oversight of the Board, in which case Calamos' judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Management Risk. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Market Discount Risk. The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund's dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity

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Principal Risks of the Funds

securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national securities exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund's ability to make dividend distributions to shareholders.

MLPs are generally treated as partnerships for US federal income tax purposes. Partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for US federal income tax purposes, it could result in a reduction in the value of the Fund.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund's investments may affect the volatility of the Fund's share price.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund's net asset value ("NAV") to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund's return.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short term capital gains.

Preferred Share Liquidation Preference Risk. Preferred shares, if issued and outstanding, will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, and new monetary programs.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or affect the issuers of such instruments, in ways that are unforeseeable. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Further, with continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of a Fund's investments, causing the value of a Fund's investments and share price to decline.

In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products.

REIT Risk. Investing in real estate investment trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Principal Risks of the Funds

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Risks Associated with Options (all Funds except CPZ). The Fund may use options, including on the Fund's convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicable such market indices. All call options sold by the Fund must be "covered." For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Risks Associated with Options (CPZ). The Fund may use options, including on the Fund's convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicable such market indices. All call options sold by the Fund must be "covered." other than those sold in the Long/Short Component. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price minus any margin the Fund is required to post.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities

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Principal Risks of the Funds

only if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

SOFR Risk. SOFR is a relatively new index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While LIBOR is an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions.

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Principal Risks of the Funds

Accordingly, SOFR is not the economic equivalent of LIBOR. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. Because SOFR is published by the Federal Reserve Bank of New York (the "New York Fed") based on data received from other sources, the Adviser will have no control over its determination, calculation, or publication. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments.

Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates. All of the foregoing risks may affect the performance of the applicable bonds and loans in which the Fund invests, which in turn may adversely affect the performance of the Fund.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. Any failure to comply with the rules applicable to regulated investment companies could cause the Fund to fail to qualify as such. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) increase ordinary income distributions, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Fund Level and Other Risks

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund's investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or "real" value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Leverage Risk (for all Funds except CPZ). The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of January 31, 2022, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund's investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund's policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility in the NAV and market price of the Fund's common shares;

•  fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund's managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund's return on its investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return "pick up" will be reduced or the Fund may incur losses. If long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its

www.calamos.com

Principal Risks of the Funds

investments, the Fund's net asset value attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. If the Fund's ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund's borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund's leverage exposure.

Leverage Risk (CPZ). The Fund anticipates that it will issue indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2025, the Fund has leverage in the form of borrowings under the SSB Agreement. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund's investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's total assets. However, the Board reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act and the Fund's policies. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility in the NAV and market price of the Fund's common shares;

•  fluctuations in the interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund's managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund's return on its investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return "pick up" will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Because Calamos' investment management fee is a percentage of the Fund's managed assets, Calamos' fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets. Any additional use of leverage by the Fund would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Limited Term Risk. Unless the limited term provision of the Fund's Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund's portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the winddown period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund's portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund's portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund's outstanding leverage necessary

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Principal Risks of the Funds

in order to maintain the Fund's desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund's dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund's ability to achieve its investment objective and decrease returns to Shareholders. If the Fund's tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund's purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund's total assets resulting from payment for the tendered Shares. Such reduction in the Fund's total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund's investment performance. The Fund is not required to conduct the Eligible Tender Offer. If the Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund's net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund's net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access

Market Discount Risk. The Fund's common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the Fund's common shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of investment activities. The Fund's NAV may be reduced immediately following an offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. Whether shareholders will realize a gain or loss upon the sale of the Fund's common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund's NAV, or below or above the public offering price for the common shares.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy. High yield securities tend to be more volatile than higher rated debt securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Market Impact Risk. The sale of the Fund's common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares. An increase in the number of common shares available may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in the Fund's senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of the Fund's shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances.

Reduction of Leverage Risk. We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares (if applicable), will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact the Fund's financial performance, including the Fund's ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund's borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund's leverage exposure.

Regulatory Risk. Derivatives markets are subject to various risks related to existing as well as new and evolving regulation both within and outside the United States. For example, in the United States, new or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self- regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statues and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. For instance, the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") could have an adverse effect on the Fund's ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Because regulations that are being implemented by these requirements are relatively new and evolving (and some of the regulations are not yet final), their ultimate impact remains unclear. Similar requirements are in the process of being implemented in the European Union, the United Kingdom and other jurisdictions which may impact the Fund's transactions with entities domiciled in such jurisdictions and subject to such requirements. These regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to our funds), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements

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Principal Risks of the Funds

under the rule. Rule 18f-4 could restrict the Fund's ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against the Fund's income and against the Fund's net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.1%)
	Other (0.1%)
765,000	SVC ABS LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $732,549)	$743,506
CORPORATE BONDS (34.1%)
	Airlines (0.3%)
699,267	Alaska Airlines Pass-Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	701,980
843,880	American Airlines Pass-Through Trust Series 2021-1, Class B 3.950%, 01/11/32	807,399
725,853	British Airways Pass-Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	701,145
848,231	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	854,127
		3,064,651
	Communication Services (2.9%)
705,000	Altice France SA* 6.875%, 07/15/32	677,907
1,160,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,139,062
360,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	378,540
856,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	858,226
522,000	Clear Channel Outdoor Holdings, Inc.* 7.500%, 03/15/33	546,722
475,000	7.875%, 04/01/30	498,379
1,590,000	CSC Holdings LLC* 4.500%, 11/15/31	976,069
1,550,000	4.625%, 12/01/30	555,039
356,000	Directv Financing LLC* 8.875%, 02/01/30	354,377
350,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	350,046
1,475,000	Frontier California, Inc. 6.750%, 05/15/27	1,505,090
239,000	Frontier Communications Holdings LLC* 8.750%, 05/15/30	250,035
1,519,000	Frontier Florida LLC 6.860%, 02/01/28	1,580,763
1,445,000	Frontier North, Inc. 6.730%, 02/15/28	1,495,459
835,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc.* 3.500%, 03/01/29	796,331
PRINCIPAL AMOUNT		VALUE
475,000	Gray Media, Inc.* 7.250%, 08/15/33	$465,928
475,000	5.375%, 11/15/31	330,610
955,000	Hughes Satellite Systems Corp.^ 5.250%, 08/01/26	939,624
476,000	iHeartCommunications, Inc.* 10.875%, 05/01/30	343,310
315,950	7.750%, 08/15/30	265,881
237,000	Level 3 Financing, Inc.* 7.000%, 03/31/34	243,686
720,000	Lumen Technologies, Inc. 7.600%, 09/15/39	715,860
712,875	10.000%, 10/15/32*	721,280
930,000	Paramount Global 4.900%, 08/15/44	737,257
830,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	889,063
595,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	623,292
477,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	431,585
239,000	5.375%, 01/15/31	166,518
480,000	Sinclair Television Group, Inc.* 8.125%, 02/15/33	490,003
1,189,000	Sirius XM Radio LLC* 3.875%, 09/01/31^	1,079,410
770,000	5.500%, 07/01/29^	771,193
475,000	3.125%, 09/01/26	471,286
378,000	T-Mobile USA, Inc.^ 6.700%, 12/15/33	422,910
485,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	501,708
715,000	Time Warner Cable LLC 6.550%, 05/01/37	732,989
385,000	7.300%, 07/01/38	415,550
489,000	Univision Communications, Inc.* 8.000%, 08/15/28	503,895
480,000	8.500%, 07/31/31	491,957
59,000	Versant Media Group, Inc.* 7.250%, 01/30/31	60,197
470,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	377,410
235,000	4.279%, 03/15/32	215,655
		25,370,102
	Consumer Discretionary (7.8%)
1,430,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,486,814
785,000	Adient Global Holdings Ltd.* 8.250%, 04/15/31^	820,372
475,000	7.500%, 02/15/33	491,345
422,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	427,393
237,000	7.375%, 08/01/33	240,157

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
950,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	$953,924
475,000	7.750%, 10/15/33	475,955
1,500,000	Aptiv Swiss Holdings Ltd.‡ 6.875%, 12/15/54 5 yr. CMT + 3.39%	1,533,990
837,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	794,941
475,000	6.875%, 08/01/33	476,425
1,264,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,292,036
720,000	6.875%, 11/01/35^	753,156
655,000	6.625%, 10/01/30*	673,307
500,000	Brightstar Lottery PLC* 5.250%, 01/15/29	499,010
817,000	Caesars Entertainment, Inc.*^ 6.000%, 10/15/32	779,998
604,000	4.625%, 10/15/29	568,769
950,000	Carnival Corp.* 6.125%, 02/15/33	980,267
481,000	4.000%, 08/01/28µ	473,415
2,090,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30	1,986,294
1,905,000	5.125%, 05/01/27	1,895,094
1,685,000	4.500%, 08/15/30	1,577,800
1,100,000	6.375%, 09/01/29	1,112,287
951,000	4.250%, 02/01/31	862,158
565,000	5.000%, 02/01/28	559,593
478,000	4.750%, 02/01/32^	433,130
950,000	Century Communities, Inc.* 6.625%, 09/15/33	948,385
478,000	Churchill Downs, Inc.* 6.750%, 05/01/31	489,964
478,000	5.750%, 04/01/30	479,534
712,000	Clarios Global LP/Clarios U.S. Finance Co.* 6.750%, 09/15/32	731,922
960,000	Dana, Inc. 4.500%, 02/15/32^	940,253
790,000	4.250%, 09/01/30	779,572
470,000	DISH DBS Corp. 5.125%, 06/01/29	406,527
356,000	7.375%, 07/01/28	332,942
946,000	DISH Network Corp.*^ 11.750%, 11/15/27	996,091
1,365,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,357,124
400,000	Flutter Treasury DAC* 5.875%, 06/04/31	405,524
1,000,000	Ford Motor Co.^ 6.100%, 08/19/32	1,027,610
1,525,000	Ford Motor Credit Co. LLC 4.000%, 11/13/30	1,432,173
1,245,000	7.200%, 06/10/30^	1,333,308
PRINCIPAL AMOUNT		VALUE
490,000	General Motors Co. 5.200%, 04/01/45	$445,263
950,000	goeasy Ltd.* 6.875%, 02/15/31	929,024
859,000	7.625%, 07/01/29	866,705
710,000	9.250%, 12/01/28	736,391
1,435,000	Goodyear Tire & Rubber Co. 5.625%, 04/30/33^	1,297,670
515,000	5.250%, 07/15/31	469,345
600,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	613,668
407,000	4.000%, 08/15/28	395,307
607,473	Guitar Center, Inc. 11.000%, 08/19/32	182,242
190,656	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	193,039
587,000	Kohl's Corp. 5.550%, 07/17/45	381,215
965,000	Liberty Interactive LLC 8.250%, 02/01/30	83,550
950,000	Life Time, Inc.* 6.000%, 11/15/31	963,224
712,000	Light & Wonder International, Inc.* 6.250%, 10/01/33	709,971
950,000	Lindblad Expeditions LLC* 7.000%, 09/15/30	968,325
475,000	Lithia Motors, Inc.* 5.500%, 10/01/30	476,183
635,000	M/I Homes, Inc. 3.950%, 02/15/30	605,269
1,205,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	871,673
646,000	6.700%, 07/15/34*	609,010
1,860,000	MGM Resorts International^ 6.500%, 04/15/32	1,890,113
1,219,000	Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,184,210
534,000	NCL Corp. Ltd.* 6.250%, 09/15/33	539,847
475,000	5.875%, 01/15/31	475,242
475,000	Newell Brands, Inc. 8.500%, 06/01/28*	489,036
475,000	6.625%, 05/15/32^	448,994
475,000	6.375%, 05/15/30^	451,901
950,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	942,305
849,000	Patrick Industries, Inc.* 4.750%, 05/01/29	835,849
475,000	6.375%, 11/01/32	484,277
1,105,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	1,030,125
500,000	PetSmart LLC/PetSmart Finance Corp.* 7.500%, 09/15/32	500,580

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,340,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.* 5.625%, 09/01/29	$803,920
470,000	QVC, Inc. 5.450%, 08/15/34	209,023
480,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	502,310
1,591,000	Rite Aid Corp. 0.000%, 11/15/26*@	2
537,837	15.000%, 08/30/31@	2,689
289,250	0.000%, 10/18/25*	—
104,539	0.000%, 08/30/31*@!!	7,840
98,500	0.000%, 08/30/34	—
950,000	Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.* 6.625%, 02/01/33	960,858
950,000	Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.* 6.250%, 10/15/30	957,647
528,750	Saks Global Enterprises LLC* 11.000%, 12/15/29	193,036
227,522	SGUS LLC* 11.000%, 12/15/29	197,248
875,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed* 4.625%, 03/01/29	839,265
1,445,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	1,448,786
750,000	Six Flags Entertainment Corp./ Canada's Wonderland Co./Magnum Management Corp. 5.250%, 07/15/29	721,733
610,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	593,945
698,000	Speedway Motorsports LLC/Speedway Funding II, Inc.* 4.875%, 11/01/27	694,594
705,000	Staples, Inc.* 10.750%, 09/01/29	688,433
1,005,000	Station Casinos LLC* 4.500%, 02/15/28	989,724
950,000	STL Holding Co. LLC* 8.750%, 02/15/29	996,730
240,000	Viking Cruises Ltd.* 9.125%, 07/15/31	257,309
475,000	Voyager Parent LLC* 9.250%, 07/01/32	498,878
950,000	Whirlpool Corp. 6.500%, 06/15/33	927,704
455,000	William Carter Co.*†† 7.375%, 02/15/31	453,662
950,000	ZF North America Capital, Inc.* 7.500%, 03/24/31	909,397
		68,732,845
PRINCIPAL AMOUNT		VALUE
	Consumer Staples (1.8%)
1,600,000	Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC* 4.625%, 01/15/27	$1,596,960
720,000	5.875%, 02/15/28	721,145
235,000	6.250%, 03/15/33	241,928
119,000	5.750%, 03/31/34††	119,553
119,000	5.500%, 03/31/31††	119,970
950,000	Amneal Pharmaceuticals LLC* 6.875%, 08/01/32	996,113
475,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.* 8.375%, 06/15/32	487,801
475,000	Brink's Co.* 6.750%, 06/15/32	493,862
470,000	6.500%, 06/15/29	484,547
1,099,000	Central Garden & Pet Co.* 4.125%, 04/30/31	1,030,631
1,092,000	Edgewell Personal Care Co.* 4.125%, 04/01/29	1,038,383
1,096,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,052,938
269,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL 5.750%, 04/01/33	280,427
813,834	MPH Acquisition Holdings LLC* 6.750%, 03/31/31 0.75% PIK Rate	699,254
395,909	5.750%, 12/31/30	359,842
621,000	New Albertsons LP 7.750%, 06/15/26	632,613
957,000	Performance Food Group, Inc.* 4.250%, 08/01/29	934,386
237,000	6.125%, 09/15/32	243,520
700,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	678,034
950,000	Post Holdings, Inc.* 6.250%, 02/15/32	977,426
829,000	6.375%, 03/01/33	842,629
909,000	Prestige Brands, Inc.* 3.750%, 04/01/31	844,561
710,000	RR Donnelley & Sons Co.* 9.500%, 08/01/29	728,545
815,000	United Natural Foods, Inc.* 6.750%, 10/15/28	815,823
		16,420,891
	Energy (4.8%)
950,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp.* 6.625%, 10/15/32	969,333
475,000	6.625%, 07/15/33	483,431
710,000	Buckeye Partners LP 6.750%, 02/01/30*	742,845
500,000	5.850%, 11/15/43	469,950
356,000	6.875%, 07/01/29*	369,962

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
938,000	Civitas Resources, Inc.* 8.750%, 07/01/31^	$964,555
473,000	9.625%, 06/15/33	507,345
720,000	Continental Resources, Inc. 4.900%, 06/01/44	583,286
724,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 yr. CMT + 3.12%	770,676
485,000	7.200%, 06/27/54 5 yr. CMT + 2.97%	519,411
915,000	Energy Transfer LP‡ 7.133%, 11/01/66^ 3 mo. USD Term SOFR + 3.28%	914,671
700,000	6.500%, 11/15/26 5 yr. CMT + 5.69%	704,172
475,000	7.125%, 10/01/54^ 5 yr. CMT + 2.83%	492,024
719,000	Genesis Energy LP/Genesis Energy Finance Corp. 8.875%, 04/15/30	759,969
475,000	8.000%, 05/15/33	492,048
1,325,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	1,354,918
950,000	Howard Midstream Energy Partners LLC* 7.375%, 07/15/32	997,072
950,000	Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.* 6.875%, 12/01/32	966,711
960,000	Matador Resources Co.* 6.500%, 04/15/32	969,946
1,019,000	Nabors Industries, Inc.* 9.125%, 01/31/30	1,071,377
715,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	110,846
1,006,000	Oceaneering International, Inc. 6.000%, 02/01/28	1,012,972
600,000	ONEOK, Inc.*µ 6.500%, 09/01/30	642,174
1,425,000	Parkland Corp.* 6.625%, 08/15/32	1,452,274
903,000	Permian Resources Operating LLC* 7.000%, 01/15/32	937,495
237,000	6.250%, 02/01/33	241,439
475,000	Phillips 66 Co.‡ 5.875%, 03/15/56 5 yr. CMT + 2.28%	472,810
960,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	961,949
960,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	1,001,414
1,306,000	Summit Midstream Holdings LLC* 8.625%, 10/31/29	1,330,070
PRINCIPAL AMOUNT		VALUE
950,000	Sunoco LP* 6.250%, 07/01/33	$972,011
700,000	7.875%, 09/18/30‡ 5 yr. CMT + 4.23%	712,411
950,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.* 6.750%, 03/15/34	943,588
1,580,000	TGNR Intermediate Holdings LLC* 5.500%, 10/15/29	1,532,505
1,425,000	Transocean International Ltd.* 8.250%, 05/15/29	1,434,448
712,000	7.875%, 10/15/32	733,901
240,000	Venture Global Calcasieu Pass LLC* 4.125%, 08/15/31	222,096
240,000	3.875%, 08/15/29	227,462
2,125,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 yr. CMT + 5.44%	1,987,916
1,195,000	8.375%, 06/01/31	1,227,540
715,000	8.125%, 06/01/28	737,008
499,000	7.000%, 01/15/30^	505,397
480,000	9.875%, 02/01/32^	512,918
480,000	9.500%, 02/01/29	517,162
950,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	995,571
119,000	6.750%, 01/15/36	126,130
950,000	Vital Energy, Inc. 9.750%, 10/15/30	978,547
1,000,000	VOC Escrow Ltd.* 5.000%, 02/15/28	998,900
950,000	WBI Operating LLC* 6.500%, 10/15/33	950,171
475,000	6.250%, 10/15/30	474,307
950,000	Weatherford International Ltd.* 6.750%, 10/15/33	971,517
1,308,000	Wildfire Intermediate Holdings LLC* 7.500%, 10/15/29	1,308,680
		42,337,331
	Financials (5.2%)
818,000	Acrisure LLC/Acrisure Finance, Inc.* 8.250%, 02/01/29	852,904
900,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust‡^ 6.950%, 03/10/55 5 yr. CMT + 2.72%	948,186
950,000	Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer* 7.375%, 10/01/32	982,423
950,000	6.500%, 10/01/31	976,115
1,327,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	1,302,119
445,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	414,825

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
983,000	AmWINS Group, Inc.* 4.875%, 06/30/29	$950,315
475,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.* 7.500%, 07/15/33	490,414
950,000	Azorra Finance Ltd.* 7.250%, 01/15/31	996,132
950,000	Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	976,220
950,000	Blackstone Mortgage Trust, Inc.* 7.750%, 12/01/29	1,001,385
1,000,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	1,060,570
475,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	516,515
356,000	6.125%, 01/15/31	357,684
1,183,000	Bread Financial Holdings, Inc.*‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	1,209,050
1,676,000	Broadstreet Partners Group LLC* 5.875%, 04/15/29	1,670,033
742,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC* 4.500%, 04/01/27	731,286
1,000,000	Burford Capital Global Finance LLC* 6.875%, 04/15/30	995,410
475,000	Citigroup, Inc.‡ 6.875%, 08/15/30	489,017
935,000	Corebridge Financial, Inc.‡^ 6.375%, 09/15/54 5 yr. CMT + 2.65%	964,406
635,000	Credit Acceptance Corp.* 9.250%, 12/15/28	666,185
422,000	6.625%, 03/15/30	421,671
950,000	CrossCountry Intermediate HoldCo LLC* 6.500%, 10/01/30	960,080
960,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	1,028,707
475,000	Enstar Group Ltd.*‡ 7.500%, 04/01/45 5 yr. CMT + 3.19%	496,826
235,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	241,477
1,075,000	GGAM Finance Ltd.* 8.000%, 02/15/27	1,101,359
475,000	5.875%, 03/15/30	482,918
1,430,000	HUB International Ltd.* 5.625%, 12/01/29	1,427,111
715,000	7.375%, 01/31/32	741,577
1,515,000	Iron Mountain, Inc.* 5.250%, 03/15/28	1,514,879
PRINCIPAL AMOUNT		VALUE
935,000	Jefferies Finance LLC/JFIN Co-Issuer Corp.* 5.000%, 08/15/28	$886,006
695,000	6.625%, 10/15/31	685,590
1,069,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.* 7.000%, 07/15/31	1,122,525
500,000	Level 3 Financing, Inc.* 3.875%, 10/15/30	450,585
715,000	MetLife, Inc. 6.400%, 12/15/66	755,183
475,000	Newmark Group, Inc. 7.500%, 01/12/29	509,043
475,000	OneMain Finance Corp. 7.500%, 05/15/31	496,532
475,000	6.500%, 03/15/33	474,539
905,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer* 7.000%, 02/01/30	928,050
1,190,000	Provident Funding Associates LP/PFG Finance Corp.* 9.750%, 09/15/29	1,254,605
950,000	RHP Hotel Properties LP/RHP Finance Corp.* 6.500%, 04/01/32	977,578
712,000	Rocket Cos., Inc.* 6.375%, 08/01/33	742,794
475,000	6.125%, 08/01/30	490,609
928,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	873,415
960,000	Service Properties Trust 8.375%, 06/15/29	955,805
950,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	971,422
475,000	6.500%, 07/01/30	494,613
236,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	243,963
1,190,000	StoneX Group, Inc.* 7.875%, 03/01/31	1,262,281
950,000	TrueNoord Capital DAC* 8.750%, 03/01/30	1,001,290
1,123,000	United Wholesale Mortgage LLC* 5.500%, 04/15/29	1,106,391
465,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC*^ 6.500%, 02/15/29	435,240
475,000	UWM Holdings LLC* 6.250%, 03/15/31	474,549
475,000	VFH Parent LLC/Valor Co-Issuer, Inc.* 7.500%, 06/15/31	497,268
950,000	XHR LP* 6.625%, 05/15/30	971,346
		46,029,021

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Health Care (2.3%)
950,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	$983,887
1,917,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30^	1,612,734
713,000	10.875%, 01/15/32	768,536
538,000	6.875%, 04/15/29^	488,101
120,000	5.250%, 05/15/30	112,574
1,139,000	DaVita, Inc.* 3.750%, 02/15/31	1,047,094
1,061,000	4.625%, 06/01/30	1,025,106
925,000	6.875%, 09/01/32	958,901
717,000	Embecta Corp.* 5.000%, 02/15/30^	680,541
240,000	6.750%, 02/15/30	237,494
470,000	Encompass Health Corp. 4.750%, 02/01/30	464,788
470,000	4.500%, 02/01/28	466,687
1,010,000	HCA, Inc. 7.500%, 11/06/33	1,170,287
534,000	IQVIA, Inc.* 6.250%, 06/01/32	556,700
1,443,000	Medline Borrower LP* 5.250%, 10/01/29	1,437,935
1,215,000	3.875%, 04/01/29	1,180,749
120,000	Medline Borrower LP/Medline Co-Issuer, Inc.* 6.250%, 04/01/29	123,554
1,760,000	Organon & Co./Organon Foreign Debt Co-Issuer BV* 5.125%, 04/30/31^	1,352,102
450,000	4.125%, 04/30/28	428,189
2,250,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,254,500
1,315,000	6.875%, 11/15/31	1,429,523
1,215,000	Teva Pharmaceutical Finance Netherlands III BV^ 5.125%, 05/09/29	1,223,177
		20,003,159
	Industrials (3.5%)
1,068,000	AAR Escrow Issuer LLC* 6.750%, 03/15/29	1,103,265
1,100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	980,804
965,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 yr. CMT + 3.15%	929,999
235,000	4.650%, 06/15/26 5 yr. CMT + 4.08%	232,020
538,000	Arcosa, Inc.* 4.375%, 04/15/29	523,915
475,000	6.875%, 08/15/32	497,287
2,630,843	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK rate	33,017
PRINCIPAL AMOUNT		VALUE
480,000	Bombardier, Inc.* 8.750%, 11/15/30	$518,506
355,000	7.000%, 06/01/32	372,896
300,000	7.250%, 07/01/31^	318,654
237,000	6.750%, 06/15/33	248,900
27,000	7.875%, 04/15/27	27,098
956,000	BWX Technologies, Inc.* 4.125%, 04/15/29	933,257
1,485,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	1,519,244
239,000	Delta Air Lines, Inc./SkyMiles IP Ltd.*µ 4.750%, 10/20/28	240,714
1,265,000	Deluxe Corp.* 8.000%, 06/01/29^	1,254,538
235,000	8.125%, 09/15/29	246,550
475,000	Energizer Holdings, Inc.* 6.000%, 09/15/33	460,161
500,000	EnerSys* 6.625%, 01/15/32	514,320
475,000	4.375%, 12/15/27	469,699
590,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	596,602
359,000	8.000%, 03/15/33	354,107
955,000	Graham Packaging Co., Inc.* 7.125%, 08/15/28	952,221
625,000	Graphic Packaging International LLC* 4.750%, 07/15/27	624,175
446,000	3.500%, 03/01/29	422,679
1,054,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	1,020,377
1,250,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,250,263
475,000	7.250%, 06/15/33	501,196
475,000	7.000%, 06/15/30	497,672
475,000	6.625%, 06/15/29	490,870
712,000	JELD-WEN, Inc.* 7.000%, 09/01/32	588,112
1,575,000	Ken Garff Automotive LLC* 4.875%, 09/15/28	1,548,509
588,000	Moog, Inc.* 4.250%, 12/15/27	581,556
940,000	Novelis Corp.* 4.750%, 01/30/30	908,971
950,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	986,632
239,000	Sealed Air Corp.* 5.000%, 04/15/29	237,490
235,000	6.500%, 07/15/32^	243,373
743,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	752,964
240,000	7.250%, 02/15/31^	251,911
450,000	Sensata Technologies BV* 4.000%, 04/15/29	438,921
479,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	445,700

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
712,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	$727,365
235,000	6.500%, 08/15/32	241,857
1,035,000	TransDigm, Inc.* 6.875%, 12/15/30	1,075,023
710,000	6.750%, 08/15/28	725,329
360,000	7.125%, 12/01/31	376,646
235,000	6.625%, 03/01/32	243,077
246,441	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	239,343
715,000	Waste Pro USA, Inc.* 7.000%, 02/01/33	745,223
565,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	558,457
480,000	7.375%, 10/01/31	502,675
355,000	6.625%, 06/15/29	365,657
		30,919,797
	Information Technology (1.6%)
470,000	Block, Inc.* 5.625%, 08/15/30	477,445
238,000	6.000%, 08/15/33	243,455
475,000	CACI International, Inc.* 6.375%, 06/15/33	494,114
557,000	Coherent Corp.* 5.000%, 12/15/29	551,998
86,000	Dell International LLC/EMC Corp.µ 6.020%, 06/15/26	86,611
480,000	Fair Isaac Corp.* 4.000%, 06/15/28	469,483
356,000	6.000%, 05/15/33	363,625
1,050,000	KBR, Inc.* 4.750%, 09/30/28	1,033,788
475,000	NCL Corp. Ltd.* 6.750%, 02/01/32	488,566
723,000	ON Semiconductor Corp.* 3.875%, 09/01/28	704,325
475,000	Open Text Corp.* 6.900%, 12/01/27	494,893
359,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	334,685
235,000	4.125%, 02/15/30	224,733
840,000	Playtika Holding Corp.* 4.250%, 03/15/29	759,091
1,350,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,305,315
680,000	Twilio, Inc. 3.625%, 03/15/29	654,004
236,000	3.875%, 03/15/31	223,792
356,000	UKG, Inc.* 6.875%, 02/01/31	366,495
1,435,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,355,946
PRINCIPAL AMOUNT		VALUE
1,358,149	Wolfspeed, Inc. 7.000%, 06/15/31	$1,153,476
950,000	Zebra Technologies Corp.* 6.500%, 06/01/32	985,501
1,100,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,038,070
		13,809,411
	Materials (1.8%)
950,000	Avient Corp.* 6.250%, 11/01/31	970,606
950,000	Capstone Copper Corp.* 6.750%, 03/31/33	984,371
475,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	477,703
950,000	Century Aluminum Co.* 6.875%, 08/01/32	976,097
805,000	Chemours Co.*^ 8.000%, 01/15/33	777,920
239,000	4.625%, 11/15/29	211,546
1,765,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,658,447
375,000	Constellium SE*^ 6.375%, 08/15/32	386,096
1,460,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	1,417,134
950,000	JW Aluminum Continuous Cast Co.* 10.250%, 04/01/30	977,227
475,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	473,494
955,000	Knife River Corp.* 7.750%, 05/01/31	1,000,687
1,020,000	Mercer International, Inc.^ 5.125%, 02/01/29	659,899
483,000	12.875%, 10/01/28*	403,068
950,000	Qnity Electronics, Inc.* 6.250%, 08/15/33	976,553
1,105,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,084,436
950,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	949,772
950,000	Terex Corp.* 6.250%, 10/15/32	965,979
412,168	Trinseo Luxco Finance SPV SARL/ Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	144,910
960,000	WR Grace Holdings LLC* 6.625%, 08/15/32	928,339
		16,424,284

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Other (1.2%)
705,000	1261229 BC Ltd.* 10.000%, 04/15/32	$737,938
950,000	Alumina Pty. Ltd.* 6.375%, 09/15/32	983,734
368,715	Claritev Corp.* 6.750%, 03/31/31 0.75% PIK Rate	295,260
1,697,615	EchoStar Corp. 10.750%, 11/30/29	1,870,008
1,012,724	6.750%, 11/30/30 6.75% Cash or PIK	1,046,073
500,000	Gen Digital, Inc.* 6.750%, 09/30/27	508,330
712,000	Mohegan Tribal Gaming Authority/ MS Digital Entertainment Holdings LLC* 8.250%, 04/15/30	739,327
950,000	New Gold, Inc.* 6.875%, 04/01/32	993,073
950,000	Olin Corp.* 6.625%, 04/01/33	942,704
475,000	Reinsurance Group of America, Inc.‡^ 6.650%, 09/15/55 5 yr. CMT + 2.39%	497,448
950,000	Rfna LP* 7.875%, 02/15/30	946,903
950,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	1,005,774
		10,566,572
	Real Estate (0.2%)
475,000	Forestar Group, Inc.* 6.500%, 03/15/33	487,398
630,000	Global Net Lease, Inc.*^ 4.500%, 09/30/28	619,529
722,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP*µ 3.750%, 12/15/27	700,629
		1,807,556
	Special Purpose Acquisition Companies (0.2%)
237,000	Clydesdale Acquisition Holdings, Inc.* 6.750%, 04/15/32	237,927
955,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30	886,059
477,000	4.625%, 01/15/29	456,503
		1,580,489
	Utilities (0.5%)
475,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55 5 yr. CMT + 2.21%	495,900
950,000	Duke Energy Corp.‡^ 6.450%, 09/01/54 5 yr. CMT + 2.59%	1,006,287
PRINCIPAL AMOUNT		VALUE
750,000	Entergy Corp.‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	$789,495
710,000	Evergy, Inc.‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	730,746
718,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	750,159
350,000	PPL Capital Funding, Inc.‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	345,093
450,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	455,454
250,000	8.000%, 10/15/26 5 yr. CMT + 6.93%	256,498
		4,829,632
	TOTAL CORPORATE BONDS (Cost $310,437,340)	301,895,741
CONVERTIBLE BONDS (93.4%)
	Communication Services (12.6%)
6,000,000	AST SpaceMobile, Inc.* 2.375%, 10/15/32	8,466,300
4,750,000	2.000%, 01/15/36	5,056,803
16,000,000	DoorDash, Inc.*µ 0.000%, 05/15/30	17,683,200
9,000,000	Liberty Media Corp.-Liberty Formula One^ 2.250%, 08/15/27	11,561,310
8,500,000	Live Nation Entertainment, Inc.*µ 2.875%, 01/15/30	9,072,985
4,250,000	Lyft, Inc.*µ 0.000%, 09/15/30	4,961,620
4,250,000	MakeMyTrip Ltd.* 0.000%, 07/01/30	4,098,488
5,250,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	4,758,285
16,250,000	Snap, Inc.µ 0.500%, 05/01/30	14,119,137
14,500,000	Uber Technologies, Inc.µ 0.875%, 12/01/28	21,184,790
10,147,000	Uber Technologies, Inc. (Aurora Innovation, Inc.)*µ§ 0.000%, 05/15/28	10,745,774
		111,708,692
	Consumer Discretionary (8.0%)
11,000,000	Alibaba Group Holding Ltd. 0.500%, 06/01/31	19,451,300
11,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	10,251,445
4,250,000	Etsy, Inc.*µ 1.000%, 06/15/30	4,536,407

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
3,500,000	Lucid Group, Inc.*µ 5.000%, 04/01/30	$2,832,620
10,250,000	Marriott Vacations Worldwide Corp.µ 3.250%, 12/15/27	9,780,755
4,250,000	NCL Corp. Ltd.*µ 0.750%, 09/15/30	4,086,758
11,500,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	11,270,805
3,500,000	Wayfair, Inc. 3.500%, 11/15/28	8,245,615
		70,455,705
	Consumer Staples (2.2%)
4,500,000	Alnylam Pharmaceuticals, Inc.*µ 0.000%, 09/15/28	4,503,195
4,614,000	Enovis Corp. 3.875%, 10/15/28	4,613,677
3,750,000	Jazz Investments I Ltd.µ 3.125%, 09/15/30	4,572,937
1,750,000	KalVista Pharmaceuticals, Inc.* 3.250%, 10/01/31	1,785,315
4,250,000	Oddity Finance LLC*µ 0.000%, 06/15/30	3,762,823
		19,237,947
	Energy (0.7%)
2,376,000	Kosmos Energy Ltd. 3.125%, 03/15/30	1,490,536
475,000	Nabors Industries, Inc. 1.750%, 06/15/29	371,018
4,250,000	Northern Oil & Gas, Inc.µ^ 3.625%, 04/15/29	4,126,580
9,411,000	SunEdison, Inc.@ 0.000%, 01/15/20*	37,644
898,000	0.000%, 10/01/18	3,592
		6,029,370
	Financials (5.9%)
4,250,000	Affirm Holdings, Inc.*µ 0.750%, 12/15/29	4,630,502
7,500,000	Barclays Bank PLC (Microsoft Corp.)§^ 1.000%, 02/16/29	8,506,725
6,500,000	Cipher Mining, Inc.* 0.000%, 10/01/31	9,247,225
11,250,000	Coinbase Global, Inc.*^ 0.000%, 10/01/32	12,598,087
5,066,000	Galaxy Digital Holdings LP* 0.500%, 05/01/31	5,004,195
3,016,000	IREN Ltd.* 0.000%, 07/01/31	3,193,944
1,211,000	Terawulf, Inc.* 0.000%, 05/01/32	1,255,553
4,000,000	Upstart Holdings, Inc.* 0.000%, 02/15/32	3,406,800
PRINCIPAL AMOUNT		VALUE
4,250,000	WisdomTree, Inc.* 4.625%, 08/15/30	$4,364,920
		52,207,951
	Health Care (6.1%)
8,250,000	Alphatec Holdings, Inc.* 0.750%, 03/15/30	11,759,880
5,750,000	Exact Sciences Corp.*µ 2.000%, 03/01/30	6,452,133
4,250,000	Haemonetics Corp.µ 2.500%, 06/01/29	3,977,320
8,000,000	Halozyme Therapeutics, Inc.^ 0.250%, 03/01/27	8,863,520
4,250,000	Ionis Pharmaceuticals, Inc.^ 1.750%, 06/15/28	6,469,817
2,200,000	Jazz Investments I Ltd. 2.000%, 06/15/26	2,361,040
2,721,000	Lantheus Holdings, Inc.µ 2.625%, 12/15/27	3,019,276
4,250,000	Ligand Pharmaceuticals, Inc.* 0.750%, 10/01/30	4,985,675
3,000,000	Merit Medical Systems, Inc.* 3.000%, 02/01/29	3,631,320
2,000,000	Tempus AI, Inc.*^ 0.750%, 07/15/30	2,722,260
		54,242,241
	Industrials (5.1%)
7,750,000	AeroVironment, Inc.^ 0.000%, 07/15/30	10,855,813
1,375,000	Axon Enterprise, Inc. 0.500%, 12/15/27	4,405,940
3,191,000	Bloom Energy Corp. 0.000%, 11/15/30*††	3,243,364
2,250,000	3.000%, 06/01/28	15,874,672
5,250,000	Fluor Corp. 1.125%, 08/15/29	6,772,133
4,000,000	Tetra Tech, Inc.^ 2.250%, 08/15/28	4,272,120
		45,424,042
	Information Technology (42.0%)
6,500,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	10,388,235
4,500,000	Akamai Technologies, Inc.µ 0.375%, 09/01/27	4,336,380
3,250,000	Alignment Healthcare, Inc.* 4.250%, 11/15/29	4,522,440
3,500,000	Alkami Technology, Inc.* 1.500%, 03/15/30	3,464,615
8,500,000	Bill Holdings, Inc.*µ 0.000%, 04/01/30	7,542,305
10,445,000	Cloudflare, Inc.* 0.000%, 06/15/30	13,039,538

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
4,250,000	Commvault Systems, Inc.*µ 0.000%, 09/15/30	$3,885,945
4,000,000	Core Scientific, Inc.* 0.000%, 06/15/31^	5,124,040
1,500,000	3.000%, 09/01/29	3,196,200
16,500,000	CyberArk Software Ltd.* 0.000%, 06/15/30	19,282,725
9,000,000	Datadog, Inc.*µ 0.000%, 12/01/29	9,554,490
8,500,000	Guidewire Software, Inc.*^ 1.250%, 11/01/29	10,064,595
2,500,000	IREN Ltd.* 3.250%, 06/15/30	9,344,125
3,750,000	Itron, Inc. 1.375%, 07/15/30	3,867,600
15,250,000	Lumentum Holdings, Inc.*µ 0.375%, 03/15/32	20,192,372
8,000,000	MACOM Technology Solutions Holdings, Inc.*^ 0.000%, 12/15/29	8,904,720
4,750,000	MARA Holdings, Inc.* 0.000%, 08/01/32	5,207,568
7,500,000	Mirion Technologies, Inc.* 0.250%, 06/01/30	10,829,025
15,750,000	MKS, Inc.µ 1.250%, 06/01/30	18,886,927
8,750,000	Nebius Group NV*^ 1.000%, 09/15/30	11,169,375
4,250,000	Nutanix, Inc.*µ 0.500%, 12/15/29	4,689,365
17,250,000	ON Semiconductor Corp.µ 0.500%, 03/01/29	16,025,767
4,500,000	Parsons Corp.^ 2.625%, 03/01/29	5,132,430
2,500,000	Planet Labs PBC* 0.500%, 10/15/30	3,491,200
7,500,000	Rapid7, Inc. 1.250%, 03/15/29	6,758,550
2,500,000	Riot Platforms, Inc.* 0.750%, 01/15/30	3,909,250
4,299,000	Rubrik, Inc.*µ 0.000%, 06/15/30	4,173,211
5,500,000	Seagate HDD Caymanµ 3.500%, 06/01/28	17,222,920
14,750,000	Shift4 Payments, Inc.µ 0.500%, 08/01/27	14,528,897
9,250,000	Snowflake, Inc.µ 0.000%, 10/01/29	17,045,530
6,500,000	Spotify USA, Inc. 0.000%, 03/15/26	8,401,900
17,500,000	Strategy, Inc.*µ 0.000%, 03/01/30	17,249,225
12,500,000	0.000%, 12/01/29	10,919,375
PRINCIPAL AMOUNT		VALUE
3,500,000	Super Micro Computer, Inc.* 0.000%, 06/15/30	$4,123,770
2,250,000	2.250%, 07/15/28µ	2,655,158
6,500,000	Terawulf, Inc.* 1.000%, 09/01/31	9,653,800
4,250,000	Tyler Technologies, Inc. 0.250%, 03/15/26	4,444,140
4,250,000	Varonis Systems, Inc. 1.000%, 09/15/29	3,977,830
5,250,000	Western Digital Corp. 3.000%, 11/15/28	21,090,300
3,750,000	Workiva, Inc.^ 1.250%, 08/15/28	3,734,813
9,250,000	Zscaler, Inc.*µ 0.000%, 07/15/28	9,551,643
		371,582,294
	Materials (2.9%)
6,250,000	Centrus Energy Corp.*^ 0.000%, 08/15/32	11,041,750
5,500,000	Energy Fuels, Inc.* 0.750%, 11/01/31	7,101,270
2,500,000	MP Materials Corp.*^ 3.000%, 03/01/30	7,585,275
		25,728,295
	Other (0.5%)
4,250,000	Repligen Corp.µ 1.000%, 12/15/28	4,503,853
	Real Estate (1.0%)
8,250,000	Digital Realty Trust LP*^ 1.875%, 11/15/29	8,720,827
	Utilities (6.4%)
8,750,000	CMS Energy Corp.^ 3.375%, 05/01/28	9,646,787
7,500,000	Duke Energy Corp. 4.125%, 04/15/26	8,081,550
5,250,000	NextEra Energy Capital Holdings, Inc. 3.000%, 03/01/27	6,585,443
15,250,000	PPL Capital Funding, Inc.µ 2.875%, 03/15/28	17,311,495
13,750,000	Southern Co. 4.500%, 06/15/27	15,262,225
		56,887,500
	TOTAL CONVERTIBLE BONDS (Cost $761,671,941)	826,728,717
U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
	Other (0.1%)
580,000	Farm Credit Bank of Texas‡ 7.000%, 09/15/30 (Cost $584,816)	606,786
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
BANK LOANS (5.9%)¡
	Airlines (0.1%)
635,325	Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	$637,628
529,029	United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	531,156
		1,168,784
	Communication Services (0.7%)
475,000	Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	474,577
394,352	Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	316,221
44,133	Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	43,526
480,107	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	480,968
460,998	Clear Channel Outdoor Holdings, Inc.‡ 2024 Term Loan, 8.079%, 08/23/28 1 mo. USD Term SOFR + 4.00%	462,453
843,989	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	797,050
356,442	DirecTV Financing LLC‡ 2024 Term Loan, 9.352%, 08/02/29 3 mo. USD Term SOFR + 5.25%	357,483
76,596	DirecTV Financing LLC‡ Term Loan, 9.102%, 08/02/27 3 mo. USD Term SOFR + 5.00%	76,783
19,324	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	19,362
950,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	950,000
477,600	Sinclair Television Group, Inc.‡ 2025 Term Loan B6, 7.402%, 12/31/29 3 mo. USD Term SOFR + 3.30%	436,557
PRINCIPAL AMOUNT		VALUE
1,178,696	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	$1,143,335
950,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	948,024
		6,506,339
	Consumer Discretionary (1.2%)
517,400	American Airlines, Inc.‡ 2025 Term Loan, 6.134%, 04/20/28 3 mo. USD Term SOFR + 2.25%	518,577
512,425	American Airlines, Inc.‡ 2025 Term Loan B, 7.134%, 05/28/32 3 mo. USD Term SOFR + 3.25%	514,987
950,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	956,332
475,000	Boots Group Bidco Ltd.‡ USD Term Loan, 7.705%, 08/30/32 3 mo. USD Term SOFR + 3.50%	477,672
560,608	Caesars Entertainment, Inc.‡ Term Loan B, 6.215%, 02/06/30 1 mo. USD Term SOFR + 2.25%	557,864
615,350	Chinos Intermediate Holdings A, Inc.‡ 2024 Term Loan B, 9.840%, 09/26/31 3 mo. USD Term SOFR + 6.00%	527,509
765,000	Clarios Global LP‡ 2025 USD Term Loan B, 6.715%, 01/28/32 1 mo. USD Term SOFR + 2.75%	768,347
483,788	Flutter Financing BV‡ 2025 Term Loan B, 6.002%, 06/04/32 3 mo. USD Term SOFR + 2.00%	482,174
942,887	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	944,433
869,496	Light & Wonder International, Inc.‡ 2024 Term Loan B2, 6.287%, 04/14/29 1 mo. USD Term SOFR + 2.25%	873,300
424,625	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	430,640
475,000	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	469,063

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
935,750	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	$937,584
950,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	948,618
957,433	Windsor Holdings III LLC‡ 2025 USD Term Loan B, 6.727%, 08/01/30 1 mo. USD Term SOFR + 2.75%	958,232
		10,365,332
	Consumer Staples (1.0%)
1,041,700	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	1,051,679
498,750	Avis Budget Car Rental LLC‡ 2025 Term Loan B, 6.465%, 07/16/32 1 mo. USD Term SOFR + 2.50%	493,556
702,900	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	675,135
733,163	Bausch & Lomb Corp.‡ 2025 Term Loan B, 8.215%, 01/15/31 1 mo. USD Term SOFR + 4.25%	738,661
1,684,778	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	1,677,415
85,554	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	85,679
950,000	Opal Bidco SAS‡ USD 1st Lien Term Loan B, 6.838%, 04/28/32 3 mo. USD Term SOFR + 3.00%	955,197
1,153,489	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	1,156,835
947,625	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	950,520
489,881	United Natural Foods, Inc.‡ 2024 Term Loan, 8.715%, 05/01/31 1 mo. USD Term SOFR + 4.75%	493,555
PRINCIPAL AMOUNT		VALUE
945,226	Veritiv Corp.‡ Term Loan B, 8.002%, 12/02/30 3 mo. USD Term SOFR + 4.00%	$910,295
		9,188,527
	Energy (0.2%)
706,699	New Fortress Energy, Inc.‡ 2025 Incremental Term Loan B, 9.570%, 10/30/28 3 mo. USD Term SOFR + 5.50%	325,082
1,422,322	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	1,426,766
		1,751,848
	Financials (0.8%)
718,200	Acrisure LLC‡ 2025 Term Loan B, 7.215%, 06/21/32 1 mo. USD Term SOFR + 3.25%	719,924
1,420,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	1,423,848
714,184	Amynta Agency Borrower, Inc.‡ 2025 Term Loan B, 6.715%, 12/29/31 1 mo. USD Term SOFR + 2.75%	716,190
567,799	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	569,764
1,200,925	Dragon Buyer, Inc.‡ Term Loan B, 6.752%, 09/30/31 3 mo. USD Term SOFR + 2.75%	1,206,029
800,449	HUB International Ltd.‡ 2025 Term Loan B, 6.120%, 06/20/30 3 mo. USD Term SOFR + 2.25%	803,983
707,400	Iron Mountain, Inc.‡ 2023 Term Loan B, 5.965%, 01/31/31 1 mo. USD Term SOFR + 2.00%	708,801
669,052	Jazz Financing Lux SARL‡ 2024 1st Lien Term Loan B2, 6.215%, 05/05/28 1 mo. USD Term SOFR + 2.25%	671,421
		6,819,960
	Health Care (0.1%)
976,846	Padagis LLC‡ Term Loan B, 8.949%, 07/06/28 3 mo. USD Term SOFR + 4.75%	852,298

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Industrials (0.9%)
940,314	ACProducts, Inc.‡ 2021 Term Loan B, 8.513%, 05/17/28 3 mo. USD Term SOFR + 4.25%	$824,340
633,300	Blackfin Pipeline LLC! 0.000%, 09/29/32	633,895
316,700	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	316,998
713,213	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	716,333
376,071	Coherent Corp.‡ 2025 Term Loan B2, 5.715%, 07/02/29 1 mo. USD Term SOFR + 1.75%	377,128
1,296,701	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	1,293,803
938,149	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	940,790
945,250	Quikrete Holdings, Inc.‡ 2025 Term Loan B, 6.215%, 02/10/32 1 mo. USD Term SOFR + 2.25%	947,467
1,873,843	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	1,878,499
		7,929,253
	Information Technology (0.6%)
1,310,493	Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	1,303,404
968,079	Camelot U.S. Acquisition LLC‡ 2024 Term Loan B, 6.715%, 01/31/31 1 mo. USD Term SOFR + 2.75%	952,047
1,422,841	Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	1,419,156
736,102	SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	738,557
495,000	UKG, Inc.‡ 2024 Term Loan B, 6.338%, 02/10/31 3 mo. USD Term SOFR + 2.50%	495,502
		4,908,666
PRINCIPAL AMOUNT		VALUE
	Materials (0.2%)
1,502,511	Ineos U.S. Finance LLC‡ 2023 USD Term Loan B, 7.215%, 02/18/30 1 mo. USD Term SOFR + 3.25%	$1,294,278
475,000	Qnity Electronics, Inc.! Term Loan B, 0.000%, 08/12/32	475,893
722,367	Trinseo Materials Operating SCA‡ 2021 Term Loan B2, 6.961%, 05/03/28 3 mo. USD Term SOFR + 2.50%	136,722
		1,906,893
	Other (0.1%)
475,000	Windstream Services LLC‡ 2024 Term Loan B, 8.815%, 10/01/31 1 mo. USD Term SOFR + 4.75%	473,812
	Special Purpose Acquisition Company (0.0%)
390,400	Clydesdale Acquisition Holdings, Inc.‡ Term Loan B, 7.140%, 04/13/29 1 mo. USD Term SOFR + 3.18%	390,607
	TOTAL BANK LOANS (Cost $53,589,606)	52,262,319
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.0%)
	Financials (3.5%)
83,465	Apollo Global Management, Inc.^ 6.750%, 07/31/26	5,453,603
165,055	ARES Management Corp. 6.750%, 10/01/27	7,805,451
8,100	Bank of America Corp.^‡‡ 7.250%,	10,214,100
156,055	KKR & Co., Inc. 6.250%, 03/01/28	7,649,816
		31,122,970
	Industrials (3.4%)
401,365	Boeing Co. 6.000%, 10/15/27	25,976,343
82,135	QXO, Inc. 5.500%, 05/15/28	4,192,992
		30,169,335
	Information Technology (1.9%)
148,445	Hewlett Packard Enterprise Co. 7.625%, 09/01/27	10,031,913
120,040	Microchip Technology, Inc.^ 7.500%, 03/15/28	6,950,316
		16,982,229

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES		VALUE
	Materials (0.7%)
132,880	Albemarle Corp. 7.250%, 03/01/27	$5,877,282
	Utilities (0.5%)
85,285	NextEra Energy, Inc.^ 7.299%, 06/01/27	4,480,021
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $92,990,632)	88,631,837
WARRANTS (0.0%)#
	Communication Services (0.0%)
2,987	Audacy Capital Corp. 09/30/28, Strike $1.00	—
498	Audacy Capital Corp. 09/30/28, Strike $1.00	—
		—
	Energy (0.0%)
47,739	Mcdermott International Ltd. 06/30/27, Strike $15.98	5
42,965	Mcdermott International Ltd. 06/30/27, Strike $12.33	4
		9
	TOTAL WARRANTS (Cost $18,376)	9
COMMON STOCKS (1.5%)
	Communication Services (0.0%)
20,285	Altice USA, Inc. - Class A^#	45,236
17,477	Audacy, Inc.#	131,077
6,819	Cumulus Media, Inc. - Class A#	921
		177,234
	Consumer Discretionary (0.0%)
1,446	Rite Aid Corp.#	1,446
	Energy (0.2%)
4,000	Cheniere Energy Partners LP	208,680
56,650	Energy Transfer LP	953,419
26,095	Enterprise Products Partners LP	803,465
6,644	EP Energy Corp.#	10,797
		1,976,361
	Information Technology (0.3%)
112,416	Wolfspeed, Inc.#	2,958,789
	Utilities (1.0%)
102,861	NextEra Energy, Inc.µ	8,372,885
	TOTAL COMMON STOCKS (Cost $20,610,734)	13,486,715
NUMBER OF SHARES		VALUE
PREFERRED STOCKS (0.1%)
	Communication Services (0.1%)
25,448	Qwest Corp. 6.500%, 09/01/56	$502,598
7,935	T-Mobile USA, Inc.µ 6.250%, 09/01/69	198,137
6,503	5.500%, 03/01/70	150,935
743	5.500%, 06/01/70	17,133
7,676	Telephone & Data Systems, Inc. 6.625%, 03/31/26	154,595
	TOTAL PREFERRED STOCKS (Cost $924,042)	1,023,398
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (0.0%)#
	Information Technology (0.0%)
70	Microsoft Corp.
3,624,670	Call, 05/15/26, Strike $540.00	246,750
	Other (0.0%)
630	SPDR® S&P 500® ETF Trust
42,969,780	Put, 11/28/25, Strike $550.00	19,845
	TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $1,192,908)	266,595
	TOTAL INVESTMENTS (145.2%) (Cost $1,242,752,944)	1,285,645,623
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.0%)		(132,750,000)
LIABILITIES, LESS OTHER ASSETS (-30.2%)		(267,707,985)
NET ASSETS (100.0%)		$885,187,638

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $360,768,952.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2025

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	09/04/2024	$100,383
	TOTAL	$100,383

††  When-issued security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡  Perpetual maturity.

#  Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$743,506	$—	$743,506
Corporate Bonds	—	301,895,741	—	301,895,741
Convertible Bonds	—	826,728,717	—	826,728,717
U.S. Government and Agency Security	—	606,786	—	606,786
Bank Loans	—	52,262,319	—	52,262,319
Convertible Preferred Stocks	88,631,837	—	—	88,631,837
Warrants	—	9	—	9
Common Stocks	13,343,395	143,320	—	13,486,715
Preferred Stocks	1,023,398	—	—	1,023,398
Exchange-Traded Purchased Options	266,595	—	—	266,595
Total	$103,265,225	$1,182,380,398	$—	$1,285,645,623

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.1%)
	Other (0.1%)
850,000	SVC ABS LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $813,944)	$826,117
CORPORATE BONDS (35.0%)
	Airlines (0.4%)
760,073	Alaska Airlines Pass-Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	763,022
908,120	American Airlines Pass-Through Trust Series 2021-1, Class B 3.950%, 01/11/32	868,862
784,972	British Airways Pass-Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	758,252
919,846	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	926,239
		3,316,375
	Communication Services (2.9%)
785,000	Altice France SA* 6.875%, 07/15/32	754,832
1,255,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,232,347
400,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	420,600
952,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	954,475
574,000	Clear Channel Outdoor Holdings, Inc.* 7.500%, 03/15/33	601,185
525,000	7.875%, 04/01/30	550,841
1,800,000	CSC Holdings LLC* 4.625%, 12/01/30	644,562
1,785,000	4.500%, 11/15/31	1,095,776
392,000	Directv Financing LLC* 8.875%, 02/01/30	390,212
385,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	385,050
1,610,000	Frontier California, Inc. 6.750%, 05/15/27	1,642,844
261,000	Frontier Communications Holdings LLC* 8.750%, 05/15/30	273,050
1,685,000	Frontier Florida LLC 6.860%, 02/01/28	1,753,512
1,555,000	Frontier North, Inc. 6.730%, 02/15/28	1,609,301
PRINCIPAL AMOUNT		VALUE
905,000	Go Daddy Operating Co. LLC/ GD Finance Co., Inc.* 3.500%, 03/01/29	$863,089
522,000	Gray Media, Inc.* 7.250%, 08/15/33	512,030
515,000	5.375%, 11/15/31^	358,450
1,040,000	Hughes Satellite Systems Corp.^ 5.250%, 08/01/26	1,023,256
524,000	iHeartCommunications, Inc.* 10.875%, 05/01/30	377,930
351,550	7.750%, 08/15/30	295,840
261,000	Level 3 Financing, Inc.* 7.000%, 03/31/34	268,363
785,000	Lumen Technologies, Inc. 7.600%, 09/15/39^	780,486
771,875	10.000%, 10/15/32*	780,975
1,005,000	Paramount Global 4.900%, 08/15/44	796,714
910,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	974,756
650,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	680,908
514,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	465,062
257,000	5.375%, 01/15/31	179,060
520,000	Sinclair Television Group, Inc.* 8.125%, 02/15/33	530,837
1,311,000	Sirius XM Radio LLC* 3.875%, 09/01/31^	1,190,165
830,000	5.500%, 07/01/29^	831,286
515,000	3.125%, 09/01/26	510,973
414,000	T-Mobile USA, Inc.^ 6.700%, 12/15/33	463,187
525,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	543,086
775,000	Time Warner Cable LLC 6.550%, 05/01/37	794,499
420,000	7.300%, 07/01/38	453,327
526,000	Univision Communications, Inc.* 8.000%, 08/15/28	542,022
520,000	8.500%, 07/31/31	532,953
65,000	Versant Media Group, Inc.* 7.250%, 01/30/31	66,319
520,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	417,560
260,000	4.279%, 03/15/32	238,597
		27,780,317
	Consumer Discretionary (8.0%)
1,580,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,642,773
855,000	Adient Global Holdings Ltd.* 8.250%, 04/15/31^	893,526
523,000	7.500%, 02/15/33	540,996

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
464,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	$469,930
261,000	7.375%, 08/01/33	264,477
1,045,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	1,049,316
522,000	7.750%, 10/15/33	523,049
1,660,000	Aptiv Swiss Holdings Ltd.‡ 6.875%, 12/15/54 5 yr. CMT + 3.39%	1,697,616
913,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	867,122
522,000	6.875%, 08/01/33	523,566
1,369,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,399,364
760,000	6.875%, 11/01/35^	794,998
720,000	6.625%, 10/01/30*	740,124
600,000	Brightstar Lottery PLC* 5.250%, 01/15/29	598,812
895,000	Caesars Entertainment, Inc.*^ 6.000%, 10/15/32	854,465
657,000	4.625%, 10/15/29	618,677
1,045,000	Carnival Corp.* 6.125%, 02/15/33	1,078,294
523,000	4.000%, 08/01/28µ	514,752
2,275,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30	2,162,114
2,080,000	5.125%, 05/01/27	2,069,184
1,825,000	4.500%, 08/15/30	1,708,893
1,200,000	6.375%, 09/01/29	1,213,404
1,035,000	4.250%, 02/01/31	938,310
540,000	5.000%, 02/01/28	534,832
522,000	4.750%, 02/01/32^	473,000
1,045,000	Century Communities, Inc.* 6.625%, 09/15/33	1,043,224
522,000	Churchill Downs, Inc.* 5.750%, 04/01/30	523,676
520,000	6.750%, 05/01/31	533,016
784,000	Clarios Global LP/Clarios U.S. Finance Co.* 6.750%, 09/15/32	805,936
1,042,000	Dana, Inc. 4.500%, 02/15/32^	1,020,566
855,000	4.250%, 09/01/30	843,714
544,000	DISH DBS Corp. 5.125%, 06/01/29	470,533
389,000	7.375%, 07/01/28	363,804
1,049,000	DISH Network Corp.* 11.750%, 11/15/27	1,104,545
1,510,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,501,287
600,000	Flutter Treasury DAC* 5.875%, 06/04/31	608,286
1,075,000	Ford Motor Co.^ 6.100%, 08/19/32	1,104,681
PRINCIPAL AMOUNT		VALUE
1,650,000	Ford Motor Credit Co. LLC 4.000%, 11/13/30	$1,549,565
1,350,000	7.200%, 06/10/30^	1,445,756
510,000	General Motors Co. 5.200%, 04/01/45	463,437
1,045,000	goeasy Ltd.* 6.875%, 02/15/31	1,021,926
934,000	7.625%, 07/01/29	942,378
770,000	9.250%, 12/01/28	798,621
1,575,000	Goodyear Tire & Rubber Co.^ 5.625%, 04/30/33	1,424,273
560,000	5.250%, 07/15/31	510,356
650,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	664,807
445,000	4.000%, 08/15/28	432,215
661,056	Guitar Center, Inc. 11.000%, 08/19/32	198,317
207,505	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	210,099
666,000	Kohl's Corp. 5.550%, 07/17/45	432,520
1,045,000	Liberty Interactive LLC 8.250%, 02/01/30	90,476
1,045,000	Life Time, Inc.* 6.000%, 11/15/31	1,059,546
784,000	Light & Wonder International, Inc.* 6.250%, 10/01/33	781,766
1,050,000	Lindblad Expeditions LLC* 7.000%, 09/15/30	1,070,255
525,000	Lithia Motors, Inc.* 5.500%, 10/01/30	526,307
685,000	M/I Homes, Inc. 3.950%, 02/15/30	652,928
1,285,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	929,543
699,000	6.700%, 07/15/34*	658,975
2,025,000	MGM Resorts International^ 6.500%, 04/15/32	2,057,785
1,329,000	Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,291,070
588,000	NCL Corp. Ltd.* 6.250%, 09/15/33	594,439
520,000	5.875%, 01/15/31	520,265
522,000	Newell Brands, Inc. 8.500%, 06/01/28*	537,425
522,000	6.625%, 05/15/32^	493,421
520,000	6.375%, 05/15/30^	494,712
1,045,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	1,036,536
923,000	Patrick Industries, Inc.* 4.750%, 05/01/29	908,703
522,000	6.375%, 11/01/32	532,195

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,195,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	$1,114,027
750,000	PetSmart LLC/PetSmart Finance Corp.* 7.500%, 09/15/32	750,870
1,460,000	Premier Entertainment Sub LLC/ Premier Entertainment Finance Corp.* 5.625%, 09/01/29	875,912
525,000	QVC, Inc. 5.450%, 08/15/34	233,483
530,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	554,634
1,725,000	Rite Aid Corp. 0.000%, 11/15/26*@	2
583,244	15.000%, 08/30/31@	2,917
313,713	0.000%, 10/18/25*	—
113,382	0.000%, 08/30/31*@!!	8,504
106,832	0.000%, 08/30/34	—
1,045,000	Rivers Enterprise Borrower LLC/ Rivers Enterprise Finance Corp.* 6.625%, 02/01/33	1,056,944
1,045,000	Rivers Enterprise Lender LLC/ Rivers Enterprise Lender Corp.* 6.250%, 10/15/30	1,053,412
588,750	Saks Global Enterprises LLC* 11.000%, 12/15/29	214,940
253,340	SGUS LLC* 11.000%, 12/15/29	219,631
955,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed* 4.625%, 03/01/29	915,998
1,565,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	1,569,100
810,000	Six Flags Entertainment Corp./ Canada's Wonderland Co./Magnum Management Corp.^ 5.250%, 07/15/29	779,471
648,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	630,945
753,000	Speedway Motorsports LLC/ Speedway Funding II, Inc.* 4.875%, 11/01/27	749,325
780,000	Staples, Inc.* 10.750%, 09/01/29	761,670
1,125,000	Station Casinos LLC* 4.500%, 02/15/28	1,107,900
1,050,000	STL Holding Co. LLC* 8.750%, 02/15/29	1,101,650
260,000	Viking Cruises Ltd.* 9.125%, 07/15/31	278,751
522,000	Voyager Parent LLC* 9.250%, 07/01/32	548,241
1,045,000	Whirlpool Corp. 6.500%, 06/15/33	1,020,474
PRINCIPAL AMOUNT		VALUE
550,000	William Carter Co.*†† 7.375%, 02/15/31	$548,383
1,025,000	ZF North America Capital, Inc.* 7.500%, 03/24/31	981,192
		75,503,855
	Consumer Staples (1.9%)
1,750,000	Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC* 4.625%, 01/15/27	1,746,675
780,000	5.875%, 02/15/28	781,240
260,000	6.250%, 03/15/33	267,665
131,000	5.750%, 03/31/34††	131,609
131,000	5.500%, 03/31/31††	132,068
1,037,000	Amneal Pharmaceuticals LLC* 6.875%, 08/01/32	1,087,336
525,000	Avis Budget Car Rental LLC/ Avis Budget Finance, Inc.* 8.375%, 06/15/32	539,149
525,000	Brink's Co.* 6.750%, 06/15/32	545,848
525,000	6.500%, 06/15/29	541,249
1,191,000	Central Garden & Pet Co.*^ 4.125%, 04/30/31	1,116,908
1,188,000	Edgewell Personal Care Co.* 4.125%, 04/01/29	1,129,669
1,185,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,138,441
284,000	JBS USA Holding Lux SARL/ JBS USA Food Co./JBS Lux Co. SARL^ 5.750%, 04/01/33	296,064
875,841	MPH Acquisition Holdings LLC* 6.750%, 03/31/31 0.75% PIK Rate	752,531
429,160	5.750%, 12/31/30	390,064
672,000	New Albertsons LP 7.750%, 06/15/26	684,566
1,043,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,018,354
261,000	6.125%, 09/15/32	268,180
775,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	750,681
1,050,000	Post Holdings, Inc.* 6.250%, 02/15/32	1,080,313
918,000	6.375%, 03/01/33	933,092
986,000	Prestige Brands, Inc.* 3.750%, 04/01/31	916,102
782,000	RR Donnelley & Sons Co.* 9.500%, 08/01/29	802,426
855,000	United Natural Foods, Inc.* 6.750%, 10/15/28	855,864
		17,906,094

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Energy (4.9%)
1,045,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp.* 6.625%, 10/15/32	$1,066,266
522,000	6.625%, 07/15/33	531,266
787,000	Buckeye Partners LP 6.750%, 02/01/30*	823,407
545,000	5.850%, 11/15/43	512,246
392,000	6.875%, 07/01/29*	407,374
1,023,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,051,961
519,000	9.625%, 06/15/33	556,685
785,000	Continental Resources, Inc. 4.900%, 06/01/44	635,944
790,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 yr. CMT + 3.12%	840,931
530,000	7.200%, 06/27/54 5 yr. CMT + 2.97%	567,603
970,000	Energy Transfer LP‡ 7.133%, 11/01/66^ 3 mo. USD Term SOFR + 3.28%	969,651
764,000	6.500%, 11/15/26 5 yr. CMT + 5.69%	768,553
520,000	7.125%, 10/01/54^ 5 yr. CMT + 2.83%	538,637
765,000	Genesis Energy LP/Genesis Energy Finance Corp. 8.875%, 04/15/30	808,590
525,000	8.000%, 05/15/33	543,842
1,460,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	1,492,967
1,050,000	Howard Midstream Energy Partners LLC* 7.375%, 07/15/32	1,102,027
1,045,000	Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.* 6.875%, 12/01/32	1,063,382
1,044,000	Matador Resources Co.* 6.500%, 04/15/32	1,054,816
1,105,000	Nabors Industries, Inc.* 9.125%, 01/31/30	1,161,797
780,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	120,923
1,090,000	Oceaneering International, Inc. 6.000%, 02/01/28	1,097,554
650,000	ONEOK, Inc.*µ 6.500%, 09/01/30	695,688
1,565,000	Parkland Corp.* 6.625%, 08/15/32	1,594,954
985,000	Permian Resources Operating LLC* 7.000%, 01/15/32	1,022,627
261,000	6.250%, 02/01/33	265,889
520,000	Phillips 66 Co.‡ 5.875%, 03/15/56 5 yr. CMT + 2.28%	517,603
PRINCIPAL AMOUNT		VALUE
1,040,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	$1,042,111
1,050,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	1,095,297
1,440,000	Summit Midstream Holdings LLC* 8.625%, 10/31/29	1,466,539
1,045,000	Sunoco LP* 6.250%, 07/01/33	1,069,213
800,000	7.875%, 09/18/30‡ 5 yr. CMT + 4.23%	814,184
1,045,000	Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp.* 6.750%, 03/15/34	1,037,946
1,720,000	TGNR Intermediate Holdings LLC* 5.500%, 10/15/29	1,668,297
1,570,000	Transocean International Ltd.* 8.250%, 05/15/29	1,580,409
784,000	7.875%, 10/15/32	808,116
260,000	Venture Global Calcasieu Pass LLC* 4.125%, 08/15/31	240,604
260,000	3.875%, 08/15/29	246,418
2,357,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 yr. CMT + 5.44%	2,204,950
1,300,000	8.375%, 06/01/31	1,335,399
780,000	8.125%, 06/01/28	804,008
548,000	7.000%, 01/15/30^	555,025
525,000	9.875%, 02/01/32^	561,004
525,000	9.500%, 02/01/29	565,645
1,045,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	1,095,129
131,000	6.750%, 01/15/36	138,850
1,045,000	Vital Energy, Inc. 9.750%, 10/15/30	1,076,402
1,045,000	VOC Escrow Ltd.* 5.000%, 02/15/28	1,043,850
1,042,000	WBI Operating LLC* 6.500%, 10/15/33	1,042,188
522,000	6.250%, 10/15/30	521,238
1,045,000	Weatherford International Ltd.* 6.750%, 10/15/33	1,068,669
1,432,000	Wildfire Intermediate Holdings LLC* 7.500%, 10/15/29	1,432,745
		46,327,419
	Financials (5.3%)
871,000	Acrisure LLC/Acrisure Finance, Inc.* 8.250%, 02/01/29	908,166
975,000	AerCap Ireland Capital DAC/ AerCap Global Aviation Trust‡^ 6.950%, 03/10/55 5 yr. CMT + 2.72%	1,027,202

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,045,000	Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer* 7.375%, 10/01/32	$1,080,666
1,045,000	6.500%, 10/01/31	1,073,727
1,433,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	1,406,131
480,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	447,451
1,082,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,046,024
520,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.* 7.500%, 07/15/33	536,874
1,045,000	Azorra Finance Ltd.* 7.250%, 01/15/31	1,095,745
1,050,000	Baldwin Insurance Group Holdings LLC/ Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	1,078,980
1,045,000	Blackstone Mortgage Trust, Inc.* 7.750%, 12/01/29	1,101,524
1,050,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	1,113,598
525,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	570,885
392,000	6.125%, 01/15/31	393,854
1,304,000	Bread Financial Holdings, Inc.*‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	1,332,714
1,819,000	Broadstreet Partners Group LLC* 5.875%, 04/15/29	1,812,524
807,000	Brookfield Property REIT, Inc./ BPR Cumulus LLC/BPR Nimbus LLC/ GGSI Sellco LLC* 4.500%, 04/01/27	795,347
1,000,000	Burford Capital Global Finance LLC* 6.875%, 04/15/30	995,410
520,000	Citigroup, Inc.‡ 6.875%, 08/15/30	535,345
1,020,000	Corebridge Financial, Inc.‡^ 6.375%, 09/15/54 5 yr. CMT + 2.65%	1,052,079
690,000	Credit Acceptance Corp.* 9.250%, 12/15/28	723,886
464,000	6.625%, 03/15/30	463,638
1,045,000	CrossCountry Intermediate HoldCo LLC* 6.500%, 10/01/30	1,056,087
1,045,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	1,119,791
520,000	Enstar Group Ltd.*‡^ 7.500%, 04/01/45 5 yr. CMT + 3.19%	543,894
260,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	267,166
PRINCIPAL AMOUNT		VALUE
1,170,000	GGAM Finance Ltd.* 8.000%, 02/15/27	$1,198,688
522,000	5.875%, 03/15/30	530,702
1,571,000	HUB International Ltd.* 5.625%, 12/01/29	1,567,827
785,000	7.375%, 01/31/32	814,178
1,635,000	Iron Mountain, Inc.* 5.250%, 03/15/28	1,634,869
1,055,000	Jefferies Finance LLC/JFIN Co-Issuer Corp.* 5.000%, 08/15/28	999,718
720,000	6.625%, 10/15/31	710,251
1,176,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.* 7.000%, 07/15/31	1,234,882
500,000	Level 3 Financing, Inc.* 3.875%, 10/15/30	450,585
783,000	MetLife, Inc. 6.400%, 12/15/66	827,005
525,000	Newmark Group, Inc. 7.500%, 01/12/29	562,627
530,000	OneMain Finance Corp. 7.500%, 05/15/31	554,025
522,000	6.500%, 03/15/33	521,494
985,000	Park Intermediate Holdings LLC/ PK Domestic Property LLC/PK Finance Co-Issuer* 7.000%, 02/01/30	1,010,088
1,305,000	Provident Funding Associates LP/ PFG Finance Corp.* 9.750%, 09/15/29	1,375,848
1,050,000	RHP Hotel Properties LP/RHP Finance Corp.* 6.500%, 04/01/32	1,080,481
784,000	Rocket Cos., Inc.* 6.375%, 08/01/33	817,908
523,000	6.125%, 08/01/30	540,186
1,005,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	945,886
1,035,000	Service Properties Trust 8.375%, 06/15/29	1,030,477
1,045,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	1,068,565
522,000	6.500%, 07/01/30	543,553
257,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	265,671
1,310,000	StoneX Group, Inc.* 7.875%, 03/01/31	1,389,569
1,045,000	TrueNoord Capital DAC* 8.750%, 03/01/30	1,101,420
1,212,000	United Wholesale Mortgage LLC* 5.500%, 04/15/29	1,194,075

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
525,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC*^ 6.500%, 02/15/29	$491,400
522,000	UWM Holdings LLC* 6.250%, 03/15/31	521,504
525,000	VFH Parent LLC/Valor Co-Issuer, Inc.* 7.500%, 06/15/31	549,612
1,045,000	XHR LP* 6.625%, 05/15/30	1,068,481
		50,180,283
	Health Care (2.3%)
1,045,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	1,082,275
2,075,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30^	1,745,656
785,000	10.875%, 01/15/32	846,144
594,000	6.875%, 04/15/29^	538,906
130,000	5.250%, 05/15/30	121,956
1,220,000	DaVita, Inc.* 3.750%, 02/15/31	1,121,558
1,154,000	4.625%, 06/01/30	1,114,960
1,010,000	6.875%, 09/01/32	1,047,016
783,000	Embecta Corp.* 5.000%, 02/15/30^	743,184
260,000	6.750%, 02/15/30	257,286
525,000	Encompass Health Corp. 4.750%, 02/01/30	519,178
525,000	4.500%, 02/01/28	521,299
1,123,000	HCA, Inc. 7.500%, 11/06/33	1,301,220
588,000	IQVIA, Inc.* 6.250%, 06/01/32	612,996
1,557,000	Medline Borrower LP* 5.250%, 10/01/29	1,551,535
1,295,000	3.875%, 04/01/29	1,258,494
129,000	Medline Borrower LP/Medline Co-Issuer, Inc.* 6.250%, 04/01/29	132,821
1,900,000	Organon & Co./Organon Foreign Debt Co-Issuer BV* 5.125%, 04/30/31^	1,459,656
450,000	4.125%, 04/30/28	428,188
2,465,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,469,930
1,420,000	6.875%, 11/15/31	1,543,668
1,320,000	Teva Pharmaceutical Finance Netherlands III BV^ 5.125%, 05/09/29	1,328,884
		21,746,810
	Industrials (3.6%)
1,177,000	AAR Escrow Issuer LLC* 6.750%, 03/15/29	1,215,865
1,200,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	1,069,968
PRINCIPAL AMOUNT		VALUE
1,055,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 yr. CMT + 3.15%	$1,016,735
260,000	4.650%, 06/15/26 5 yr. CMT + 4.08%	256,703
587,000	Arcosa, Inc.* 4.375%, 04/15/29	571,632
522,000	6.875%, 08/15/32	546,492
2,845,606	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK rate	35,712
520,000	Bombardier, Inc.* 8.750%, 11/15/30	561,714
395,000	7.000%, 06/01/32	414,912
325,000	7.250%, 07/01/31^	345,209
263,000	6.750%, 06/15/33	276,205
31,000	7.875%, 04/15/27	31,113
1,044,000	BWX Technologies, Inc.* 4.125%, 04/15/29	1,019,163
1,630,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	1,667,588
257,000	Delta Air Lines, Inc./SkyMiles IP Ltd.*µ 4.750%, 10/20/28	258,843
1,360,000	Deluxe Corp.* 8.000%, 06/01/29^	1,348,753
260,000	8.125%, 09/15/29	272,779
522,000	Energizer Holdings, Inc.* 6.000%, 09/15/33	505,693
500,000	EnerSys* 6.625%, 01/15/32	514,320
500,000	4.375%, 12/15/27	494,420
655,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	662,329
394,000	8.000%, 03/15/33	388,630
1,034,000	Graham Packaging Co., Inc.* 7.125%, 08/15/28	1,030,991
675,000	Graphic Packaging International LLC* 4.750%, 07/15/27	674,109
484,000	3.500%, 03/01/29	458,692
1,141,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	1,104,602
1,350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,350,283
525,000	6.625%, 06/15/29	542,540
522,000	7.250%, 06/15/33	550,788
522,000	7.000%, 06/15/30	546,915
788,000	JELD-WEN, Inc.* 7.000%, 09/01/32	650,888
1,690,000	Ken Garff Automotive LLC* 4.875%, 09/15/28	1,661,574
650,000	Moog, Inc.* 4.250%, 12/15/27	642,876
1,040,000	Novelis Corp.* 4.750%, 01/30/30	1,005,670

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,045,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	$1,085,295
265,000	Sealed Air Corp.* 6.500%, 07/15/32^	274,442
261,000	5.000%, 04/15/29	259,350
809,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	819,849
260,000	7.250%, 02/15/31^	272,904
400,000	Sensata Technologies BV* 4.000%, 04/15/29	390,152
519,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	482,919
200,000	6.625%, 07/15/32^	208,398
784,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	800,919
265,000	6.500%, 08/15/32	272,733
1,125,000	TransDigm, Inc.* 6.875%, 12/15/30	1,168,504
790,000	6.750%, 08/15/28	807,056
390,000	7.125%, 12/01/31	408,034
254,000	6.625%, 03/01/32	262,730
266,736	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	259,054
782,000	Waste Pro USA, Inc.* 7.000%, 02/01/33	815,055
604,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	597,006
530,000	7.375%, 10/01/31	555,037
390,000	6.625%, 06/15/29	401,708
		33,835,851
	Information Technology (1.6%)
520,000	Block, Inc.* 5.625%, 08/15/30	528,237
261,000	6.000%, 08/15/33	266,982
522,000	CACI International, Inc.* 6.375%, 06/15/33	543,005
604,000	Coherent Corp.* 5.000%, 12/15/29	598,576
94,000	Dell International LLC/EMC Corp.µ 6.020%, 06/15/26	94,668
520,000	Fair Isaac Corp.* 4.000%, 06/15/28	508,607
392,000	6.000%, 05/15/33	400,397
1,130,000	KBR, Inc.*^ 4.750%, 09/30/28	1,112,553
522,000	NCL Corp. Ltd.* 6.750%, 02/01/32	536,908
771,000	ON Semiconductor Corp.* 3.875%, 09/01/28	751,085
525,000	Open Text Corp.* 6.900%, 12/01/27	546,987
PRINCIPAL AMOUNT		VALUE
391,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	$364,518
260,000	4.125%, 02/15/30	248,641
908,000	Playtika Holding Corp.* 4.250%, 03/15/29	820,541
1,450,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,402,005
725,000	Twilio, Inc. 3.625%, 03/15/29	697,283
259,000	3.875%, 03/15/31	245,602
394,000	UKG, Inc.* 6.875%, 02/01/31	405,615
1,555,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,469,335
1,466,462	Wolfspeed, Inc. 7.000%, 06/15/31	1,245,466
1,050,000	Zebra Technologies Corp.* 6.500%, 06/01/32	1,089,239
1,200,000	ZoomInfo Technologies LLC/ ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,132,440
		15,008,690
	Materials (1.9%)
1,045,000	Avient Corp.* 6.250%, 11/01/31	1,067,666
1,045,000	Capstone Copper Corp.* 6.750%, 03/31/33	1,082,808
520,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	522,959
1,050,000	Century Aluminum Co.* 6.875%, 08/01/32	1,078,843
888,000	Chemours Co.* 8.000%, 01/15/33^	858,128
260,000	4.625%, 11/15/29	230,134
1,900,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,785,297
425,000	Constellium SE*^ 6.375%, 08/15/32	437,576
1,595,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	1,548,171
1,045,000	JW Aluminum Continuous Cast Co.* 10.250%, 04/01/30	1,074,950
522,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	520,345
1,040,000	Knife River Corp.* 7.750%, 05/01/31	1,089,753
1,107,000	Mercer International, Inc.^ 5.125%, 02/01/29	716,185
520,000	12.875%, 10/01/28*	433,945
1,045,000	Qnity Electronics, Inc.* 6.250%, 08/15/33	1,074,208

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,194,000	Silgan Holdings, Inc. 4.125%, 02/01/28	$1,171,779
1,045,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	1,044,749
1,045,000	Terex Corp.* 6.250%, 10/15/32	1,062,577
449,246	Trinseo Luxco Finance SPV SARL/ Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	157,946
1,040,000	WR Grace Holdings LLC* 6.625%, 08/15/32	1,005,701
		17,963,720
	Other (1.2%)
760,000	1261229 BC Ltd.* 10.000%, 04/15/32	795,507
1,030,000	Alumina Pty. Ltd.* 6.375%, 09/15/32	1,066,575
407,527	Claritev Corp.* 6.750%, 03/31/31 0.75% PIK Rate	326,340
1,853,550	EchoStar Corp. 10.750%, 11/30/29	2,041,778
1,099,886	6.750%, 11/30/30 6.75% Cash or PIK	1,136,105
475,000	Gen Digital, Inc.* 6.750%, 09/30/27	482,914
788,000	Mohegan Tribal Gaming Authority/ MS Digital Entertainment Holdings LLC* 8.250%, 04/15/30	818,244
1,045,000	New Gold, Inc.* 6.875%, 04/01/32	1,092,380
1,045,000	Olin Corp.* 6.625%, 04/01/33	1,036,974
520,000	Reinsurance Group of America, Inc.‡^ 6.650%, 09/15/55 5 yr. CMT + 2.39%	544,575
1,045,000	Rfna LP*^ 7.875%, 02/15/30	1,041,593
1,045,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	1,106,352
		11,489,337
	Real Estate (0.2%)
522,000	Forestar Group, Inc.* 6.500%, 03/15/33	535,624
650,000	Global Net Lease, Inc.*^ 4.500%, 09/30/28	639,197
787,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP*µ 3.750%, 12/15/27	763,705
		1,938,526
PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.2%)
263,000	Clydesdale Acquisition Holdings, Inc.* 6.750%, 04/15/32	$264,028
1,045,000	Fertitta Entertainment LLC/ Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30	969,561
524,000	4.625%, 01/15/29	501,484
		1,735,073
	Utilities (0.6%)
520,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55 5 yr. CMT + 2.21%	542,880
1,025,000	Duke Energy Corp.‡ 6.450%, 09/01/54 5 yr. CMT + 2.59%	1,085,731
820,000	Entergy Corp.‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	863,181
770,000	Evergy, Inc.‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	792,500
780,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	814,936
379,000	PPL Capital Funding, Inc.‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	373,687
525,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	531,363
270,000	8.000%, 10/15/26 5 yr. CMT + 6.93%	277,017
		5,281,295
	TOTAL CORPORATE BONDS (Cost $339,322,112)	330,013,645
CONVERTIBLE BONDS (93.4%)
	Communication Services (12.1%)
6,500,000	AST SpaceMobile, Inc.* 2.375%, 10/15/32^	9,171,825
5,000,000	2.000%, 01/15/36	5,322,950
17,000,000	DoorDash, Inc.*µ 0.000%, 05/15/30	18,788,400
9,750,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	12,524,752
9,000,000	Live Nation Entertainment, Inc.*µ 2.875%, 01/15/30	9,606,690
4,500,000	Lyft, Inc.*µ 0.000%, 09/15/30	5,253,480
4,250,000	MakeMyTrip Ltd.* 0.000%, 07/01/30	4,098,488
17,500,000	Snap, Inc.µ 0.500%, 05/01/30	15,205,225

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
15,500,000	Uber Technologies, Inc.µ 0.875%, 12/01/28	$22,645,810
10,425,000	Uber Technologies, Inc. (Aurora Innovation, Inc.)*µ§ 0.000%, 05/15/28	11,040,179
		113,657,799
	Consumer Discretionary (8.1%)
12,250,000	Alibaba Group Holding Ltd. 0.500%, 06/01/31	21,661,675
12,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	11,142,875
4,500,000	Etsy, Inc.*µ 1.000%, 06/15/30	4,803,255
3,750,000	Lucid Group, Inc.*µ 5.000%, 04/01/30	3,034,950
11,000,000	Marriott Vacations Worldwide Corp.µ 3.250%, 12/15/27	10,496,420
4,500,000	NCL Corp. Ltd.*µ 0.750%, 09/15/30	4,327,155
12,250,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	12,005,857
3,750,000	Wayfair, Inc. 3.500%, 11/15/28	8,834,588
		76,306,775
	Consumer Staples (2.2%)
4,750,000	Alnylam Pharmaceuticals, Inc.*µ 0.000%, 09/15/28	4,753,372
5,183,000	Enovis Corp. 3.875%, 10/15/28	5,182,637
4,000,000	Jazz Investments I Ltd.µ 3.125%, 09/15/30	4,877,800
1,925,000	KalVista Pharmaceuticals, Inc.* 3.250%, 10/01/31	1,963,847
4,250,000	Oddity Finance LLC*µ 0.000%, 06/15/30	3,762,823
		20,540,479
	Energy (0.7%)
2,517,000	Kosmos Energy Ltd. 3.125%, 03/15/30	1,578,990
515,000	Nabors Industries, Inc. 1.750%, 06/15/29	402,261
4,500,000	Northern Oil & Gas, Inc.µ 3.625%, 04/15/29	4,369,320
10,545,000	SunEdison, Inc.@ 0.000%, 01/15/20*	42,180
1,027,000	0.000%, 10/01/18	4,108
		6,396,859
	Financials (5.8%)
4,500,000	Affirm Holdings, Inc.*µ 0.750%, 12/15/29	4,902,885
PRINCIPAL AMOUNT		VALUE
8,000,000	Barclays Bank PLC (Microsoft Corp.)§ 1.000%, 02/16/29	$9,073,840
6,750,000	Cipher Mining, Inc.* 0.000%, 10/01/31	9,602,888
11,750,000	Coinbase Global, Inc.* 0.000%, 10/01/32	13,158,003
5,333,000	Galaxy Digital Holdings LP* 0.500%, 05/01/31	5,267,937
3,231,000	IREN Ltd.* 0.000%, 07/01/31	3,421,629
1,275,000	Terawulf, Inc.* 0.000%, 05/01/32	1,321,907
4,000,000	Upstart Holdings, Inc.* 0.000%, 02/15/32	3,406,800
4,500,000	WisdomTree, Inc.* 4.625%, 08/15/30	4,621,680
		54,777,569
	Health Care (6.1%)
8,750,000	Alphatec Holdings, Inc.* 0.750%, 03/15/30	12,472,600
6,250,000	Exact Sciences Corp.*µ 2.000%, 03/01/30	7,013,187
4,500,000	Haemonetics Corp.µ 2.500%, 06/01/29	4,211,280
8,500,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	9,417,490
4,500,000	Ionis Pharmaceuticals, Inc.^ 1.750%, 06/15/28	6,850,395
2,405,000	Jazz Investments I Ltd. 2.000%, 06/15/26	2,581,046
3,040,000	Lantheus Holdings, Inc.µ 2.625%, 12/15/27	3,373,245
4,500,000	Ligand Pharmaceuticals, Inc.* 0.750%, 10/01/30	5,278,950
3,250,000	Merit Medical Systems, Inc.* 3.000%, 02/01/29	3,933,930
2,000,000	Tempus AI, Inc.*^ 0.750%, 07/15/30	2,722,260
		57,854,383
	Industrials (5.2%)
8,000,000	AeroVironment, Inc. 0.000%, 07/15/30	11,206,000
1,500,000	Axon Enterprise, Inc. 0.500%, 12/15/27	4,806,480
3,443,000	Bloom Energy Corp. 0.000%, 11/15/30*††	3,499,500
2,500,000	3.000%, 06/01/28	17,638,525
5,500,000	Fluor Corp.^ 1.125%, 08/15/29	7,094,615
4,500,000	Tetra Tech, Inc. 2.250%, 08/15/28	4,806,135
		49,051,255

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Information Technology (42.3%)
7,000,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	$11,187,330
4,750,000	Akamai Technologies, Inc.µ 0.375%, 09/01/27	4,577,290
3,500,000	Alignment Healthcare, Inc.* 4.250%, 11/15/29	4,870,320
3,750,000	Alkami Technology, Inc.* 1.500%, 03/15/30	3,712,088
9,250,000	Bill Holdings, Inc.*µ 0.000%, 04/01/30	8,207,803
11,078,000	Cloudflare, Inc.*µ 0.000%, 06/15/30	13,829,775
4,500,000	Commvault Systems, Inc.*µ 0.000%, 09/15/30	4,114,530
4,250,000	Core Scientific, Inc.* 0.000%, 06/15/31	5,444,293
1,500,000	3.000%, 09/01/29	3,196,200
17,500,000	CyberArk Software Ltd.* 0.000%, 06/15/30	20,451,375
9,500,000	Datadog, Inc.*µ 0.000%, 12/01/29	10,085,295
9,000,000	Guidewire Software, Inc.*^ 1.250%, 11/01/29	10,656,630
3,000,000	IREN Ltd.* 3.250%, 06/15/30	11,212,950
4,000,000	Itron, Inc. 1.375%, 07/15/30	4,125,440
16,250,000	Lumentum Holdings, Inc.*µ 0.375%, 03/15/32	21,516,462
8,500,000	MACOM Technology Solutions Holdings, Inc.* 0.000%, 12/15/29	9,461,265
5,000,000	MARA Holdings, Inc.*^ 0.000%, 08/01/32	5,481,650
8,000,000	Mirion Technologies, Inc.*^ 0.250%, 06/01/30	11,550,960
17,250,000	MKS, Inc.µ 1.250%, 06/01/30	20,685,682
9,250,000	Nebius Group NV* 1.000%, 09/15/30	11,807,625
4,500,000	Nutanix, Inc.*µ 0.500%, 12/15/29	4,965,210
18,500,000	ON Semiconductor Corp.µ 0.500%, 03/01/29	17,187,055
4,750,000	Parsons Corp.^ 2.625%, 03/01/29	5,417,565
2,750,000	Planet Labs PBC* 0.500%, 10/15/30	3,840,320
8,250,000	Rapid7, Inc. 1.250%, 03/15/29	7,434,405
2,750,000	Riot Platforms, Inc.* 0.750%, 01/15/30	4,300,175
PRINCIPAL AMOUNT		VALUE
4,559,000	Rubrik, Inc.*µ 0.000%, 06/15/30	$4,425,604
5,750,000	Seagate HDD Caymanµ 3.500%, 06/01/28	18,005,780
15,750,000	Shift4 Payments, Inc.µ 0.500%, 08/01/27	15,513,907
9,750,000	Snowflake, Inc.µ 0.000%, 10/01/29	17,966,910
7,000,000	Spotify USA, Inc. 0.000%, 03/15/26	9,048,200
18,750,000	Strategy, Inc.*µ 0.000%, 03/01/30	18,481,312
13,500,000	0.000%, 12/01/29	11,792,925
3,750,000	Super Micro Computer, Inc.* 0.000%, 06/15/30^	4,418,325
2,500,000	2.250%, 07/15/28µ	2,950,175
7,000,000	Terawulf, Inc.* 1.000%, 09/01/31	10,396,400
4,500,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	4,705,560
4,500,000	Varonis Systems, Inc.^ 1.000%, 09/15/29	4,211,820
5,750,000	Western Digital Corp. 3.000%, 11/15/28	23,098,900
4,250,000	Workiva, Inc. 1.250%, 08/15/28	4,232,788
9,750,000	Zscaler, Inc.*µ 0.000%, 07/15/28	10,067,947
		398,636,246
	Materials (2.9%)
6,750,000	Centrus Energy Corp.* 0.000%, 08/15/32	11,925,090
5,750,000	Energy Fuels, Inc.* 0.750%, 11/01/31	7,424,055
2,750,000	MP Materials Corp.* 3.000%, 03/01/30	8,343,802
		27,692,947
	Other (0.5%)
4,750,000	Repligen Corp.µ 1.000%, 12/15/28	5,033,718
	Real Estate (1.0%)
9,000,000	Digital Realty Trust LP*^ 1.875%, 11/15/29	9,513,630
	Utilities (6.5%)
9,250,000	CMS Energy Corp. 3.375%, 05/01/28	10,198,032
8,000,000	Duke Energy Corp. 4.125%, 04/15/26	8,620,320
5,500,000	NextEra Energy Capital Holdings, Inc. 3.000%, 03/01/27	6,899,035

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
16,500,000	PPL Capital Funding, Inc.µ 2.875%, 03/15/28	$18,730,470
14,750,000	Southern Co.µ 4.500%, 06/15/27	16,372,205
		60,820,062
	TOTAL CONVERTIBLE BONDS (Cost $810,149,744)	880,281,722
BANK LOANS (6.1%)¡
	Airlines (0.1%)
689,500	Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	692,000
570,360	United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	572,652
		1,264,652
	Communication Services (0.8%)
530,000	Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	529,528
400,117	Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	320,843
44,778	Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	44,162
494,955	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	495,844
489,198	Clear Channel Outdoor Holdings, Inc.‡ 2024 Term Loan, 8.079%, 08/23/28 1 mo. USD Term SOFR + 4.00%	490,741
936,879	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	884,775
388,846	DirecTV Financing LLC‡ 2024 Term Loan, 9.352%, 08/02/29 3 mo. USD Term SOFR + 5.25%	389,982
87,066	DirecTV Financing LLC‡ Term Loan, 9.102%, 08/02/27 3 mo. USD Term SOFR + 5.00%	87,278
20,827	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	20,868
1,050,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	1,050,000
522,375	Sinclair Television Group, Inc.‡ 2025 Term Loan B6, 7.402%, 12/31/29 3 mo. USD Term SOFR + 3.30%	477,485
PRINCIPAL AMOUNT		VALUE
1,297,545	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	$1,258,619
1,060,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	1,057,795
		7,107,920
	Consumer Discretionary (1.2%)
592,025	American Airlines, Inc.‡ 2025 Term Loan B, 7.134%, 05/28/32 3 mo. USD Term SOFR + 3.25%	594,985
569,140	American Airlines, Inc.‡ 2025 Term Loan, 6.134%, 04/20/28 3 mo. USD Term SOFR + 2.25%	570,435
1,050,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	1,056,998
550,000	Boots Group Bidco Ltd.‡ USD Term Loan, 7.705%, 08/30/32 3 mo. USD Term SOFR + 3.50%	553,094
614,705	Caesars Entertainment, Inc.‡ Term Loan B, 6.215%, 02/06/30 1 mo. USD Term SOFR + 2.25%	611,696
650,088	Chinos Intermediate Holdings A, Inc.‡ 2024 Term Loan B, 9.840%, 09/26/31 3 mo. USD Term SOFR + 6.00%	557,287
830,000	Clarios Global LP‡ 2025 USD Term Loan B, 6.715%, 01/28/32 1 mo. USD Term SOFR + 2.75%	833,631
408,975	Flutter Financing BV‡ 2025 Term Loan B, 6.002%, 06/04/32 3 mo. USD Term SOFR + 2.00%	407,611
1,037,176	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	1,038,877
897,935	Light & Wonder International, Inc.‡ 2024 Term Loan B2, 6.287%, 04/14/29 1 mo. USD Term SOFR + 2.25%	901,863
439,438	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	445,662
525,000	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	518,437
1,034,250	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	1,036,277
1,045,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	1,043,480
1,031,079	Windsor Holdings III LLC‡ 2025 USD Term Loan B, 6.727%, 08/01/30 1 mo. USD Term SOFR + 2.75%	1,031,940
		11,202,273
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (1.1%)
1,166,700	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	$1,177,877
538,650	Avis Budget Car Rental LLC‡ 2025 Term Loan B, 6.465%, 07/16/32 1 mo. USD Term SOFR + 2.50%	533,040
782,100	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	751,207
738,150	Bausch & Lomb Corp.‡ 2025 Term Loan B, 8.215%, 01/15/31 1 mo. USD Term SOFR + 4.25%	743,686
1,835,400	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	1,827,379
92,683	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	92,819
1,050,000	Opal Bidco SAS‡ USD 1st Lien Term Loan B, 6.838%, 04/28/32 3 mo. USD Term SOFR + 3.00%	1,055,744
1,281,737	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	1,285,454
1,042,388	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	1,045,572
501,274	United Natural Foods, Inc.‡ 2024 Term Loan, 8.715%, 05/01/31 1 mo. USD Term SOFR + 4.75%	505,033
1,054,673	Veritiv Corp.‡ Term Loan B, 8.002%, 12/02/30 3 mo. USD Term SOFR + 4.00%	1,015,698
		10,033,509
	Energy (0.2%)
780,826	New Fortress Energy, Inc.‡ 2025 Incremental Term Loan B, 9.570%, 10/30/28 3 mo. USD Term SOFR + 5.50%	359,180
1,524,526	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	1,529,291
		1,888,471
	Financials (0.8%)
788,025	Acrisure LLC‡ 2025 Term Loan B, 7.215%, 06/21/32 1 mo. USD Term SOFR + 3.25%	789,916
1,555,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	1,559,214
PRINCIPAL AMOUNT		VALUE
768,363	Amynta Agency Borrower, Inc.‡ 2025 Term Loan B, 6.715%, 12/29/31 1 mo. USD Term SOFR + 2.75%	$770,522
666,331	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	668,636
1,305,138	Dragon Buyer, Inc.‡ Term Loan B, 6.752%, 09/30/31 3 mo. USD Term SOFR + 2.75%	1,310,685
926,836	HUB International Ltd.‡ 2025 Term Loan B, 6.120%, 06/20/30 3 mo. USD Term SOFR + 2.25%	930,928
771,263	Iron Mountain, Inc.‡ 2023 Term Loan B, 5.965%, 01/31/31 1 mo. USD Term SOFR + 2.00%	772,790
730,931	Jazz Financing Lux SARL‡ 2024 1st Lien Term Loan B2, 6.215%, 05/05/28 1 mo. USD Term SOFR + 2.25%	733,519
		7,536,210
	Health Care (0.1%)
1,139,654	Padagis LLC‡ Term Loan B, 8.949%, 07/06/28 3 mo. USD Term SOFR + 4.75%	994,348
	Industrials (0.9%)
1,022,708	ACProducts, Inc.‡ 2021 Term Loan B, 8.513%, 05/17/28 3 mo. USD Term SOFR + 4.25%	896,573
696,700	Blackfin Pipeline LLC! Term Loan B, 0.000%, 09/29/32	697,355
348,300	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	348,627
768,075	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	771,435
403,071	Coherent Corp.‡ 2025 Term Loan B2, 5.715%, 07/02/29 1 mo. USD Term SOFR + 1.75%	404,204
1,415,926	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	1,412,761
1,036,901	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	1,039,820
1,044,750	Quikrete Holdings, Inc.‡ 2025 Term Loan B, 6.215%, 02/10/32 1 mo. USD Term SOFR + 2.25%	1,047,200
2,085,933	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	2,091,117
		8,709,092

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Information Technology (0.6%)
1,389,401	Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	$1,381,884
1,052,258	Camelot U.S. Acquisition LLC‡ 2024 Term Loan B, 6.715%, 01/31/31 1 mo. USD Term SOFR + 2.75%	1,034,833
1,567,115	Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	1,563,056
843,450	SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	846,263
504,900	UKG, Inc.‡ 2024 Term Loan B, 6.338%, 02/10/31 3 mo. USD Term SOFR + 2.50%	505,412
		5,331,448
	Materials (0.2%)
1,625,704	Ineos U.S. Finance LLC‡ 2023 USD Term Loan B, 7.215%, 02/18/30 1 mo. USD Term SOFR + 3.25%	1,400,397
550,000	Qnity Electronics, Inc.! Term Loan B, 0.000%, 08/12/32	551,034
766,396	Trinseo Materials Operating SCA‡ 2021 Term Loan B2, 6.961%, 05/03/28 3 mo. USD Term SOFR + 2.50%	145,056
		2,096,487
	Other (0.1%)
530,000	Windstream Services LLC‡ 2024 Term Loan B, 8.815%, 10/01/31 1 mo. USD Term SOFR + 4.75%	528,675
	Special Purpose Acquisition Company (0.0%)
431,067	Clydesdale Acquisition Holdings, Inc.‡ Term Loan B, 7.140%, 04/13/29 1 mo. USD Term SOFR + 3.18%	431,295
	TOTAL BANK LOANS (Cost $58,561,094)	57,124,380
U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
	Other (0.1%)
650,000	Farm Credit Bank of Texas‡ 7.000%, 09/15/30 (Cost $655,397)	680,019
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.5%)
	Communication Services (0.0%)
21,970	Altice USA, Inc. - Class A^#	$48,993
17,927	Audacy, Inc.#	134,452
7,383	Cumulus Media, Inc. - Class A#	997
		184,442
	Consumer Discretionary (0.0%)
1,568	Rite Aid Corp.#	1,568
	Energy (0.2%)
4,350	Cheniere Energy Partners LP	226,940
61,575	Energy Transfer LP	1,036,307
28,485	Enterprise Products Partners LP	877,053
7,238	EP Energy Corp.#	11,762
		2,152,062
	Information Technology (0.3%)
121,382	Wolfspeed, Inc.#	3,194,774
	Utilities (1.0%)
110,677	NextEra Energy, Inc.µ	9,009,108
	TOTAL COMMON STOCKS (Cost $22,217,582)	14,541,954
CONVERTIBLE PREFERRED STOCKS (10.1%)
	Financials (3.6%)
89,885	Apollo Global Management, Inc. 6.750%, 07/31/26	5,873,086
177,785	ARES Management Corp. 6.750%, 10/01/27	8,407,453
8,775	Bank of America Corp.^‡‡ 7.250%	11,065,275
165,210	KKR & Co., Inc. 6.250%, 03/01/28	8,098,594
		33,444,408
	Industrials (3.4%)
433,055	Boeing Co. 6.000%, 10/15/27	28,027,320
87,620	QXO, Inc. 5.500%, 05/15/28	4,473,001
		32,500,321
	Information Technology (1.9%)
159,525	Hewlett Packard Enterprise Co. 7.625%, 09/01/27	10,780,699
128,395	Microchip Technology, Inc.^ 7.500%, 03/15/28	7,434,071
		18,214,770
	Materials (0.7%)
143,115	Albemarle Corp. 7.250%, 03/01/27	6,329,976

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES		VALUE
	Utilities (0.5%)
91,805	NextEra Energy, Inc.^ 7.299%, 06/01/27	$4,822,517
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $99,528,011)	95,311,992
PREFERRED STOCKS (0.1%)
	Communication Services (0.1%)
27,800	Qwest Corp. 6.500%, 09/01/56	549,050
8,665	T-Mobile USA, Inc.µ 6.250%, 09/01/69	216,365
7,072	5.500%, 03/01/70	164,141
808	5.500%, 06/01/70	18,633
8,366	Telephone & Data Systems, Inc. 6.625%, 03/31/26	168,491
	TOTAL PREFERRED STOCKS (Cost $1,008,244)	1,116,680
WARRANTS (0.0%)#
	Communication Services (0.0%)
3,271	Audacy Capital Corp. 09/30/28, Strike $1.00	—
545	Audacy Capital Corp. 09/30/28, Strike $1.00	—
		—
	Energy (0.0%)
52,447	Mcdermott International Ltd. 06/30/27, Strike $15.98	5
47,202	Mcdermott International Ltd. 06/30/27, Strike $12.33	5
		10
	TOTAL WARRANTS (Cost $20,125)	10
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (0.0%)#
	Other (0.0%)
670	SPDR® S&P 500® ETF Trust
45,698,020	Put, 11/28/25, Strike $550.00	$21,105
	Information Technology (0.0%)
75	Microsoft Corp.
3,883,575	Call, 05/15/26, Strike $540.00	264,375
	TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $1,271,425)	285,480
	TOTAL INVESTMENTS (146.4%) (Cost $1,333,547,678)	1,380,181,999
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.3%)		(144,500,000)
LIABILITIES, LESS OTHER ASSETS (-31.1%)		(293,368,548)
NET ASSETS (100.0%)		$942,313,451

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $414,016,698.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	12/01/2024	$108,875
TOTAL		$108,875

††  When-issued security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

‡‡  Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2025

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$826,117	$—	$826,117
Corporate Bonds	—	330,013,645	—	330,013,645
Convertible Bonds	—	880,281,722	—	880,281,722
Bank Loans	—	57,124,380	—	57,124,380
U.S. Government and Agency Security	—	680,019	—	680,019
Common Stocks	14,394,172	147,782	—	14,541,954
Convertible Preferred Stocks	95,311,992	—	—	95,311,992
Preferred Stocks	1,116,680	—	—	1,116,680
Warrants	—	10	—	10
Exchange-Traded Purchased Options	285,480	—	—	285,480
Total	$111,108,324	$1,269,073,675	$—	$1,380,181,999

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
955,000	SVC ABS LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $914,490)	$928,167
CORPORATE BONDS (12.1%)
	Airlines (0.1%)
851,282	Alaska Airlines Pass-Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	854,585
1,042,440	American Airlines Pass-Through Trust Series 2021-1, Class B 3.950%, 01/11/32	997,376
899,926	British Airways Pass-Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	869,293
1,068,379	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	1,075,804
		3,797,058
	Communication Services (1.0%)
925,000	Altice France SA* 6.875%, 07/15/32	889,452
1,415,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,389,459
615,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	646,672
1,070,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	1,072,782
666,000	Clear Channel Outdoor Holdings, Inc.* 7.500%, 03/15/33	697,542
600,000	7.875%, 04/01/30	629,532
2,000,000	CSC Holdings LLC* 4.625%, 12/01/30	716,180
1,960,000	4.500%, 11/15/31	1,203,205
454,000	Directv Financing LLC* 8.875%, 02/01/30	451,930
429,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	429,056
1,795,000	Frontier California, Inc. 6.750%, 05/15/27	1,831,618
298,000	Frontier Communications Holdings LLC* 8.750%, 05/15/30	311,759
1,933,000	Frontier Florida LLC 6.860%, 02/01/28	2,011,596
1,785,000	Frontier North, Inc. 6.730%, 02/15/28	1,847,332
1,030,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc.* 3.500%, 03/01/29	982,301
PRINCIPAL AMOUNT		VALUE
605,000	Gray Media, Inc.* 7.250%, 08/15/33	$593,445
600,000	5.375%, 11/15/31	417,612
1,210,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,190,519
600,000	iHeartCommunications, Inc.* 10.875%, 05/01/30	432,744
400,500	7.750%, 08/15/30	337,033
303,000	Level 3 Financing, Inc.* 7.000%, 03/31/34	311,548
900,000	Lumen Technologies, Inc. 7.600%, 09/15/39	894,825
885,000	10.000%, 10/15/32*	895,434
1,160,000	Paramount Global 4.900%, 08/15/44	919,590
286,000	6.375%, 03/30/62‡ 5 yr. CMT + 4.00%	282,165
1,215,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	1,301,459
840,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	879,942
155,000	5.250%, 03/15/82* 5 yr. CMT + 3.59%	154,481
591,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	534,731
295,000	5.375%, 01/15/31	205,535
605,000	Sinclair Television Group, Inc.* 8.125%, 02/15/33	617,608
1,498,000	Sirius XM Radio LLC* 3.875%, 09/01/31^	1,359,929
895,000	5.500%, 07/01/29^	896,387
585,000	3.125%, 09/01/26	580,425
466,000	T-Mobile USA, Inc.^ 6.700%, 12/15/33	521,365
680,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	703,426
80,000	7.000%, 10/15/55 5 yr. CMT + 2.71%	85,209
900,000	Time Warner Cable LLC 6.550%, 05/01/37	922,644
480,000	7.300%, 07/01/38	518,088
605,000	Univision Communications, Inc.* 8.500%, 07/31/31	620,071
601,000	8.000%, 08/15/28	619,306
76,000	Versant Media Group, Inc.* 7.250%, 01/30/31	77,542
125,000	Vodafone Group PLC‡ 7.000%, 04/04/79 5 yr. USD Swap + 4.87%	132,101
615,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	493,845
310,000	4.279%, 03/15/32	284,481
		32,893,906

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (2.6%)
1,800,000	Adams Homes, Inc.* 9.250%, 10/15/28	$1,871,514
1,010,000	Adient Global Holdings Ltd.* 8.250%, 04/15/31^	1,055,511
605,000	7.500%, 02/15/33	625,818
538,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	544,876
303,000	7.375%, 08/01/33	307,036
1,210,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	1,214,997
605,000	7.750%, 10/15/33	606,216
2,105,000	Aptiv Swiss Holdings Ltd.‡ 6.875%, 12/15/54 5 yr. CMT + 3.39%	2,152,699
1,043,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	990,589
605,000	6.875%, 08/01/33	606,815
1,577,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,611,978
1,075,000	6.625%, 10/01/30*	1,105,046
875,000	6.875%, 11/01/35	915,294
700,000	Brightstar Lottery PLC* 5.250%, 01/15/29	698,614
1,040,000	Caesars Entertainment, Inc.*^ 6.000%, 10/15/32	992,898
728,000	4.625%, 10/15/29	685,536
1,210,000	Carnival Corp.* 6.125%, 02/15/33	1,248,551
601,000	4.000%, 08/01/28	591,522
2,650,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30	2,518,507
2,430,000	5.125%, 05/01/27	2,417,364
2,110,000	4.500%, 08/15/30	1,975,762
1,370,000	6.375%, 09/01/29	1,385,303
1,198,000	4.250%, 02/01/31	1,086,083
620,000	5.000%, 02/01/28	614,067
596,000	4.750%, 02/01/32^	540,053
1,210,000	Century Communities, Inc.* 6.625%, 09/15/33	1,207,943
600,000	Churchill Downs, Inc.* 6.750%, 05/01/31	615,018
596,000	5.750%, 04/01/30	597,913
907,000	Clarios Global LP/Clarios U.S. Finance Co.* 6.750%, 09/15/32	932,378
1,201,000	Dana, Inc. 4.500%, 02/15/32^	1,176,295
985,000	4.250%, 09/01/30	971,998
588,000	DISH DBS Corp. 5.125%, 06/01/29	508,591
443,000	7.375%, 07/01/28	414,307
1,200,000	DISH Network Corp.* 11.750%, 11/15/27	1,263,540
PRINCIPAL AMOUNT		VALUE
1,675,000	Empire Resorts, Inc.* 7.750%, 11/01/26	$1,665,335
800,000	Flutter Treasury DAC* 5.875%, 06/04/31	811,048
1,240,000	Ford Motor Co.^ 6.100%, 08/19/32	1,274,236
1,885,000	Ford Motor Credit Co. LLC 4.000%, 11/13/30	1,770,260
1,555,000	7.200%, 06/10/30^	1,665,296
600,000	General Motors Co. 5.200%, 04/01/45	545,220
310,000	General Motors Financial Co., Inc.‡ 5.700%, 09/30/30^ 5 yr. CMT + 5.00%	311,141
155,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	154,874
1,210,000	goeasy Ltd.* 6.875%, 02/15/31	1,183,283
1,079,000	7.625%, 07/01/29	1,088,679
925,000	9.250%, 12/01/28	959,382
1,800,000	Goodyear Tire & Rubber Co. 5.625%, 04/30/33^	1,627,740
635,000	5.250%, 07/15/31	578,707
775,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	792,655
511,000	4.000%, 08/15/28	496,319
811,387	Guitar Center, Inc. 11.000%, 08/19/32	243,416
238,985	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	241,973
754,000	Kohl's Corp. 5.550%, 07/17/45	489,670
1,175,000	Liberty Interactive LLC 8.250%, 02/01/30	101,732
1,210,000	Life Time, Inc.* 6.000%, 11/15/31	1,226,843
907,000	Light & Wonder International, Inc.* 6.250%, 10/01/33	904,415
1,200,000	Lindblad Expeditions LLC* 7.000%, 09/15/30	1,223,148
600,000	Lithia Motors, Inc.* 5.500%, 10/01/30	601,494
780,000	M/I Homes, Inc. 3.950%, 02/15/30	743,480
325,000	4.950%, 02/01/28	324,080
1,515,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	1,095,921
782,000	6.700%, 07/15/34*	737,223
2,350,000	MGM Resorts International^ 6.500%, 04/15/32	2,388,046
1,518,000	Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,474,676

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
681,000	NCL Corp. Ltd.* 6.250%, 09/15/33	$688,457
610,000	5.875%, 01/15/31	610,311
615,000	Newell Brands, Inc. 6.375%, 05/15/30^	585,093
605,000	8.500%, 06/01/28*	622,878
605,000	6.625%, 05/15/32^	571,876
1,210,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	1,200,199
1,028,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,012,076
605,000	6.375%, 11/01/32	616,816
1,370,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	1,277,169
750,000	PetSmart LLC/PetSmart Finance Corp.* 7.500%, 09/15/32	750,870
1,670,000	Premier Entertainment Sub LLC/ Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,001,900
600,000	QVC, Inc. 5.450%, 08/15/34	266,838
600,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	627,888
1,974,000	Rite Aid Corp. 0.000%, 11/15/26*@	2
667,381	15.000%, 08/30/31@	3,337
358,947	0.000%, 10/18/25*	—
129,731	0.000%, 08/30/31*@!!	9,730
122,236	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
1,210,000	Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.* 6.625%, 02/01/33	1,223,830
1,210,000	Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.* 6.250%, 10/15/30	1,219,741
686,250	Saks Global Enterprises LLC* 11.000%, 12/15/29	250,537
295,295	SGUS LLC* 11.000%, 12/15/29	256,003
1,065,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed* 4.625%, 03/01/29	1,021,505
1,800,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	1,804,716
900,000	Six Flags Entertainment Corp./ Canada's Wonderland Co./Magnum Management Corp. 5.250%, 07/15/29	866,079
748,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	728,313
837,000	Speedway Motorsports LLC/Speedway Funding II, Inc.* 4.875%, 11/01/27	832,915
PRINCIPAL AMOUNT		VALUE
920,000	Staples, Inc.* 10.750%, 09/01/29	$898,380
1,270,000	Station Casinos LLC* 4.500%, 02/15/28	1,250,696
1,200,000	STL Holding Co. LLC* 8.750%, 02/15/29	1,259,028
300,000	Viking Cruises Ltd.* 9.125%, 07/15/31	321,636
605,000	Voyager Parent LLC* 9.250%, 07/01/32	635,413
1,210,000	Whirlpool Corp. 6.500%, 06/15/33	1,181,601
600,000	William Carter Co.*†† 7.375%, 02/15/31	598,236
1,225,000	ZF North America Capital, Inc.* 7.500%, 03/24/31	1,172,644
		88,137,637
	Consumer Staples (0.6%)
1,925,000	Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC* 4.625%, 01/15/27	1,921,342
900,000	5.875%, 02/15/28	901,431
305,000	6.250%, 03/15/33	313,991
151,000	5.750%, 03/31/34††	151,702
151,000	5.500%, 03/31/31††	152,231
1,225,000	Amneal Pharmaceuticals LLC* 6.875%, 08/01/32	1,284,461
600,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.* 8.375%, 06/15/32	616,170
600,000	Brink's Co.* 6.750%, 06/15/32	623,826
600,000	6.500%, 06/15/29	618,570
1,358,000	Central Garden & Pet Co.* 4.125%, 04/30/31	1,273,519
1,349,000	Edgewell Personal Care Co.* 4.125%, 04/01/29	1,282,764
1,336,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,283,509
320,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL 5.750%, 04/01/33	333,594
290,000	Land O' Lakes, Inc.* 7.000%, 09/18/28	250,824
1,007,605	MPH Acquisition Holdings LLC* 6.750%, 03/31/31 0.750% PIK Rate	865,744
490,730	5.750%, 12/31/30	446,025
751,000	New Albertsons LP 7.750%, 06/15/26	765,044
1,192,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,163,833
303,000	6.125%, 09/15/32	311,336

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
900,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	$871,758
1,200,000	Post Holdings, Inc.* 6.250%, 02/15/32	1,234,644
1,053,000	6.375%, 03/01/33	1,070,311
1,124,000	Prestige Brands, Inc.* 3.750%, 04/01/31	1,044,320
910,000	RR Donnelley & Sons Co.* 9.500%, 08/01/29	933,769
1,015,000	United Natural Foods, Inc.* 6.750%, 10/15/28	1,016,025
		20,730,743
	Energy (1.7%)
1,210,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp.* 6.625%, 10/15/32	1,234,623
605,000	6.625%, 07/15/33	615,739
903,000	Buckeye Partners LP 6.750%, 02/01/30*	944,773
600,000	5.850%, 11/15/43	563,940
452,000	6.875%, 07/01/29*	469,727
1,166,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,199,009
611,000	9.625%, 06/15/33	655,365
900,000	Continental Resources, Inc. 4.900%, 06/01/44	729,108
902,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 yr. CMT + 3.12%	960,152
760,000	7.200%, 06/27/54 5 yr. CMT + 2.97%	813,922
395,000	5.750%, 07/15/80 5 yr. CMT + 5.31%	399,227
350,000	7.375%, 01/15/83 5 yr. CMT + 3.71%	361,750
1,110,000	Energy Transfer LP‡ 7.133%, 11/01/66^ 3 mo. USD Term SOFR + 3.28%	1,109,600
1,015,000	6.500%, 11/15/26 5 yr. CMT + 5.69%	1,021,049
765,000	7.125%, 10/01/54 5 yr. CMT + 2.83%	792,418
155,000	8.000%, 05/15/54 5 yr. CMT + 4.02%	165,577
80,000	Enterprise Products Operating LLC‡ 5.250%, 08/16/77 3 mo. USD Term SOFR + 3.29%	79,939
75,000	7.433%, 08/16/77 3 mo. USD Term SOFR + 3.25%	75,012
885,000	Genesis Energy LP/Genesis Energy Finance Corp. 8.875%, 04/15/30	935,427
605,000	8.000%, 05/15/33	626,713
1,700,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	1,738,386
PRINCIPAL AMOUNT		VALUE
1,200,000	Howard Midstream Energy Partners LLC* 7.375%, 07/15/32	$1,259,460
1,210,000	Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.* 6.875%, 12/01/32	1,231,284
1,207,000	Matador Resources Co.* 6.500%, 04/15/32	1,219,505
1,287,000	Nabors Industries, Inc.* 9.125%, 01/31/30	1,353,152
910,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	141,077
1,255,000	Oceaneering International, Inc. 6.000%, 02/01/28	1,263,697
745,000	ONEOK, Inc.* 6.500%, 09/01/30	797,366
1,815,000	Parkland Corp.* 6.625%, 08/15/32	1,849,739
1,155,000	Permian Resources Operating LLC* 7.000%, 01/15/32	1,199,121
303,000	6.250%, 02/01/33	308,675
690,000	Phillips 66 Co.‡ 5.875%, 03/15/56 5 yr. CMT + 2.28%	686,819
160,000	6.200%, 03/15/56 5 yr. CMT + 2.17%	161,872
1,390,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	1,392,822
1,450,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	1,512,553
85,000	7.500%, 03/01/55 5 yr. CMT + 3.67%	91,010
1,658,000	Summit Midstream Holdings LLC* 8.625%, 10/31/29	1,688,557
1,210,000	Sunoco LP* 6.250%, 07/01/33	1,238,036
1,130,000	7.875%, 09/18/30‡ 5 yr. CMT + 4.23%	1,150,035
1,210,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.* 6.750%, 03/15/34	1,201,832
1,970,000	TGNR Intermediate Holdings LLC* 5.500%, 10/15/29	1,910,782
1,830,000	Transocean International Ltd.* 8.250%, 05/15/29	1,842,133
907,000	7.875%, 10/15/32	934,899
300,000	Venture Global Calcasieu Pass LLC* 4.125%, 08/15/31	277,620
300,000	3.875%, 08/15/29	284,328
3,035,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 yr. CMT + 5.44%	2,839,212
1,505,000	8.375%, 06/01/31	1,545,981

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
900,000	8.125%, 06/01/28	$927,702
635,000	7.000%, 01/15/30^	643,141
600,000	9.875%, 02/01/32	641,148
600,000	9.500%, 02/01/29	646,452
1,210,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	1,268,044
151,000	6.750%, 01/15/36	160,048
1,210,000	Vital Energy, Inc. 9.750%, 10/15/30	1,246,360
1,200,000	VOC Escrow Ltd.* 5.000%, 02/15/28	1,198,680
1,215,000	WBI Operating LLC* 6.500%, 10/15/33	1,215,219
605,000	6.250%, 10/15/30	604,117
1,210,000	Weatherford International Ltd.* 6.750%, 10/15/33	1,237,406
1,671,000	Wildfire Intermediate Holdings LLC* 7.500%, 10/15/29	1,671,869
		56,333,209
	Financials (2.2%)
1,002,000	Acrisure LLC/Acrisure Finance, Inc.* 8.250%, 02/01/29	1,044,755
1,300,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust‡ 6.950%, 03/10/55^ 5 yr. CMT + 2.72%	1,369,602
170,000	6.500%, 01/31/56 5 yr. CMT + 2.44%	175,860
255,000	Aircastle Ltd.*‡^ 5.250%, 06/15/26 5 yr. CMT + 4.41%	254,197
1,210,000	Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer* 7.375%, 10/01/32	1,251,297
1,210,000	6.500%, 10/01/31	1,243,263
200,000	Allianz SE*‡ 5.600%, 09/03/54 5 yr. CMT + 2.77%	206,170
140,000	Allstate Corp.‡ 7.411%, 08/15/53 3 mo. USD Term SOFR + 3.20%	140,532
2,082,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	2,042,963
850,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	792,362
165,000	American Express Co.‡ 3.550%, 09/15/26 5 yr. CMT + 2.85%	162,266
1,265,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,222,939
610,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.* 7.500%, 07/15/33	629,795
PRINCIPAL AMOUNT		VALUE
550,000	ARES Finance Co. III LLC*‡ 4.125%, 06/30/51 5 yr. CMT + 3.24%	$541,816
350,000	AXIS Specialty Finance LLC‡ 4.900%, 01/15/40 5 yr. CMT + 3.19%	340,214
1,210,000	Azorra Finance Ltd.* 7.250%, 01/15/31	1,268,758
1,200,000	Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	1,233,120
325,000	Bank of America Corp.‡ 6.625%, 05/01/30 5 yr. CMT + 2.68%	337,665
304,000	6.125%, 04/27/27 5 yr. CMT + 3.23%	307,767
100,000	Beacon Funding Trust*^ 6.266%, 08/15/54	103,026
1,210,000	Blackstone Mortgage Trust, Inc.* 7.750%, 12/01/29	1,275,449
1,250,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	1,325,713
280,000	BP Capital Markets PLC‡ 4.875%, 03/22/30 5 yr. CMT + 4.40%	280,319
600,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	652,440
454,000	6.125%, 01/15/31	456,147
1,522,000	Bread Financial Holdings, Inc.*‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	1,555,514
2,079,000	Broadstreet Partners Group LLC* 5.875%, 04/15/29	2,071,599
930,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC* 4.500%, 04/01/27	916,571
1,200,000	Burford Capital Global Finance LLC* 6.875%, 04/15/30	1,194,492
573,000	Capital One Financial Corp.‡ 3.950%, 09/01/26^ 5 yr. CMT + 3.16%	563,998
275,000	5.500%, 10/30/27 3 mo. USD Term SOFR + 3.34%	275,704
147,000	Charles Schwab Corp.‡ 4.000%, 12/01/30 10 yr. CMT + 3.08%	137,995
135,000	4.000%, 06/01/26 5 yr. CMT + 3.17%	133,762
780,000	Citigroup, Inc.‡ 6.875%, 08/15/30	803,018
509,000	3.875%, 02/18/26 5 yr. CMT + 3.42%	506,170
170,000	6.950%, 02/15/30 5 yr. CMT + 2.73%	174,956

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
155,000	7.200%, 05/15/29 5 yr. CMT + 2.91%	$160,623
150,000	7.625%, 11/15/28 5 yr. CMT + 3.21%	157,179
150,000	4.000%, 12/10/25 5 yr. CMT + 3.60%	149,808
450,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 yr. CMT + 3.22%	443,331
1,340,000	Corebridge Financial, Inc.‡ 6.375%, 09/15/54 5 yr. CMT + 2.65%	1,382,143
145,000	6.875%, 12/15/52 5 yr. CMT + 3.85%	148,732
800,000	Credit Acceptance Corp.* 9.250%, 12/15/28	839,288
538,000	6.625%, 03/15/30	537,580
1,210,000	CrossCountry Intermediate HoldCo LLC* 6.500%, 10/01/30	1,222,838
1,205,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	1,291,242
250,000	Depository Trust & Clearing Corp.*‡ 3.375%, 06/20/26 5 yr. CMT + 2.61%	245,970
335,000	Enstar Finance LLC‡ 5.500%, 01/15/42 5 yr. CMT + 4.01%	331,288
690,000	Enstar Group Ltd.*‡ 7.500%, 04/01/45 5 yr. CMT + 3.19%	721,706
460,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	472,678
1,350,000	GGAM Finance Ltd.* 8.000%, 02/15/27	1,383,102
605,000	5.875%, 03/15/30	615,085
310,000	Goldman Sachs Group, Inc.‡ 7.186%, 02/10/26 5 yr. CMT + 2.85%	311,680
153,000	4.125%, 11/10/26 5 yr. CMT + 2.95%	150,705
149,000	7.500%, 02/10/29 5 yr. CMT + 3.16%	158,476
85,000	7.500%, 05/10/29 5 yr. CMT + 2.81%	90,280
1,785,000	HUB International Ltd.* 5.625%, 12/01/29	1,781,394
900,000	7.375%, 01/31/32	933,453
350,000	Huntington Bancshares, Inc.‡ 4.450%, 10/15/27 7 yr. CMT + 4.05%	343,966
210,000	5.625%, 07/15/30 10 yr. CMT + 4.95%	212,745
78,000	6.250%, 10/15/30 5 yr. CMT + 2.65%	77,424
PRINCIPAL AMOUNT		VALUE
1,865,000	Iron Mountain, Inc.* 5.250%, 03/15/28	$1,864,851
1,225,000	Jefferies Finance LLC/JFIN Co-Issuer Corp.* 5.000%, 08/15/28	1,160,810
775,000	6.625%, 10/15/31	764,507
630,000	JPMorgan Chase & Co.‡^ 3.650%, 06/01/26 5 yr. CMT + 2.85%	622,988
320,000	KeyCorp‡ 5.000%, 09/15/26 3 mo. USD Term SOFR + 3.87%	317,178
1,360,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.* 7.000%, 07/15/31	1,428,095
600,000	Level 3 Financing, Inc.* 3.875%, 10/15/30	540,702
620,000	Liberty Mutual Group, Inc.*‡ 4.125%, 12/15/51 5 yr. CMT + 3.32%	605,907
85,000	M&T Bank Corp.‡ 5.125%, 11/01/26 3 mo. USD Term SOFR + 3.78%	84,727
80,000	7.304%, 02/01/26 5 yr. CMT + 3.17%	80,545
1,146,000	MetLife, Inc. 6.400%, 12/15/66	1,210,405
600,000	Newmark Group, Inc. 7.500%, 01/12/29	643,002
230,000	Northern Trust Corp.‡ 4.600%, 10/01/26 3 mo. USD Term SOFR + 3.46%	229,480
605,000	OneMain Finance Corp. 6.500%, 03/15/33	604,413
600,000	7.500%, 05/15/31	627,198
1,145,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer* 7.000%, 02/01/30	1,174,163
442,000	PartnerRe Finance B LLC‡ 4.500%, 10/01/50 5 yr. CMT + 3.82%	420,797
315,000	PNC Financial Services Group, Inc.‡ 3.400%, 09/15/26^ 5 yr. CMT + 2.60%	306,315
140,000	6.200%, 09/15/27 5 yr. CMT + 3.24%	142,465
140,000	6.000%, 05/15/27^ 5 yr. CMT + 3.00%	141,170
1,512,000	Provident Funding Associates LP/ PFG Finance Corp.* 9.750%, 09/15/29	1,594,087
1,200,000	RHP Hotel Properties LP/RHP Finance Corp.* 6.500%, 04/01/32	1,234,836

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
907,000	Rocket Cos., Inc.* 6.375%, 08/01/33	$946,228
605,000	6.125%, 08/01/30	624,880
1,094,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	1,029,651
1,205,000	Service Properties Trust 8.375%, 06/15/29	1,199,734
1,210,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	1,237,286
605,000	6.500%, 07/01/30	629,981
160,000	State Street Corp.‡^ 6.700%, 09/15/29 5 yr. CMT + 2.63%	168,134
309,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	319,426
1,500,000	StoneX Group, Inc.* 7.875%, 03/01/31	1,591,110
1,210,000	TrueNoord Capital DAC* 8.750%, 03/01/30	1,275,328
295,000	Truist Financial Corp.‡ 6.669%, 03/01/26 5 yr. CMT + 3.00%	296,696
285,000	4.950%, 11/13/25 5 yr. CMT + 4.61%	284,940
108,000	5.100%, 03/01/30^ 10 yr. CMT + 4.35%	108,484
320,000	U.S. Bancorp‡^ 5.300%, 04/15/27 3 mo. USD Term SOFR + 3.18%	320,512
85,000	3.700%, 01/15/27 5 yr. CMT + 2.54%	82,663
1,383,000	United Wholesale Mortgage LLC* 5.500%, 04/15/29	1,362,545
600,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC* 6.500%, 02/15/29	561,600
605,000	UWM Holdings LLC* 6.250%, 03/15/31	604,425
600,000	VFH Parent LLC/Valor Co-Issuer, Inc.* 7.500%, 06/15/31	628,128
560,000	Wells Fargo & Co.‡ 7.625%, 09/15/28 5 yr. CMT + 3.61%	598,959
545,000	3.900%, 03/15/26 5 yr. CMT + 3.45%	541,817
1,210,000	XHR LP* 6.625%, 05/15/30	1,237,189
		72,603,287
	Health Care (0.7%)
1,210,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	1,253,161
2,392,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	2,012,342
900,000	10.875%, 01/15/32	970,101
PRINCIPAL AMOUNT		VALUE
663,000	6.875%, 04/15/29^	$601,507
149,000	5.250%, 05/15/30	139,780
1,395,000	DaVita, Inc.* 3.750%, 02/15/31	1,282,437
1,326,000	4.625%, 06/01/30	1,281,141
1,175,000	6.875%, 09/01/32	1,218,064
894,000	Embecta Corp.* 5.000%, 02/15/30^	848,540
298,000	6.750%, 02/15/30	294,889
600,000	Encompass Health Corp. 4.750%, 02/01/30	593,346
600,000	4.500%, 02/01/28	595,770
1,246,000	HCA, Inc. 7.500%, 11/06/33	1,443,740
681,000	IQVIA, Inc.* 6.250%, 06/01/32	709,949
1,789,000	Medline Borrower LP* 5.250%, 10/01/29	1,782,721
1,480,000	3.875%, 04/01/29	1,438,279
150,000	Medline Borrower LP/Medline Co-Issuer, Inc.* 6.250%, 04/01/29	154,443
2,200,000	Organon & Co./Organon Foreign Debt Co-Issuer BV* 5.125%, 04/30/31^	1,690,128
500,000	4.125%, 04/30/28	475,765
2,710,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,715,420
1,575,000	6.875%, 11/15/31	1,712,167
1,520,000	Teva Pharmaceutical Finance Netherlands III BV 5.125%, 05/09/29	1,530,229
		24,743,919
	Industrials (1.2%)
1,357,000	AAR Escrow Issuer LLC* 6.750%, 03/15/29	1,401,808
1,355,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,208,172
1,520,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 yr. CMT + 3.15%	1,464,870
630,000	4.650%, 06/15/26 5 yr. CMT + 4.08%	622,012
670,000	Arcosa, Inc.* 4.375%, 04/15/29	652,459
605,000	6.875%, 08/15/32	633,387
3,328,823	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK rate	41,777
600,000	Bombardier, Inc.* 8.750%, 11/15/30	648,132
450,000	7.000%, 06/01/32	472,684
376,000	7.250%, 07/01/31	399,380
300,000	6.750%, 06/15/33	315,063
34,000	7.875%, 04/15/27	34,124

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	$1,162,666
1,900,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	1,943,814
295,000	Delta Air Lines, Inc./SkyMiles IP Ltd.* 4.750%, 10/20/28	297,115
1,565,000	Deluxe Corp.* 8.000%, 06/01/29^	1,552,057
305,000	8.125%, 09/15/29	319,991
605,000	Energizer Holdings, Inc.* 6.000%, 09/15/33	586,100
600,000	EnerSys* 6.625%, 01/15/32	617,184
575,000	4.375%, 12/15/27	568,583
755,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	763,448
450,000	8.000%, 03/15/33	443,866
1,213,000	Graham Packaging Co., Inc.* 7.125%, 08/15/28	1,209,470
750,000	Graphic Packaging International LLC* 4.750%, 07/15/27	749,010
551,000	3.500%, 03/01/29	522,188
1,303,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	1,261,434
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,500,315
605,000	7.250%, 06/15/33	638,366
605,000	7.000%, 06/15/30	633,877
600,000	6.625%, 06/15/29	620,046
900,000	JELD-WEN, Inc.* 7.000%, 09/01/32	743,400
1,940,000	Ken Garff Automotive LLC* 4.875%, 09/15/28	1,907,369
722,000	Moog, Inc.* 4.250%, 12/15/27	714,087
1,140,000	Novelis Corp.* 4.750%, 01/30/30	1,102,369
1,210,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	1,256,658
300,000	Sealed Air Corp.* 6.500%, 07/15/32	310,689
298,000	5.000%, 04/15/29	296,117
933,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	945,511
300,000	7.250%, 02/15/31	314,889
650,000	Sensata Technologies BV* 4.000%, 04/15/29	633,997
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	551,775
300,000	6.625%, 07/15/32	312,597
907,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	926,573
305,000	6.500%, 08/15/32	313,900
PRINCIPAL AMOUNT		VALUE
100,000	Stanley Black & Decker, Inc.‡ 6.707%, 03/15/60 5 yr. CMT + 2.66%	$99,058
1,295,000	TransDigm, Inc.* 6.875%, 12/15/30	1,345,078
900,000	6.750%, 08/15/28	919,431
450,000	7.125%, 12/01/31	470,808
298,000	6.625%, 03/01/32	308,242
306,084	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	297,268
905,000	Waste Pro USA, Inc.* 7.000%, 02/01/33	943,254
703,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	694,859
600,000	7.375%, 10/01/31	628,344
450,000	6.625%, 06/15/29	463,509
		39,783,180
	Information Technology (0.5%)
615,000	Block, Inc.* 5.625%, 08/15/30	624,742
302,000	6.000%, 08/15/33	308,922
605,000	CACI International, Inc.* 6.375%, 06/15/33	629,345
692,000	Coherent Corp.* 5.000%, 12/15/29	685,786
105,000	Dell International LLC/EMC Corp. 6.020%, 06/15/26	105,746
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	573,161
454,000	6.000%, 05/15/33	463,725
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,294,696
605,000	NCL Corp. Ltd.* 6.750%, 02/01/32	622,279
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	863,115
600,000	Open Text Corp.* 6.900%, 12/01/27	625,128
447,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	416,725
305,000	4.125%, 02/15/30	291,674
1,035,000	Playtika Holding Corp.* 4.250%, 03/15/29	935,309
1,645,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,590,550
830,000	Twilio, Inc. 3.625%, 03/15/29	798,269
298,000	3.875%, 03/15/31	282,584
450,000	UKG, Inc.* 6.875%, 02/01/31	463,266
1,780,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,681,940

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
548,674	Wolfspeed, Inc. 7.000%, 06/15/31	$465,989
1,200,000	Zebra Technologies Corp.* 6.500%, 06/01/32	1,244,844
1,355,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,278,713
		16,246,508
	Materials (0.6%)
1,210,000	Avient Corp.* 6.250%, 11/01/31	1,236,245
1,310,000	Capstone Copper Corp.* 6.750%, 03/31/33	1,357,396
610,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	613,471
1,208,000	Century Aluminum Co.* 6.875%, 08/01/32	1,241,184
1,030,000	Chemours Co.* 8.000%, 01/15/33^	995,351
299,000	4.625%, 11/15/29	264,654
2,185,000	Clearwater Paper Corp.* 4.750%, 08/15/28	2,053,092
450,000	Constellium SE* 6.375%, 08/15/32	463,315
2,080,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	2,018,931
1,210,000	JW Aluminum Continuous Cast Co.* 10.250%, 04/01/30	1,244,679
605,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	603,082
1,200,000	Knife River Corp.* 7.750%, 05/01/31	1,257,408
1,266,000	Mercer International, Inc. 5.125%, 02/01/29^	819,051
600,000	12.875%, 10/01/28*	500,706
1,210,000	Qnity Electronics, Inc.* 6.250%, 08/15/33	1,243,819
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,303,286
1,210,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	1,209,710
1,210,000	Terex Corp.* 6.250%, 10/15/32	1,230,352
507,881	Trinseo Luxco Finance SPV SARL/ Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	178,561
1,220,000	WR Grace Holdings LLC* 6.625%, 08/15/32	1,179,764
		21,014,057
PRINCIPAL AMOUNT		VALUE
	Other (0.4%)
930,000	1261229 BC Ltd.* 10.000%, 04/15/32	$973,450
1,200,000	Alumina Pty. Ltd.* 6.375%, 09/15/32	1,242,612
457,984	Claritev Corp.* 6.750%, 03/31/31 0.750% PIK Rate	366,744
2,135,045	EchoStar Corp. 10.750%, 11/30/29	2,351,859
1,268,771	6.750%, 11/30/30 6.750% Cash or PIK	1,310,552
405,000	Everest Reinsurance Holdings, Inc.‡ 6.858%, 05/01/67 3 mo. USD Term SOFR + 2.65%	384,924
625,000	Gen Digital, Inc.* 6.750%, 09/30/27	635,413
900,000	Mohegan Tribal Gaming Authority/ MS Digital Entertainment Holdings LLC* 8.250%, 04/15/30	934,542
1,210,000	New Gold, Inc.* 6.875%, 04/01/32	1,264,861
1,210,000	Olin Corp.* 6.625%, 04/01/33	1,200,707
775,000	Reinsurance Group of America, Inc.‡^ 6.650%, 09/15/55 5 yr. CMT + 2.39%	811,627
1,210,000	Rfna LP* 7.875%, 02/15/30	1,206,055
1,210,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	1,281,039
		13,964,385
	Real Estate (0.1%)
605,000	Forestar Group, Inc.* 6.500%, 03/15/33	620,791
780,000	Global Net Lease, Inc.*^ 4.500%, 09/30/28	767,036
867,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP* 3.750%, 12/15/27	841,337
		2,229,164
	Special Purpose Acquisition Companies (0.1%)
300,000	Clydesdale Acquisition Holdings, Inc.* 6.750%, 04/15/32	301,173
1,195,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30	1,108,733
596,000	4.625%, 01/15/29	570,390
		1,980,296
	Utilities (0.3%)
245,000	Algonquin Power & Utilities Corp.‡ 4.750%, 01/18/82 5 yr. CMT + 3.25%	240,732

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
85,000	American Electric Power Co., Inc.‡ 3.875%, 02/15/62 5 yr. CMT + 2.68%	$82,874
80,000	7.050%, 12/15/54^ 5 yr. CMT + 2.75%	84,136
80,000	6.950%, 12/15/54^ 5 yr. CMT + 2.68%	87,483
75,000	CenterPoint Energy, Inc.‡ 7.000%, 02/15/55 5 yr. CMT + 3.25%	78,743
75,000	CenterPoint Energy, Inc.‡^ 6.850%, 02/15/55 5 yr. CMT + 2.95%	80,394
235,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 yr. CMT + 4.12%	231,447
760,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55 5 yr. CMT + 2.21%	793,440
162,000	6.875%, 02/01/55 5 yr. CMT + 2.39%	170,469
133,000	4.350%, 01/15/27 5 yr. CMT + 3.20%	131,353
1,525,000	Duke Energy Corp.‡^ 6.450%, 09/01/54 5 yr. CMT + 2.59%	1,615,356
225,000	Emera, Inc.‡ 6.750%, 06/15/76 3 mo. USD LIBOR + 5.44%	226,870
1,150,000	Entergy Corp.‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	1,210,559
1,070,000	Evergy, Inc.‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	1,101,265
288,000	National Rural Utilities Cooperative Finance Corp.‡ 7.125%, 09/15/53 5 yr. CMT + 3.53%	302,743
150,000	5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	149,838
160,000	NextEra Energy Capital Holdings, Inc.‡ 6.750%, 06/15/54^ 5 yr. CMT + 2.46%	173,374
160,000	3.800%, 03/15/82 5 yr. CMT + 2.55%	156,856
155,000	6.700%, 09/01/54 5 yr. CMT + 2.36%	161,715
1,064,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	1,111,657
591,000	PPL Capital Funding, Inc.‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	582,714
80,000	Sempra‡ 6.400%, 10/01/54 5 yr. CMT + 2.63%	82,343
PRINCIPAL AMOUNT		VALUE
442,000	Southern Co.‡ 4.000%, 01/15/51 5 yr. CMT + 3.73%	$441,054
95,000	3.750%, 09/15/51 5 yr. CMT + 2.92%	93,924
625,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	632,575
340,000	8.000%, 10/15/26 5 yr. CMT + 6.93%	348,837
		10,372,751
	TOTAL CORPORATE BONDS (Cost $411,114,931)	404,830,100
CONVERTIBLE BONDS (23.1%)
	Communication Services (4.2%)
10,985,000	Alibaba Group Holding Ltd. 0.000%, 09/15/32	12,416,345
10,435,000	AST SpaceMobile, Inc.* 2.000%, 01/15/36	11,108,997
6,470,000	2.375%, 10/15/32	9,129,494
36,305,000	DoorDash, Inc.* 0.000%, 05/15/30	40,124,286
8,895,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	11,426,428
9,720,000	Lyft, Inc.* 0.000%, 09/15/30	11,347,517
14,800,000	Uber Technologies, Inc. 0.000%, 12/15/25	17,686,592
12,000,000	0.875%, 12/01/28	17,532,240
8,910,000	Uber Technologies, Inc. (Aurora Innovation, Inc.)*§ 0.000%, 05/15/28	9,435,779
		140,207,678
	Consumer Discretionary (0.9%)
8,205,000	Airbnb, Inc. 0.000%, 03/15/26	8,063,792
11,003,000	Etsy, Inc.*^ 1.000%, 06/15/30	11,744,492
11,845,000	NCL Corp. Ltd.* 0.750%, 09/15/30	11,390,034
		31,198,318
	Consumer Staples (0.7%)
9,885,000	Alnylam Pharmaceuticals, Inc.* 0.000%, 09/15/28	9,892,018
14,750,000	Oddity Finance LLC* 0.000%, 06/15/30	13,059,208
		22,951,226
	Energy (0.0%)
615,000	Nabors Industries, Inc. 1.750%, 06/15/29	480,370
	Financials (1.7%)
7,695,000	Coinbase Global, Inc.* 0.000%, 10/01/32	8,617,092

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
4,115,000	Federal Realty OP LP* 3.250%, 01/15/29	$4,135,616
5,602,000	Galaxy Digital Holdings LP* 0.500%, 05/01/31	5,533,656
11,275,000	Morgan Stanley Finance LLC (JPMorgan Chase & Co.)§ 1.000%, 11/23/27	22,916,437
4,311,000	Terawulf, Inc.* 0.000%, 05/01/32	4,469,602
9,735,000	WisdomTree, Inc.* 4.625%, 08/15/30	9,998,234
		55,670,637
	Industrials (2.3%)
8,825,000	AeroVironment, Inc. 0.000%, 07/15/30	12,361,619
3,085,000	Axon Enterprise, Inc. 0.500%, 12/15/27	9,885,327
9,913,000	Bloom Energy Corp.*†† 0.000%, 11/15/30	10,075,672
9,165,000	Fluor Corp. 1.125%, 08/15/29	11,822,209
9,810,000	JBT Marel Corp.*^ 0.375%, 09/15/30	9,158,420
11,245,000	Mirion Technologies, Inc.*^ 0.000%, 10/01/31	14,011,832
7,200,000	Tetra Tech, Inc. 2.250%, 08/15/28	7,689,816
		75,004,895
	Information Technology (9.1%)
11,960,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	19,114,352
18,265,000	Cloudflare, Inc.* 0.000%, 06/15/30	22,802,026
27,600,000	CyberArk Software Ltd.* 0.000%, 06/15/30	32,254,740
10,650,000	Guidewire Software, Inc.* 1.250%, 11/01/29	12,610,345
29,405,000	Lumentum Holdings, Inc.* 0.375%, 03/15/32	38,934,866
9,075,000	MACOM Technology Solutions Holdings, Inc.* 0.000%, 12/15/29	10,101,292
9,120,000	Mirion Technologies, Inc.* 0.250%, 06/01/30	13,168,094
19,935,000	MKS, Inc. 1.250%, 06/01/30	23,905,454
8,865,000	Nutanix, Inc.* 0.500%, 12/15/29	9,781,464
9,810,000	Parsons Corp.^ 2.625%, 03/01/29	11,188,697
6,770,000	Planet Labs PBC* 0.500%, 10/15/30	9,454,170
PRINCIPAL AMOUNT		VALUE
5,786,000	Rubrik, Inc.* 0.000%, 06/15/30	$5,616,702
11,830,000	Seagate HDD Cayman 3.500%, 06/01/28	37,044,935
8,360,000	Snowflake, Inc. 0.000%, 10/01/29	15,405,474
11,440,000	Spotify USA, Inc. 0.000%, 03/15/26	14,787,344
6,605,000	Western Digital Corp. 3.000%, 11/15/28	26,533,606
		302,703,561
	Materials (0.3%)
7,620,000	Energy Fuels, Inc.* 0.750%, 11/01/31	9,838,487
	Real Estate (0.6%)
13,975,000	Welltower OP LLC* 3.125%, 07/15/29	20,768,667
	Utilities (3.3%)
16,655,000	CMS Energy Corp. 3.375%, 05/01/28	18,361,971
22,620,000	Duke Energy Corp. 4.125%, 04/15/26	24,373,955
14,320,000	NextEra Energy Capital Holdings, Inc. 3.000%, 03/01/27	17,962,578
20,355,000	PPL Capital Funding, Inc. 2.875%, 03/15/28	23,106,589
24,400,000	Southern Co. 4.500%, 06/15/27	27,083,512
		110,888,605
	TOTAL CONVERTIBLE BONDS (Cost $627,766,673)	769,712,444
BANK LOANS (3.7%)¡
	Airlines (0.1%)
2,782,625	Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	2,792,712
1,686,280	United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	1,693,059
		4,485,771
	Communication Services (0.4%)
600,000	Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	599,466
1,911,402	APi Group DE, Inc.‡ 2025 Term Loan, 5.715%, 01/03/29 1 mo. USD Term SOFR + 1.75%	1,915,712

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
459,859	Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	$368,749
51,464	Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	50,756
3,232,714	Charter Communications Operating LLC‡ 2024 Term Loan B5, 6.235%, 12/15/31 3 mo. USD Term SOFR + 2.25%	3,231,066
613,745	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	614,846
575,870	Clear Channel Outdoor Holdings, Inc.‡ 2024 Term Loan, 8.079%, 08/23/28 1 mo. USD Term SOFR + 4.00%	577,687
1,053,523	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	994,931
449,025	DirecTV Financing LLC‡ 2024 Term Loan, 9.352%, 08/02/29 3 mo. USD Term SOFR + 5.25%	450,336
107,294	DirecTV Financing LLC‡ Term Loan, 9.102%, 08/02/27 3 mo. USD Term SOFR + 5.00%	107,555
1,644,226	Go Daddy Operating Co. LLC‡ 2024 Term Loan B8, 5.715%, 11/09/29 1 mo. USD Term SOFR + 1.75%	1,643,560
24,331	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	24,379
1,200,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	1,200,000
597,000	Sinclair Television Group, Inc.‡ 2025 Term Loan B6, 7.402%, 12/31/29 3 mo. USD Term SOFR + 3.30%	545,697
1,490,707	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	1,445,986
1,200,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	1,197,504
		14,968,230
	Consumer Discretionary (1.0%)
1,970,000	Adient U.S. LLC‡ 2024 Term Loan B2, 6.215%, 01/31/31 1 mo. USD Term SOFR + 2.25%	1,975,043
651,725	American Airlines, Inc.‡ 2025 Term Loan B, 7.134%, 05/28/32 3 mo. USD Term SOFR + 3.25%	654,984
640,283	American Airlines, Inc.‡ 2025 Term Loan, 6.134%, 04/20/28 3 mo. USD Term SOFR + 2.25%	641,739
PRINCIPAL AMOUNT		VALUE
1,367,229	Aramark Services, Inc., 5.965%, 06/22/30 1 mo. USD Term SOFR + 2.00%	$1,371,714
527,771	Aramark Services, Inc.‡ 2024 Term Loan B8, 6.199%, 06/22/30 3 mo. USD Term SOFR + 2.00%	529,502
1,200,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	1,207,998
600,000	Boots Group Bidco Ltd.‡ USD Term Loan, 7.705%, 08/30/32 3 mo. USD Term SOFR + 3.50%	603,375
716,355	Caesars Entertainment, Inc.‡ Term Loan B, 6.215%, 02/06/30 1 mo. USD Term SOFR + 2.25%	712,848
734,450	Chinos Intermediate Holdings A, Inc.‡ 2024 Term Loan B, 9.840%, 09/26/31 3 mo. USD Term SOFR + 6.00%	629,607
970,000	Clarios Global LP‡ 2025 USD Term Loan B, 6.715%, 01/28/32 1 mo. USD Term SOFR + 2.75%	974,244
1,965,000	Flutter Financing BV‡ 2024 Term Loan B, 5.752%, 11/30/30 3 mo. USD Term SOFR + 1.75%	1,959,596
384,038	Flutter Financing BV‡ 2025 Term Loan B, 6.002%, 06/04/32 3 mo. USD Term SOFR + 2.00%	382,757
1,970,000	Installed Building Products, Inc.‡ 2024 1st Lien Term Loan B, 5.715%, 03/28/31 1 mo. USD Term SOFR + 1.75%	1,977,801
2,149,361	KFC Holding Co.‡ 2021 Term Loan B, 5.896%, 03/15/28 1 mo. USD Term SOFR + 1.75%	2,160,107
1,200,940	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	1,202,910
3,022,640	Light & Wonder International, Inc.‡ 2024 Term Loan B2, 6.287%, 04/14/29 1 mo. USD Term SOFR + 2.25%	3,035,864
2,000,000	Murphy USA, Inc.‡ Term Loan B, 5.879%, 04/07/32 1 mo. USD Term SOFR + 1.75%	2,019,580
543,125	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	550,818
1,954,545	PENN Entertainment, Inc.‡ 2022 Term Loan B, 6.465%, 05/03/29 1 mo. USD Term SOFR + 2.50%	1,960,595
600,000	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	592,500
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,975,000	Six Flags Entertainment Corp.‡ 2024 Term Loan B, 5.965%, 05/01/31 1 mo. USD Term SOFR + 2.00%	$1,965,540
3,152,000	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	3,158,178
1,210,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	1,208,239
1,178,383	Windsor Holdings III LLC‡ 2025 USD Term Loan B, 6.727%, 08/01/30 1 mo. USD Term SOFR + 2.75%	1,179,367
		32,654,906
	Consumer Staples (0.5%)
1,375,000	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	1,388,172
618,450	Avis Budget Car Rental LLC‡ 2025 Term Loan B, 6.465%, 07/16/32 1 mo. USD Term SOFR + 2.50%	612,009
891,000	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	855,806
947,625	Bausch & Lomb Corp.‡ 2025 Term Loan B, 8.215%, 01/15/31 1 mo. USD Term SOFR + 4.25%	954,732
2,099,738	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	2,090,562
106,051	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	106,206
1,250,000	Opal Bidco SAS‡ USD 1st Lien Term Loan B, 6.838%, 04/28/32 3 mo. USD Term SOFR + 3.00%	1,256,838
1,990,323	Organon & Co.‡ 2024 USD Term Loan, 6.241%, 05/19/31 1 mo. USD Term SOFR + 2.25%	1,806,835
1,402,940	Perrigo Investments LLC‡ 2024 Term Loan B, 5.965%, 04/20/29 1 mo. USD Term SOFR + 2.00%	1,407,906
1,503,610	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	1,507,970
1,206,975	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	1,210,662
607,604	United Natural Foods, Inc.‡ 2024 Term Loan, 8.715%, 05/01/31 1 mo. USD Term SOFR + 4.75%	612,161
PRINCIPAL AMOUNT		VALUE
1,243,719	Veritiv Corp.‡ Term Loan B, 8.002%, 12/02/30 3 mo. USD Term SOFR + 4.00%	$1,197,757
		15,007,616
	Energy (0.1%)
869,879	New Fortress Energy, Inc.‡ 2025 Incremental Term Loan B, 9.570%, 10/30/28 3 mo. USD Term SOFR + 5.50%	400,144
1,759,467	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	1,764,965
		2,165,109
	Financials (0.4%)
922,688	Acrisure LLC‡ 2025 Term Loan B, 7.215%, 06/21/32 1 mo. USD Term SOFR + 3.25%	924,902
1,830,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	1,834,959
901,349	Amynta Agency Borrower, Inc.‡ 2025 Term Loan B, 6.715%, 12/29/31 1 mo. USD Term SOFR + 2.75%	903,882
2,161,706	Avolon TLB Borrower 1 (U.S.) LLC‡ 2023 Term Loan B6, 5.781%, 06/24/30 1 mo. USD Term SOFR + 1.75%	2,167,899
715,597	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	718,073
1,503,638	Dragon Buyer, Inc.‡ Term Loan B, 6.752%, 09/30/31 3 mo. USD Term SOFR + 2.75%	1,510,028
1,011,094	HUB International Ltd.‡ 2025 Term Loan B, 6.120%, 06/20/30 3 mo. USD Term SOFR + 2.25%	1,015,557
2,878,725	Iron Mountain, Inc.‡ 2023 Term Loan B, 5.965%, 01/31/31 1 mo. USD Term SOFR + 2.00%	2,884,425
2,256,327	Jazz Financing Lux SARL‡ 2024 1st Lien Term Loan B2, 6.215%, 05/05/28 1 mo. USD Term SOFR + 2.25%	2,264,315
		14,224,040
	Health Care (0.2%)
2,160,922	DaVita, Inc.‡ 2025 Term Loan B, 5.715%, 05/09/31 1 mo. USD Term SOFR + 1.75%	2,166,951
570,036	Elanco Animal Health, Inc.‡ Term Loan B, 5.984%, 08/01/27 1 mo. USD Term SOFR + 1.75%	570,560
519,412	Elanco Animal Health, Inc.‡! 2025 Term Loan B, 0.000%, 10/31/32	520,711

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
379,085	Icon Luxembourg SARL‡ 2024 LUX Term Loan B, 6.002%, 07/03/28 3 mo. USD Term SOFR + 2.00%	$381,574
1,965,150	IQVIA, Inc.‡ 2025 Incremental Term Loan B5, 5.752%, 01/02/31 3 mo. USD Term SOFR + 1.75%	1,976,204
1,246,641	Padagis LLC‡ Term Loan B, 8.949%, 07/06/28 3 mo. USD Term SOFR + 4.75%	1,087,695
94,449	PRA Health Sciences, Inc.‡ 2024 US Term Loan B, 6.002%, 07/03/28 3 mo. USD Term SOFR + 2.00%	95,069
		6,798,764
	Industrials (0.4%)
1,179,149	ACProducts, Inc.‡ 2021 Term Loan B, 8.513%, 05/17/28 3 mo. USD Term SOFR + 4.25%	1,033,719
806,700	Blackfin Pipeline LLC! 0.000%, 09/29/32	807,458
403,300	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	403,679
912,713	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	916,706
1,304,429	Coherent Corp.‡ 2025 Term Loan B2, 5.715%, 07/02/29 1 mo. USD Term SOFR + 1.75%	1,308,095
1,674,301	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	1,670,559
1,312,335	EMRLD Borrower LP‡ Term Loan B, 6.449%, 05/31/30 3 mo. USD Term SOFR + 2.25%	1,310,629
1,194,905	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	1,198,269
1,243,750	Quikrete Holdings, Inc.‡ 2025 Term Loan B, 6.215%, 02/10/32 1 mo. USD Term SOFR + 2.25%	1,246,667
2,352,225	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	2,358,070
1,965,100	TransDigm, Inc.‡ 2025 Term Loan K, 6.252%, 03/22/30 3 mo. USD Term SOFR + 2.25%	1,968,912
		14,222,763
	Information Technology (0.3%)
1,610,469	Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	1,601,757
PRINCIPAL AMOUNT		VALUE
1,087,365	Camelot U.S. Acquisition LLC‡ 2024 Term Loan B, 6.715%, 01/31/31 1 mo. USD Term SOFR + 2.75%	$1,069,358
1,220,279	Open Text Corp.‡ 2023 Term Loan B, 5.715%, 01/31/30 1 mo. USD Term SOFR + 1.75%	1,220,968
1,795,964	Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	1,791,312
2,503,513	SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	2,511,862
1,256,248	TTM Technologies, Inc.‡ 2024 Term Loan B, 6.384%, 05/30/30 1 mo. USD Term SOFR + 2.25%	1,262,529
594,000	UKG, Inc.‡ 2024 Term Loan B, 6.338%, 02/10/31 3 mo. USD Term SOFR + 2.50%	594,603
		10,052,389
	Materials (0.2%)
1,891,723	Axalta Coating Systems U.S. Holdings, Inc.‡ 2024 Term Loan B7, 5.752%, 12/20/29 3 mo. USD Term SOFR + 1.75%	1,897,635
1,680,700	Chemours Co.‡ 2025 Term Loan B, 7.465%, 10/15/32 1 mo. USD Term SOFR + 3.50%	1,657,170
1,881,990	Ineos U.S. Finance LLC‡ 2023 USD Term Loan B, 7.215%, 02/18/30 1 mo. USD Term SOFR + 3.25%	1,621,165
661,675	Knife River HoldCo‡ Term Loan, 6.123%, 03/08/32 3 mo. USD Term SOFR + 2.00%	664,983
635,000	Qnity Electronics, Inc.‡! Term Loan B, 0.000%, 08/12/32	636,194
898,186	Trinseo Materials Operating SCA‡ 2021 Term Loan B2, 6.961%, 05/03/28 3 mo. USD Term SOFR + 2.50%	170,000
		6,647,147
	Other (0.1%)
1,990,000	DK Crown Holdings, Inc.‡ 2025 Term Loan B, 5.856%, 03/04/32 1 mo. USD Term SOFR + 1.75%	1,984,408
620,000	Windstream Services LLC‡ 2024 Term Loan B, 8.815%, 10/01/31 1 mo. USD Term SOFR + 4.75%	618,450
		2,602,858
	Special Purpose Acquisition Company (0.0%)
483,933	Clydesdale Acquisition Holdings, Inc.‡ Term Loan B, 7.140%, 04/13/29 1 mo. USD Term SOFR + 3.18%	484,190
	TOTAL BANK LOANS (Cost $126,027,339)	124,313,783

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (0.1%)
	Financials (0.0%)
325,000	CoBank ACB‡ 7.250%, 07/01/29	$334,524
	Other (0.1%)
1,020,000	Farm Credit Bank of Texas‡ 7.000%, 09/15/30 5 yr. CMT + 3.01%	1,067,107
250,000	7.750%, 06/15/29 5 yr. CMT + 3.29%	263,439
		1,330,546
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $1,606,152)	1,665,070
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (2.8%)
	Financials (0.6%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	5,103,900
140,040	ARES Management Corp. 6.750%, 10/01/27	6,622,492
208,780	KKR & Co., Inc. 6.250%, 03/01/28	10,234,395
		21,960,787
	Industrials (1.1%)
386,120	Boeing Co. 6.000%, 10/15/27	24,989,687
225,300	QXO, Inc. 5.500%, 05/15/28	11,501,565
		36,491,252
	Information Technology (1.0%)
237,510	Hewlett Packard Enterprise Co. 7.625%, 09/01/27	16,050,926
284,035	Microchip Technology, Inc. 7.500%, 03/15/28	16,445,626
		32,496,552
	Utilities (0.1%)
84,885	CenterPoint Energy, Inc. (Warner Media LLC, Charter Communications Time, Inc.)^#§ 3.369%, 09/15/29	3,146,687
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $87,593,318)	94,095,278
NUMBER OF SHARES			VALUE
COMMON STOCKS (93.1%)
		Communication Services (10.4%)
594,535		Alphabet, Inc. - Class Aµ	$167,177,297
25,095		Altice USA, Inc. - Class A^#	55,962
264,885		AT&T, Inc.^	6,555,904
20,533		Audacy, Inc.#	153,997
8,434		Cumulus Media, Inc. - Class A#	1,139
142,710		Meta Platforms, Inc. - Class Aµ	92,526,028
32,360		Netflix, Inc.#	36,206,310
205,085	EUR	Orange SA	3,280,614
83,385		T-Mobile U.S., Inc.	17,515,019
200,915		Walt Disney Co.	22,627,047
			346,099,317
		Consumer Discretionary (11.9%)
646,610		Amazon.com, Inc.^#µ	157,915,094
5,135		Booking Holdings, Inc.	26,074,195
59,260		Carnival Corp.#	1,708,466
243,463		General Motors Co.	16,820,859
52,240		Home Depot, Inc.	19,829,782
88,865		Lowe's Cos., Inc.^	21,161,422
50,170		McDonald's Corp.	14,972,233
126,700		NIKE, Inc. - Class B	8,183,553
1,794		Rite Aid Corp.#	1,794
64,479		Royal Caribbean Cruises Ltd.	18,494,511
172,710		Starbucks Corp.	13,967,058
182,630		Tesla, Inc.#µ	83,381,553
104,675		TJX Cos., Inc.	14,669,154
			397,179,674
		Consumer Staples (4.7%)
58,750		Altria Group, Inc.	3,312,325
329,140		Coca-Cola Co.	22,677,746
145,515		Colgate-Palmolive Co.	11,211,931
22,270		Costco Wholesale Corp.	20,297,991
130,440		Dollar General Corp.	12,869,210
47,280		Estee Lauder Cos., Inc. - Class A	4,571,503
140,020		Philip Morris International, Inc.^	20,209,087
136,830		Procter & Gamble Co.	20,575,127
427,615		Walmart, Inc.µ	43,266,086
			158,991,006
		Energy (4.0%)
475,000		BP PLC (ADR)	16,686,750
5,050		Cheniere Energy Partners LP	263,459
57,507		Chevron Corp.	9,070,004
70,935		Energy Transfer LP	1,193,836
33,155		Enterprise Products Partners LP	1,020,843
7,920		EP Energy Corp.#	12,870

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES		VALUE
278,820	EQT Corp.^	$14,939,176
358,440	Exxon Mobil Corp.	40,991,198
169,510	Marathon Petroleum Corp.	33,039,194
296,990	Williams Cos., Inc.	17,186,811
		134,404,141
	Financials (11.8%)
35,430	Affiliated Managers Group, Inc.^	8,430,923
59,230	American Express Co.	21,366,038
29,983	Assurant, Inc.^	6,348,001
578,890	Bank of America Corp.	30,941,671
10,715	Blackrock, Inc.^	11,602,309
58,055	Capital One Financial Corp.	12,771,519
46,410	Chubb Ltd.	12,852,785
231,670	Citigroup, Inc.^	23,451,954
37,025	Goldman Sachs Group, Inc.^	29,226,424
190,495	JPMorgan Chase & Co.^	59,266,804
38,460	Marsh & McLennan Cos., Inc.^	6,851,649
72,315	Mastercard, Inc. - Class A	39,917,157
154,465	Morgan Stanley^	25,332,260
35,515	S&P Global, Inc.^	17,303,263
151,925	Visa, Inc. - Class A	51,766,925
411,130	Wells Fargo & Co.	35,755,976
		393,185,658
	Health Care (8.5%)
238,555	Abbott Laboratories~	29,490,169
118,475	AbbVie, Inc.	25,832,289
135,825	Boston Scientific Corp.#	13,680,294
149,815	CVS Health Corp.	11,708,042
91,225	Danaher Corp.	19,648,041
59,040	Eli Lilly & Co.	50,943,254
34,856	GE HealthCare Technologies, Inc.	2,612,457
19,700	Intuitive Surgical, Inc.#	10,525,316
48,725	IQVIA Holdings, Inc.#	10,547,014
186,655	Johnson & Johnson	35,253,530
251,675	Medtronic PLC	22,826,922
20,295	Stryker Corp.	7,229,891
46,075	Thermo Fisher Scientific, Inc.	26,142,494
55,360	UnitedHealth Group, Inc.	18,908,762
		285,348,475
	Industrials (6.1%)
751,805	CSX Corp.^	27,080,016
344,635	Delta Air Lines, Inc.	19,775,156
84,595	Emerson Electric Co.	11,806,924
58,710	GE Vernova, Inc.^	34,353,569
85,750	General Electric Co.	26,492,463
27,670	Parker-Hannifin Corp.~	21,384,206
NUMBER OF SHARES		VALUE
40,775	Quanta Services, Inc.	$18,313,276
145,750	RTX Corp.	26,016,375
89,065	Union Pacific Corp.	19,627,254
		204,849,239
	Information Technology (32.0%)
860,785	Apple, Inc.^µ	232,730,440
15,460	AppLovin Corp. - Class A#	9,853,122
299,730	Broadcom, Inc.^	110,789,200
247,515	Cisco Systems, Inc.	18,095,822
20,240	Intuit, Inc.	13,511,212
139,650	Lam Research Corp.	21,989,289
86,100	Micron Technology, Inc.^	19,266,597
461,145	Microsoft Corp.^	238,785,492
1,520,000	Nokia OYJ (ADR)^	10,503,200
1,334,930	NVIDIA Corp.^	270,309,976
23,830	NXP Semiconductors NV	4,983,330
161,745	Oracle Corp.^	42,475,854
140,175	Palantir Technologies, Inc. - Class A#	28,100,882
62,590	Salesforce, Inc.	16,299,062
32,625	ServiceNow, Inc.^#	29,991,510
45,414	Wolfspeed, Inc.#	1,195,297
		1,068,880,285
	Materials (2.4%)
326,615	Freeport-McMoRan, Inc.	13,619,846
56,835	Linde PLC	23,774,080
78,355	Sherwin-Williams Co.	27,027,774
50,490	Vulcan Materials Co.	14,616,855
		79,038,555
	Real Estate (0.4%)
70,930	American Tower Corp.	12,695,051
	Special Purpose Acquisition Company (0.0%)
52,650	Walgreens Boots Alliance, Inc.#	39,488
	Utilities (0.9%)
149,499	NextEra Energy, Inc.	12,169,219
88,540	Vistra Corp.	16,672,082
		28,841,301
	TOTAL COMMON STOCKS (Cost $1,719,009,986)	3,109,552,190
WARRANTS (0.0%)##
	Communication Services (0.0%)
3,672	Audacy Capital Corp. 09/30/28, Strike $1.00	—
612	Audacy Capital Corp. 09/30/28, Strike $1.00	—
		—

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES		VALUE
	Energy (0.0%)
57,470	Mcdermott International Ltd. 06/30/27, Strike $15.98	$6
51,723	Mcdermott International Ltd. 06/30/27, Strike $12.33	5
16,676	Tidewater, Inc. 11/14/42, Strike $1.00	2
		13
	TOTAL WARRANTS (Cost $369,524)	13
EXCHANGE-TRADED FUNDS (2.7%)
	Other (2.7%)
1,610,745	Invesco Senior Loan ETF^	33,664,570
139,120	iShares Biotechnology ETF^	22,172,946
812,805	State Street Blackstone Senior Loan ETF^	33,739,536
12,665	State Street SPDR Bloomberg High Yield Bond ETF^	1,233,444
	TOTAL EXCHANGE-TRADED FUNDS (Cost $88,539,168)	90,810,496
PREFERRED STOCKS (0.2%)
	Communication Services (0.1%)
8,482	AT&T, Inc.µ 4.750%, 11/30/25	165,823
3,485	5.350%, 11/01/66	79,388
47,842	Qwest Corp. 6.500%, 09/01/56	944,879
14,750	T-Mobile USA, Inc.µ 6.250%, 09/01/69	368,307
13,961	5.500%, 03/01/70	324,035
930	5.500%, 06/01/70	21,446
11,183	Telephone & Data Systems, Inc. 6.625%, 03/31/26	225,226
8,086	6.000%, 09/30/26	148,055
		2,277,159
	Consumer Discretionary (0.0%)
6,235	Ford Motor Co.µ 6.200%, 06/01/59	139,539
2,764	6.500%, 08/15/62	65,424
2,230	QVC Group, Inc. 8.000%, 03/15/31	12,265
4,100	QVC, Inc.^ 6.250%, 11/26/68	42,927
		260,155
	Financials (0.1%)
5,813	Affiliated Managers Group, Inc.µ 6.750%, 03/30/64	141,953
1,500	5.875%, 03/30/59	32,280
NUMBER OF SHARES		VALUE
5,970	Annaly Capital Management, Inc.µ‡ 9.144%, 12/01/25 3 mo. USD Term SOFR + 5.25%#	$151,638
3,250	8.875%, 09/30/30	84,273
9,294	Arch Capital Group Ltd.µ 4.550%, 06/11/26	163,574
2,515	Capital One Financial Corp.µ 4.800%, 03/01/26	47,810
11,953	CNO Financial Group, Inc.µ 5.125%, 11/25/60	237,745
5,400	Comerica, Inc.‡#µ 6.875%, 10/01/30 5 yr. CMT + 3.13%	138,564
3,517	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	64,994
3,401	First Citizens BancShares, Inc. 5.625%, 01/04/27	76,693
1,450	KeyCorpµ 5.625%, 12/15/25	32,205
3,300	M&T Bank Corp.# 6.350%, 12/15/30	82,302
765	Northern Trust Corp.µ 4.700%, 01/01/26	15,277
3,650	RenaissanceRe Holdings Ltd.µ 5.750%, 11/30/25	84,425
8,314	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	145,828
5,900	UMB Financial Corp.‡µ 7.750%, 07/15/30 5 yr. CMT + 3.74%	159,300
3,125	W.R. Berkley Corp.µ 5.100%, 12/30/59	63,906
4,270	WesBanco, Inc.‡# 7.375%, 10/01/30 5 yr. CMT + 3.80%	108,970
6,400	Wintrust Financial Corp.‡µ 7.875%, 07/15/30 5 yr. CMT + 3.88%	168,000
		1,999,737
	Real Estate (0.0%)
8,773	Brookfield Property Partners LPµ 5.750%, 11/30/25	120,365
5,000	6.375%, 11/30/25	72,900
1,735	EPR Propertiesµ 5.750%, 11/30/25	34,440
4,851	Global Net Lease, Inc.^ 7.500%, 11/30/25	117,006
2,271	6.875%, 11/30/25	50,530
2,559	Kimco Realty Corp.µ 5.250%, 11/30/25	54,507
		449,748

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES		VALUE
	Utilities (0.0%)
6,000	Brookfield Renewable Partners LP 5.250%, 11/25/25	$108,360
3,175	DTE Energy Co.µ 5.250%, 12/01/77	70,072
		178,432
	TOTAL PREFERRED STOCKS (Cost $5,283,935)	5,165,231
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (0.2%)#
	Other (0.2%)
1,040	Invesco QQQ Trust Series 1
65,423,280	Put, 12/31/25, Strike $590.00	881,920
995	Invesco QQQ Trust Series 1
62,592,465	Put, 12/31/25, Strike $630.00	1,946,220
165	Russell 2000 Index
40,909,770	Call, 12/19/25, Strike $2,400.00	2,251,425
2,000	SPDR® S&P 500® ETF Trust
136,412,000	Put, 01/16/26, Strike $660.00	2,333,000
	TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $9,364,928)	7,412,565
	TOTAL INVESTMENTS (138.0%) (Cost $3,077,590,444)	4,608,485,337
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-9.7%)		(323,000,000)
LIABILITIES, LESS OTHER ASSETS (-28.3%)		(945,672,556)
NET ASSETS (100.0%)		$3,339,812,781
EXCHANGE-TRADED WRITTEN OPTION (0.0%)#
	Other (0.0%)
(165)	Russell 2000 Index
(40,909,787)	Call, 12/19/25, Strike $2,650.00 (Premium $435,109)	$(377,025)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	12/01/2024	$124,574
TOTAL		$124,574

††  When-issued security.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $744,843,968.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $6,660,745.

ABBREVIATION

ADR  American Depositary Receipt

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2025

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$928,167	$—	$928,167
Corporate Bonds	—	404,830,100	—	404,830,100
Convertible Bonds	—	769,712,444	—	769,712,444
Bank Loans	—	124,313,783	—	124,313,783
U.S. Government and Agency Securities	—	1,665,070	—	1,665,070
Convertible Preferred Stocks	85,844,691	8,250,587	—	94,095,278
Common Stocks	3,106,063,427	3,488,763	—	3,109,552,190
Warrants	—	13	—	13
Exchange-Traded Funds	90,810,496	—	—	90,810,496
Preferred Stocks	5,165,231	—	—	5,165,231
Exchange-Traded Purchased Options	7,412,565	—	—	7,412,565
Total	$3,295,296,410	$1,313,188,927	$—	$4,608,485,337
Liabilities:
Exchange-Traded Written Option	377,025	—	—	377,025
Total	$377,025	$—	$—	$377,025

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
215,000	SVC ABS LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $205,880)	$208,959
CORPORATE BONDS (13.7%)
	Airlines (0.1%)
188,498	Alaska Airlines Pass-Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	189,229
230,680	American Airlines Pass-Through Trust Series 2021-1, Class B 3.950%, 01/11/32	220,708
200,349	British Airways Pass-Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	193,529
230,757	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	232,361
		835,827
	Communication Services (1.2%)
190,000	Altice France SA* 6.875%, 07/15/32	182,698
320,000	APi Group DE, Inc.* 4.750%, 10/15/29	314,224
100,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	105,150
242,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	242,629
143,000	Clear Channel Outdoor Holdings, Inc.* 7.500%, 03/15/33	149,772
130,000	7.875%, 04/01/30	136,399
535,000	CSC Holdings LLC* 4.500%, 11/15/31	328,426
400,000	4.625%, 12/01/30	143,236
97,000	Directv Financing LLC* 8.875%, 02/01/30	96,558
101,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	101,013
400,000	Frontier California, Inc. 6.750%, 05/15/27	408,160
65,000	Frontier Communications Holdings LLC* 8.750%, 05/15/30	68,001
419,000	Frontier Florida LLC 6.860%, 02/01/28	436,037
400,000	Frontier North, Inc. 6.730%, 02/15/28	413,968
PRINCIPAL AMOUNT		VALUE
235,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc.* 3.500%, 03/01/29	$224,117
135,000	Gray Media, Inc.* 5.375%, 11/15/31	93,963
130,000	7.250%, 08/15/33	127,517
260,000	Hughes Satellite Systems Corp.^ 5.250%, 08/01/26	255,814
132,000	iHeartCommunications, Inc.* 10.875%, 05/01/30	95,204
89,000	7.750%, 08/15/30	74,896
65,000	Level 3 Financing, Inc.* 7.000%, 03/31/34	66,834
200,000	Lumen Technologies, Inc. 7.600%, 09/15/39^	198,850
196,625	10.000%, 10/15/32*	198,943
260,000	Paramount Global 4.900%, 08/15/44	206,115
225,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	241,011
160,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	167,608
136,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	123,051
68,000	5.375%, 01/15/31	47,378
130,000	Sinclair Television Group, Inc.* 8.125%, 02/15/33	132,709
325,000	Sirius XM Radio LLC* 3.875%, 09/01/31^	295,045
215,000	5.500%, 07/01/29^	215,333
130,000	3.125%, 09/01/26	128,983
103,000	T-Mobile USA, Inc.^ 6.700%, 12/15/33	115,237
130,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	134,479
200,000	Time Warner Cable LLC 6.550%, 05/01/37	205,032
105,000	7.300%, 07/01/38	113,332
137,000	Univision Communications, Inc.* 8.000%, 08/15/28	141,173
130,000	8.500%, 07/31/31	133,238
16,000	Versant Media Group, Inc.* 7.250%, 01/30/31	16,325
130,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	104,390
65,000	4.279%, 03/15/32	59,649
		7,042,497
	Consumer Discretionary (3.0%)
400,000	Adams Homes, Inc.* 9.250%, 10/15/28	415,892
210,000	Adient Global Holdings Ltd.*^ 8.250%, 04/15/31	219,463
130,000	7.500%, 02/15/33	134,473

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
116,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	$117,482
65,000	7.375%, 08/01/33	65,866
260,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	261,074
130,000	7.750%, 10/15/33	130,261
320,000	Aptiv Swiss Holdings Ltd.‡ 6.875%, 12/15/54 5 yr. CMT + 3.39%	327,251
228,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	216,543
130,000	6.875%, 08/01/33	130,390
355,000	Bath & Body Works, Inc. 6.694%, 01/15/27	362,874
195,000	6.875%, 11/01/35^	203,980
180,000	6.625%, 10/01/30*	185,031
225,000	Caesars Entertainment, Inc.*^ 6.000%, 10/15/32	214,810
168,000	4.625%, 10/15/29	158,201
260,000	Carnival Corp.* 6.125%, 02/15/33	268,284
134,000	4.000%, 08/01/28µ	131,887
570,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30	541,717
515,000	5.125%, 05/01/27	512,322
315,000	4.500%, 08/15/30	294,960
300,000	6.375%, 09/01/29	303,351
266,000	4.250%, 02/01/31	241,150
130,000	5.000%, 02/01/28	128,756
130,000	4.750%, 02/01/32	117,797
260,000	Century Communities, Inc.* 6.625%, 09/15/33	259,558
132,000	Churchill Downs, Inc.* 6.750%, 05/01/31	135,304
130,000	5.750%, 04/01/30	130,417
195,000	Clarios Global LP/Clarios U.S. Finance Co.* 6.750%, 09/15/32	200,456
260,000	Dana, Inc. 4.500%, 02/15/32^	254,652
220,000	4.250%, 09/01/30	217,096
140,000	DISH DBS Corp. 5.125%, 06/01/29	121,093
101,000	7.375%, 07/01/28	94,458
265,000	DISH Network Corp.* 11.750%, 11/15/27	279,032
400,000	Empire Resorts, Inc.* 7.750%, 11/01/26	397,692
275,000	Ford Motor Co. 6.100%, 08/19/32	282,593
425,000	Ford Motor Credit Co. LLC 4.000%, 11/13/30	399,130
340,000	7.200%, 06/10/30	364,116
PRINCIPAL AMOUNT		VALUE
135,000	General Motors Co. 5.200%, 04/01/45	$122,675
260,000	goeasy Ltd.* 6.875%, 02/15/31	254,259
237,000	7.625%, 07/01/29	239,126
195,000	9.250%, 12/01/28	202,248
400,000	Goodyear Tire & Rubber Co.^ 5.625%, 04/30/33	361,720
140,000	5.250%, 07/15/31	127,589
155,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	158,531
114,000	4.000%, 08/15/28	110,725
170,870	Guitar Center, Inc. 11.000%, 08/19/32	51,261
52,320	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	52,974
166,000	Kohl's Corp. 5.550%, 07/17/45	107,805
265,000	Liberty Interactive LLC 8.250%, 02/01/30	22,944
260,000	Life Time, Inc.* 6.000%, 11/15/31	263,619
195,000	Light & Wonder International, Inc.* 6.250%, 10/01/33	194,444
260,000	Lindblad Expeditions LLC* 7.000%, 09/15/30	265,015
130,000	Lithia Motors, Inc.* 5.500%, 10/01/30	130,324
175,000	M/I Homes, Inc. 3.950%, 02/15/30	166,806
330,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	238,715
175,000	6.700%, 07/15/34*	164,979
510,000	MGM Resorts International^ 6.500%, 04/15/32	518,257
332,000	Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp.* 4.875%, 05/01/29	322,525
146,000	NCL Corp. Ltd.* 6.250%, 09/15/33	147,599
130,000	5.875%, 01/15/31	130,066
130,000	Newell Brands, Inc. 8.500%, 06/01/28*	133,842
130,000	6.625%, 05/15/32^	122,883
130,000	6.375%, 05/15/30^	123,678
260,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	257,894
239,000	Patrick Industries, Inc.* 4.750%, 05/01/29	235,298
130,000	6.375%, 11/01/32	132,539
305,000	Penn Entertainment, Inc.* 4.125%, 07/01/29	284,333

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
365,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.* 5.625%, 09/01/29	$218,978
135,000	QVC, Inc. 5.450%, 08/15/34	60,039
130,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	136,042
448,000	Rite Aid Corp. 0.000%, 11/15/26*@	—
87,565	15.000%, 08/30/31@	438
81,390	0.000%, 10/18/25*	—
63,817	15.000%, 08/30/31@	319
29,415	0.000%, 08/30/31*@!!	2,206
27,717	0.000%, 08/30/34	—
260,000	Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.* 6.625%, 02/01/33	262,972
260,000	Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.* 6.250%, 10/15/30	262,093
146,250	Saks Global Enterprises LLC* 11.000%, 12/15/29	53,393
62,931	SGUS LLC* 11.000%, 12/15/29	54,557
240,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./ Simmons Feed* 4.625%, 03/01/29	230,198
395,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	396,035
207,000	Six Flags Entertainment Corp./Canada's Wonderland Co./Magnum Management Corp.^ 5.250%, 07/15/29	199,198
173,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	168,447
193,000	Speedway Motorsports LLC/Speedway Funding II, Inc.* 4.875%, 11/01/27	192,058
195,000	Staples, Inc.* 10.750%, 09/01/29	190,417
275,000	Station Casinos LLC* 4.500%, 02/15/28	270,820
260,000	STL Holding Co. LLC* 8.750%, 02/15/29	272,789
65,000	Viking Cruises Ltd.* 9.125%, 07/15/31	69,688
130,000	Voyager Parent LLC* 9.250%, 07/01/32	136,535
260,000	Whirlpool Corp. 6.500%, 06/15/33	253,898
130,000	William Carter Co.*†† 7.375%, 02/15/31	129,618
250,000	ZF North America Capital, Inc.* 7.500%, 03/24/31	239,315
		18,264,138
PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.7%)
440,000	Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC* 4.625%, 01/15/27	$439,164
195,000	5.875%, 02/15/28	195,310
65,000	6.250%, 03/15/33	66,916
32,000	5.750%, 03/31/34††	32,149
32,000	5.500%, 03/31/31††	32,261
255,000	Amneal Pharmaceuticals LLC* 6.875%, 08/01/32	267,378
130,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.* 8.375%, 06/15/32	133,503
130,000	Brink's Co.* 6.750%, 06/15/32	135,162
130,000	6.500%, 06/15/29	134,023
305,000	Central Garden & Pet Co.* 4.125%, 04/30/31	286,026
304,000	Edgewell Personal Care Co.* 4.125%, 04/01/29	289,074
305,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	293,017
73,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL^ 5.750%, 04/01/33	76,101
232,523	MPH Acquisition Holdings LLC* 6.750%, 03/31/31 0.75% PIK Rate	199,786
109,200	5.750%, 12/31/30	99,252
177,000	New Albertsons LP 7.750%, 06/15/26	180,310
261,000	Performance Food Group, Inc.* 4.250%, 08/01/29	254,833
65,000	6.125%, 09/15/32	66,788
210,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	203,410
260,000	Post Holdings, Inc.* 6.250%, 02/15/32	267,506
227,000	6.375%, 03/01/33	230,732
252,000	Prestige Brands, Inc.* 3.750%, 04/01/31	234,136
195,000	RR Donnelley & Sons Co.* 9.500%, 08/01/29	200,093
240,000	United Natural Foods, Inc.* 6.750%, 10/15/28	240,242
		4,557,172
	Energy (1.9%)
260,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp.* 6.625%, 10/15/32	265,291
130,000	6.625%, 07/15/33	132,308
197,000	Buckeye Partners LP 6.750%, 02/01/30*	206,113
135,000	5.850%, 11/15/43	126,887
98,000	6.875%, 07/01/29*	101,844

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
261,000	Civitas Resources, Inc.* 8.750%, 07/01/31	$268,389
130,000	9.625%, 06/15/33	139,439
200,000	Continental Resources, Inc. 4.900%, 06/01/44	162,024
195,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 yr. CMT + 3.12%	207,572
130,000	7.200%, 06/27/54 5 yr. CMT + 2.97%	139,224
250,000	Energy Transfer LP‡ 7.133%, 11/01/66^ 3 mo. USD Term SOFR + 3.28%	249,910
197,000	6.500%, 11/15/26 5 yr. CMT + 5.69%	198,174
130,000	7.125%, 10/01/54^ 5 yr. CMT + 2.83%	134,659
196,000	Genesis Energy LP/Genesis Energy Finance Corp. 8.875%, 04/15/30	207,168
130,000	8.000%, 05/15/33	134,666
365,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	373,242
260,000	Howard Midstream Energy Partners LLC* 7.375%, 07/15/32	272,883
260,000	Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.* 6.875%, 12/01/32	264,573
263,000	Matador Resources Co.* 6.500%, 04/15/32	265,725
276,000	Nabors Industries, Inc.*^ 9.125%, 01/31/30	290,186
195,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	30,231
275,000	Oceaneering International, Inc. 6.000%, 02/01/28	276,906
168,000	ONEOK, Inc.*µ 6.500%, 09/01/30	179,809
390,000	Parkland Corp.* 6.625%, 08/15/32	397,465
246,000	Permian Resources Operating LLC* 7.000%, 01/15/32	255,397
65,000	6.250%, 02/01/33	66,217
130,000	Phillips 66 Co.‡ 5.875%, 03/15/56 5 yr. CMT + 2.28%	129,401
270,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	270,548
260,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	271,216
357,000	Summit Midstream Holdings LLC* 8.625%, 10/31/29	363,580
PRINCIPAL AMOUNT		VALUE
260,000	Sunoco LP* 6.250%, 07/01/33	$266,024
195,000	7.875%, 09/18/30‡ 5 yr. CMT + 4.23%	198,457
260,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.* 6.750%, 03/15/34	258,245
430,000	TGNR Intermediate Holdings LLC* 5.500%, 10/15/29	417,074
390,000	Transocean International Ltd.* 8.250%, 05/15/29	392,586
195,000	7.875%, 10/15/32	200,998
65,000	Venture Global Calcasieu Pass LLC* 4.125%, 08/15/31	60,151
65,000	3.875%, 08/15/29	61,604
592,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 yr. CMT + 5.44%	553,810
330,000	8.375%, 06/01/31	338,986
200,000	8.125%, 06/01/28	206,156
137,000	7.000%, 01/15/30^	138,756
135,000	9.875%, 02/01/32^	144,258
135,000	9.500%, 02/01/29	145,452
260,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	272,472
32,000	6.750%, 01/15/36	33,917
260,000	Vital Energy, Inc. 9.750%, 10/15/30	267,813
275,000	VOC Escrow Ltd.* 5.000%, 02/15/28	274,697
260,000	WBI Operating LLC* 6.500%, 10/15/33	260,047
130,000	6.250%, 10/15/30	129,810
260,000	Weatherford International Ltd.* 6.750%, 10/15/33	265,889
357,000	Wildfire Intermediate Holdings LLC* 7.500%, 10/15/29	357,186
		11,625,435
	Financials (2.1%)
222,000	Acrisure LLC/Acrisure Finance, Inc.* 8.250%, 02/01/29	231,473
250,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust‡^ 6.950%, 03/10/55 5 yr. CMT + 2.72%	263,385
260,000	Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer* 7.375%, 10/01/32	268,874
260,000	6.500%, 10/01/31	267,147
367,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	360,119
125,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	116,524

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
268,000	AmWINS Group, Inc.* 4.875%, 06/30/29	$259,089
130,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.* 7.500%, 07/15/33	134,219
260,000	Azorra Finance Ltd.* 7.250%, 01/15/31	272,626
260,000	Baldwin Insurance Group Holdings LLC/ Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	267,176
260,000	Blackstone Mortgage Trust, Inc.* 7.750%, 12/01/29	274,063
275,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	291,657
130,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	141,362
97,000	6.125%, 01/15/31	97,459
320,000	Bread Financial Holdings, Inc.*‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	327,046
463,000	Broadstreet Partners Group LLC* 5.875%, 04/15/29	461,352
205,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC* 4.500%, 04/01/27	202,040
200,000	Burford Capital Global Finance LLC* 6.875%, 04/15/30	199,082
130,000	Citigroup, Inc.‡ 6.875%, 08/15/30	133,836
255,000	Corebridge Financial, Inc.‡^ 6.375%, 09/15/54 5 yr. CMT + 2.65%	263,020
180,000	Credit Acceptance Corp.* 9.250%, 12/15/28	188,840
116,000	6.625%, 03/15/30	115,910
260,000	CrossCountry Intermediate HoldCo LLC* 6.500%, 10/01/30	262,759
265,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	283,966
130,000	Enstar Group Ltd.*‡^ 7.500%, 04/01/45 5 yr. CMT + 3.19%	135,973
65,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	66,791
300,000	GGAM Finance Ltd.* 8.000%, 02/15/27	307,356
130,000	5.875%, 03/15/30	132,167
398,000	HUB International Ltd.* 5.625%, 12/01/29	397,196
195,000	7.375%, 01/31/32	202,248
420,000	Iron Mountain, Inc.* 5.250%, 03/15/28	419,966
PRINCIPAL AMOUNT		VALUE
260,000	Jefferies Finance LLC/JFIN Co-Issuer Corp.* 5.000%, 08/15/28	$246,376
200,000	6.625%, 10/15/31	197,292
292,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.* 7.000%, 07/15/31	306,620
140,000	Level 3 Financing, Inc.* 3.875%, 10/15/30	126,164
195,000	MetLife, Inc. 6.400%, 12/15/66	205,959
130,000	Newmark Group, Inc. 7.500%, 01/12/29	139,317
130,000	OneMain Finance Corp. 7.500%, 05/15/31	135,893
130,000	6.500%, 03/15/33	129,874
255,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer* 7.000%, 02/01/30	261,495
325,000	Provident Funding Associates LP/PFG Finance Corp.* 9.750%, 09/15/29	342,644
265,000	RHP Hotel Properties LP/RHP Finance Corp.* 6.500%, 04/01/32	272,693
195,000	Rocket Cos., Inc.* 6.375%, 08/01/33	203,434
129,000	6.125%, 08/01/30	133,239
251,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	236,236
255,000	Service Properties Trust 8.375%, 06/15/29	253,886
260,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	265,863
130,000	6.500%, 07/01/30	135,368
64,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	66,159
325,000	StoneX Group, Inc.* 7.875%, 03/01/31	344,740
260,000	TrueNoord Capital DAC* 8.750%, 03/01/30	274,037
310,000	United Wholesale Mortgage LLC* 5.500%, 04/15/29	305,415
135,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC*^ 6.500%, 02/15/29	126,360
130,000	UWM Holdings LLC* 6.250%, 03/15/31	129,877
130,000	VFH Parent LLC/Valor Co-Issuer, Inc.* 7.500%, 06/15/31	136,094
260,000	XHR LP* 6.625%, 05/15/30	265,842
		12,585,598

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Health Care (0.9%)
260,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	$269,274
533,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30^	448,402
197,000	10.875%, 01/15/32	212,344
146,000	6.875%, 04/15/29^	132,459
33,000	5.250%, 05/15/30	30,958
313,000	DaVita, Inc.* 3.750%, 02/15/31	287,744
291,000	4.625%, 06/01/30	281,155
255,000	6.875%, 09/01/32	264,346
195,000	Embecta Corp.* 5.000%, 02/15/30^	185,084
67,000	6.750%, 02/15/30	66,301
130,000	Encompass Health Corp. 4.750%, 02/01/30	128,558
130,000	4.500%, 02/01/28	129,084
257,000	HCA, Inc. 7.500%, 11/06/33	297,786
146,000	IQVIA, Inc.* 6.250%, 06/01/32	152,206
401,000	Medline Borrower LP* 5.250%, 10/01/29	399,592
335,000	3.875%, 04/01/29	325,556
33,000	Medline Borrower LP/Medline Co-Issuer, Inc.* 6.250%, 04/01/29	33,977
490,000	Organon & Co./Organon Foreign Debt Co-Issuer BV* 5.125%, 04/30/31^	376,438
200,000	4.125%, 04/30/28	190,306
625,000	Tenet Healthcare Corp. 6.250%, 02/01/27	626,250
375,000	6.875%, 11/15/31	407,659
335,000	Teva Pharmaceutical Finance Netherlands III BV^ 5.125%, 05/09/29	337,255
		5,582,734
	Industrials (1.4%)
293,000	AAR Escrow Issuer LLC* 6.750%, 03/15/29	302,675
300,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	267,492
265,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 yr. CMT + 3.15%	255,388
65,000	4.650%, 06/15/26 5 yr. CMT + 4.08%	64,176
146,000	Arcosa, Inc.* 4.375%, 04/15/29	142,178
130,000	6.875%, 08/15/32	136,100
751,669	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK Rate	9,433
PRINCIPAL AMOUNT		VALUE
130,000	Bombardier, Inc.* 8.750%, 11/15/30	$140,429
95,000	7.000%, 06/01/32^	99,789
81,000	7.250%, 07/01/31^	86,037
65,000	6.750%, 06/15/33	68,264
8,000	7.875%, 04/15/27	8,029
261,000	BWX Technologies, Inc.* 4.125%, 04/15/29	254,791
405,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	414,339
68,000	Delta Air Lines, Inc./SkyMiles IP Ltd.*µ 4.750%, 10/20/28	68,488
350,000	Deluxe Corp.* 8.000%, 06/01/29^	347,105
65,000	8.125%, 09/15/29	68,195
130,000	Energizer Holdings, Inc.* 6.000%, 09/15/33	125,939
145,000	EnerSys* 4.375%, 12/15/27	143,382
135,000	6.625%, 01/15/32	138,866
160,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	161,790
97,000	8.000%, 03/15/33	95,678
261,000	Graham Packaging Co., Inc.* 7.125%, 08/15/28	260,240
175,000	Graphic Packaging International LLC* 4.750%, 07/15/27	174,769
125,000	3.500%, 03/01/29	118,464
290,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	280,749
350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	350,073
130,000	7.250%, 06/15/33	137,169
130,000	7.000%, 06/15/30	136,205
130,000	6.625%, 06/15/29	134,343
195,000	JELD-WEN, Inc.* 7.000%, 09/01/32	161,070
445,000	Ken Garff Automotive LLC* 4.875%, 09/15/28	437,515
170,000	Moog, Inc.* 4.250%, 12/15/27	168,137
272,000	Novelis Corp.* 4.750%, 01/30/30	263,021
260,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	270,026
65,000	Sealed Air Corp.* 6.500%, 07/15/32^	67,316
65,000	5.000%, 04/15/29	64,589
206,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	208,762
65,000	7.250%, 02/15/31	68,226
247,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	229,829
195,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	199,208
60,000	6.500%, 08/15/32	61,751

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
285,000	TransDigm, Inc.* 6.875%, 12/15/30	$296,021
200,000	6.750%, 08/15/28	204,318
100,000	7.125%, 12/01/31	104,624
65,000	6.625%, 03/01/32	67,234
69,169	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	67,177
195,000	Waste Pro USA, Inc.* 7.000%, 02/01/33	203,243
157,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	155,182
130,000	7.375%, 10/01/31	136,141
100,000	6.625%, 06/15/29	103,002
		8,526,967
	Information Technology (0.7%)
130,000	Block, Inc.* 5.625%, 08/15/30	132,059
65,000	6.000%, 08/15/33	66,490
130,000	CACI International, Inc.* 6.375%, 06/15/33	135,231
153,000	Coherent Corp.* 5.000%, 12/15/29	151,626
23,000	Dell International LLC/EMC Corp.µ 6.020%, 06/15/26	23,164
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	134,976
97,000	6.000%, 05/15/33	99,078
300,000	KBR, Inc.*^ 4.750%, 09/30/28	295,368
130,000	NCL Corp. Ltd.* 6.750%, 02/01/32	133,713
198,000	ON Semiconductor Corp.* 3.875%, 09/01/28	192,886
135,000	Open Text Corp.* 6.900%, 12/01/27	140,654
98,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	91,362
65,000	4.125%, 02/15/30	62,160
230,000	Playtika Holding Corp.* 4.250%, 03/15/29	207,846
370,000	TTM Technologies, Inc.* 4.000%, 03/01/29	357,753
185,000	Twilio, Inc. 3.625%, 03/15/29	177,927
66,000	3.875%, 03/15/31	62,586
97,000	UKG, Inc.* 6.875%, 02/01/31	99,860
390,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	368,515
1,178,123	Wolfspeed, Inc. 7.000%, 06/15/31	1,000,580
PRINCIPAL AMOUNT		VALUE
260,000	Zebra Technologies Corp.* 6.500%, 06/01/32	$269,716
300,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.* 3.875%, 02/01/29	283,110
		4,486,660
	Materials (0.8%)
260,000	Avient Corp.* 6.250%, 11/01/31	265,639
260,000	Capstone Copper Corp.* 6.750%, 03/31/33	269,407
130,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	130,740
260,000	Century Aluminum Co.* 6.875%, 08/01/32	267,142
220,000	Chemours Co.* 8.000%, 01/15/33^	212,599
65,000	4.625%, 11/15/29	57,533
485,000	Clearwater Paper Corp.* 4.750%, 08/15/28	455,720
250,000	Constellium SE*^ 6.375%, 08/15/32	257,397
395,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	383,403
260,000	JW Aluminum Continuous Cast Co.* 10.250%, 04/01/30	267,452
130,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	129,588
265,000	Knife River Corp.* 7.750%, 05/01/31	277,678
279,000	Mercer International, Inc.^ 5.125%, 02/01/29	180,502
133,000	12.875%, 10/01/28*	110,990
260,000	Qnity Electronics, Inc.* 6.250%, 08/15/33	267,267
305,000	Silgan Holdings, Inc. 4.125%, 02/01/28	299,324
260,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	259,938
260,000	Terex Corp.* 6.250%, 10/15/32	264,373
112,958	Trinseo Luxco Finance SPV SARL/ Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	39,714
255,000	WR Grace Holdings LLC* 6.625%, 08/15/32	246,590
		4,642,996
	Other (0.5%)
355,000	1261229 BC Ltd.* 10.000%, 04/15/32	371,586

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
260,000	Alumina Pty. Ltd.* 6.375%, 09/15/32	$269,233
104,792	Claritev Corp.* 6.750%, 03/31/31 0.75% PIK Rate	83,915
471,000	EchoStar Corp. 10.750%, 11/30/29	518,830
271,019	6.750%, 11/30/30 6.75% Cash or PIK	279,944
140,000	Gen Digital, Inc.* 6.750%, 09/30/27	142,332
195,000	Mohegan Tribal Gaming Authority/ MS Digital Entertainment Holdings LLC* 8.250%, 04/15/30	202,484
260,000	New Gold, Inc.* 6.875%, 04/01/32	271,788
260,000	Olin Corp.* 6.625%, 04/01/33	258,003
130,000	Reinsurance Group of America, Inc.‡^ 6.650%, 09/15/55 5 yr. CMT + 2.39%	136,144
260,000	Rfna LP*^ 7.875%, 02/15/30	259,152
260,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	275,265
		3,068,676
	Real Estate (0.1%)
130,000	Forestar Group, Inc.* 6.500%, 03/15/33	133,393
170,000	Global Net Lease, Inc.*^ 4.500%, 09/30/28	167,175
203,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP*µ 3.750%, 12/15/27	196,991
		497,559
	Special Purpose Acquisition Companies (0.1%)
65,000	Clydesdale Acquisition Holdings, Inc.* 6.750%, 04/15/32	65,254
260,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30^	241,231
131,000	4.625%, 01/15/29	125,371
		431,856
	Utilities (0.2%)
130,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55 5 yr. CMT + 2.21%	135,720
265,000	Duke Energy Corp.‡ 6.450%, 09/01/54 5 yr. CMT + 2.59%	280,701
200,000	Entergy Corp.‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	210,532
PRINCIPAL AMOUNT		VALUE
200,000	Evergy, Inc.‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	$205,844
191,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	199,555
97,000	PPL Capital Funding, Inc.‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	95,640
125,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	126,515
65,000	8.000%, 10/15/26 5 yr. CMT + 6.93%	66,689
		1,321,196
	TOTAL CORPORATE BONDS (Cost $88,406,586)	83,469,311
CONVERTIBLE BONDS (112.9%)
	Communication Services (14.7%)
5,000,000	AST SpaceMobile, Inc.* 2.375%, 10/15/32	7,055,250
3,750,000	2.000%, 01/15/36	3,992,213
13,250,000	DoorDash, Inc.* 0.000%, 05/15/30	14,643,900
7,750,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	9,955,572
7,250,000	Live Nation Entertainment, Inc.*µ 2.875%, 01/15/30	7,738,722
3,750,000	Lyft, Inc.*µ 0.000%, 09/15/30	4,377,900
3,500,000	MakeMyTrip Ltd.* 0.000%, 07/01/30	3,375,225
14,000,000	Snap, Inc.µ 0.500%, 05/01/30	12,164,180
12,000,000	Uber Technologies, Inc.µ 0.875%, 12/01/28	17,532,240
8,257,000	Uber Technologies, Inc. (Aurora Innovation, Inc.)*µ§ 0.000%, 05/15/28	8,744,246
		89,579,448
	Consumer Discretionary (10.1%)
10,000,000	Alibaba Group Holding Ltd. 0.500%, 06/01/31	17,683,000
9,750,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	8,691,442
3,500,000	Etsy, Inc.*µ 1.000%, 06/15/30	3,735,865
3,000,000	Lucid Group, Inc.*µ 5.000%, 04/01/30	2,427,960
9,000,000	Marriott Vacations Worldwide Corp.µ 3.250%, 12/15/27	8,587,980
3,750,000	NCL Corp. Ltd.*µ 0.750%, 09/15/30	3,605,963
See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
10,000,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	$9,800,700
3,000,000	Wayfair, Inc. 3.500%, 11/15/28	7,067,670
		61,600,580
	Consumer Staples (2.7%)
3,750,000	Alnylam Pharmaceuticals, Inc.*µ 0.000%, 09/15/28	3,752,662
3,975,000	Enovis Corp. 3.875%, 10/15/28	3,974,722
3,250,000	Jazz Investments I Ltd.µ 3.125%, 09/15/30	3,963,212
1,575,000	KalVista Pharmaceuticals, Inc.* 3.250%, 10/01/31	1,606,784
3,500,000	Oddity Finance LLC*µ 0.000%, 06/15/30	3,098,795
		16,396,175
	Energy (0.8%)
1,957,000	Kosmos Energy Ltd. 3.125%, 03/15/30	1,227,685
130,000	Nabors Industries, Inc. 1.750%, 06/15/29	101,542
3,750,000	Northern Oil & Gas, Inc.µ 3.625%, 04/15/29	3,641,100
9,600,000	SunEdison, Inc.*@ 0.000%, 01/15/20	38,400
		5,008,727
	Financials (7.2%)
3,750,000	Affirm Holdings, Inc.*µ 0.750%, 12/15/29	4,085,738
6,250,000	Barclays Bank PLC (Microsoft Corp.)§ 1.000%, 02/16/29	7,088,937
5,500,000	Cipher Mining, Inc.* 0.000%, 10/01/31	7,824,575
9,500,000	Coinbase Global, Inc.* 0.000%, 10/01/32	10,638,385
4,266,000	Galaxy Digital Holdings LP* 0.500%, 05/01/31	4,213,955
2,531,000	IREN Ltd.* 0.000%, 07/01/31	2,680,329
1,020,000	Terawulf, Inc.* 0.000%, 05/01/32	1,057,526
3,250,000	Upstart Holdings, Inc.* 0.000%, 02/15/32	2,768,025
3,500,000	WisdomTree, Inc.* 4.625%, 08/15/30	3,594,640
		43,952,110
	Health Care (7.5%)
7,000,000	Alphatec Holdings, Inc.* 0.750%, 03/15/30	9,978,080
PRINCIPAL AMOUNT		VALUE
5,000,000	Exact Sciences Corp.*µ 2.000%, 03/01/30	$5,610,550
3,750,000	Haemonetics Corp.µ 2.500%, 06/01/29	3,509,400
6,750,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	7,478,595
3,750,000	Ionis Pharmaceuticals, Inc.^ 1.750%, 06/15/28	5,708,662
1,250,000	Jazz Investments I Ltd. 2.000%, 06/15/26	1,341,500
2,439,000	Lantheus Holdings, Inc.µ 2.625%, 12/15/27	2,706,363
3,500,000	Ligand Pharmaceuticals, Inc.* 0.750%, 10/01/30	4,105,850
2,500,000	Merit Medical Systems, Inc.*^ 3.000%, 02/01/29	3,026,100
1,750,000	Tempus AI, Inc.* 0.750%, 07/15/30	2,381,978
		45,847,078
	Industrials (6.4%)
6,500,000	AeroVironment, Inc. 0.000%, 07/15/30	9,104,875
1,150,000	Axon Enterprise, Inc. 0.500%, 12/15/27	3,684,968
2,687,000	Bloom Energy Corp. 0.000%, 11/15/30*††	2,731,094
2,000,000	3.000%, 06/01/28	14,110,820
4,250,000	Fluor Corp.^ 1.125%, 08/15/29	5,482,202
3,500,000	Tetra Tech, Inc. 2.250%, 08/15/28	3,738,105
		38,852,064
	Information Technology (51.6%)
5,500,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	8,790,045
3,750,000	Akamai Technologies, Inc.µ 0.375%, 09/01/27	3,613,650
2,750,000	Alignment Healthcare, Inc.* 4.250%, 11/15/29	3,826,680
2,750,000	Alkami Technology, Inc.* 1.500%, 03/15/30	2,722,198
7,500,000	Bill Holdings, Inc.*µ 0.000%, 04/01/30	6,654,975
8,704,000	Cloudflare, Inc.* 0.000%, 06/15/30	10,866,074
3,750,000	Commvault Systems, Inc.*µ 0.000%, 09/15/30	3,428,775
3,250,000	Core Scientific, Inc.* 0.000%, 06/15/31	4,163,283
1,250,000	3.000%, 09/01/29^	2,663,500
13,500,000	CyberArk Software Ltd.* 0.000%, 06/15/30	15,776,775

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
7,500,000	Datadog, Inc.*µ 0.000%, 12/01/29	$7,962,075
7,250,000	Guidewire Software, Inc.*^ 1.250%, 11/01/29	8,584,507
2,250,000	IREN Ltd.* 3.250%, 06/15/30	8,409,713
3,250,000	Itron, Inc. 1.375%, 07/15/30	3,351,920
12,750,000	Lumentum Holdings, Inc.*^ 0.375%, 03/15/32	16,882,147
7,000,000	MACOM Technology Solutions Holdings, Inc.*^ 0.000%, 12/15/29	7,791,630
4,000,000	MARA Holdings, Inc.* 0.000%, 08/01/32	4,385,320
6,250,000	Mirion Technologies, Inc.* 0.250%, 06/01/30	9,024,187
13,750,000	MKS, Inc.µ 1.250%, 06/01/30	16,488,587
7,250,000	Nebius Group NV* 1.000%, 09/15/30	9,254,625
3,500,000	Nutanix, Inc.*µ 0.500%, 12/15/29	3,861,830
15,000,000	ON Semiconductor Corp.µ 0.500%, 03/01/29	13,935,450
3,750,000	Parsons Corp.^ 2.625%, 03/01/29	4,277,025
2,250,000	Planet Labs PBC* 0.500%, 10/15/30	3,142,080
6,500,000	Rapid7, Inc. 1.250%, 03/15/29	5,857,410
2,125,000	Riot Platforms, Inc.* 0.750%, 01/15/30	3,322,863
3,516,000	Rubrik, Inc.*µ 0.000%, 06/15/30	3,413,122
4,500,000	Seagate HDD Caymanµ 3.500%, 06/01/28	14,091,480
12,750,000	Shift4 Payments, Inc.µ 0.500%, 08/01/27	12,558,877
7,500,000	Snowflake, Inc.^ 0.000%, 10/01/29	13,820,700
5,750,000	Spotify USA, Inc. 0.000%, 03/15/26	7,432,450
14,750,000	Strategy, Inc.*µ 0.000%, 03/01/30	14,538,632
10,750,000	0.000%, 12/01/29	9,390,662
3,000,000	Super Micro Computer, Inc.* 0.000%, 06/15/30	3,534,660
2,000,000	2.250%, 07/15/28µ	2,360,140
5,750,000	Terawulf, Inc.*^ 1.000%, 09/01/31	8,539,900
3,500,000	Tyler Technologies, Inc. 0.250%, 03/15/26	3,659,880
PRINCIPAL AMOUNT		VALUE
3,750,000	Varonis Systems, Inc. 1.000%, 09/15/29	$3,509,850
4,500,000	Western Digital Corp. 3.000%, 11/15/28	18,077,400
3,250,000	Workiva, Inc. 1.250%, 08/15/28	3,236,838
7,750,000	Zscaler, Inc.*µ 0.000%, 07/15/28	8,002,728
		315,204,643
	Materials (3.6%)
5,250,000	Centrus Energy Corp.* 0.000%, 08/15/32	9,275,070
4,500,000	Energy Fuels, Inc.* 0.750%, 11/01/31	5,810,130
2,250,000	MP Materials Corp.* 3.000%, 03/01/30	6,826,747
		21,911,947
	Other (0.6%)
3,750,000	Repligen Corp.µ 1.000%, 12/15/28	3,973,988
	Real Estate (1.3%)
7,250,000	Digital Realty Trust LP*^ 1.875%, 11/15/29	7,663,758
	Utilities (6.4%)
3,750,000	CMS Energy Corp. 3.375%, 05/01/28	4,134,337
6,500,000	Duke Energy Corp. 4.125%, 04/15/26	7,004,010
13,250,000	PPL Capital Funding, Inc.µ 2.875%, 03/15/28	15,041,135
11,500,000	Southern Co. 4.500%, 06/15/27	12,764,770
		38,944,252
	TOTAL CONVERTIBLE BONDS (Cost $628,062,186)	688,934,770
BANK LOANS (2.4%)¡
	Airlines (0.1%)
172,375	Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	173,000
148,789	United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	149,387
		322,387
	Communication Services (0.3%)
130,000	Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	129,884

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
110,052	Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	$88,248
12,316	Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	12,147
128,688	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	128,919
125,611	Clear Channel Outdoor Holdings, Inc.‡ 2024 Term Loan, 8.079%, 08/23/28 1 mo. USD Term SOFR + 4.00%	126,007
234,220	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	221,194
97,212	DirecTV Financing LLC‡ 2024 Term Loan, 9.352%, 08/02/29 3 mo. USD Term SOFR + 5.25%	97,496
22,456	DirecTV Financing LLC‡ Term Loan, 9.102%, 08/02/27 3 mo. USD Term SOFR + 5.00%	22,511
5,207	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	5,217
260,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	260,000
134,325	Sinclair Television Group, Inc.‡ 2025 Term Loan B6, 7.402%, 12/31/29 3 mo. USD Term SOFR + 3.30%	122,782
321,911	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	312,254
260,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	259,459
		1,786,118
	Consumer Discretionary (0.5%)
145,519	American Airlines, Inc.‡ 2025 Term Loan, 6.134%, 04/20/28 3 mo. USD Term SOFR + 2.25%	145,850
139,300	American Airlines, Inc.‡ 2025 Term Loan B, 7.134%, 05/28/32 3 mo. USD Term SOFR + 3.25%	139,996
260,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	261,733
130,000	Boots Group Bidco Ltd.‡ USD Term Loan, 7.705%, 08/30/32 3 mo. USD Term SOFR + 3.50%	130,731
154,545	Caesars Entertainment, Inc.‡ Term Loan B, 6.215%, 02/06/30 1 mo. USD Term SOFR + 2.25%	153,789
PRINCIPAL AMOUNT		VALUE
168,725	Chinos Intermediate Holdings A, Inc.‡ 2024 Term Loan B, 9.840%, 09/26/31 3 mo. USD Term SOFR + 6.00%	$144,640
210,000	Clarios Global LP‡ 2025 USD Term Loan B, 6.715%, 01/28/32 1 mo. USD Term SOFR + 2.75%	210,919
254,363	Flutter Financing BV‡ 2025 Term Loan B, 6.002%, 06/04/32 3 mo. USD Term SOFR + 2.00%	253,514
258,053	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	258,476
188,069	Light & Wonder International, Inc.‡ 2024 Term Loan B2, 6.287%, 04/14/29 1 mo. USD Term SOFR + 2.25%	188,892
113,563	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	115,171
255,000	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	251,812
256,100	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	256,602
260,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	259,622
260,229	Windsor Holdings III LLC‡ 2025 USD Term Loan B, 6.727%, 08/01/30 1 mo. USD Term SOFR + 2.75%	260,447
		3,032,194
	Consumer Staples (0.4%)
277,800	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	280,461
129,675	Avis Budget Car Rental LLC‡ 2025 Term Loan B, 6.465%, 07/16/32 1 mo. USD Term SOFR + 2.50%	128,325
193,050	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	185,425
199,500	Bausch & Lomb Corp.‡ 2025 Term Loan B, 8.215%, 01/15/31 1 mo. USD Term SOFR + 4.25%	200,996
279,300	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	278,080
23,171	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	23,204

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
260,000	Opal Bidco SAS‡ USD 1st Lien Term Loan B, 6.838%, 04/28/32 3 mo. USD Term SOFR + 3.00%	$261,422
330,272	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	331,230
259,350	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	260,142
129,116	United Natural Foods, Inc.‡ 2024 Term Loan, 8.715%, 05/01/31 1 mo. USD Term SOFR + 4.75%	130,084
248,744	Veritiv Corp.‡ Term Loan B, 8.002%, 12/02/30 3 mo. USD Term SOFR + 4.00%	239,551
		2,318,920
	Energy (0.1%)
187,806	New Fortress Energy, Inc.‡ 2025 Incremental Term Loan B, 9.570%, 10/30/28 3 mo. USD Term SOFR + 5.50%	86,391
381,095	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	382,285
		468,676
	Financials (0.3%)
197,006	Acrisure LLC‡ 2025 Term Loan B, 7.215%, 06/21/32 1 mo. USD Term SOFR + 3.25%	197,479
385,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	386,043
201,942	Amynta Agency Borrower, Inc.‡ 2025 Term Loan B, 6.715%, 12/29/31 1 mo. USD Term SOFR + 2.75%	202,509
177,655	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	178,270
322,563	Dragon Buyer, Inc.‡ Term Loan B, 6.752%, 09/30/31 3 mo. USD Term SOFR + 2.75%	323,933
219,070	HUB International Ltd.‡ 2025 Term Loan B, 6.120%, 06/20/30 3 mo. USD Term SOFR + 2.25%	220,038
191,588	Iron Mountain, Inc.‡ 2023 Term Loan B, 5.965%, 01/31/31 1 mo. USD Term SOFR + 2.00%	191,967
181,260	Jazz Financing Lux SARL‡ 2024 1st Lien Term Loan B2, 6.215%, 05/05/28 1 mo. USD Term SOFR + 2.25%	181,902
		1,882,141
PRINCIPAL AMOUNT		VALUE
	Health Care (0.0%)
279,099	Padagis LLC‡ Term Loan B, 8.949%, 07/06/28 3 mo. USD Term SOFR + 4.75%	$243,514
	Industrials (0.4%)
260,244	ACProducts, Inc.‡ 2021 Term Loan B, 8.513%, 05/17/28 3 mo. USD Term SOFR + 4.25%	228,146
173,300	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	173,463
86,700	Blackfin Pipeline LLC! Term Loan B, 7.000%, 09/29/32	86,781
194,513	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	195,363
104,143	Coherent Corp.‡ 2025 Term Loan B2, 5.715%, 07/02/29 1 mo. USD Term SOFR + 1.75%	104,436
347,750	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	346,973
256,757	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	257,479
258,700	Quikrete Holdings, Inc.‡ 2025 Term Loan B, 6.215%, 02/10/32 1 mo. USD Term SOFR + 2.25%	259,307
517,771	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	519,058
		2,171,006
	Information Technology (0.2%)
365,872	Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	363,893
265,615	Camelot U.S. Acquisition LLC‡ 2024 Term Loan B, 6.715%, 01/31/31 1 mo. USD Term SOFR + 2.75%	261,216
388,048	Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	387,042
207,029	SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	207,719
128,700	UKG, Inc.‡ 2024 Term Loan B, 6.338%, 02/10/31 3 mo. USD Term SOFR + 2.50%	128,831
		1,348,701

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Materials (0.1%)
408,808	Ineos U.S. Finance LLC‡ 2023 USD Term Loan B, 7.215%, 02/18/30 1 mo. USD Term SOFR + 3.25%	$352,152
125,000	Qnity Electronics, Inc.! Term Loan B, 0.000%, 08/12/32	125,235
190,337	Trinseo Materials Operating SCA‡ 2021 Term Loan B2, 6.961%, 05/03/28 3 mo. USD Term SOFR + 2.50%	36,025
		513,412
	Other (0.0%)
130,000	Windstream Services LLC‡ 2024 Term Loan B, 8.815%, 10/01/31 1 mo. USD Term SOFR + 4.75%	129,675
	Special Purpose Acquisition Company (0.0%)
113,867	Clydesdale Acquisition Holdings, Inc.‡ Term Loan B, 7.140%, 04/13/29 1 mo. USD Term SOFR + 3.18%	113,927
	TOTAL BANK LOANS (Cost $14,690,088)	14,330,671
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (12.3%)
	Financials (4.4%)
72,795	Apollo Global Management, Inc. 6.750%, 07/31/26	4,756,426
142,880	ARES Management Corp. 6.750%, 10/01/27	6,756,795
7,055	Bank of America Corp.‡‡‡ 7.250%	8,896,355
129,410	KKR & Co., Inc. 6.250%, 03/01/28	6,343,678
		26,753,254
	Industrials (4.1%)
329,445	Boeing Co. 6.000%, 10/15/27	21,321,680
68,335	QXO, Inc. 5.500%, 05/15/28	3,488,502
		24,810,182
	Information Technology (2.4%)
127,995	Hewlett Packard Enterprise Co. 7.625%, 09/01/27	8,649,902
100,120	Microchip Technology, Inc.^ 7.500%, 03/15/28	5,796,948
		14,446,850
	Materials (0.8%)
114,980	Albemarle Corp. 7.250%, 03/01/27	5,085,565
PRINCIPAL AMOUNT		VALUE
	Utilities (0.6%)
73,485	NextEra Energy, Inc. 7.299%, 06/01/27	$3,860,167
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $79,460,397)	74,956,018
COMMON STOCKS (1.7%)
	Communication Services (0.0%)
5,620	Altice USA, Inc. - Class Aµ#	12,532
4,890	Audacy, Inc.#	36,675
1,888	Cumulus Media, Inc. - Class A#	255
		49,462
	Consumer Discretionary (0.0%)
408	Rite Aid Corp.#	408
	Energy (0.1%)
1,100	Cheniere Energy Partners LP	57,387
15,585	Energy Transfer LP	262,295
7,135	Enterprise Products Partners LP	219,687
1,881	EP Energy Corp.#	3,057
		542,426
	Information Technology (0.4%)
97,515	Wolfspeed, Inc.#	2,566,595
	Utilities (1.2%)
89,169	NextEra Energy, Inc.µ	7,258,357
	TOTAL COMMON STOCKS (Cost $16,339,231)	10,417,248
PREFERRED STOCKS (0.0%)
	Communication Services (0.0%)
6,920	Qwest Corp. 6.500%, 09/01/56	136,670
2,160	T-Mobile USA, Inc.µ 6.250%, 09/01/69	53,935
1,789	5.500%, 03/01/70	41,523
204	5.500%, 06/01/70	4,704
2,091	Telephone & Data Systems, Inc. 6.625%, 03/31/26	42,113
	TOTAL PREFERRED STOCKS (Cost $251,875)	278,945
WARRANTS (0.0%)#
	Communication Services (0.0%)
850	Audacy Capital Corp. 09/30/28, Strike $1.00	—
142	Audacy Capital Corp. 09/30/28, Strike $1.00	—
		—

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Energy (0.0%)
13,522	Mcdermott International Ltd. 06/30/27, Strike $15.98	$2
12,170	Mcdermott International Ltd. 06/30/27, Strike $12.33	1
		3
	TOTAL WARRANTS (Cost $5,195)	3
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (0.0%)#
	Information Technology (0.0%)
60 3,106,860	Microsoft Corp. Call, 05/15/26, Strike $540.00	211,500
	Other (0.0%)
525 35,808,150	SPDR® S&P 500® ETF Trust Put, 11/28/25, Strike $550.00	16,537
	TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $1,002,407)	228,037
	TOTAL INVESTMENTS (143.0%) (Cost $828,423,845)	872,823,962
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.0%)		(91,750,000)
LIABILITIES, LESS OTHER ASSETS (-28.0%)		(170,712,902)
NET ASSETS (100.0%)		$610,361,060

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $258,528,380.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	12/01/2024	$28,246
TOTAL		$28,246

††  When-issued security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡  Perpetual maturity.

#  Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$208,959	$—	$208,959
Corporate Bonds	—	83,469,311	—	83,469,311
Convertible Bonds	—	688,934,770	—	688,934,770
Bank Loans	—	14,330,671	—	14,330,671
Convertible Preferred Stocks	74,956,018	—	—	74,956,018
Common Stocks	10,377,108	40,140	—	10,417,248
Preferred Stocks	278,945	—	—	278,945
Warrants	—	3	—	3
Exchange-Traded Purchased Options	228,037	—	—	228,037
Total	$85,840,108	$786,983,854	$—	$872,823,962

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
170,000	SVC ABS LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $162,789)	$165,223
CORPORATE BONDS (12.1%)
	Airlines (0.1%)
158,095	Alaska Airlines Pass-Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	158,709
187,610	American Airlines Pass-Through Trust Series 2021-1, Class B 3.950%, 01/11/32	179,499
164,220	British Airways Pass-Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	158,630
188,850	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	190,162
		687,000
	Communication Services (1.0%)
160,000	Altice France SA* 6.875%, 07/15/32	153,851
260,000	APi Group DE, Inc.* 4.750%, 10/15/29	255,307
80,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	84,120
195,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	195,507
115,000	Clear Channel Outdoor Holdings, Inc.* 7.500%, 03/15/33	120,446
105,000	7.875%, 04/01/30	110,168
400,000	CSC Holdings LLC* 4.625%, 12/01/30	143,236
335,000	4.500%, 11/15/31	205,650
79,000	Directv Financing LLC* 8.875%, 02/01/30	78,640
83,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	83,011
325,000	Frontier California, Inc. 6.750%, 05/15/27	331,630
54,000	Frontier Communications Holdings LLC* 8.750%, 05/15/30	56,493
352,000	Frontier Florida LLC 6.860%, 02/01/28	366,312
330,000	Frontier North, Inc. 6.730%, 02/15/28	341,524
PRINCIPAL AMOUNT		VALUE
195,000	Go Daddy Operating Co. LLC/ GD Finance Co., Inc.* 3.500%, 03/01/29	$185,970
110,000	Gray Media, Inc.* 5.375%, 11/15/31	76,562
105,000	7.250%, 08/15/33	102,994
215,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	211,538
108,000	iHeartCommunications, Inc.* 10.875%, 05/01/30	77,894
71,200	7.750%, 08/15/30	59,917
52,000	Level 3 Financing, Inc.* 7.000%, 03/31/34	53,467
160,000	Lumen Technologies, Inc. 7.600%, 09/15/39	159,080
152,500	10.000%, 10/15/32*	154,298
205,000	Paramount Global 4.900%, 08/15/44	162,514
190,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	203,520
135,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	141,419
111,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	100,432
56,000	5.375%, 01/15/31	39,017
105,000	Sinclair Television Group, Inc.* 8.125%, 02/15/33	107,188
264,000	Sirius XM Radio LLC* 3.875%, 09/01/31^	239,667
120,000	5.500%, 07/01/29^	120,186
110,000	3.125%, 09/01/26	109,140
75,000	T-Mobile USA, Inc.^ 6.700%, 12/15/33	83,911
110,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	113,789
160,000	Time Warner Cable LLC 6.550%, 05/01/37	164,026
85,000	7.300%, 07/01/38	91,745
105,000	Univision Communications, Inc.* 8.500%, 07/31/31	107,616
105,000	8.000%, 08/15/28	108,198
13,000	Versant Media Group, Inc.* 7.250%, 01/30/31	13,264
110,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	88,330
55,000	4.279%, 03/15/32^	50,472
		5,652,049
	Consumer Discretionary (2.7%)
310,000	Adams Homes, Inc.* 9.250%, 10/15/28	322,316
175,000	Adient Global Holdings Ltd.* 8.250%, 04/15/31^	182,886
105,000	7.500%, 02/15/33	108,613

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
93,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	$94,189
52,000	7.375%, 08/01/33	52,693
210,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	210,867
105,000	7.750%, 10/15/33	105,211
275,000	Aptiv Swiss Holdings Ltd.‡ 6.875%, 12/15/54 5 yr. CMT + 3.39%	281,231
190,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	180,453
105,000	6.875%, 08/01/33	105,315
292,000	Bath & Body Works, Inc. 6.694%, 01/15/27	298,477
165,000	6.875%, 11/01/35	172,598
145,000	6.625%, 10/01/30*	149,053
182,000	Caesars Entertainment, Inc.*^ 6.000%, 10/15/32	173,757
136,000	4.625%, 10/15/29	128,067
210,000	Carnival Corp.* 6.125%, 02/15/33	216,691
105,000	4.000%, 08/01/28	103,344
460,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30	437,175
425,000	5.125%, 05/01/27	422,790
250,000	6.375%, 09/01/29	252,792
215,000	4.250%, 02/01/31	194,915
125,000	5.000%, 02/01/28	123,804
125,000	4.500%, 08/15/30	117,048
108,000	4.750%, 02/01/32^	97,862
210,000	Century Communities, Inc.* 6.625%, 09/15/33	209,643
108,000	Churchill Downs, Inc.* 5.750%, 04/01/30	108,347
105,000	6.750%, 05/01/31	107,628
157,000	Clarios Global LP/ Clarios U.S. Finance Co.* 6.750%, 09/15/32	161,393
216,000	Dana, Inc. 4.500%, 02/15/32^	211,557
175,000	4.250%, 09/01/30	172,690
102,000	DISH DBS Corp. 5.125%, 06/01/29	88,225
80,000	7.375%, 07/01/28	74,818
220,000	DISH Network Corp.* 11.750%, 11/15/27	231,649
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	198,846
220,000	Ford Motor Co.^ 6.100%, 08/19/32	226,074
350,000	Ford Motor Credit Co. LLC 4.000%, 11/13/30	328,695
275,000	7.200%, 06/10/30^	294,506
110,000	General Motors Co. 5.200%, 04/01/45	99,957
PRINCIPAL AMOUNT		VALUE
210,000	goeasy Ltd.* 6.875%, 02/15/31	$205,363
188,000	7.625%, 07/01/29	189,686
160,000	9.250%, 12/01/28	165,947
315,000	Goodyear Tire & Rubber Co. 5.625%, 04/30/33^	284,854
110,000	5.250%, 07/15/31	100,249
125,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	127,848
93,000	4.000%, 08/15/28	90,328
158,467	Guitar Center, Inc. 11.000%, 08/19/32	47,540
42,122	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	42,648
129,000	Kohl's Corp. 5.550%, 07/17/45	83,776
220,000	Liberty Interactive LLC 8.250%, 02/01/30	19,048
210,000	Life Time, Inc.* 6.000%, 11/15/31	212,923
157,000	Light & Wonder International, Inc.* 6.250%, 10/01/33	156,553
210,000	Lindblad Expeditions LLC* 7.000%, 09/15/30	214,051
110,000	Lithia Motors, Inc.* 5.500%, 10/01/30	110,274
140,000	M/I Homes, Inc. 3.950%, 02/15/30	133,445
265,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	191,696
156,000	6.700%, 07/15/34*	147,067
410,000	MGM Resorts International^ 6.500%, 04/15/32	416,638
287,000	Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp.* 4.875%, 05/01/29	278,809
118,000	NCL Corp. Ltd.* 6.250%, 09/15/33	119,292
110,000	5.875%, 01/15/31	110,056
105,000	Newell Brands, Inc. 8.500%, 06/01/28*	108,103
105,000	6.625%, 05/15/32^	99,251
105,000	6.375%, 05/15/30^	99,894
210,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	208,299
192,000	Patrick Industries, Inc.* 4.750%, 05/01/29	189,026
105,000	6.375%, 11/01/32	107,051
250,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	233,060
305,000	Premier Entertainment Sub LLC/ Premier Entertainment Finance Corp.* 5.625%, 09/01/29	182,982

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
110,000	QVC, Inc. 5.450%, 08/15/34	$48,920
105,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	109,880
379,000	Rite Aid Corp. 0.000%, 11/15/26*@	—
74,156	15.000%, 08/30/31@	371
68,927	0.000%, 10/18/25*	—
53,987	15.000%, 08/30/31@	270
24,910	0.000%, 08/30/31*@!!	1,868
23,472	0.000%, 08/30/34	—
210,000	Rivers Enterprise Borrower LLC/ Rivers Enterprise Finance Corp.* 6.625%, 02/01/33	212,400
210,000	Rivers Enterprise Lender LLC/ Rivers Enterprise Lender Corp.* 6.250%, 10/15/30	211,691
120,000	Saks Global Enterprises LLC* 11.000%, 12/15/29	43,809
51,636	SGUS LLC* 11.000%, 12/15/29	44,765
210,000	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./ Simmons Feed* 4.625%, 03/01/29	201,424
320,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	320,838
137,000	Six Flags Entertainment Corp./ Canada's Wonderland Co./ Magnum Management Corp. 5.250%, 07/15/29	131,836
136,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	132,420
131,000	Speedway Motorsports LLC/ Speedway Funding II, Inc.* 4.875%, 11/01/27	130,361
155,000	Staples, Inc.* 10.750%, 09/01/29	151,358
220,000	Station Casinos LLC* 4.500%, 02/15/28	216,656
210,000	STL Holding Co. LLC* 8.750%, 02/15/29	220,330
55,000	Viking Cruises Ltd.* 9.125%, 07/15/31	58,967
105,000	Voyager Parent LLC* 9.250%, 07/01/32	110,278
210,000	Whirlpool Corp. 6.500%, 06/15/33	205,071
110,000	William Carter Co.*†† 7.375%, 02/15/31	109,677
220,000	ZF North America Capital, Inc.* 7.500%, 03/24/31	210,597
		14,595,719
PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.7%)
365,000	Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC* 4.625%, 01/15/27	$364,307
155,000	5.875%, 02/15/28	155,246
55,000	6.250%, 03/15/33	56,621
26,000	5.750%, 03/31/34††	26,121
26,000	5.500%, 03/31/31††	26,212
215,000	Amneal Pharmaceuticals LLC* 6.875%, 08/01/32	225,436
105,000	Avis Budget Car Rental LLC/ Avis Budget Finance, Inc.* 8.375%, 06/15/32	107,830
105,000	Brink's Co.* 6.750%, 06/15/32	109,170
100,000	6.500%, 06/15/29	103,095
251,000	Central Garden & Pet Co.* 4.125%, 04/30/31	235,385
245,000	Edgewell Personal Care Co.* 4.125%, 04/01/29	232,971
252,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	242,099
59,000	JBS USA Holding Lux SARL/ JBS USA Food Co./JBS Lux Co. SARL 5.750%, 04/01/33	61,506
189,894	MPH Acquisition Holdings LLC* 6.750%, 03/31/31 0.75% PIK Rate	163,159
91,224	5.750%, 12/31/30	82,913
174,000	New Albertsons LP 7.750%, 06/15/26	177,254
217,000	Performance Food Group, Inc.* 4.250%, 08/01/29	211,872
52,000	6.125%, 09/15/32	53,431
165,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	159,822
210,000	Post Holdings, Inc.* 6.250%, 02/15/32	216,063
184,000	6.375%, 03/01/33	187,025
209,000	Prestige Brands, Inc.* 3.750%, 04/01/31	194,184
160,000	RR Donnelley & Sons Co.* 9.500%, 08/01/29	164,179
195,000	United Natural Foods, Inc.* 6.750%, 10/15/28	195,197
		3,751,098
	Energy (1.7%)
210,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp.* 6.625%, 10/15/32	214,274
105,000	6.625%, 07/15/33	106,864
157,000	Buckeye Partners LP 6.750%, 02/01/30*	164,263
135,000	5.850%, 11/15/43	126,887
79,000	6.875%, 07/01/29*	82,098

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
205,000	Civitas Resources, Inc.* 8.750%, 07/01/31	$210,804
107,000	9.625%, 06/15/33	114,769
160,000	Continental Resources, Inc. 4.900%, 06/01/44	129,619
153,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 yr. CMT + 3.12%	162,864
100,000	7.200%, 06/27/54 5 yr. CMT + 2.97%	107,095
195,000	Energy Transfer LP‡ 7.133%, 11/01/66^ 3 mo. USD Term SOFR + 3.28%	194,930
162,000	6.500%, 11/15/26 5 yr. CMT + 5.69%	162,966
105,000	7.125%, 10/01/54 5 yr. CMT + 2.83%	108,763
138,000	Genesis Energy LP/ Genesis Energy Finance Corp. 8.875%, 04/15/30	145,863
105,000	8.000%, 05/15/33	108,768
300,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	306,774
210,000	Howard Midstream Energy Partners LLC* 7.375%, 07/15/32	220,405
210,000	Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.* 6.875%, 12/01/32	213,694
213,000	Matador Resources Co.* 6.500%, 04/15/32	215,207
225,000	Nabors Industries, Inc.* 9.125%, 01/31/30	236,565
160,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	24,805
223,000	Oceaneering International, Inc. 6.000%, 02/01/28	224,545
132,000	ONEOK, Inc.* 6.500%, 09/01/30	141,278
315,000	Parkland Corp.* 6.625%, 08/15/32	321,029
202,000	Permian Resources Operating LLC* 7.000%, 01/15/32	209,716
52,000	6.250%, 02/01/33	52,974
105,000	Phillips 66 Co.‡ 5.875%, 03/15/56 5 yr. CMT + 2.28%	104,516
270,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	270,548
215,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	224,275
289,000	Summit Midstream Holdings LLC* 8.625%, 10/31/29	294,326
PRINCIPAL AMOUNT		VALUE
210,000	Sunoco LP* 6.250%, 07/01/33	$214,866
160,000	7.875%, 09/18/30‡ 5 yr. CMT + 4.23%	162,837
210,000	Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp.* 6.750%, 03/15/34	208,583
360,000	TGNR Intermediate Holdings LLC* 5.500%, 10/15/29	349,178
315,000	Transocean International Ltd.* 8.250%, 05/15/29	317,088
157,000	7.875%, 10/15/32	161,829
55,000	Venture Global Calcasieu Pass LLC* 4.125%, 08/15/31	50,897
55,000	3.875%, 08/15/29	52,127
487,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 yr. CMT + 5.44%	455,584
265,000	8.375%, 06/01/31	272,216
155,000	8.125%, 06/01/28	159,771
110,000	7.000%, 01/15/30^	111,410
105,000	9.875%, 02/01/32^	112,201
105,000	9.500%, 02/01/29	113,129
210,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	220,074
26,000	6.750%, 01/15/36	27,558
210,000	Vital Energy, Inc. 9.750%, 10/15/30	216,310
190,000	VOC Escrow Ltd.* 5.000%, 02/15/28	189,791
210,000	WBI Operating LLC* 6.500%, 10/15/33	210,038
105,000	6.250%, 10/15/30	104,847
210,000	Weatherford International Ltd.* 6.750%, 10/15/33	214,756
290,000	Wildfire Intermediate Holdings LLC* 7.500%, 10/15/29	290,151
		9,416,725
	Financials (1.9%)
179,000	Acrisure LLC/Acrisure Finance, Inc.* 8.250%, 02/01/29	186,638
200,000	AerCap Ireland Capital DAC/ AerCap Global Aviation Trust‡^ 6.950%, 03/10/55 5 yr. CMT + 2.72%	210,708
210,000	Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer* 7.375%, 10/01/32	217,167
210,000	6.500%, 10/01/31	215,773
300,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	294,375
100,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	93,219
219,000	AmWINS Group, Inc.* 4.875%, 06/30/29	211,718

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
105,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.* 7.500%, 07/15/33	$108,407
210,000	Azorra Finance Ltd.* 7.250%, 01/15/31	220,198
210,000	Baldwin Insurance Group Holdings LLC/ Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	215,796
210,000	Blackstone Mortgage Trust, Inc.* 7.750%, 12/01/29	221,359
225,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	238,628
105,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	114,177
79,000	6.125%, 01/15/31	79,374
263,000	Bread Financial Holdings, Inc.*‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	268,791
384,000	Broadstreet Partners Group LLC* 5.875%, 04/15/29	382,633
166,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/ GGSI Sellco LLC* 4.500%, 04/01/27	163,603
200,000	Burford Capital Global Finance LLC* 6.875%, 04/15/30	199,082
105,000	Citigroup, Inc.‡ 6.875%, 08/15/30	108,099
210,000	Corebridge Financial, Inc.‡ 6.375%, 09/15/54 5 yr. CMT + 2.65%	216,605
140,000	Credit Acceptance Corp.* 9.250%, 12/15/28	146,875
93,000	6.625%, 03/15/30	92,928
210,000	CrossCountry Intermediate HoldCo LLC* 6.500%, 10/01/30	212,228
210,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	225,030
105,000	Enstar Group Ltd.*‡^ 7.500%, 04/01/45 5 yr. CMT + 3.19%	109,825
55,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	56,516
235,000	GGAM Finance Ltd.* 8.000%, 02/15/27	240,762
105,000	5.875%, 03/15/30	106,750
324,000	HUB International Ltd.* 5.625%, 12/01/29	323,346
160,000	7.375%, 01/31/32	165,947
330,000	Iron Mountain, Inc.* 5.250%, 03/15/28	329,974
PRINCIPAL AMOUNT		VALUE
210,000	Jefferies Finance LLC/ JFIN Co-Issuer Corp.* 6.625%, 10/15/31	$207,157
200,000	5.000%, 08/15/28	189,520
236,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.* 7.000%, 07/15/31	247,817
100,000	Level 3 Financing, Inc.* 3.875%, 10/15/30	90,117
161,000	MetLife, Inc. 6.400%, 12/15/66	170,048
105,000	Newmark Group, Inc. 7.500%, 01/12/29	112,525
105,000	OneMain Finance Corp. 6.500%, 03/15/33	104,898
100,000	7.500%, 05/15/31	104,533
200,000	Park Intermediate Holdings LLC/ PK Domestic Property LLC/ PK Finance Co-Issuer* 7.000%, 02/01/30	205,094
262,000	Provident Funding Associates LP/ PFG Finance Corp.* 9.750%, 09/15/29	276,224
215,000	RHP Hotel Properties LP/ RHP Finance Corp.* 6.500%, 04/01/32	221,241
157,000	Rocket Cos., Inc.* 6.375%, 08/01/33	163,790
104,000	6.125%, 08/01/30	107,417
206,000	Rocket Mortgage LLC/ Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	193,883
210,000	Service Properties Trust 8.375%, 06/15/29	209,082
210,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	214,736
105,000	6.500%, 07/01/30	109,335
55,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	56,856
265,000	StoneX Group, Inc.* 7.875%, 03/01/31	281,096
210,000	TrueNoord Capital DAC* 8.750%, 03/01/30	221,338
258,000	United Wholesale Mortgage LLC* 5.500%, 04/15/29	254,184
110,000	Uniti Group LP/ Uniti Group Finance 2019, Inc./ CSL Capital LLC*^ 6.500%, 02/15/29	102,960
105,000	UWM Holdings LLC* 6.250%, 03/15/31	104,900
105,000	VFH Parent LLC/ Valor Co-Issuer, Inc.* 7.500%, 06/15/31	109,922

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
210,000	XHR LP* 6.625%, 05/15/30	$214,719
		10,249,923
	Health Care (0.8%)
210,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	217,491
435,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	365,957
158,000	10.875%, 01/15/32	170,307
127,000	6.875%, 04/15/29^	115,221
27,000	5.250%, 05/15/30	25,329
258,000	DaVita, Inc.* 3.750%, 02/15/31	237,182
233,000	4.625%, 06/01/30	225,118
205,000	6.875%, 09/01/32	212,513
162,000	Embecta Corp.* 5.000%, 02/15/30^	153,762
52,000	6.750%, 02/15/30	51,457
110,000	Encompass Health Corp. 4.750%, 02/01/30	108,780
110,000	4.500%, 02/01/28	109,224
273,000	HCA, Inc. 7.500%, 11/06/33	316,325
118,000	IQVIA, Inc.* 6.250%, 06/01/32	123,016
322,000	Medline Borrower LP* 5.250%, 10/01/29	320,870
270,000	3.875%, 04/01/29	262,389
26,000	Medline Borrower LP/ Medline Co-Issuer, Inc.* 6.250%, 04/01/29	26,770
400,000	Organon & Co./ Organon Foreign Debt Co-Issuer BV*^ 5.125%, 04/30/31	307,296
430,000	Tenet Healthcare Corp. 6.250%, 02/01/27	430,860
295,000	6.875%, 11/15/31	320,691
270,000	Teva Pharmaceutical Finance Netherlands III BV^ 5.125%, 05/09/29	271,817
		4,372,375
	Industrials (1.2%)
237,000	AAR Escrow Issuer LLC* 6.750%, 03/15/29	244,826
260,000	ACCO Brands Corp.* 4.250%, 03/15/29	231,826
200,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 yr. CMT + 3.15%	192,746
55,000	4.650%, 06/15/26 5 yr. CMT + 4.08%	54,303
127,000	Arcosa, Inc.* 4.375%, 04/15/29	123,675
105,000	6.875%, 08/15/32	109,927
PRINCIPAL AMOUNT		VALUE
510,060	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK rate	$6,401
105,000	Bombardier, Inc.* 8.750%, 11/15/30	113,423
80,000	7.000%, 06/01/32	84,033
68,000	7.250%, 07/01/31	72,228
53,000	6.750%, 06/15/33	55,661
6,000	7.875%, 04/15/27	6,022
226,000	BWX Technologies, Inc.* 4.125%, 04/15/29	220,623
335,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	342,725
56,000	Delta Air Lines, Inc./SkyMiles IP Ltd.* 4.750%, 10/20/28	56,401
282,000	Deluxe Corp.* 8.000%, 06/01/29^	279,668
50,000	8.125%, 09/15/29	52,457
105,000	Energizer Holdings, Inc.* 6.000%, 09/15/33	101,720
140,000	EnerSys* 4.375%, 12/15/27	138,438
110,000	6.625%, 01/15/32	113,150
135,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	136,511
78,000	8.000%, 03/15/33	76,937
210,000	Graham Packaging Co., Inc.* 7.125%, 08/15/28	209,389
102,000	Graphic Packaging International LLC* 3.500%, 03/01/29	96,666
85,000	4.750%, 07/15/27	84,888
236,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	228,471
270,000	Herc Holdings, Inc.* 5.500%, 07/15/27	270,057
105,000	7.250%, 06/15/33	110,791
105,000	7.000%, 06/15/30	110,012
105,000	6.625%, 06/15/29	108,508
157,000	JELD-WEN, Inc.* 7.000%, 09/01/32	129,682
360,000	Ken Garff Automotive LLC* 4.875%, 09/15/28	353,945
135,000	Moog, Inc.* 4.250%, 12/15/27	133,520
232,000	Novelis Corp.* 4.750%, 01/30/30	224,342
210,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	218,098
55,000	Sealed Air Corp.* 6.500%, 07/15/32	56,960
54,000	5.000%, 04/15/29	53,659
163,000	Sealed Air Corp./ Sealed Air Corp. U.S.* 6.125%, 02/01/28	165,186
50,000	7.250%, 02/15/31	52,481

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
210,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	$195,401
157,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	160,388
50,000	6.500%, 08/15/32	51,459
225,000	TransDigm, Inc.* 6.875%, 12/15/30	233,701
155,000	6.750%, 08/15/28	158,346
80,000	7.125%, 12/01/31	83,699
52,000	6.625%, 03/01/32	53,787
58,400	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	56,718
160,000	Waste Pro USA, Inc.* 7.000%, 02/01/33	166,763
128,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	126,518
105,000	7.375%, 10/01/31	109,960
80,000	6.625%, 06/15/29	82,402
		6,899,498
	Information Technology (0.5%)
105,000	Block, Inc.* 5.625%, 08/15/30	106,663
53,000	6.000%, 08/15/33	54,215
105,000	CACI International, Inc.* 6.375%, 06/15/33	109,225
126,000	Coherent Corp.* 5.000%, 12/15/29	124,869
16,000	Dell International LLC/EMC Corp.µ 6.020%, 06/15/26	16,114
93,000	Fair Isaac Corp.* 4.000%, 06/15/28	90,962
79,000	6.000%, 05/15/33	80,692
245,000	KBR, Inc.* 4.750%, 09/30/28	241,217
59,004	LivePerson, Inc.* 10.000%, 12/15/29	27,732
105,000	NCL Corp. Ltd.* 6.750%, 02/01/32	107,999
167,000	ON Semiconductor Corp.* 3.875%, 09/01/28	162,686
110,000	Open Text Corp.* 6.900%, 12/01/27	114,607
81,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	75,514
55,000	4.125%, 02/15/30	52,597
193,000	Playtika Holding Corp.* 4.250%, 03/15/29	174,410
315,000	TTM Technologies, Inc.* 4.000%, 03/01/29	304,574
150,000	Twilio, Inc. 3.625%, 03/15/29	144,266
57,000	3.875%, 03/15/31	54,051
79,000	UKG, Inc.* 6.875%, 02/01/31	81,329
PRINCIPAL AMOUNT		VALUE
295,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	$278,748
210,000	Zebra Technologies Corp.* 6.500%, 06/01/32	217,848
260,000	ZoomInfo Technologies LLC/ ZoomInfo Finance Corp.* 3.875%, 02/01/29	245,362
		2,865,680
	Materials (0.7%)
210,000	Avient Corp.* 6.250%, 11/01/31	214,555
210,000	Capstone Copper Corp.* 6.750%, 03/31/33	217,598
105,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	105,597
210,000	Century Aluminum Co.* 6.875%, 08/01/32	215,769
180,000	Chemours Co.* 8.000%, 01/15/33^	173,945
55,000	4.625%, 11/15/29	48,682
410,000	Clearwater Paper Corp.* 4.750%, 08/15/28	385,248
250,000	Constellium SE*^ 6.375%, 08/15/32	257,397
330,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	320,311
210,000	JW Aluminum Continuous Cast Co.* 10.250%, 04/01/30	216,019
105,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	104,667
210,000	Knife River Corp.* 7.750%, 05/01/31	220,046
229,000	Mercer International, Inc. 5.125%, 02/01/29^	148,154
107,000	12.875%, 10/01/28*	89,293
210,000	Qnity Electronics, Inc.* 6.250%, 08/15/33	215,870
200,000	Silgan Holdings, Inc. 4.125%, 02/01/28	196,278
210,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	209,950
210,000	Terex Corp.* 6.250%, 10/15/32	213,532
97,437	Trinseo Luxco Finance SPV SARL/ Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	34,257
210,000	WR Grace Holdings LLC* 6.625%, 08/15/32	203,074
		3,790,242
	Other (0.4%)
210,000	Alumina Pty. Ltd.* 6.375%, 09/15/32	217,457

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
85,386	Claritev Corp.* 6.750%, 03/31/31 0.75% PIK Rate	$68,375
375,740	EchoStar Corp. 10.750%, 11/30/29	413,897
218,446	6.750%, 11/30/30 6.75% Cash or PIK	225,640
100,000	Gen Digital, Inc.* 6.750%, 09/30/27	101,666
157,000	Mohegan Tribal Gaming Authority/ MS Digital Entertainment Holdings LLC* 8.250%, 04/15/30	163,026
210,000	New Gold, Inc.* 6.875%, 04/01/32	219,521
210,000	Olin Corp.* 6.625%, 04/01/33	208,387
105,000	Reinsurance Group of America, Inc.‡^ 6.650%, 09/15/55 5 yr. CMT + 2.39%	109,962
210,000	Rfna LP* 7.875%, 02/15/30	209,315
210,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	222,329
		2,159,575
	Real Estate (0.1%)
105,000	Forestar Group, Inc.* 6.500%, 03/15/33	107,741
150,000	Global Net Lease, Inc.*^ 4.500%, 09/30/28	147,507
163,000	Global Net Lease, Inc./ Global Net Lease Operating Partnership LP*^ 3.750%, 12/15/27	158,175
		413,423
	Special Purpose Acquisition Companies (0.1%)
53,000	Clydesdale Acquisition Holdings, Inc.* 6.750%, 04/15/32	53,208
220,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30^	204,118
107,000	4.625%, 01/15/29	102,402
		359,728
	Utilities (0.2%)
110,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55 5 yr. CMT + 2.21%	114,840
225,000	Duke Energy Corp.‡^ 6.450%, 09/01/54 5 yr. CMT + 2.59%	238,331
165,000	Entergy Corp.‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	173,689
165,000	Evergy, Inc.‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	169,821
PRINCIPAL AMOUNT			VALUE
158,000		NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	$165,077
79,000		PPL Capital Funding, Inc.‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	77,892
105,000		Vistra Corp.*‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	106,273
50,000		8.000%, 10/15/26 5 yr. CMT + 6.93%	51,300
			1,097,223
		TOTAL CORPORATE BONDS (Cost $67,356,004)	66,310,258
CONVERTIBLE BONDS (32.8%)
		Communication Services (7.7%)
11,249,000		Alibaba Group Holding Ltd. 0.000%, 09/15/32	12,714,745
4,216,000		AST SpaceMobile, Inc.* 2.000%, 01/15/36	4,488,311
3,199,000		2.375%, 10/15/32	4,513,949
7,641,000		DoorDash, Inc.* 0.000%, 05/15/30	8,444,833
904,000		Grab Holdings Ltd. 0.000%, 06/15/30	1,050,448
2,185,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	2,806,829
1,938,000		Lyft, Inc.*µ 0.000%, 09/15/30	2,262,499
2,805,000		Uber Technologies, Inc. 0.875%, 12/01/28	4,098,161
1,970,000		Uber Technologies, Inc. (Aurora Innovation, Inc.)*µ§ 0.000%, 05/15/28	2,086,250
			42,466,025
		Consumer Discretionary (1.4%)
42,000,000	HKD	Chow Tai Fook Jewellery Group Ltd. 0.375%, 06/30/30	5,863,477
251,000		Farfetch Ltd.@ 3.750%, 05/01/27	1,807
2,106,000		NCL Corp. Ltd.*µ 0.750%, 09/15/30	2,025,109
			7,890,393
		Consumer Staples (2.1%)
6,061,000		Alnylam Pharmaceuticals, Inc.*µ 0.000%, 09/15/28	6,065,303
512,000		Celcuity, Inc. 2.750%, 08/01/31	921,810
4,903,000		Oddity Finance LLC*µ 0.000%, 06/15/30	4,340,969
			11,328,082

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT			VALUE
		Energy (0.4%)
105,000		Nabors Industries, Inc. 1.750%, 06/15/29	$82,014
1,200,000	EUR	Saipem SpA 2.875%, 09/11/29	1,957,463
2,261,000		SunEdison, Inc.@ 0.000%, 01/15/20*	9,044
275,000		0.000%, 10/01/18	1,100
			2,049,621
		Financials (3.0%)
4,000,000	EUR	Cara Obligations SAS (Kering SA)§ 1.500%, 12/01/30	6,014,989
2,782,000		Coinbase Global, Inc.* 0.000%, 10/01/32	3,115,367
2,200,000		Goldman Sachs Finance Corp. International Ltd. (Tencent Holdings Ltd.)§ 0.000%, 03/15/27	3,785,958
2,142,000		IREN Ltd.* 0.000%, 07/01/31	2,268,378
1,166,000		Terawulf, Inc.* 0.000%, 05/01/32	1,208,897
			16,393,589
		Health Care (1.5%)
4,702,000		Ligand Pharmaceuticals, Inc.* 0.750%, 10/01/30	5,515,916
1,943,000		Tempus AI, Inc.* 0.750%, 07/15/30	2,644,676
			8,160,592
		Industrials (2.0%)
6,667,000		AeroVironment, Inc. 0.000%, 07/15/30	9,338,800
1,537,000		Bloom Energy Corp.*†† 0.000%, 11/15/30	1,562,222
			10,901,022
		Information Technology (7.5%)
5,656,000		Cloudflare, Inc.*~ 0.000%, 06/15/30	7,060,950
3,598,000		CyberArk Software Ltd.* 0.000%, 06/15/30	4,204,803
3,793,000		Guidewire Software, Inc.* 1.250%, 11/01/29	4,491,178
1,000,000		Hon Hai Precision Industry Co. Ltd. 0.000%, 10/24/29	1,130,840
2,369,000		Life360, Inc.* 0.000%, 06/01/30	3,287,959
3,020,000		Lumentum Holdings, Inc.* 0.375%, 03/15/32	3,998,752
6,985,000		Mirion Technologies, Inc.* 0.250%, 06/01/30	10,085,432
1,929,000		Nebius Group NV* 1.000%, 09/15/30	2,462,368
PRINCIPAL AMOUNT			VALUE
3,424,000		Spotify USA, Inc. 0.000%, 03/15/26	$4,425,862
			41,148,144
		Materials (2.0%)
214,000		Amyris, Inc. 0.000%, 11/15/26	1,592
919,000		First Majestic Silver Corp.µ 0.375%, 01/15/27	1,038,718
2,454,000		Fortuna Mining Corp. 3.750%, 06/30/29	3,746,179
4,900,000		KCC Corp. (HD Korea Shipbuilding & Offshore Engineering Co. Ltd.)§ 1.750%, 07/10/30	6,084,918
			10,871,407
		Utilities (5.2%)
4,048,000		CenterPoint Energy, Inc.* 3.000%, 08/01/28	4,115,075
4,959,000		Duke Energy Corp. 4.125%, 04/15/26	5,343,521
6,700,000	EUR	Iberdrola Finanzas SA 1.500%, 03/27/30	8,357,334
4,648,000		PPL Capital Funding, Inc. 2.875%, 03/15/28	5,276,317
4,855,000		Southern Co. 4.500%, 06/15/27	5,388,953
			28,481,200
		TOTAL CONVERTIBLE BONDS (Cost $163,565,327)	179,690,075
BANK LOANS (2.2%)¡
		Airlines (0.0%)
142,825		Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	143,343
123,991		United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	124,489
			267,832
		Communication Services (0.3%)
110,000		Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	109,902
83,849		Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	67,236
9,384		Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	9,255
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
98,991	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	$99,169
108,011	Clear Channel Outdoor Holdings, Inc.‡ 2024 Term Loan, 8.079%, 08/23/28 1 mo. USD Term SOFR + 4.00%	108,352
185,392	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	175,081
78,695	DirecTV Financing LLC‡ 2024 Term Loan, 9.352%, 08/02/29 3 mo. USD Term SOFR + 5.25%	78,925
17,714	DirecTV Financing LLC‡ Term Loan, 9.102%, 08/02/27 3 mo. USD Term SOFR + 5.00%	17,757
4,206	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	4,214
210,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	210,000
109,450	Sinclair Television Group, Inc.‡ 2025 Term Loan B6, 7.402%, 12/31/29 3 mo. USD Term SOFR + 3.30%	100,044
262,486	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	254,612
220,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	219,542
		1,454,089
	Consumer Discretionary (0.5%)
122,883	American Airlines, Inc.‡ 2025 Term Loan, 6.134%, 04/20/28 3 mo. USD Term SOFR + 2.25%	123,162
119,400	American Airlines, Inc.‡ 2025 Term Loan B, 7.134%, 05/28/32 3 mo. USD Term SOFR + 3.25%	119,997
215,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	216,433
110,000	Boots Group Bidco Ltd.‡ USD Term Loan, 7.705%, 08/30/32 3 mo. USD Term SOFR + 3.50%	110,619
123,820	Caesars Entertainment, Inc.‡ Term Loan B, 6.215%, 02/06/30 1 mo. USD Term SOFR + 2.25%	123,214
PRINCIPAL AMOUNT		VALUE
138,950	Chinos Intermediate Holdings A, Inc.‡ 2024 Term Loan B, 9.840%, 09/26/31 3 mo. USD Term SOFR + 6.00%	$119,115
165,000	Clarios Global LP‡ 2025 USD Term Loan B, 6.715%, 01/28/32 1 mo. USD Term SOFR + 2.75%	165,722
209,475	Flutter Financing BV‡ 2025 Term Loan B, 6.002%, 06/04/32 3 mo. USD Term SOFR + 2.00%	208,776
208,428	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	208,770
144,668	Light & Wonder International, Inc.‡ 2024 Term Loan B2, 6.287%, 04/14/29 1 mo. USD Term SOFR + 2.25%	145,301
88,875	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	90,134
210,000	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	207,375
206,850	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	207,255
210,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	209,695
220,950	Windsor Holdings III LLC‡ 2025 USD Term Loan B, 6.727%, 08/01/30 1 mo. USD Term SOFR + 2.75%	221,134
		2,476,702
	Consumer Staples (0.4%)
233,300	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	235,535
109,725	Avis Budget Car Rental LLC‡ 2025 Term Loan B, 6.465%, 07/16/32 1 mo. USD Term SOFR + 2.50%	108,582
153,450	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	147,389

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
164,588	Bausch & Lomb Corp.‡ 2025 Term Loan B, 8.215%, 01/15/31 1 mo. USD Term SOFR + 4.25%	$165,822
538,650	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	536,296
19,605	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	19,634
215,000	Opal Bidco SAS‡ USD 1st Lien Term Loan B, 6.838%, 04/28/32 3 mo. USD Term SOFR + 3.00%	216,176
264,242	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	265,009
209,475	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	210,115
110,128	United Natural Foods, Inc.‡ 2024 Term Loan, 8.715%, 05/01/31 1 mo. USD Term SOFR + 4.75%	110,954
213,920	Veritiv Corp.‡ Term Loan B, 8.002%, 12/02/30 3 mo. USD Term SOFR + 4.00%	206,014
		2,221,526
	Energy (0.1%)
153,230	New Fortress Energy, Inc.‡ 2025 Incremental Term Loan B, 9.570%, 10/30/28 3 mo. USD Term SOFR + 5.50%	70,486
303,019	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	303,966
		374,452
	Financials (0.3%)
162,094	Acrisure LLC‡ 2025 Term Loan B, 7.215%, 06/21/32 1 mo. USD Term SOFR + 3.25%	162,483
320,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	320,867
162,538	Amynta Agency Borrower, Inc.‡ 2025 Term Loan B, 6.715%, 12/29/31 1 mo. USD Term SOFR + 2.75%	162,995
PRINCIPAL AMOUNT		VALUE
133,365	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	$133,827
272,938	Dragon Buyer, Inc.‡ Term Loan B, 6.752%, 09/30/31 3 mo. USD Term SOFR + 2.75%	274,097
176,941	HUB International Ltd.‡ 2025 Term Loan B, 6.120%, 06/20/30 3 mo. USD Term SOFR + 2.25%	177,723
157,200	Iron Mountain, Inc.‡ 2023 Term Loan B, 5.965%, 01/31/31 1 mo. USD Term SOFR + 2.00%	157,512
150,104	Jazz Financing Lux SARL‡ 2024 1st Lien Term Loan B, 6.215%, 05/05/28 1 mo. USD Term SOFR + 2.25%	150,635
		1,540,139
	Health Care (0.0%)
232,582	Padagis LLC‡ Term Loan B, 8.949%, 07/06/28 3 mo. USD Term SOFR + 4.75%	202,928
	Industrials (0.3%)
207,949	ACProducts, Inc.‡ 2021 Term Loan B, 8.513%, 05/17/28 3 mo. USD Term SOFR + 4.25%	182,302
140,000	Blackfin Pipeline LLC! Term Loan B, 0.000%, 09/29/32	140,131
70,000	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	70,066
159,600	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	160,298
82,929	Coherent Corp.‡ 2025 Term Loan B2, 5.715%, 07/02/29 1 mo. USD Term SOFR + 1.75%	83,162
293,125	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	292,470
207,380	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	207,964
213,925	Quikrete Holdings, Inc.‡ 2025 Term Loan B, 6.215%, 02/10/32 1 mo. USD Term SOFR + 2.25%	214,427

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
419,169	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	$420,211
		1,771,031
	Information Technology (0.2%)
289,389	Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	287,823
215,543	Camelot U.S. Acquisition LLC‡ 2024 Term Loan B, 6.715%, 01/31/31 1 mo. USD Term SOFR + 2.75%	211,973
318,398	Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	317,574
161,022	SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	161,559
108,900	UKG, Inc.‡ 2024 Term Loan B, 6.338%, 02/10/31 3 mo. USD Term SOFR + 2.50%	109,011
		1,087,940
	Materials (0.1%)
330,054	Ineos U.S. Finance LLC‡ 2023 USD Term Loan B, 7.215%, 02/18/30 1 mo. USD Term SOFR + 3.25%	284,312
115,000	Qnity Electronics, Inc.! Term Loan B, 0.000%, 08/12/32	115,216
156,153	Trinseo Materials Operating SCA‡ 2021 Term Loan B2, 6.961%, 05/03/28 3 mo. USD Term SOFR + 2.50%	29,555
		429,083
	Other (0.0%)
105,000	Windstream Services LLC‡ 2024 Term Loan B, 8.815%, 10/01/31 1 mo. USD Term SOFR + 4.75%	104,738
	Special Purpose Acquisition Company (0.0%)
89,467	Clydesdale Acquisition Holdings, Inc.‡ Term Loan B, 7.140%, 04/13/29 1 mo. USD Term SOFR + 3.18%	89,514
	TOTAL BANK LOANS (Cost $12,309,614)	12,019,974
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (2.8%)
		Industrials (2.8%)
234,875		Boeing Co. 6.000%, 10/15/27 (Cost $16,021,724)	$15,201,110
COMMON STOCKS (86.9%)
		Communication Services (10.1%)
37,065		Alphabet, Inc. - Class Aµ	10,422,307
4,575		Altice USA, Inc. - Class A^#	10,202
268,785		AT&T, Inc.µ^	6,652,429
3,751		Audacy, Inc.#	28,133
114,200	HKD	Baidu, Inc. - Class A~#	1,728,557
4,050		Baidu, Inc. (ADR)µ#	489,524
42,320	INR	Bharti Airtel Ltd.	983,213
1,735		Cumulus Media, Inc. - Class A#	234
12,000	SEK	Hacksaw AB#	95,859
68,000	HKD	Kuaishou Technology*~	631,335
8,205		Meta Platforms, Inc. - Class Aµ	5,319,712
22,750		Millicom International Cellular SAµ	1,071,753
106,416	ZAR	MTN Group Ltd.	1,063,150
4,800		Netflix, Inc.#	5,370,528
96,000	EUR	Orange SA~	1,535,651
12,100		Sea Ltd. (ADR)#	1,890,625
22,700	JPY	SoftBank Group Corp.~	3,983,135
1,700		Spotify Technology SAµ^#	1,114,044
50,900	AUD	Superloop Ltd.µ#	103,845
35,000	HKD	Tencent Holdings Ltd.~	2,842,969
64,200		Tencent Holdings Ltd. (ADR)^~	5,223,954
22,600	HKD	Tencent Music Entertainment Group - Class A~	252,445
1,176,545	GBP	Vodafone Group PLC~	1,424,294
26,395		Walt Disney Co.µ	2,972,605
			55,210,503
		Consumer Discretionary (9.3%)
139,700	HKD	Alibaba Group Holding Ltd.~	2,972,639
10,485		Alibaba Group Holding Ltd. (ADR)^	1,786,959
45,900	MXN	Alsea SAB de CV	127,013
38,210		Amazon.com, Inc.µ^#	9,331,646
59,690	INR	Amber Enterprises India Ltd.#	5,395,722
315,000	SAR	Americana Restaurants International PLC	186,482
51,097		Aptiv PLCµ#	4,143,967
2,763,421	IDR	Astra International Tbk. PT	1,021,812
7,570	EUR	Auto1 Group SE#	266,029
1,035		AutoZone, Inc.µ^#	3,803,035
20,700	CNY	China Tourism Group Duty Free Corp. Ltd. - Class A	221,434
16,295	INR	Eicher Motors Ltd.	1,286,347
469,670	INR	Eternal Ltd.#	1,677,533

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES			VALUE
108,000	HKD	Galaxy Entertainment Group Ltd.~	$538,091
110,050	HKD	JD Health International, Inc.*~#	859,044
161,219	HKD	JD.com, Inc. - Class A~	2,661,722
4,715	EUR	Kering SA~	1,674,376
35,400	INR	Le Travenues Technology Ltd.#	107,241
123,000	HKD	Li Ning Co. Ltd.~	267,429
9,000	EUR	Lottomatica Group SpA	221,923
1,020	EUR	LVMH Moet Hennessy Louis Vuitton SE~	720,959
2,183		MercadoLibre, Inc.µ#	5,080,409
67,000	CNY	Ningbo Joyson Electronic Corp. - Class A	300,363
44,620		NIO, Inc. (ADR)#	323,495
345		Rite Aid Corp.#	345
236,800	HKD	Sands China Ltd.~	617,161
38,700	JPY	Sony Group Corp.	1,077,779
148,600	JPY	Toyota Motor Corp.~	3,029,527
652,304	INR	Vishal Mega Mart Ltd.#	1,063,252
10,100	HKD	Yum China Holdings, Inc.	434,955
			51,198,689
		Consumer Staples (3.4%)
3,490	KRW	APR Corp.	623,601
70,015		Celsius Holdings, Inc.µ^#	4,217,003
5,600		Constellation Brands, Inc. - Class Aµ	735,728
4,240		Costco Wholesale Corp.^	3,864,548
81,908	CNY	Eastroc Beverage Group Co. Ltd. - Class A	3,223,426
2,600	CNY	Kweichow Moutai Co. Ltd. - Class A	522,987
20,500	CHF	Nestle SA~	1,958,743
23,310		Philip Morris International, Inc.µ	3,364,332
74,568	BRL	Raia Drogasil SA	277,207
145	KRW	Samyang Foods Co. Ltd.	136,932
			18,924,507
		Energy (3.8%)
8,010		Cameco Corp.	818,702
134,875	CAD	Canadian Natural Resources Ltd.µ	4,314,885
21,500	CAD	CES Energy Solutions Corp.µ	147,314
885		Cheniere Energy Partners LP~	46,171
17,600		Chevron Corp.µ	2,775,872
28,000		Denison Mines Corp.^#	88,760
12,635		Energy Transfer LP~	212,647
5,810		Enterprise Products Partners LP	178,890
1,826		EP Energy Corp.#	2,967
35,980		EQT Corp.^	1,927,808
42,400		Helmerich & Payne, Inc.µ^	1,113,424
136,900	THB	PTT Exploration & Production PCL	453,632
82,300	GBP	Shell PLC	3,085,378
98,974		SLB Ltd.~	3,569,002
46,400		TechnipFMC, PLCµ	1,918,640
			20,654,092
NUMBER OF SHARES			VALUE
		Financials (12.5%)
373,000	HKD	AIA Group Ltd.~	$3,629,562
28,830	SAR	Al Rajhi Bank	814,855
270,565	EUR	Alpha Bank SA	1,060,671
188,400	BRL	B3 SA - Brasil Bolsa Balcao	443,339
21,815	INR	Bajaj Finance Ltd.	256,749
447,510	EUR	Banco Santander SA~	4,560,210
574,000	IDR	Bank Central Asia Tbk. PT	293,883
23,240	EUR	BAWAG Group AG*µ	3,003,334
2,520	ZAR	Capitec Bank Holdings Ltd.	557,544
1,020		Credicorp Ltd.	266,220
224,700	EUR	Eurobank Ergasias Services & Holdings SA	845,232
1,595	CAD	Fairfax Financial Holdings Ltd.µ	2,589,540
111,948	AED	First Abu Dhabi Bank PJSC	531,418
5,765		Goldman Sachs Group, Inc.^	4,550,718
37,225	MXN	Grupo Financiero Banorte SAB de CV - Class O	349,458
37,300	HKD	Hong Kong Exchanges & Clearing Ltd.~	2,032,958
162,000		Huntington Bancshares, Inc.µ	2,501,280
156,987		Itau Unibanco Holding SA (ADR)	1,155,424
25,370		JPMorgan Chase & Co.^	7,893,114
47,030	KRW	KB Financial Group, Inc.	3,839,228
228,000	HKD	PICC Property & Casualty Co. Ltd. - Class H~	538,655
244,500	HKD	Ping An Insurance Group Co. of China Ltd. - Class H~	1,766,349
58,300	JPY	Rakuten Bank Ltd.~#	3,199,932
7,040	KRW	Samsung Life Insurance Co. Ltd.	760,807
24,653	SAR	Saudi National Bank	262,322
14,990	SAR	Saudi Tadawul Group Holding Co.	795,406
67,190	EUR	Societe Generale SA~	4,261,231
246	CHF	Swissquote Group Holding SA	156,294
10,300	SEK	TF Bank AB	200,787
41,700	EUR	Unicaja Banco SA*~	112,582
111,640	EUR	UniCredit SpA~	8,266,566
6,685		Visa, Inc. - Class Aµ	2,277,847
52,375		Wells Fargo & Co.µ	4,555,054
			68,328,569
		Health Care (3.0%)
14,940	SEK	Ambea AB*	201,437
910		Ascendis Pharma AS (ADR)µ#	183,456
8,850	GBP	AstraZeneca PLC~	1,459,794
4,960		Eli Lilly & Co.µ	4,279,786
27,070	EUR	Fresenius SE & Co. KGaA~	1,557,688
10,104		GE HealthCare Technologies, Inc.µ	757,295
4,860		Humana, Inc.µ	1,352,003
8,520	BRL	Hypera SA	40,922

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES			VALUE
62,000	HKD	Innovent Biologics, Inc.*~#	$695,491
4,650	EUR	Medincell SA~#	206,317
78,573		Novo Nordisk AS (ADR)	3,886,220
4,950	AUD	Pro Medicus Ltd.µ	849,939
76,060	BRL	Rede D'Or Sao Luiz SA*	612,727
4,230	SEK	Sectra AB - Class B	134,185
3,160		uniQure NVµ^#	213,900
			16,431,160
		Industrials (10.8%)
37,029	EUR	Alstom SA~#	926,006
5,150	INR	AXISCADES Technologies Ltd.#	93,049
3,300	JPY	BayCurrent, Inc.~	151,351
136	CHF	Belimo Holding AG^	146,736
22,500	TWD	Bizlink Holding, Inc.	1,011,337
21,380	CNY	Contemporary Amperex Technology Co. Ltd. - Class A	1,168,953
750	EUR	DO & Co. AGµ	178,910
8,370	KRW	Doosan Enerbility Co. Ltd.#	518,028
31,972	AUD	DroneShield Ltd.^#	79,842
4,820	EUR	Exosens SAS~	270,765
118,305	EUR	Fincantieri SpA#	3,043,790
13,835		GE Vernova, Inc.µ	8,095,412
4,114	KRW	Hanwha Aerospace Co. Ltd.	2,821,894
2,410	KRW	HD Hyundai Heavy Industries Co. Ltd.	1,014,900
175,000	JPY	Hitachi Ltd.~	5,977,821
1,040	KRW	Hyosung Heavy Industries Corp.	1,678,891
970	KRW	Hyundai Rotem Co. Ltd.	156,929
8,400	JPY	IHI Corp.~	173,914
2,690	CHF	Implenia AG	213,452
89,780	PHP	International Container Terminal Services, Inc.	809,760
16,000	JPY	Japan Elevator Service Holdings Co. Ltd.~	188,354
9,000	JPY	Kandenko Co. Ltd.~	275,059
2,872,000	HKD	Lonking Holdings Ltd.	1,144,806
31,800	JPY	Mitsubishi Heavy Industries Ltd.~	960,032
9,440	SEK	Munters Group AB*	159,768
35,300	CNY	Ningbo Orient Wires & Cables Co. Ltd. - Class A	311,029
5,560	EUR	Palfinger AG	208,285
5,640	CHF	R&S Group Holding AG	185,621
2,790	EUR	RENK Group AG	212,420
2,705	EUR	Rheinmetall AG~	5,317,446
523,010	GBP	Rolls-Royce Holdings PLC	8,048,494
5,200	KRW	Samsung C&T Corp.	822,906
54,502	CNY	Shanghai International Airport Co. Ltd. - Class A	247,366
19,125	EUR	Siemens AG~	5,419,972
NUMBER OF SHARES			VALUE
12,015	EUR	Siemens Energy AG~#	$1,496,892
6,410	KRW	SK Square Co. Ltd.#	1,163,516
13,450	HKD	UBTech Robotics Corp. Ltd. - Class H#	238,000
1,830	EUR	Vossloh AG	166,901
19,610		Waste Management, Inc.µ^	3,917,490
49,500	CNY	Zhejiang Sanhua Intelligent Controls Co. Ltd. - Class A	347,597
			59,363,694
		Information Technology (28.9%)
34,700	TWD	Accton Technology Corp.	1,206,751
20,515		Advanced Micro Devices, Inc.#	5,254,302
8,240	CNY	Advanced Micro-Fabrication Equipment, Inc. China - Class A	323,727
11,600	JPY	Advantest Corp.~	1,737,051
151,000	TWD	ASE Technology Holding Co. Ltd.	1,208,115
28,400	TWD	Asia Vital Components Co. Ltd.	1,300,170
6,720		ASML Holding NVµ	7,118,026
6,750	TWD	ASPEED Technology, Inc.	1,197,066
59,800	HKD	Beijing Fourth Paradigm Technology Co. Ltd. - Class H^#	428,497
17,259		Broadcom, Inc.^	6,379,444
3,710	CNY	Cambricon Technologies Corp. Ltd. - Class A#	717,048
5,460		Celestica, Inc.#	1,880,861
33,800	TWD	Delta Electronics, Inc.	1,087,139
25,320	TWD	Elite Material Co. Ltd.	1,112,451
13,625	KRW	Eugene Technology Co. Ltd.	903,342
358,200	HKD	Horizon Robotics#	405,665
16,250	CNY	Hygon Information Technology Co. Ltd. - Class A	524,010
3,800	JPY	Ibiden Co. Ltd.~	357,673
14,500	CNY	Iflytek Co. Ltd. - Class A	113,384
6,150	EUR	Indra Sistemas SA~	340,202
79,040		Intel Corp.µ#	3,160,810
1,730		IREN Ltd.µ^#	105,097
6,700	TWD	Jentech Precision Industrial Co. Ltd.	459,394
14,900	JPY	Keyence Corp.~	5,529,904
473,000	HKD	Kingdee International Software Group Co. Ltd.~#	892,383
21,400	CAD	Kraken Robotics, Inc.^#	98,414
8,295	AUD	Life360, Inc.*µ#	268,936
2,713		LivePerson, Inc.µ#	17,119
16,320		Marvell Technology, Inc.µ	1,529,837
3,200	JPY	Micronics Japan Co. Ltd.~	188,742
20,740		Microsoft Corp.^	10,739,379
25,820	CNY	Montage Technology Co. Ltd. - Class A	494,894
8,100	CNY	NAURA Technology Group Co. Ltd. - Class A	463,438

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES			VALUE
3,080	ILS	Nayax Ltd.#	$128,774
2,650	ILS	Next Vision Stabilized Systems Ltd.	116,345
540,000	EUR	Nokia OYJ	3,683,500
5,420	NOK	Norbit ASA	109,113
135,580		NVIDIA Corp.^	27,453,594
5,700	JPY	Optex Group Co. Ltd.~	86,047
17,530		Oracle Corp.µ	4,603,553
23,155		Palantir Technologies, Inc. - Class A^#	4,641,883
27,740		Pony AI, Inc. (ADR)µ^#	518,183
14,500	EUR	Profile Systems & Software SA	120,474
187,175	KRW	Samsung Electronics Co. Ltd.	14,089,819
3,005	EUR	SAP SE~	781,517
5,400		Shopify, Inc. - Class A#	938,844
14,410	KRW	SK Hynix, Inc.	5,606,836
4,300	JPY	Socionext, Inc.~	96,770
669,000	TWD	Taiwan Semiconductor Manufacturing Co. Ltd.	32,352,617
9,900	JPY	Tokyo Electron Ltd.~	2,182,655
93,700	CNY	Venustech Group, Inc. - Class A#	206,411
21,325	CNY	Verisilicon Microelectronics Shanghai Co. Ltd. - Class A#	477,371
25,020	AUD	WiseTech Global Ltd.µ	1,128,451
99,600	HKD	Xiaomi Corp. - Class B*~#	552,572
9,500	CNY	Zhongji Innolight Co. Ltd. - Class A	627,348
			158,045,948
		Materials (4.4%)
195,071	CAD	Alamos Gold, Inc. - Class Aµ	6,013,953
1,125	EUR	AlzChem Group AG	216,734
145,715		Cemex SAB de CV (ADR)	1,479,007
18,475	EUR	Heidelberg Materials AG~	4,334,300
84,925	CAD	Hudbay Minerals, Inc.µ	1,361,174
21,225	ZAR	Impala Platinum Holdings Ltd.	227,468
5,950		Linde PLCµ	2,488,885
163,935	AUD	Lynas Rare Earths Ltd.µ#	1,634,328
32,050		MP Materials Corp.µ#	2,022,034
521,200	NOK	Norsk Hydro ASA~	3,523,604
16,900	ZAR	Sasol Ltd.#	105,736
3,389	EUR	SOL SpA^	198,429
3,120	CAD	Torex Gold Resources, Inc.~#	128,889
21,200		Vale SA (ADR)^	256,308
			23,990,849
		Real Estate (0.2%)
935,500	PHP	Ayala Land, Inc.	316,007
155,160	AED	Emaar Properties PJSC	600,414
2,900	JPY	Kasumigaseki Capital Co. Ltd.~	158,095
			1,074,516
NUMBER OF SHARES			VALUE
		Utilities (0.5%)
45,801	EUR	Engie SA#	$1,071,688
5,150	EUR	Iberdrola SA	104,371
16,220	EUR	Italgas SpA~	170,196
25,950	EUR	RWE AG~	1,277,532
			2,623,787
		TOTAL COMMON STOCKS (Cost $483,232,812)	475,846,314
PREFERRED STOCKS (0.1%)
		Communication Services (0.1%)
5,640		Qwest Corp. 6.500%, 09/01/56	111,390
1,770		T-Mobile USA, Inc.µ 6.250%, 09/01/69	44,197
1,429		5.500%, 03/01/70	33,167
163		5.500%, 06/01/70	3,759
1,701		Telephone & Data Systems, Inc. 6.625%, 03/31/26	34,258
		TOTAL PREFERRED STOCKS (Cost $204,785)	226,771
WARRANTS (0.0%)#
		Communication Services (0.0%)
679		Audacy Capital Corp. 09/30/28, Strike $1.00	—
113		Audacy Capital Corp. 09/30/28, Strike $1.00	—
			—
		Energy (0.0%)
13,401		Mcdermott International Ltd. 06/30/27, Strike $15.98	2
12,061		Mcdermott International Ltd. 06/30/27, Strike $12.33	1
			3
		TOTAL WARRANTS (Cost $5,152)	3
EXCHANGE-TRADED FUNDS (2.6%)
		Other (2.6%)
142,000		iShares J.P. Morgan EM Local Currency Bond ETF	5,878,800
310,000		VanEck J. P. Morgan EM Local Currency Bond ETF	7,901,900
32,620		VanEck Vietnam ETF^	568,567
		TOTAL EXCHANGE-TRADED FUNDS (Cost $14,364,595)	14,349,267

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (2.0%)#
	Consumer Discretionary (0.2%)
173	PDD Holdings, Inc.
2,333,251	Call, 12/19/25, Strike $140.00	$94,717
135	Tesla, Inc.
6,163,560	Call, 11/21/25, Strike $400.00	851,850
		946,567
	Consumer Staples (0.0%)
142	Oddity Tech Ltd.
642,550	Call, 12/19/25, Strike $70.00	3,905
	Energy (0.1%)
2,464	Halliburton Co.
6,613,376	Call, 02/20/26, Strike $28.00	444,752
	Financials (0.0%)
57	Futu Holdings Ltd.
1,134,528	Call, 12/19/25, Strike $190.00	133,950
1,488	NU Holdings Ltd.
2,397,168	Call, 11/21/25, Strike $16.00	127,224
		261,174
	Industrials (0.0%)
346	Embraer SA
2,231,008	Call, 01/16/26, Strike $60.00	259,500
	Information Technology (0.2%)
311	Microsoft Corp.
16,103,891	Call, 11/21/25, Strike $525.00	272,903
375	Shopify, Inc.
6,519,750	Call, 11/21/25, Strike $160.00	756,562
		1,029,465
	Materials (0.0%)
182	POSCO Holdings, Inc.
994,084	Call, 11/21/25, Strike $60.00	17,290
1,493	Vale SA
1,805,037	Call, 12/19/25, Strike $11.00	185,879
		203,169
	Other (1.5%)
1,694	Invesco QQQ Trust Series 1
106,564,458	Put, 12/31/25, Strike $585.00	1,295,063
1,011	Invesco QQQ Trust Series 1
63,598,977	Put, 11/21/25, Strike $525.00	43,979
893	Invesco QQQ Trust Series 1
56,175,951	Put, 11/21/25, Strike $560.00	87,514
750	Invesco QQQ Trust Series 1
47,180,250	Put, 11/21/25, Strike $535.00	39,750
1,420	iShares Biotechnology ETF
22,631,960	Call, 11/21/25, Strike $135.00	3,507,400
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
4,112	iShares MSCI EAFE ETF
38,854,288	Put, 12/19/25, Strike $84.00	$211,768
4,095	iShares MSCI EAFE ETF
38,693,655	Put, 03/31/26, Strike $88.00	788,287
14,315	iShares MSCI Emerging Markets ETF
79,161,950	Put, 03/31/26, Strike $50.00	1,359,925
2,300	iShares MSCI India ETF
12,413,100	Call, 01/16/26, Strike $53.00	546,250
1,462	KraneShares CSI China Internet ETF
5,840,690	Call, 11/21/25, Strike $42.00	72,369
1,165	SPDR® S&P 500® ETF Trust
79,459,990	Put, 12/19/25, Strike $510.00	64,657
313	SPDR® S&P 500® ETF Trust
21,348,478	Put, 11/21/25, Strike $590.00	12,990
		8,029,952
	TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $16,642,084)	11,178,484
	TOTAL INVESTMENTS (141.5%) (Cost $773,864,886)	774,987,479
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-8.9%)		(48,500,000)
LIABILITIES, LESS OTHER ASSETS (-32.6%)		(178,809,799)
NET ASSETS (100.0%)		$547,677,680
EXCHANGE-TRADED WRITTEN OPTION (0.0%)#
	Information Technology (0.0%)
(163)	Marvell Technology, Inc.
(1,527,962)	Call, 01/16/26, Strike $120.00 (Premium $41,819)	$(61,940)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $238,102,317.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2025

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	12/01/2024	$23,921
TOTAL		$23,921

††  When-issued security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $8,555,724.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

ABBREVIATION

ADR  American Depositary Receipt

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

SAR  Saudi Riyal

SEK  Swedish Krona

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$165,223	$—	$165,223
Corporate Bonds	—	66,310,258	—	66,310,258
Convertible Bonds	—	179,690,075	—	179,690,075
Bank Loans	—	12,019,974	—	12,019,974
Convertible Preferred Stock	15,201,110	—	—	15,201,110
Common Stocks	235,029,106	240,817,208	—	475,846,314
Preferred Stocks	226,771	—	—	226,771
Warrants	—	3	—	3
Exchange-Traded Funds	14,349,267	—	—	14,349,267
Exchange-Traded Purchased Options	11,178,484	—	—	11,178,484
Total	$499,002,741	$499,002,741	$—	$774,987,479
Liabilities:
Exchange-Traded Written Option	$61,940	$—	$—	$61,940
Total	$61,940	$—	$—	$61,940

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2025

CURRENCY EXPOSURE
OCTOBER 31, 2025

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$493,228,747	63.6%
European Monetary Unit	74,162,885	9.6%
New Taiwan Dollar	40,935,040	5.3%
South Korean Won	34,137,629	4.4%
Hong Kong Dollar	31,994,762	4.1%
Japanese Yen	29,353,841	3.8%
Canadian Dollar	14,654,169	1.9%
British Pound Sterling	14,017,960	1.8%
Indian Rupee	10,863,106	1.4%
Chinese Yuan Renminbi	10,290,786	1.3%
Australian Dollar	4,065,341	0.5%
Norwegian Krone	3,632,717	0.5%
Swiss Franc	2,660,846	0.3%
Saudi Riyal	2,059,065	0.3%
South African Rand	1,953,898	0.3%
Brazilian Real	1,374,195	0.2%
Indonesian Rupiah	1,315,695	0.2%
UAE Dirham	1,131,832	0.1%
Philippine Peso	1,125,767	0.1%
Swedish Krona	792,036	0.1%
Mexican Peso	476,471	0.1%
Thai Baht	453,632	0.1%
Israeli Shekel	245,119	—%
Total Investments	$774,925,539	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (10.5%)
	Airlines (0.1%)
33,443	Alaska Airlines Pass-Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	$33,573
40,150	American Airlines Pass-Through Trust
	Series 2021-1, Class B 3.950%, 01/11/32	38,415
32,844	British Airways Pass-Through Trust
	Series 2021-1, Class B* 3.900%, 03/15/33	31,726
39,786	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	40,062
		143,776
	Communication Services (0.9%)
30,000	Altice France SA* 6.875%, 07/15/32	28,847
55,000	APi Group DE, Inc.* 4.750%, 10/15/29	54,007
15,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	15,772
36,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	36,094
25,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30	26,230
25,000	7.500%, 03/15/33	26,184
17,000	Directv Financing LLC* 8.875%, 02/01/30	16,922
24,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	24,003
70,000	Frontier California, Inc. 6.750%, 05/15/27	71,428
11,000	Frontier Communications Holdings LLC* 8.750%, 05/15/30	11,508
85,000	Frontier Florida LLC 6.860%, 02/01/28	88,456
65,000	Frontier North, Inc. 6.730%, 02/15/28	67,270
40,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc.* 3.500%, 03/01/29	38,148
23,000	Gray Media, Inc.* 7.250%, 08/15/33	22,561
20,000	5.375%, 11/15/31	13,920
40,000	Hughes Satellite Systems Corp.^ 5.250%, 08/01/26	39,356
20,000	iHeartCommunications, Inc.* 10.875%, 05/01/30	14,425
13,350	7.750%, 08/15/30	11,234
PRINCIPAL AMOUNT		VALUE
11,000	Level 3 Financing, Inc.* 7.000%, 03/31/34	$11,310
35,000	Lumen Technologies, Inc. 7.600%, 09/15/39	34,799
29,500	10.000%, 10/15/32*	29,848
45,000	Paramount Global 4.900%, 08/15/44	35,674
35,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	37,491
25,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	26,189
23,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	20,810
11,000	5.375%, 01/15/31	7,664
20,000	Sinclair Television Group, Inc.* 8.125%, 02/15/33	20,417
56,000	Sirius XM Radio LLC* 3.875%, 09/01/31^	50,838
45,000	5.500%, 07/01/29^	45,070
20,000	3.125%, 09/01/26	19,844
21,000	T-Mobile USA, Inc.^ 6.700%, 12/15/33	23,495
20,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	20,689
35,000	Time Warner Cable LLC 6.550%, 05/01/37	35,881
15,000	7.300%, 07/01/38	16,190
35,000	Univision Communications, Inc.* 8.000%, 08/15/28	36,066
20,000	8.500%, 07/31/31	20,498
3,000	Versant Media Group, Inc.* 7.250%, 01/30/31	3,061
20,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	16,060
10,000	4.279%, 03/15/32	9,177
		1,127,436
	Consumer Discretionary (2.3%)
65,000	Adams Homes, Inc.* 9.250%, 10/15/28	67,582
35,000	Adient Global Holdings Ltd.* 8.250%, 04/15/31^	36,577
22,000	7.500%, 02/15/33	22,757
20,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	20,256
11,000	7.375%, 08/01/33	11,147
45,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	45,186
22,000	7.750%, 10/15/33	22,044
38,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	36,091
22,000	6.875%, 08/01/33	22,066

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
57,000	Bath & Body Works, Inc. 6.694%, 01/15/27	$58,264
35,000	6.875%, 11/01/35	36,612
30,000	6.625%, 10/01/30*	30,839
40,000	Caesars Entertainment, Inc.* 6.500%, 02/15/32	40,353
35,000	6.000%, 10/15/32^	33,415
28,000	4.625%, 10/15/29^	26,367
45,000	Carnival Corp.* 6.125%, 02/15/33	46,434
22,000	4.000%, 08/01/28	21,653
90,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30	85,534
90,000	4.500%, 08/15/30	84,274
85,000	5.125%, 05/01/27	84,558
50,000	6.375%, 09/01/29	50,558
46,000	4.250%, 02/01/31	41,703
22,000	4.750%, 02/01/32^	19,935
20,000	5.000%, 02/01/28	19,809
45,000	Century Communities, Inc.* 6.625%, 09/15/33	44,923
23,000	Churchill Downs, Inc.* 6.750%, 05/01/31	23,576
22,000	5.750%, 04/01/30	22,071
34,000	Clarios Global LP/Clarios U.S. Finance Co.* 6.750%, 09/15/32	34,951
42,000	Dana, Inc. 4.500%, 02/15/32^	41,136
40,000	4.250%, 09/01/30	39,472
21,000	DISH DBS Corp. 5.125%, 06/01/29	18,164
18,000	7.375%, 07/01/28	16,834
46,000	DISH Network Corp.* 11.750%, 11/15/27	48,436
175,000	Ford Motor Co.^ 6.100%, 08/19/32	179,832
20,000	General Motors Co. 5.200%, 04/01/45	18,174
45,000	goeasy Ltd.* 6.875%, 02/15/31	44,006
41,000	7.625%, 07/01/29	41,368
30,000	9.250%, 12/01/28	31,115
63,000	Goodyear Tire & Rubber Co. 5.625%, 04/30/33^	56,971
20,000	5.250%, 07/15/31	18,227
25,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	25,570
19,000	4.000%, 08/15/28	18,454
30,264	Guitar Center, Inc. 11.000%, 08/19/32	9,079
8,424	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	8,530
PRINCIPAL AMOUNT		VALUE
25,000	Kohl's Corp. 5.550%, 07/17/45	$16,236
45,000	Liberty Interactive LLC 8.250%, 02/01/30	3,896
45,000	Life Time, Inc.* 6.000%, 11/15/31	45,626
34,000	Light & Wonder International, Inc.* 6.250%, 10/01/33	33,903
45,000	Lindblad Expeditions LLC* 7.000%, 09/15/30	45,868
25,000	Lithia Motors, Inc.* 5.500%, 10/01/30	25,062
30,000	M/I Homes, Inc. 3.950%, 02/15/30	28,595
55,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	39,786
33,000	6.700%, 07/15/34*	31,110
80,000	MGM Resorts International^ 6.500%, 04/15/32	81,295
55,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.* 4.875%, 05/01/29	53,430
25,000	NCL Corp. Ltd.* 6.250%, 09/15/33	25,274
20,000	5.875%, 01/15/31	20,010
22,000	Newell Brands, Inc. 8.500%, 06/01/28*	22,650
22,000	6.625%, 05/15/32^	20,796
20,000	6.375%, 05/15/30^	19,027
45,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	44,636
37,000	Patrick Industries, Inc.* 4.750%, 05/01/29	36,427
23,000	6.375%, 11/01/32	23,449
50,000	Penn Entertainment, Inc.* 4.125%, 07/01/29	46,612
60,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.* 5.625%, 09/01/29	35,996
20,000	QVC, Inc. 5.450%, 08/15/34	8,895
20,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	20,930
77,000	Rite Aid Corp. 0.000%, 11/15/26*@	—
26,029	15.000%, 08/30/31@	130
14,000	0.000%, 10/18/25*	—
5,058	0.000%, 08/30/31*@!!	379
4,767	0.000%, 08/30/34	—
45,000	Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.* 6.625%, 02/01/33	45,514
45,000	Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.* 6.250%, 10/15/30	45,362

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
26,250	Saks Global Enterprises LLC* 11.000%, 12/15/29	$9,583
11,295	SGUS LLC* 11.000%, 12/15/29	9,792
43,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed* 4.625%, 03/01/29	41,244
65,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	65,170
39,000	Six Flags Entertainment Corp./Canada's Wonderland Co./Magnum Management Corp. 5.250%, 07/15/29	37,530
30,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	29,210
36,000	Speedway Motorsports LLC/Speedway Funding II, Inc.* 4.875%, 11/01/27	35,824
30,000	Staples, Inc.* 10.750%, 09/01/29	29,295
40,000	Station Casinos LLC* 4.500%, 02/15/28	39,392
45,000	STL Holding Co. LLC* 8.750%, 02/15/29	47,214
10,000	Viking Cruises Ltd.* 9.125%, 07/15/31	10,721
22,000	Voyager Parent LLC* 9.250%, 07/01/32	23,106
45,000	Whirlpool Corp. 6.500%, 06/15/33	43,944
20,000	William Carter Co.*†† 7.375%, 02/15/31	19,941
40,000	Windsor Holdings III LLC* 8.500%, 06/15/30	42,256
		3,010,019
	Consumer Staples (0.6%)
75,000	Albertsons Cos., Inc./ Safeway, Inc./New Albertsons LP/ Albertsons LLC* 4.625%, 01/15/27	74,857
30,000	5.875%, 02/15/28	30,048
10,000	6.250%, 03/15/33	10,295
6,000	5.750%, 03/31/34††	6,028
6,000	5.500%, 03/31/31††	6,049
43,000	Amneal Pharmaceuticals LLC* 6.875%, 08/01/32	45,087
23,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.* 8.375%, 06/15/32	23,620
25,000	Brink's Co.* 6.500%, 06/15/29	25,774
23,000	6.750%, 06/15/32	23,913
PRINCIPAL AMOUNT		VALUE
51,000	Central Garden & Pet Co.* 4.125%, 04/30/31	$47,827
53,000	Edgewell Personal Care Co.* 4.125%, 04/01/29	50,398
49,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	47,075
11,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL 5.750%, 04/01/33	11,467
38,753	MPH Acquisition Holdings LLC* 6.750%, 03/31/31 0.75% PIK Rate	33,297
17,076	5.750%, 12/31/30	15,520
33,000	New Albertsons LP 7.750%, 06/15/26	33,617
43,000	Performance Food Group, Inc.* 4.250%, 08/01/29	41,984
11,000	6.125%, 09/15/32	11,303
35,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	33,902
43,000	Post Holdings, Inc.* 6.250%, 02/15/32	44,241
39,000	6.375%, 03/01/33	39,641
42,000	Prestige Brands, Inc.* 3.750%, 04/01/31	39,023
33,000	RR Donnelley & Sons Co.* 9.500%, 08/01/29	33,862
35,000	United Natural Foods, Inc.* 6.750%, 10/15/28	35,035
		763,863
	Energy (1.5%)
45,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp.* 6.625%, 10/15/32	45,916
22,000	6.625%, 07/15/33	22,390
33,000	Buckeye Partners LP 6.750%, 02/01/30*	34,527
25,000	5.850%, 11/15/43	23,497
16,000	6.875%, 07/01/29*	16,627
41,000	Civitas Resources, Inc.* 8.750%, 07/01/31	42,161
21,000	9.625%, 06/15/33	22,525
30,000	Continental Resources, Inc. 4.900%, 06/01/44	24,304
31,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 yr. CMT + 3.12%	32,998
20,000	7.200%, 06/27/54 5 yr. CMT + 2.97%	21,419
40,000	Energy Transfer LP‡ 7.133%, 11/01/66^ 3 mo. USD Term SOFR + 3.28%	39,986
32,000	6.500%, 11/15/26 5 yr. CMT + 5.69%	32,191
20,000	7.125%, 10/01/54^ 5 yr. CMT + 2.83%	20,717

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
31,000	Genesis Energy LP/Genesis Energy Finance Corp. 8.875%, 04/15/30	$32,766
20,000	8.000%, 05/15/33	20,718
60,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	61,355
45,000	Howard Midstream Energy Partners LLC* 7.375%, 07/15/32	47,230
45,000	Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.* 6.875%, 12/01/32	45,791
41,000	Matador Resources Co.* 6.500%, 04/15/32	41,425
44,000	Nabors Industries, Inc.* 9.125%, 01/31/30	46,262
30,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	4,651
45,000	Oceaneering International, Inc. 6.000%, 02/01/28	45,312
31,000	ONEOK, Inc.* 6.500%, 09/01/30	33,179
70,000	Parkland Corp.* 6.625%, 08/15/32	71,340
42,000	Permian Resources Operating LLC* 7.000%, 01/15/32	43,604
11,000	6.250%, 02/01/33	11,206
20,000	Phillips 66 Co.‡ 5.875%, 03/15/56 5 yr. CMT + 2.28%	19,908
50,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	50,101
45,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	46,941
60,000	Summit Midstream Holdings LLC* 8.625%, 10/31/29	61,106
45,000	Sunoco LP* 6.250%, 07/01/33	46,043
35,000	7.875%, 09/18/30‡ 5 yr. CMT + 4.23%	35,620
45,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.* 6.750%, 03/15/34	44,696
70,000	TGNR Intermediate Holdings LLC* 5.500%, 10/15/29	67,896
60,000	Transocean International Ltd.* 8.250%, 05/15/29	60,398
34,000	7.875%, 10/15/32	35,046
10,000	Venture Global Calcasieu Pass LLC* 4.125%, 08/15/31	9,254
10,000	3.875%, 08/15/29	9,478
PRINCIPAL AMOUNT		VALUE
98,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 yr. CMT + 5.44%	$91,678
55,000	8.375%, 06/01/31	56,498
35,000	8.125%, 06/01/28	36,077
23,000	7.000%, 01/15/30^	23,295
20,000	9.875%, 02/01/32^	21,372
20,000	9.500%, 02/01/29	21,548
45,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	47,159
6,000	6.750%, 01/15/36	6,359
45,000	Vital Energy, Inc. 9.750%, 10/15/30	46,352
45,000	VOC Escrow Ltd.* 5.000%, 02/15/28	44,950
42,000	WBI Operating LLC* 6.500%, 10/15/33	42,007
22,000	6.250%, 10/15/30	21,968
45,000	Weatherford International Ltd.* 6.750%, 10/15/33	46,019
59,000	Wildfire Intermediate Holdings LLC* 7.500%, 10/15/29	59,031
		1,934,897
	Financials (1.5%)
34,000	Acrisure LLC/Acrisure Finance, Inc.* 8.250%, 02/01/29	35,451
45,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer* 7.375%, 10/01/32	46,536
45,000	6.500%, 10/01/31	46,237
59,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	57,894
20,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	18,644
46,000	AmWINS Group, Inc.* 4.875%, 06/30/29	44,471
20,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.* 7.500%, 07/15/33	20,649
45,000	Azorra Finance Ltd.* 7.250%, 01/15/31	47,185
45,000	Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	46,242
45,000	Blackstone Mortgage Trust, Inc.* 7.750%, 12/01/29	47,434
23,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	25,010
17,000	6.125%, 01/15/31	17,080
59,000	Bread Financial Holdings, Inc.*‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	60,299

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
78,000	Broadstreet Partners Group LLC* 5.875%, 04/15/29	$77,722
33,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC* 4.500%, 04/01/27	32,523
20,000	Citigroup, Inc.‡ 6.875%, 08/15/30	20,590
40,000	Corebridge Financial, Inc.‡^ 6.375%, 09/15/54 5 yr. CMT + 2.65%	41,258
30,000	Credit Acceptance Corp.* 9.250%, 12/15/28	31,473
20,000	6.625%, 03/15/30	19,984
45,000	CrossCountry Intermediate HoldCo LLC* 6.500%, 10/01/30	45,477
45,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	48,221
20,000	Enstar Group Ltd.*‡^ 7.500%, 04/01/45 5 yr. CMT + 3.19%	20,919
10,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	10,276
50,000	GGAM Finance Ltd.* 8.000%, 02/15/27	51,226
23,000	5.875%, 03/15/30	23,383
66,000	HUB International Ltd.* 5.625%, 12/01/29	65,867
40,000	7.250%, 06/15/30	41,799
33,000	7.375%, 01/31/32	34,227
65,000	Iron Mountain, Inc.* 5.250%, 03/15/28	64,995
48,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.* 7.000%, 07/15/31	50,403
20,000	Level 3 Financing, Inc.* 3.875%, 10/15/30	18,023
30,000	MetLife, Inc. 6.400%, 12/15/66	31,686
20,000	Newmark Group, Inc. 7.500%, 01/12/29	21,433
25,000	OneMain Finance Corp. 7.500%, 05/15/31	26,133
23,000	6.500%, 03/15/33	22,978
40,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer* 7.000%, 02/01/30	41,019
55,000	Provident Funding Associates LP/PFG Finance Corp.* 9.750%, 09/15/29	57,986
40,000	RHP Hotel Properties LP/RHP Finance Corp.* 6.500%, 04/01/32	41,161
PRINCIPAL AMOUNT		VALUE
34,000	Rocket Cos., Inc.* 6.375%, 08/01/33	$35,471
23,000	6.125%, 08/01/30	23,756
42,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	39,530
40,000	Service Properties Trust 8.375%, 06/15/29	39,825
45,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	46,015
23,000	6.500%, 07/01/30	23,950
11,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	11,371
55,000	StoneX Group, Inc.* 7.875%, 03/01/31	58,341
45,000	TrueNoord Capital DAC* 8.750%, 03/01/30	47,430
52,000	United Wholesale Mortgage LLC* 5.500%, 04/15/29	51,231
25,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC*^ 6.500%, 02/15/29	23,400
23,000	UWM Holdings LLC* 6.250%, 03/15/31	22,978
23,000	VFH Parent LLC/Valor Co-Issuer, Inc.* 7.500%, 06/15/31	24,078
45,000	XHR LP* 6.625%, 05/15/30	46,011
		1,947,281
	Health Care (0.7%)
45,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	46,605
88,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	74,033
37,000	10.875%, 01/15/32	39,882
25,000	6.875%, 04/15/29^	22,681
5,000	5.250%, 05/15/30	4,691
52,000	DaVita, Inc.* 3.750%, 02/15/31	47,804
49,000	4.625%, 06/01/30	47,342
43,000	6.875%, 09/01/32	44,576
33,000	Embecta Corp.* 5.000%, 02/15/30^	31,322
11,000	6.750%, 02/15/30	10,885
20,000	Encompass Health Corp. 4.750%, 02/01/30	19,778
20,000	4.500%, 02/01/28	19,859
47,000	HCA, Inc. 7.500%, 11/06/33	54,459
25,000	IQVIA, Inc.* 6.250%, 06/01/32	26,063
63,000	Medline Borrower LP* 5.250%, 10/01/29	62,779
55,000	3.875%, 04/01/29	53,449
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
6,000	Medline Borrower LP/Medline Co-Issuer, Inc.* 6.250%, 04/01/29	$6,178
200,000	Organon & Co./Organon Foreign Debt Co-Issuer BV*^ 5.125%, 04/30/31	153,648
120,000	Tenet Healthcare Corp. 6.250%, 02/01/27	120,240
70,000	6.875%, 11/15/31	76,096
		962,370
	Industrials (1.1%)
50,000	AAR Escrow Issuer LLC* 6.750%, 03/15/29	51,651
50,000	ACCO Brands Corp.* 4.250%, 03/15/29	44,582
50,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 yr. CMT + 3.15%	48,187
10,000	4.650%, 06/15/26 5 yr. CMT + 4.08%	9,873
25,000	Arcosa, Inc.* 4.375%, 04/15/29	24,346
22,000	6.875%, 08/15/32	23,032
214,762	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK rate	2,695
25,000	Bombardier, Inc.* 8.750%, 11/15/30	27,006
15,000	7.000%, 06/01/32^	15,756
13,000	7.250%, 07/01/31^	13,808
11,000	6.750%, 06/15/33	11,552
2,000	7.875%, 04/15/27	2,007
44,000	BWX Technologies, Inc.* 4.125%, 04/15/29	42,953
65,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	66,499
11,000	Delta Air Lines, Inc./SkyMiles IP Ltd.* 4.750%, 10/20/28	11,079
58,000	Deluxe Corp.* 8.000%, 06/01/29^	57,520
10,000	8.125%, 09/15/29	10,492
23,000	Energizer Holdings, Inc.* 6.000%, 09/15/33	22,282
25,000	EnerSys* 4.375%, 12/15/27	24,721
20,000	6.625%, 01/15/32	20,573
25,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	25,280
15,000	8.000%, 03/15/33	14,796
45,000	Graham Packaging Co., Inc.* 7.125%, 08/15/28	44,869
30,000	Graphic Packaging International LLC* 4.750%, 07/15/27	29,960
20,000	3.500%, 03/01/29	18,954
PRINCIPAL AMOUNT		VALUE
51,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	$49,373
65,000	Herc Holdings, Inc.* 5.500%, 07/15/27	65,014
23,000	7.250%, 06/15/33	24,268
23,000	7.000%, 06/15/30	24,098
23,000	6.625%, 06/15/29	23,768
34,000	JELD-WEN, Inc.* 7.000%, 09/01/32	28,084
70,000	Ken Garff Automotive LLC* 4.875%, 09/15/28	68,823
33,000	Moog, Inc.* 4.250%, 12/15/27	32,638
52,000	Novelis Corp.* 4.750%, 01/30/30	50,284
45,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	46,735
11,000	Sealed Air Corp.* 5.000%, 04/15/29	10,931
10,000	6.500%, 07/15/32	10,356
35,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	35,469
10,000	7.250%, 02/15/31^	10,496
40,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	37,219
34,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	34,734
10,000	6.500%, 08/15/32	10,292
45,000	TransDigm, Inc.* 6.875%, 12/15/30	46,740
35,000	6.750%, 08/15/28	35,756
29,000	6.625%, 03/01/32	29,997
15,000	7.125%, 12/01/31	15,694
12,011	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	11,665
34,000	Waste Pro USA, Inc.* 7.000%, 02/01/33	35,437
27,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	26,687
20,000	7.375%, 10/01/31	20,945
15,000	6.625%, 06/15/29	15,450
		1,465,426
	Information Technology (0.5%)
20,000	Block, Inc.* 5.625%, 08/15/30	20,317
11,000	6.000%, 08/15/33	11,252
22,000	CACI International, Inc.* 6.375%, 06/15/33	22,885
80,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	77,150
23,000	Coherent Corp.* 5.000%, 12/15/29	22,794

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
4,000	Dell International LLC/EMC Corp. 6.020%, 06/15/26	$4,029
26,000	Fair Isaac Corp.* 4.000%, 06/15/28	25,430
17,000	6.000%, 05/15/33	17,364
50,000	KBR, Inc.* 4.750%, 09/30/28	49,228
22,000	NCL Corp. Ltd.* 6.750%, 02/01/32	22,628
34,000	ON Semiconductor Corp.* 3.875%, 09/01/28	33,122
20,000	Open Text Corp.* 6.900%, 12/01/27	20,838
16,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	14,916
10,000	4.125%, 02/15/30	9,563
37,000	Playtika Holding Corp.* 4.250%, 03/15/29	33,436
60,000	TTM Technologies, Inc.* 4.000%, 03/01/29	58,014
30,000	Twilio, Inc. 3.625%, 03/15/29	28,853
11,000	3.875%, 03/15/31	10,431
42,000	UKG, Inc.* 6.875%, 02/01/31	43,238
65,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	61,419
45,000	Zebra Technologies Corp.* 6.500%, 06/01/32	46,682
50,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.* 3.875%, 02/01/29	47,185
		680,774
	Materials (0.6%)
45,000	Avient Corp.* 6.250%, 11/01/31	45,976
45,000	Capstone Copper Corp.* 6.750%, 03/31/33	46,628
20,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	20,114
44,000	Century Aluminum Co.* 6.875%, 08/01/32	45,209
37,000	Chemours Co.* 8.000%, 01/15/33^	35,755
11,000	4.625%, 11/15/29	9,736
75,000	Clearwater Paper Corp.* 4.750%, 08/15/28	70,472
65,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	63,092
45,000	JW Aluminum Continuous Cast Co.* 10.250%, 04/01/30	46,290
PRINCIPAL AMOUNT		VALUE
23,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	$22,927
45,000	Knife River Corp.* 7.750%, 05/01/31	47,153
48,000	Mercer International, Inc. 5.125%, 02/01/29^	31,054
20,000	12.875%, 10/01/28*	16,690
45,000	Qnity Electronics, Inc.* 6.250%, 08/15/33	46,258
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	54,958
45,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	44,989
45,000	Terex Corp.* 6.250%, 10/15/32	45,757
18,107	Trinseo Luxco Finance SPV SARL/Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	6,366
43,000	WR Grace Holdings LLC* 6.625%, 08/15/32	41,582
		741,006
	Other (0.3%)
15,523	Claritev Corp.* 6.750%, 03/31/31 0.75% PIK Rate	12,431
73,945	EchoStar Corp. 10.750%, 11/30/29	81,454
44,123	6.750%, 11/30/30 6.75% Cash or PIK	45,576
25,000	Gen Digital, Inc.* 6.750%, 09/30/27	25,417
34,000	Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC* 8.250%, 04/15/30	35,305
45,000	New Gold, Inc.* 6.875%, 04/01/32	47,040
45,000	Olin Corp.* 6.625%, 04/01/33	44,654
20,000	Reinsurance Group of America, Inc.‡^ 6.650%, 09/15/55 5 yr. CMT + 2.39%	20,945
45,000	Rfna LP* 7.875%, 02/15/30	44,853
45,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	47,642
		405,317
	Real Estate (0.1%)
22,000	Forestar Group, Inc.* 6.500%, 03/15/33	22,574
30,000	Global Net Lease, Inc.*^ 4.500%, 09/30/28	29,501

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
31,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP*^ 3.750%, 12/15/27	$30,083
		82,158
	Special Purpose Acquisition Companies (0.1%)
11,000	Clydesdale Acquisition Holdings, Inc.* 6.750%, 04/15/32	11,043
45,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30^	41,751
23,000	4.625%, 01/15/29	22,012
		74,806
	Utilities (0.2%)
20,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55 5 yr. CMT + 2.21%	20,880
45,000	Duke Energy Corp.‡ 6.450%, 09/01/54 5 yr. CMT + 2.59%	47,666
35,000	Entergy Corp.‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	36,843
35,000	Evergy, Inc.‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	36,023
33,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	34,478
16,000	PPL Capital Funding, Inc.‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	15,776
20,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	20,242
10,000	8.000%, 10/15/26 5 yr. CMT + 6.93%	10,260
		222,168
	TOTAL CORPORATE BONDS (Cost $13,826,844)	13,561,297
CONVERTIBLE BONDS (33.1%)
	Communication Services (8.1%)
2,813,000	Alibaba Group Holding Ltd. 0.000%, 09/15/32	3,179,534
1,052,000	AST SpaceMobile, Inc.* 2.000%, 01/15/36	1,119,949
755,000	2.375%, 10/15/32	1,065,343
1,804,000	DoorDash, Inc.* 0.000%, 05/15/30	1,993,781
253,000	Grab Holdings Ltd. 0.000%, 06/15/30	293,986
580,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	745,062
PRINCIPAL AMOUNT			VALUE
453,000		Lyft, Inc.* 0.000%, 09/15/30	$528,850
721,000		Uber Technologies, Inc. 0.875%, 12/01/28	1,053,395
460,000		Uber Technologies, Inc. (Aurora Innovation, Inc.)*§ 0.000%, 05/15/28	487,145
			10,467,045
		Consumer Discretionary (1.5%)
10,000,000	HKD	Chow Tai Fook Jewellery Group Ltd. 0.375%, 06/30/30	1,396,066
494,000		NCL Corp. Ltd.* 0.750%, 09/15/30	475,025
			1,871,091
		Consumer Staples (2.1%)
1,422,000		Alnylam Pharmaceuticals, Inc.* 0.000%, 09/15/28	1,423,010
121,000		Celcuity, Inc. 2.750%, 08/01/31	217,849
1,151,000		Oddity Finance LLC* 0.000%, 06/15/30	1,019,061
			2,659,920
		Energy (0.4%)
20,000		Nabors Industries, Inc. 1.750%, 06/15/29	15,622
300,000	EUR	Saipem SpA 2.875%, 09/11/29	489,365
			504,987
		Financials (3.1%)
1,000,000	EUR	Cara Obligations SAS (Kering SA)§ 1.500%, 12/01/30	1,503,747
653,000		Coinbase Global, Inc.* 0.000%, 10/01/32	731,249
500,000		Goldman Sachs Finance Corp. International Ltd. (Tencent Holdings Ltd.)§ 0.000%, 03/15/27	860,445
503,000		IREN Ltd.* 0.000%, 07/01/31	532,677
273,000		Terawulf, Inc.* 0.000%, 05/01/32	283,044
			3,911,162
		Health Care (1.5%)
1,106,000		Ligand Pharmaceuticals, Inc.* 0.750%, 10/01/30	1,297,449
485,000		Tempus AI, Inc.* 0.750%, 07/15/30	660,148
			1,957,597
		Industrials (2.0%)
1,576,000		AeroVironment, Inc. 0.000%, 07/15/30	2,207,582

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT			VALUE
360,000		Bloom Energy Corp.*†† 0.000%, 11/15/30	$365,907
			2,573,489
		Information Technology (7.4%)
1,335,000		Cloudflare, Inc.* 0.000%, 06/15/30	1,666,614
835,000		CyberArk Software Ltd.* 0.000%, 06/15/30	975,823
886,000		Guidewire Software, Inc.* 1.250%, 11/01/29	1,049,086
300,000		Hon Hai Precision Industry Co. Ltd. 0.000%, 10/24/29	339,252
556,000		Life360, Inc.* 0.000%, 06/01/30	771,678
709,000		Lumentum Holdings, Inc.* 0.375%, 03/15/32	938,780
1,535,000		Mirion Technologies, Inc.* 0.250%, 06/01/30	2,216,340
448,000		Nebius Group NV* 1.000%, 09/15/30	571,872
803,000		Spotify USA, Inc. 0.000%, 03/15/26	1,037,958
			9,567,403
		Materials (2.1%)
254,000		First Majestic Silver Corp. 0.375%, 01/15/27	287,089
626,000		Fortuna Mining Corp. 3.750%, 06/30/29	955,626
1,200,000		KCC Corp. (HD Korea Shipbuilding & Offshore Engineering Co. Ltd.)§ 1.750%, 07/10/30	1,490,184
			2,732,899
		Utilities (4.9%)
940,000		CenterPoint Energy, Inc.* 3.000%, 08/01/28	955,576
1,159,000		Duke Energy Corp. 4.125%, 04/15/26	1,248,869
1,300,000	EUR	Iberdrola Finanzas SA 1.500%, 03/27/30	1,621,572
1,097,000		PPL Capital Funding, Inc. 2.875%, 03/15/28	1,245,293
1,134,000		Southern Co. 4.500%, 06/15/27	1,258,717
			6,330,027
		TOTAL CONVERTIBLE BONDS (Cost $38,601,956)	42,575,620
BANK LOANS (1.1%)¡
		Airlines (0.1%)
49,250		Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	49,429
PRINCIPAL AMOUNT		VALUE
37,291	United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	$37,440
		86,869
	Communication Services (0.2%)
20,000	Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	19,982
11,267	Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	9,035
1,261	Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	1,244
24,748	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	24,792
58,905	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	55,629
700	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	701
45,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	45,000
54,475	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	52,840
40,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	39,917
		249,140
	Consumer Discretionary (0.2%)
45,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	45,300
44,663	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	44,736
24,688	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	25,037
42,500	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	41,969
49,250	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	49,346
45,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	44,935
		251,323

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.2%)
47,200	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	$47,652
34,650	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	33,281
110,723	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	110,239
3,564	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	3,569
51,477	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	51,627
44,888	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	45,025
		291,393
	Energy (0.0%)
59,092	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	59,277
	Financials (0.1%)
65,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	65,176
29,858	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	29,961
		95,137
	Industrials (0.2%)
30,000	Blackfin Pipeline LLC! Term Loan B, 0.000%, 09/29/32	30,028
15,000	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	15,014
34,913	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	35,065
59,625	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	59,492
44,439	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	44,564
83,938	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	84,146
		268,309
PRINCIPAL AMOUNT			VALUE
		Information Technology (0.1%)
45,387		Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	$45,142
64,675		Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	64,507
34,814		SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	34,931
			144,580
		TOTAL BANK LOANS (Cost $1,444,663)	1,446,028
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (2.7%)
		Industrials (2.7%)
54,190		Boeing Co. 6.000%, 10/15/27 (Cost $2,953,219)	3,507,177
COMMON STOCKS (88.7%)
		Communication Services (10.2%)
9,086		Alphabet, Inc. - Class Aµ	2,554,892
925		Altice USA, Inc. - Class A^#	2,063
63,040		AT&T, Inc.^µ	1,560,240
553		Audacy, Inc.#	4,148
26,800	HKD	Baidu, Inc. - Class A#	405,651
1,050		Baidu, Inc. (ADR)^#	126,914
11,720	INR	Bharti Airtel Ltd.	272,289
310		Cumulus Media, Inc. - Class A#	42
4,100	SEK	Hacksaw AB#	32,752
18,800	HKD	Kuaishou Technology*	174,545
2,050		Meta Platforms, Inc. - Class Aµ	1,329,117
6,550		Millicom International Cellular SA	308,570
29,794	ZAR	MTN Group Ltd.	297,657
1,110		Netflix, Inc.#	1,241,935
3,155		Sea Ltd. (ADR)#	492,969
5,400	JPY	SoftBank Group Corp.µ	947,530
405		Spotify Technology SAµ#	265,405
17,300	AUD	Superloop Ltd.#	35,295
13,700	HKD	Tencent Holdings Ltd.µ	1,112,819
13,005		Tencent Holdings Ltd. (ADR)^	1,058,217
6,300	HKD	Tencent Music Entertainment Group - Class A	70,372
7,610		Walt Disney Co.^µ	857,038
			13,150,460

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES			VALUE
		Consumer Discretionary (10.0%)
40,500	HKD	Alibaba Group Holding Ltd.µ	$861,789
2,305		Alibaba Group Holding Ltd. (ADR)^	392,841
15,600	MXN	Alsea SAB de CV	43,168
8,925		Amazon.com, Inc.µ#	2,179,663
15,925	INR	Amber Enterprises India Ltd.#	1,439,552
83,000	AED	Americana Restaurants International PLC	47,229
9,604		Aptiv PLC#	778,884
764,856	IDR	Astra International Tbk. PT	282,816
2,560	EUR	Auto1 Group SE#	89,965
240		AutoZone, Inc.^#	881,863
5,700	CNY	China Tourism Group Duty Free Corp. Ltd. - Class A	60,975
4,560	INR	Eicher Motors Ltd.	359,972
107,500	INR	Eternal Ltd.#	383,961
30,000	HKD	Galaxy Entertainment Group Ltd.	149,470
30,500	HKD	JD Health International, Inc.*#	238,081
45,700	HKD	JD.com, Inc. - Class A	754,506
1,125	EUR	Kering SA	399,506
12,000	INR	Le Travenues Technology Ltd.#	36,353
33,500	HKD	Li Ning Co. Ltd.	72,836
3,040	EUR	Lottomatica Group SpA	74,961
280	EUR	LVMH Moet Hennessy Louis Vuitton SEµ	197,910
535		MercadoLibre, Inc.µ#~	1,245,084
18,700	CNY	Ningbo Joyson Electronic Corp. - Class A	83,833
11,570		NIO, Inc. (ADR)#	83,883
70		Rite Aid Corp.#	70
64,000	HKD	Sands China Ltd.	166,800
9,200	JPY	Sony Group Corp.	256,216
38,700	JPY	Toyota Motor Corp.µ	788,982
185,668	INR	Vishal Mega Mart Ltd.#	302,638
3,250	HKD	Yum China Holdings, Inc.	139,961
23,000	HKD	Zhongsheng Group Holdings Ltd.	36,308
			12,830,076
		Consumer Staples (3.7%)
980	KRW	APR Corp.	175,108
16,355		Celsius Holdings, Inc.#	985,062
1,500		Constellation Brands, Inc. - Class A	197,070
1,035		Costco Wholesale Corp.	943,351
20,230	CNY	Eastroc Beverage Group Co. Ltd. - Class A	796,136
700	CNY	Kweichow Moutai Co. Ltd. - Class A	140,804
5,900	CHF	Nestle SAµ	563,736
5,715		Philip Morris International, Inc.^	824,846
20,332	BRL	Raia Drogasil SA	75,584
50	KRW	Samyang Foods Co. Ltd.	47,218
			4,748,915
NUMBER OF SHARES			VALUE
		Energy (3.3%)
11,650	GBP	BP PLCµ	$68,255
1,900		Cameco Corp.	194,199
33,280	CAD	Canadian Natural Resources Ltd.^	1,064,685
7,300	CAD	CES Energy Solutions Corp.^	50,018
180		Cheniere Energy Partners LP	9,391
8,810		Chevron Corp.µ	1,389,513
9,500		Denison Mines Corp.^#	30,115
2,552		Energy Transfer LP	42,950
1,160		Enterprise Products Partners LP	35,716
341		EP Energy Corp.#	554
8,880		EQT Corp.^	475,790
11,400		Helmerich & Payne, Inc.^	299,364
46,000	THB	PTT Exploration & Production PCL	152,426
12,020		TechnipFMC PLC	497,027
			4,310,003
		Financials (12.9%)
116,000	HKD	AIA Group Ltd.µ	1,128,765
78,615	EUR	Alpha Bank SA	308,187
49,400	BRL	B3 SA - Brasil Bolsa Balcao	116,247
6,035	INR	Bajaj Finance Ltd.	71,028
101,890	EUR	Banco Santander SAµ	1,038,278
159,000	IDR	Bank Central Asia Tbk. PT	81,407
5,925	EUR	BAWAG Group AG*	765,695
695	ZAR	Capitec Bank Holdings Ltd.	153,767
285		Credicorp Ltd.	74,385
62,220	EUR	Eurobank Ergasias Services & Holdings SA	234,047
400	CAD	Fairfax Financial Holdings Ltd.	649,414
29,304	AED	First Abu Dhabi Bank PJSC	139,106
1,510		Goldman Sachs Group, Inc.^	1,191,949
10,300	MXN	Grupo Financiero Banorte SAB de CV - Class O	96,694
9,700	HKD	Hong Kong Exchanges & Clearing Ltd.	528,678
40,400		Huntington Bancshares, Inc.	623,776
43,722		Itau Unibanco Holding SA (ADR)	321,794
6,465		JPMorgan Chase & Co.^	2,011,391
11,555	KRW	KB Financial Group, Inc.	943,276
62,000	HKD	PICC Property & Casualty Co. Ltd. - Class H	146,476
44,000	HKD	Ping An Insurance Group Co. of China Ltd. - Class Hµ	317,871
14,800	JPY	Rakuten Bank Ltd.^#	812,333
1,945	KRW	Samsung Life Insurance Co. Ltd.	210,195
15,765	EUR	Societe Generale SA	999,826
83	CHF	Swissquote Group Holding SA^	52,733
3,500	SEK	TF Bank AB	68,228
14,200	EUR	Unicaja Banco SA*	38,337

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES			VALUE
25,985	EUR	UniCredit SpAµ	$1,924,102
1,570		Visa, Inc. - Class Aµ	534,962
12,385		Wells Fargo & Co.^	1,077,123
			16,660,070
		Health Care (3.1%)
5,060	SEK	Ambea AB*	68,224
310		Ascendis Pharma AS (ADR)#	62,496
2,100	GBP	AstraZeneca PLCµ	346,392
1,240		Eli Lilly & Co.µ	1,069,946
6,440	EUR	Fresenius SE & Co. KGaA	370,577
1,310		Humana, Inc.~	364,429
4,510	BRL	Hypera SA	21,662
17,000	HKD	Innovent Biologics, Inc.*#	190,699
1,580	EUR	Medincell SA#	70,103
19,829		Novo Nordisk AS (ADR)	980,742
1,170	AUD	Pro Medicus Ltd.^	200,895
20,915	BRL	Rede D'Or Sao Luiz SA*	168,488
1,440	SEK	Sectra AB - Class B	45,680
1,080		uniQure NV^#	73,105
			4,033,438
		Industrials (11.6%)
1,750	INR	AXISCADES Technologies Ltd.#	31,619
1,100	JPY	BayCurrent, Inc.^	50,450
46	CHF	Belimo Holding AG^	49,631
6,450	TWD	Bizlink Holding, Inc.	289,917
6,040	CNY	Contemporary Amperex Technology Co. Ltd. - Class A	330,237
255	EUR	DO & Co. AG	60,829
2,315	KRW	Doosan Enerbility Co. Ltd.#	143,278
10,873	AUD	DroneShield Ltd.^#	27,153
1,640	EUR	Exosens SAS	92,128
29,030	EUR	Fincantieri SpA#	746,893
3,305		GE Vernova, Inc.µ	1,933,888
1,084	KRW	Hanwha Aerospace Co. Ltd.	743,542
670	KRW	HD Hyundai Heavy Industries Co. Ltd.	282,151
43,700	JPY	Hitachi Ltd.µ	1,492,747
303	KRW	Hyosung Heavy Industries Corp.	489,138
330	KRW	Hyundai Rotem Co. Ltd.	53,388
2,800	JPY	IHI Corp.	57,971
910	CHF	Implenia AG	72,209
25,140	PHP	International Container Terminal Services, Inc.	226,747
5,400	JPY	Japan Elevator Service Holdings Co. Ltd.	63,570
3,100	JPY	Kandenko Co. Ltd.	94,743
839,000	HKD	Lonking Holdings Ltd.	334,433
7,500	JPY	Mitsubishi Heavy Industries Ltd.µ	226,423
3,200	SEK	Munters Group AB*	54,159
NUMBER OF SHARES			VALUE
8,700	CNY	Ningbo Orient Wires & Cables Co. Ltd. - Class A	$76,656
1,870	EUR	Palfinger AG	70,053
1,910	CHF	R&S Group Holding AG	62,861
950	EUR	RENK Group AG	72,329
667	EUR	Rheinmetall AGµ	1,311,178
127,225	GBP	Rolls-Royce Holdings PLC	1,957,839
1,440	KRW	Samsung C&T Corp.	227,882
14,700	CNY	Shanghai International Airport Co. Ltd. - Class A	66,718
4,800	EUR	Siemens AGµ	1,360,307
2,850	EUR	Siemens Energy AGµ#	355,068
1,775	KRW	SK Square Co. Ltd.#	322,190
3,700	HKD	UBTech Robotics Corp. Ltd. - Class H#	65,472
620	EUR	Vossloh AG	56,546
4,250		Waste Management, Inc.^	849,023
13,600	CNY	Zhejiang Sanhua Intelligent Controls Co. Ltd. - Class A	95,501
			14,896,867
		Information Technology (29.4%)
9,600	TWD	Accton Technology Corp.	333,856
4,810		Advanced Micro Devices, Inc.#	1,231,937
2,260	CNY	Advanced Micro-Fabrication Equipment, Inc. China - Class A	88,789
2,700	JPY	Advantest Corp.µ	404,314
42,000	TWD	ASE Technology Holding Co. Ltd.	336,032
8,000	TWD	Asia Vital Components Co. Ltd.	366,245
1,590		ASML Holding NVµ	1,684,176
1,960	TWD	ASPEED Technology, Inc.	347,592
16,500	HKD	Beijing Fourth Paradigm Technology Co. Ltd. - Class H^#	118,231
4,048		Broadcom, Inc.^	1,496,262
1,030	CNY	Cambricon Technologies Corp. Ltd. - Class A#	199,073
1,290		Celestica, Inc.#	444,379
9,500	TWD	Delta Electronics, Inc.	305,557
7,200	TWD	Elite Material Co. Ltd.	316,337
3,920	KRW	Eugene Technology Co. Ltd.	259,897
100,200	HKD	Horizon Robotics#	113,478
4,525	CNY	Hygon Information Technology Co. Ltd. - Class A	145,917
1,300	JPY	Ibiden Co. Ltd.	122,362
4,100	CNY	Iflytek Co. Ltd. - Class A	32,060
2,085	EUR	Indra Sistemas SA^	115,337
18,535		Intel Corp.µ#	741,215
590		IREN Ltd.^#	35,843
1,900	TWD	Jentech Precision Industrial Co. Ltd.	130,276
2,500	JPY	Keyence Corp.µ	927,836

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF SHARES			VALUE
135,000	HKD	Kingdee International Software Group Co. Ltd.#	$254,697
7,200	CAD	Kraken Robotics, Inc.^#	33,111
2,815	AUD	Life360, Inc.*#	91,266
4,010		Marvell Technology, Inc.^	375,897
1,100	JPY	Micronics Japan Co. Ltd.	64,880
5,085		Microsoft Corp.	2,633,064
7,150	CNY	Montage Technology Co. Ltd. - Class A	137,045
2,200	CNY	NAURA Technology Group Co. Ltd. - Class A	125,872
1,040	ILS	Nayax Ltd.#	43,482
900	ILS	Next Vision Stabilized Systems Ltd.	39,513
1,850	NOK	Norbit ASA	37,243
31,980		NVIDIA Corp.^	6,475,630
1,900	JPY	Optex Group Co. Ltd.	28,683
4,165		Oracle Corp.µ	1,093,771
5,675		Palantir Technologies, Inc. - Class A#	1,137,667
7,680		Pony AI, Inc. (ADR)^#	143,462
4,900	EUR	Profile Systems & Software SA	40,712
46,720	KRW	Samsung Electronics Co. Ltd.	3,516,903
715	EUR	SAP SEµ	185,952
1,300		Shopify, Inc. - Class A#	226,018
3,910	KRW	SK Hynix, Inc.	1,521,355
1,500	JPY	Socionext, Inc.^	33,757
167,240	TWD	Taiwan Semiconductor Manufacturing Co. Ltd.	8,087,671
2,300	JPY	Tokyo Electron Ltd.µ	507,081
24,000	CNY	Venustech Group, Inc. - Class A#	52,869
5,905	CNY	Verisilicon Microelectronics Shanghai Co. Ltd. - Class A#	132,187
4,955	AUD	WiseTech Global Ltd.^	223,480
27,600	HKD	Xiaomi Corp. - Class B*µ#	153,122
2,700	CNY	Zhongji Innolight Co. Ltd. - Class A	178,299
			37,871,690
		Materials (4.0%)
47,192	CAD	Alamos Gold, Inc. - Class A^	1,454,909
380	EUR	AlzChem Group AG	73,208
38,990		Cemex SAB de CV (ADR)	395,748
4,495	EUR	Heidelberg Materials AG	1,054,543
24,690	CAD	Hudbay Minerals, Inc.^	395,730
5,875	ZAR	Impala Platinum Holdings Ltd.	62,962
1,505		Linde PLCµ	629,541
43,255	AUD	Lynas Rare Earths Ltd.^#	431,225
7,520		MP Materials Corp.^#	474,437
5,575	ZAR	Sasol Ltd.#	34,880
1,146	EUR	SOL SpA^	67,100
1,060	CAD	Torex Gold Resources, Inc.#	43,789
5,250		Vale SA (ADR)^	63,473
			5,181,545
NUMBER OF SHARES			VALUE
		Real Estate (0.2%)
179,500	PHP	Ayala Land, Inc.	$60,634
42,930	AED	Emaar Properties PJSC	166,124
1,000	JPY	Kasumigaseki Capital Co. Ltd.	54,515
			281,273
		Utilities (0.3%)
13,780	EUR	Iberdrola SA^	279,269
5,550	EUR	Italgas SpA^	58,236
			337,505
		TOTAL COMMON STOCKS (Cost $103,755,258)	114,301,842
WARRANTS (0.0%)#
		Communication Services (0.0%)
153		Audacy Capital Corp. 09/30/28, Strike $1.00	—
25		Audacy Capital Corp. 09/30/28, Strike $1.00	—
			—
		Energy (0.0%)
2,607		Mcdermott International Ltd. 06/30/27, Strike $15.98	1
2,347		Mcdermott International Ltd. 06/30/27, Strike $12.33	—
			1
		TOTAL WARRANTS (Cost $1,002)	1
EXCHANGE-TRADED FUNDS (3.6%)
		Other (3.6%)
45,865		Invesco Senior Loan ETF^	958,579
33,750		iShares J.P. Morgan EM Local Currency Bond ETF	1,397,250
6,150		iShares MSCI Saudi Arabia ETF^	247,722
73,000		VanEck J. P. Morgan EM Local Currency Bond ETF^	1,860,770
9,035		VanEck Vietnam ETF^	157,480
		TOTAL EXCHANGE-TRADED FUNDS (Cost $4,742,878)	4,621,801
PREFERRED STOCKS (0.0%)
		Communication Services (0.0%)
1,122		Qwest Corp.6.500%, 09/01/56	22,159
355		T-Mobile USA, Inc.µ 6.250%, 09/01/69	8,864
289		5.500%, 03/01/70	6,708
33		5.500%, 06/01/70	761

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
340	Telephone & Data Systems, Inc. 6.625%, 03/31/26	$6,848
	TOTAL PREFERRED STOCKS (Cost $40,954)	45,340
EXCHANGE-TRADED PURCHASED OPTIONS (2.1%)#
	Consumer Discretionary (0.1%)
48	PDD Holdings, Inc.
647,376	Call, 12/19/25, Strike $140.00	26,280
32	Tesla, Inc.
1,460,992	Call, 11/21/25, Strike $400.00	201,920
		228,200
	Consumer Staples (0.0%)
34	Oddity Tech Ltd.
153,850	Call, 12/19/25, Strike $70.00	935
	Energy (0.1%)
581	Halliburton Co.
1,559,404	Call, 02/20/26, Strike $28.00	104,870
	Financials (0.1%)
16	Futu Holdings Ltd.
318,464	Call, 12/19/25, Strike $190.00	37,600
412	NU Holdings Ltd.
663,732	Call, 11/21/25, Strike $16.00	35,226
		72,826
	Industrials (0.1%)
96	Embraer SA
619,008	Call, 01/16/26, Strike $60.00	72,000
	Information Technology (0.2%)
73	Microsoft Corp.
3,780,013	Call, 11/21/25, Strike $525.00	64,058
89	Shopify, Inc.
1,547,354	Call, 11/21/25, Strike $160.00	179,557
		243,615
	Materials (0.0%)
51	POSCO Holdings, Inc.
278,562	Call, 11/21/25, Strike $60.00	4,845
415	Vale SA
501,735	Call, 12/19/25, Strike $11.00	51,668
		56,513
	Other (1.5%)
398	Invesco QQQ Trust Series 1
25,036,986	Put, 12/31/25, Strike $585.00	304,271
242	Invesco QQQ Trust Series 1
15,223,494	Put, 11/21/25, Strike $525.00	10,527
211	Invesco QQQ Trust Series 1
13,273,377	Put, 11/21/25, Strike $560.00	20,678
177	Invesco QQQ Trust Series 1
11,134,539	Put, 11/21/25, Strike $535.00	9,381
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
336	iShares Biotechnology ETF
5,355,168	Call, 11/21/25, Strike $135.00	$829,920
965	iShares MSCI EAFE ETF
9,118,285	Put, 12/19/25, Strike $84.00	49,698
965	iShares MSCI EAFE ETF
9,118,285	Put, 03/31/26, Strike $88.00	185,762
3,380	iShares MSCI Emerging Markets ETF
18,691,400	Put, 03/31/26, Strike $50.00	321,100
636	iShares MSCI India ETF
3,432,492	Call, 01/16/26, Strike $53.00	151,050
404	KraneShares CSI China Internet ETF
1,613,980	Call, 11/21/25, Strike $42.00	19,998
280	SPDR® S&P 500® ETF Trust
19,097,680	Put, 12/19/25, Strike $510.00	15,540
78	SPDR® S&P 500® ETF Trust
5,320,068	Put, 11/21/25, Strike $590.00	3,237
		1,921,162
	TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $4,008,492)	2,700,121
	TOTAL INVESTMENTS (141.8%) (Cost $169,375,266)	182,759,227
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-10.1%)		(13,000,000)
LIABILITIES, LESS OTHER ASSETS (-31.7%)		(40,917,956)
NET ASSETS (100.0%)		$128,841,271
EXCHANGE-TRADED WRITTEN OPTION (0.0%)
	Information Technology (0.0%)
(40)	Marvell Technology, Inc.
(374,960)	Call, 01/16/26, Strike $120.00 (Premium $10,254)	$(15,200)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2025

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	09/04/2024	$4,857
TOTAL		$4,857

††  When-issued security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $32,230,023.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $237,272.

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

SEK  Swedish Krona

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

ABBREVIATION

ADR  American Depositary Receipt

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$13,561,297	$—	$13,561,297
Convertible Bonds	—	42,575,620	—	42,575,620
Bank Loans	—	1,446,028	—	1,446,028
Convertible Preferred Stock	3,507,177	—	—	3,507,177
Common Stocks	56,114,030	58,187,812	—	114,301,842
Warrants	—	1	—	1
Exchange-Traded Funds	4,621,801	—	—	4,621,801
Preferred Stocks	45,340	—	—	45,340
Exchange-Traded Purchased Options	2,700,121	—	—	2,700,121
Total	$66,988,469	$115,770,758	$—	$182,759,227
Liabilities:
Exchange-Traded Written Option	$15,200	$—	$—	$15,200
Total	$15,200	$—	$—	$15,200

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2025

CURRENCY EXPOSURE
OCTOBER 31, 2025

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$115,171,750	63.0%
European Monetary Unit	16,125,866	8.8%
New Taiwan Dollar	10,513,483	5.8%
South Korean Won	8,935,521	4.9%
Hong Kong Dollar	8,931,126	4.9%
Japanese Yen	6,934,393	3.8%
Canadian Dollar	3,691,656	2.0%
Indian Rupee	2,897,412	1.6%
Chinese Yuan Renminbi	2,742,971	1.5%
British Pound Sterling	2,372,486	1.3%
Australian Dollar	1,009,314	0.6%
Swiss Franc	801,170	0.4%
South African Rand	549,266	0.3%
Brazilian Real	381,981	0.2%
Indonesian Rupiah	364,223	0.2%
UAE Dirham	352,459	0.2%
Philippine Peso	287,381	0.2%
Swedish Krona	269,043	0.1%
Thai Baht	152,426	0.1%
Mexican Peso	139,862	0.1%
Israeli Shekel	82,995	—%
Norwegian Krone	37,243	—%
Total Investments	$182,744,027	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
145,000	SVC ABS LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $138,849)	$140,926
CORPORATE BONDS (33.8%)
	Airlines (0.2%)
136,813	Alaska Airlines Pass-Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	137,344
163,520	American Airlines Pass-Through Trust Series 2021-1, Class B 3.950%, 01/11/32	156,451
141,229	British Airways Pass-Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	136,422
158,612	JetBlue Pass-Through Trust Series 2020-1, Class B 7.750%, 05/15/30	159,715
		589,932
	Communication Services (2.2%)
140,000	Altice France SA*µ 6.875%, 07/15/32	134,620
225,000	APi Group DE, Inc.*µ 4.750%, 10/15/29	220,939
380,000	Bell Telephone Co. of Canada or Bell Canada‡ 7.000%, 09/15/55 5 yr. CMT + 2.36%	399,570
162,000	Cincinnati Bell Telephone Co. LLC 6.300%, 12/01/28	162,421
105,000	Clear Channel Outdoor Holdings, Inc.*µ 7.500%, 03/15/33	109,973
90,000	7.875%, 04/01/30	94,430
400,000	CSC Holdings LLC* 4.625%, 12/01/30	143,236
350,000	4.500%, 11/15/31	214,858
71,000	Directv Financing LLC*µ 8.875%, 02/01/30	70,676
72,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc.*µ 5.875%, 08/15/27	72,009
290,000	Frontier California, Inc. 6.750%, 05/15/27	295,916
48,000	Frontier Communications Holdings LLC*µ 8.750%, 05/15/30	50,216
292,000	Frontier Florida LLC 6.860%, 02/01/28	303,873
280,000	Frontier North, Inc. 6.730%, 02/15/28	289,778
PRINCIPAL AMOUNT		VALUE
165,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc.*~ 3.500%, 03/01/29	$157,359
100,000	Gray Media, Inc.*µ 5.375%, 11/15/31	69,602
95,000	7.250%, 08/15/33	93,186
185,000	Hughes Satellite Systems Corp.µ 5.250%, 08/01/26	182,021
92,000	iHeartCommunications, Inc.*µ 10.875%, 05/01/30	66,354
62,300	7.750%, 08/15/30	52,427
48,000	Level 3 Financing, Inc.*µ 7.000%, 03/31/34	49,354
135,000	Lumen Technologies, Inc.µ 7.600%, 09/15/39	134,224
132,750	10.000%, 10/15/32*	134,315
571,000	Paramount Global 6.375%, 03/30/62µ‡ 5 yr. CMT + 4.00%	563,343
180,000	4.900%, 08/15/44~	142,695
470,000	Rogers Communications, Inc.‡ 7.125%, 04/15/55 5 yr. CMT + 2.62%	503,445
320,000	5.250%, 03/15/82*~ 5 yr. CMT + 3.59%	318,928
285,000	7.000%, 04/15/55 5 yr. CMT + 2.65%	298,552
95,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29~^	85,955
48,000	5.375%, 01/15/31µ	33,443
95,000	Sinclair Television Group, Inc.*µ 8.125%, 02/15/33	96,980
233,000	Sirius XM Radio LLC* 3.875%, 09/01/31~^	211,524
100,000	5.500%, 07/01/29	100,155
90,000	3.125%, 09/01/26~	89,296
82,000	T-Mobile USA, Inc.µ 6.700%, 12/15/33	91,742
255,000	TELUS Corp.‡ 6.625%, 10/15/55 5 yr. CMT + 2.77%	263,785
170,000	7.000%, 10/15/55 5 yr. CMT + 2.71%	181,069
145,000	Time Warner Cable LLC 6.550%, 05/01/37	148,648
70,000	7.300%, 07/01/38~	75,555
95,000	Univision Communications, Inc.*µ 8.500%, 07/31/31	97,366
90,000	8.000%, 08/15/28	92,741
12,000	Versant Media Group, Inc.* 7.250%, 01/30/31	12,243
265,000	Vodafone Group PLC‡~ 7.000%, 04/04/79 5 yr. USD Swap + 4.87%	280,055

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
90,000	Warnermedia Holdings, Inc. 5.050%, 03/15/42	$72,270
45,000	4.279%, 03/15/32	41,296
		7,302,443
	Consumer Discretionary (4.5%)
280,000	Adams Homes, Inc.*µ 9.250%, 10/15/28	291,124
155,000	Adient Global Holdings Ltd.* 8.250%, 04/15/31^	161,984
95,000	7.500%, 02/15/33µ	98,269
85,000	Advance Auto Parts, Inc.* 7.000%, 08/01/30	86,086
48,000	7.375%, 08/01/33	48,639
190,000	American Axle & Manufacturing, Inc.* 6.375%, 10/15/32	190,785
95,000	7.750%, 10/15/33µ	95,191
740,000	Aptiv Swiss Holdings Ltd.‡~ 6.875%, 12/15/54 5 yr. CMT + 3.39%	756,768
167,000	Ashton Woods USA LLC/Ashton Woods Finance Co.* 4.625%, 08/01/29	158,608
95,000	6.875%, 08/01/33	95,285
254,000	Bath & Body Works, Inc. 6.694%, 01/15/27µ	259,634
145,000	6.875%, 11/01/35~	151,677
125,000	6.625%, 10/01/30*	128,494
163,000	Caesars Entertainment, Inc.* 6.000%, 10/15/32^	155,618
118,000	4.625%, 10/15/29~	111,117
190,000	Carnival Corp.* 6.125%, 02/15/33	196,053
89,000	4.000%, 08/01/28µ	87,596
750,000	CCO Holdings LLC/CCO Holdings Capital Corp.* 4.750%, 03/01/30~	712,785
250,000	4.500%, 08/15/30~	234,095
220,000	6.375%, 09/01/29~	222,457
186,000	4.250%, 02/01/31~	168,624
185,000	5.125%, 05/01/27µ	184,038
96,000	4.750%, 02/01/32~	86,988
190,000	Century Communities, Inc.* 6.625%, 09/15/33	189,677
96,000	Churchill Downs, Inc.* 5.750%, 04/01/30~	96,308
92,000	6.750%, 05/01/31µ	94,303
143,000	Clarios Global LP/Clarios U.S. Finance Co.*µ 6.750%, 09/15/32	147,001
188,000	Dana, Inc.µ 4.500%, 02/15/32	184,133
155,000	4.250%, 09/01/30	152,954
88,000	DISH DBS Corp. 5.125%, 06/01/29	76,116
72,000	7.375%, 07/01/28	67,337
PRINCIPAL AMOUNT		VALUE
186,000	DISH Network Corp.* 11.750%, 11/15/27	$195,849
200,000	Empire Resorts, Inc.*µ 7.750%, 11/01/26	198,846
200,000	Flutter Treasury DAC* 5.875%, 06/04/31	202,762
190,000	Ford Motor Co. 6.100%, 08/19/32	195,246
300,000	Ford Motor Credit Co. LLC~ 4.000%, 11/13/30	281,739
235,000	7.200%, 06/10/30^	251,669
90,000	General Motors Co.~ 5.200%, 04/01/45	81,783
690,000	General Motors Financial Co., Inc.‡ 5.700%, 09/30/30~ 5 yr. CMT + 5.00%	692,539
293,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	292,763
190,000	goeasy Ltd.* 6.875%, 02/15/31	185,805
161,000	7.625%, 07/01/29	162,444
140,000	9.250%, 12/01/28	145,204
272,000	Goodyear Tire & Rubber Co. 5.625%, 04/30/33^	245,970
100,000	5.250%, 07/15/31µ	91,135
115,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	117,620
79,000	4.000%, 08/15/28~	76,730
358,709	Guitar Center, Inc. 11.000%, 08/19/32	107,613
35,914	JetBlue Pass-Through Trust Series 2019-1, Class B 8.000%, 05/15/29	36,363
114,000	Kohl's Corp. 5.550%, 07/17/45	74,035
190,000	Liberty Interactive LLC 8.250%, 02/01/30	16,450
190,000	Life Time, Inc.*µ 6.000%, 11/15/31	192,645
143,000	Light & Wonder International, Inc.*µ 6.250%, 10/01/33	142,592
185,000	Lindblad Expeditions LLC*µ 7.000%, 09/15/30	188,569
90,000	Lithia Motors, Inc.* 5.500%, 10/01/30	90,224
125,000	M/I Homes, Inc. 3.950%, 02/15/30	119,148
230,000	Macy's Retail Holdings LLC 4.300%, 02/15/43	166,377
135,000	6.700%, 07/15/34*	127,270
370,000	MGM Resorts Internationalµ^ 6.500%, 04/15/32	375,990

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
242,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.*~ 4.875%, 05/01/29	$235,093
107,000	NCL Corp. Ltd.*µ 6.250%, 09/15/33	108,172
90,000	5.875%, 01/15/31	90,046
95,000	Newell Brands, Inc. 8.500%, 06/01/28*µ	97,807
95,000	6.625%, 05/15/32^	89,799
90,000	6.375%, 05/15/30^	85,623
190,000	Nissan Motor Acceptance Co. LLC* 6.125%, 09/30/30	188,461
170,000	Patrick Industries, Inc.*µ 4.750%, 05/01/29	167,367
95,000	6.375%, 11/01/32	96,855
215,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	200,432
265,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.* 5.625%, 09/01/29	158,984
95,000	QVC, Inc. 5.450%, 08/15/34	42,249
90,000	Raising Cane's Restaurants LLC* 9.375%, 05/01/29	94,183
324,000	Rite Aid Corp. 0.000%, 11/15/26*@	—
63,397	15.000%, 08/30/31@	317
58,927	0.000%, 10/18/25*	—
46,153	15.000%, 08/30/31@	231
21,297	0.000%, 08/30/31*@!!	1,597
20,067	0.000%, 08/30/34	—
190,000	Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.*µ 6.625%, 02/01/33	192,172
190,000	Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.*µ 6.250%, 10/15/30	191,530
105,000	Saks Global Enterprises LLC* 11.000%, 12/15/29	38,334
45,181	SGUS LLC*µ 11.000%, 12/15/29	39,169
175,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed*µ 4.625%, 03/01/29	167,853
275,000	Six Flags Entertainment Corp.*~^ 7.250%, 05/15/31	275,720
115,000	Six Flags Entertainment Corp./Canada's Wonderland Co./Magnum Management Corp.µ 5.250%, 07/15/29	110,666
117,000	Sonic Automotive, Inc.*µ 4.625%, 11/15/29	113,921
PRINCIPAL AMOUNT		VALUE
147,000	Speedway Motorsports LLC/Speedway Funding II, Inc.*µ 4.875%, 11/01/27	$146,283
140,000	Staples, Inc.*µ 10.750%, 09/01/29	136,710
190,000	Station Casinos LLC*~ 4.500%, 02/15/28	187,112
185,000	STL Holding Co. LLC*µ 8.750%, 02/15/29	194,100
45,000	Viking Cruises Ltd.*µ 9.125%, 07/15/31	48,245
95,000	Voyager Parent LLC*µ 9.250%, 07/01/32	99,776
190,000	Whirlpool Corp. 6.500%, 06/15/33	185,541
90,000	William Carter Co.*†† 7.375%, 02/15/31	89,735
180,000	ZF North America Capital, Inc.* 7.500%, 03/24/31	172,307
		14,791,514
	Consumer Staples (1.1%)
315,000	Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC* 4.625%, 01/15/27µ	314,401
145,000	5.875%, 02/15/28µ	145,231
45,000	6.250%, 03/15/33	46,327
24,000	5.750%, 03/31/34††	24,112
24,000	5.500%, 03/31/31††	24,196
185,000	Amneal Pharmaceuticals LLC*µ 6.875%, 08/01/32	193,980
92,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.*µ 8.375%, 06/15/32	94,479
100,000	Brink's Co.* 6.500%, 06/15/29	103,095
92,000	6.750%, 06/15/32	95,653
218,000	Central Garden & Pet Co.*µ 4.125%, 04/30/31	204,438
213,000	Edgewell Personal Care Co.*~ 4.125%, 04/01/29	202,542
218,000	Energizer Holdings, Inc.*µ 4.375%, 03/31/29	209,435
51,000	JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARLµ 5.750%, 04/01/33	53,166
655,000	Land O' Lakes, Inc.* 7.000%, 09/18/28	566,516
162,766	MPH Acquisition Holdings LLC*µ 6.750%, 03/31/31 0.75% PIK Rate	139,850
78,641	5.750%, 12/31/30	71,477
191,000	Performance Food Group, Inc.*µ 4.250%, 08/01/29	186,487
48,000	6.125%, 09/15/32	49,320

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
140,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	$135,607
187,000	Post Holdings, Inc.* 6.250%, 02/15/32~	192,399
162,000	6.375%, 03/01/33µ	164,663
182,000	Prestige Brands, Inc.*~ 3.750%, 04/01/31	169,098
140,000	RR Donnelley & Sons Co.*µ 9.500%, 08/01/29	143,657
155,000	United Natural Foods, Inc.*µ 6.750%, 10/15/28	155,156
		3,685,285
	Energy (4.4%)
190,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp.*µ 6.625%, 10/15/32	193,867
95,000	6.625%, 07/15/33	96,686
140,000	Buckeye Partners LP 6.750%, 02/01/30*	146,476
135,000	5.850%, 11/15/43	126,887
70,000	6.875%, 07/01/29*	72,745
178,000	Civitas Resources, Inc.*µ 8.750%, 07/01/31	183,039
93,000	9.625%, 06/15/33	99,753
135,000	Continental Resources, Inc.µ 4.900%, 06/01/44	109,366
820,000	Enbridge, Inc.‡ 5.750%, 07/15/80~ 5 yr. CMT + 5.31%	828,774
680,000	7.375%, 01/15/83~ 5 yr. CMT + 3.71%	702,828
430,000	7.200%, 06/27/54µ 5 yr. CMT + 2.97%	460,508
137,000	7.375%, 03/15/55µ 5 yr. CMT + 3.12%	145,832
435,000	Energy Transfer LP‡ 6.500%, 11/15/26~ 5 yr. CMT + 5.69%	437,593
370,000	7.125%, 10/01/54 5 yr. CMT + 2.83%	383,261
345,000	8.000%, 05/15/54 5 yr. CMT + 4.02%	368,543
125,000	7.133%, 11/01/66~ 3 mo. USD Term SOFR + 3.28%	124,955
185,000	Enterprise Products Operating LLCµ‡ 7.433%, 08/16/77 3 mo. USD Term SOFR + 3.25%	185,030
135,000	5.250%, 08/16/77 3 mo. USD Term SOFR + 3.29%	134,897
196,000	Genesis Energy LP/Genesis Energy Finance Corp.µ 8.875%, 04/15/30	207,168
95,000	8.000%, 05/15/33	98,410
265,000	Gulfport Energy Operating Corp.*µ 6.750%, 09/01/29	270,984
PRINCIPAL AMOUNT		VALUE
185,000	Howard Midstream Energy Partners LLC*µ 7.375%, 07/15/32	$194,167
190,000	Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.*µ 6.875%, 12/01/32	193,342
180,000	Matador Resources Co.*µ 6.500%, 04/15/32	181,865
198,000	Nabors Industries, Inc.*µ 9.125%, 01/31/30	208,177
140,000	New Fortress Energy, Inc.* 6.500%, 09/30/26	21,704
192,000	Oceaneering International, Inc. 6.000%, 02/01/28	193,331
113,000	ONEOK, Inc.*µ 6.500%, 09/01/30	120,943
285,000	Parkland Corp.* 6.625%, 08/15/32	290,455
181,000	Permian Resources Operating LLC* 7.000%, 01/15/32	187,914
48,000	6.250%, 02/01/33	48,899
340,000	Phillips 66 Co.µ‡ 6.200%, 03/15/56 5 yr. CMT + 2.17%	343,978
265,000	5.875%, 03/15/56 5 yr. CMT + 2.28%	263,778
750,000	Plains All American Pipeline LP‡ 8.583%, 11/30/25 3 mo. USD Term SOFR + 4.37%	751,522
660,000	South Bow Canadian Infrastructure Holdings Ltd.‡ 7.625%, 03/01/55 5 yr. CMT + 3.95%	688,472
190,000	7.500%, 03/01/55 5 yr. CMT + 3.67%	203,433
256,000	Summit Midstream Holdings LLC*µ 8.625%, 10/31/29	260,718
610,000	Sunoco LP* 7.875%, 09/18/30µ‡ 5 yr. CMT + 4.23%	620,815
190,000	6.250%, 07/01/33	194,402
190,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.*µ 6.750%, 03/15/34	188,718
310,000	TGNR Intermediate Holdings LLC*µ 5.500%, 10/15/29	300,681
270,000	Transocean International Ltd.*µ 8.250%, 05/15/29	271,790
143,000	7.875%, 10/15/32	147,399
45,000	Venture Global Calcasieu Pass LLC*~ 4.125%, 08/15/31	41,643
45,000	3.875%, 08/15/29	42,649

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
1,093,000	Venture Global LNG, Inc.* 9.000%, 09/30/29µ‡ 5 yr. CMT + 5.44%	$1,022,491
230,000	8.375%, 06/01/31~	236,263
140,000	8.125%, 06/01/28~	144,309
100,000	7.000%, 01/15/30^	101,282
90,000	9.875%, 02/01/32~	96,172
90,000	9.500%, 02/01/29~	96,968
190,000	Venture Global Plaquemines LNG LLC* 6.500%, 01/15/34	199,114
24,000	6.750%, 01/15/36	25,438
190,000	Vital Energy, Inc.µ 9.750%, 10/15/30	195,709
145,000	VOC Escrow Ltd.*µ 5.000%, 02/15/28	144,841
190,000	WBI Operating LLC*µ 6.500%, 10/15/33	190,034
95,000	6.250%, 10/15/30	94,861
190,000	Weatherford International Ltd.* 6.750%, 10/15/33	194,304
259,000	Wildfire Intermediate Holdings LLC*µ 7.500%, 10/15/29	259,135
		14,339,318
	Financials (12.0%)
150,000	Acrisure LLC/Acrisure Finance, Inc.*~ 8.250%, 02/01/29	156,400
475,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trustµ‡ 6.950%, 03/10/55 5 yr. CMT + 2.72%	500,431
330,000	6.500%, 01/31/56 5 yr. CMT + 2.44%	341,375
605,000	Aircastle Ltd.*‡ 5.250%, 06/15/26 5 yr. CMT + 4.41%	603,094
190,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer*µ 7.375%, 10/01/32	196,485
190,000	6.500%, 10/01/31	195,223
400,000	Allianz SE*µ‡ 5.600%, 09/03/54 5 yr. CMT + 2.77%	412,340
360,000	Allstate Corp.µ‡ 7.411%, 08/15/53 3 mo. USD Term SOFR + 3.20%	361,368
1,171,000	Ally Financial, Inc.µ‡ 4.700%, 05/15/26 5 yr. CMT + 3.87%	1,149,044
740,000	4.700%, 05/15/28 7 yr. CMT + 3.48%	689,821
335,000	American Express Co.µ‡ 3.550%, 09/15/26 5 yr. CMT + 2.85%	329,449
199,000	AmWINS Group, Inc.*µ 4.875%, 06/30/29	192,383
PRINCIPAL AMOUNT		VALUE
95,000	Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.*µ 7.500%, 07/15/33	$98,083
1,135,000	ARES Finance Co. III LLC*µ‡ 4.125%, 06/30/51 5 yr. CMT + 3.24%	1,118,111
764,000	AXIS Specialty Finance LLCµ‡ 4.900%, 01/15/40 5 yr. CMT + 3.19%	742,639
190,000	Azorra Finance Ltd.*µ 7.250%, 01/15/31	199,226
185,000	Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance*µ 7.125%, 05/15/31	190,106
675,000	Bank of America Corp.‡ 6.625%, 05/01/30µ 5 yr. CMT + 2.68%	701,305
646,000	6.125%, 04/27/27~ 5 yr. CMT + 3.23%	654,004
150,000	Beacon Funding Trust*^ 6.266%, 08/15/54	154,539
190,000	Blackstone Mortgage Trust, Inc.*µ 7.750%, 12/01/29	200,277
200,000	Boost Newco Borrower LLC*~ 7.500%, 01/15/31	212,114
480,000	BP Capital Markets PLCµ‡ 4.875%, 03/22/30 5 yr. CMT + 4.40%	480,547
92,000	Brandywine Operating Partnership LP 8.875%, 04/12/29	100,041
71,000	6.125%, 01/15/31	71,336
237,000	Bread Financial Holdings, Inc.*µ‡ 8.375%, 06/15/35 5 yr. CMT + 4.30%	242,219
330,000	Broadstreet Partners Group LLC*µ 5.875%, 04/15/29	328,825
140,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC*µ 4.500%, 04/01/27	137,978
200,000	Burford Capital Global Finance LLC* 6.875%, 04/15/30	199,082
1,213,000	Capital One Financial Corp.‡ 3.950%, 09/01/26~^ 5 yr. CMT + 3.16%	1,193,944
505,000	5.500%, 10/30/27 3 mo. USD Term SOFR + 3.34%	506,293
338,000	Charles Schwab Corp.‡~ 4.000%, 12/01/30 10 yr. CMT + 3.08%	317,294
170,000	4.000%, 06/01/26 5 yr. CMT + 3.17%	168,441

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
956,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 yr. CMT + 3.42%	$950,685
425,000	6.875%, 08/15/30	437,542
350,000	7.625%, 11/15/28 5 yr. CMT + 3.21%	366,751
345,000	7.200%, 05/15/29 5 yr. CMT + 2.91%	357,517
330,000	6.950%, 02/15/30 5 yr. CMT + 2.73%	339,619
290,000	4.000%, 12/10/25 5 yr. CMT + 3.60%	289,629
830,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 yr. CMT + 3.22%	817,699
510,000	Corebridge Financial, Inc.µ‡ 6.375%, 09/15/54 5 yr. CMT + 2.65%	526,039
365,000	6.875%, 12/15/52 5 yr. CMT + 3.85%	374,395
125,000	Credit Acceptance Corp.* 9.250%, 12/15/28µ	131,139
85,000	6.625%, 03/15/30	84,934
190,000	CrossCountry Intermediate HoldCo LLC*µ 6.500%, 10/01/30	192,016
180,000	Cushman & Wakefield U.S. Borrower LLC*µ 8.875%, 09/01/31	192,883
750,000	Depository Trust & Clearing Corp.*µ‡ 3.375%, 06/20/26 5 yr. CMT + 2.61%	737,910
765,000	Enstar Finance LLCµ‡ 5.500%, 01/15/42 5 yr. CMT + 4.01%	756,524
265,000	Enstar Group Ltd.*µ‡ 7.500%, 04/01/45 5 yr. CMT + 3.19%	277,177
370,000	First Citizens BancShares, Inc.‡ 8.271%, 01/04/27 3 mo. USD Term SOFR + 4.23%	380,197
210,000	GGAM Finance Ltd.* 8.000%, 02/15/27µ	215,149
95,000	5.875%, 03/15/30	96,584
715,000	Goldman Sachs Group, Inc.‡ 7.186%, 02/10/26 5 yr. CMT + 2.85%	718,875
337,000	4.125%, 11/10/26 5 yr. CMT + 2.95%	331,945
180,000	7.500%, 05/10/29 5 yr. CMT + 2.81%	191,182
276,000	HUB International Ltd.* 5.625%, 12/01/29~	275,442
137,000	7.375%, 01/31/32µ	142,092
PRINCIPAL AMOUNT		VALUE
765,000	Huntington Bancshares, Inc.‡ 4.450%, 10/15/27~ 7 yr. CMT + 4.05%	$751,811
395,000	5.625%, 07/15/30 10 yr. CMT + 4.95%	400,163
159,000	6.250%, 10/15/30 5 yr. CMT + 2.65%	157,827
285,000	Iron Mountain, Inc.*µ 5.250%, 03/15/28	284,977
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp.* 6.625%, 10/15/31	197,292
200,000	5.000%, 08/15/28µ	189,520
1,300,000	JPMorgan Chase & Co.‡~ 3.650%, 06/01/26 5 yr. CMT + 2.85%	1,285,531
680,000	KeyCorp‡~ 5.000%, 09/15/26 3 mo. USD Term SOFR + 3.87%	674,002
211,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.* 7.000%, 07/15/31	221,565
90,000	Level 3 Financing, Inc.*µ 3.875%, 10/15/30	81,105
1,284,000	Liberty Mutual Group, Inc.*‡~ 4.125%, 12/15/51 5 yr. CMT + 3.32%	1,254,815
200,000	M&T Bank Corp.‡ 7.304%, 02/01/26 5 yr. CMT + 3.17%	201,362
200,000	5.125%, 11/01/26~ 3 mo. USD Term SOFR + 3.78%	199,358
463,000	MetLife, Inc.µ 6.400%, 12/15/66	489,021
95,000	Newmark Group, Inc. 7.500%, 01/12/29	101,809
250,000	Northern Trust Corp.µ‡ 4.600%, 10/01/26 3 mo. USD Term SOFR + 3.46%	249,435
95,000	OneMain Finance Corp. 6.500%, 03/15/33	94,908
90,000	7.500%, 05/15/31	94,080
180,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer*µ 7.000%, 02/01/30	184,585
938,000	PartnerRe Finance B LLC‡~ 4.500%, 10/01/50 5 yr. CMT + 3.82%	893,004
735,000	PNC Financial Services Group, Inc.‡ 3.400%, 09/15/26µ 5 yr. CMT + 2.60%	714,736
360,000	6.200%, 09/15/27µ 5 yr. CMT + 3.24%	366,340
165,000	6.000%, 05/15/27~ 5 yr. CMT + 3.00%	166,379

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
238,000	Provident Funding Associates LP/PFG Finance Corp.*µ 9.750%, 09/15/29	$250,921
185,000	RHP Hotel Properties LP/RHP Finance Corp.* 6.500%, 04/01/32	190,370
143,000	Rocket Cos., Inc.* 6.375%, 08/01/33	149,185
96,000	6.125%, 08/01/30	99,155
183,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.*~ 3.875%, 03/01/31	172,236
200,000	Service Properties Trustµ 8.375%, 06/15/29	199,126
190,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	194,284
95,000	6.500%, 07/01/30	98,923
340,000	State Street Corp.‡^ 6.700%, 09/15/29 5 yr. CMT + 2.63%	357,286
45,000	Stonex Escrow Issuer LLC* 6.875%, 07/15/32	46,518
230,000	StoneX Group, Inc.* 7.875%, 03/01/31	243,970
190,000	TrueNoord Capital DAC*µ 8.750%, 03/01/30	200,258
685,000	Truist Financial Corp.‡~ 4.950%, 11/13/25 5 yr. CMT + 4.61%	684,856
530,000	6.669%, 03/01/26 5 yr. CMT + 3.00%	533,047
256,000	5.100%, 03/01/30 10 yr. CMT + 4.35%	257,147
655,000	U.S. Bancorp‡ 5.300%, 04/15/27~ 3 mo. USD Term SOFR + 3.18%	656,048
175,000	3.700%, 01/15/27µ 5 yr. CMT + 2.54%	170,189
221,000	United Wholesale Mortgage LLC*~ 5.500%, 04/15/29	217,731
90,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC*~ 6.500%, 02/15/29	84,240
95,000	UWM Holdings LLC* 6.250%, 03/15/31	94,910
92,000	VFH Parent LLC/Valor Co-Issuer, Inc.*µ 7.500%, 06/15/31	96,313
1,215,000	Wells Fargo & Co.‡ 7.625%, 09/15/28~ 5 yr. CMT + 3.61%	1,299,527
1,123,000	3.900%, 03/15/26 5 yr. CMT + 3.45%	1,116,442
190,000	XHR LP*µ 6.625%, 05/15/30	194,269
		39,188,318
PRINCIPAL AMOUNT		VALUE
	Health Care (1.1%)
190,000	Acadia Healthcare Co., Inc.*^ 7.375%, 03/15/33	$196,777
377,000	CHS/Community Health Systems, Inc.*µ 6.125%, 04/01/30	317,163
137,000	10.875%, 01/15/32	147,671
108,000	6.875%, 04/15/29	97,983
24,000	5.250%, 05/15/30	22,515
222,000	DaVita, Inc.* 3.750%, 02/15/31~	204,087
197,000	4.625%, 06/01/30~	190,335
182,000	6.875%, 09/01/32	188,670
144,000	Embecta Corp.* 5.000%, 02/15/30~^	136,678
48,000	6.750%, 02/15/30µ	47,499
100,000	Encompass Health Corp.~ 4.750%, 02/01/30	98,891
100,000	4.500%, 02/01/28	99,295
107,000	IQVIA, Inc.* 6.250%, 06/01/32	111,549
278,000	Medline Borrower LP* 5.250%, 10/01/29µ	277,024
230,000	3.875%, 04/01/29~	223,516
24,000	Medline Borrower LP/Medline Co-Issuer, Inc.* 6.250%, 04/01/29	24,711
350,000	Organon & Co./Organon Foreign Debt Co-Issuer BV*^ 5.125%, 04/30/31	268,884
470,000	Tenet Healthcare Corp.µ 6.875%, 11/15/31	510,932
230,000	Teva Pharmaceutical Finance Netherlands III BV^ 5.125%, 05/09/29	231,548
		3,395,728
	Industrials (2.2%)
208,000	AAR Escrow Issuer LLC*µ 6.750%, 03/15/29	214,868
220,000	ACCO Brands Corp.*~ 4.250%, 03/15/29	196,161
855,000	Air Lease Corp.‡ 4.650%, 06/15/26 5 yr. CMT + 4.08%	844,159
685,000	4.125%, 12/15/26 5 yr. CMT + 3.15%	660,155
108,000	Arcosa, Inc.*µ 4.375%, 04/15/29	105,173
95,000	6.875%, 08/15/32	99,457
794,622	ARD Finance SA* 6.500%, 06/30/27 7.250% PIK rate	9,973

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
90,000	Bombardier, Inc.* 8.750%, 11/15/30~	$97,220
70,000	7.000%, 06/01/32^	73,529
56,000	7.250%, 07/01/31µ	59,482
46,000	6.750%, 06/15/33µ	48,310
5,000	7.875%, 04/15/27	5,018
191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	186,456
290,000	Cascades, Inc./Cascades USA, Inc.* 6.750%, 07/15/30	296,687
48,000	Delta Air Lines, Inc./SkyMiles IP Ltd.*µ 4.750%, 10/20/28	48,344
245,000	Deluxe Corp.*µ 8.000%, 06/01/29	242,974
50,000	8.125%, 09/15/29	52,458
95,000	Energizer Holdings, Inc.*µ 6.000%, 09/15/33	92,032
90,000	EnerSys* 6.625%, 01/15/32	92,578
85,000	4.375%, 12/15/27	84,051
115,000	EquipmentShare.com, Inc.*µ 8.625%, 05/15/32	116,287
72,000	8.000%, 03/15/33	71,019
183,000	Graham Packaging Co., Inc.*µ 7.125%, 08/15/28	182,467
88,000	Graphic Packaging International LLC* 3.500%, 03/01/29	83,398
203,000	Great Lakes Dredge & Dock Corp.*µ 5.250%, 06/01/29	196,524
95,000	Herc Holdings, Inc.* 7.250%, 06/15/33	100,239
95,000	7.000%, 06/15/30	99,534
92,000	6.625%, 06/15/29	95,074
139,000	JELD-WEN, Inc.* 7.000%, 09/01/32	114,814
305,000	Ken Garff Automotive LLC*µ 4.875%, 09/15/28	299,870
107,000	Moog, Inc.*~ 4.250%, 12/15/27	105,827
172,000	Novelis Corp.*~ 4.750%, 01/30/30	166,322
190,000	Quikrete Holdings, Inc.* 6.375%, 03/01/32	197,326
48,000	Sealed Air Corp.* 5.000%, 04/15/29	47,697
45,000	6.500%, 07/15/32	46,603
144,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28~	145,931
50,000	7.250%, 02/15/31	52,481
98,000	Sensata Technologies, Inc.*~ 3.750%, 02/15/31	91,187
143,000	Standard Building Solutions, Inc.* 6.250%, 08/01/33	146,086
50,000	6.500%, 08/15/32	51,459
PRINCIPAL AMOUNT		VALUE
195,000	Stanley Black & Decker, Inc.‡ 6.707%, 03/15/60 5 yr. CMT + 2.66%	$193,163
195,000	TransDigm, Inc.* 6.875%, 12/15/30~	202,541
140,000	6.750%, 08/15/28~	143,023
70,000	7.125%, 12/01/31~	73,237
44,000	6.625%, 03/01/32	45,512
49,288	United Airlines Pass-Through Trust Series 2019-2, Class B 3.500%, 11/01/29	47,869
140,000	Waste Pro USA, Inc.*µ 7.000%, 02/01/33	145,918
107,000	Williams Scotsman, Inc.* 4.625%, 08/15/28µ	105,761
90,000	7.375%, 10/01/31~	94,252
75,000	6.625%, 06/15/29µ	77,251
		7,047,757
	Information Technology (0.7%)
95,000	Block, Inc.* 5.625%, 08/15/30	96,505
47,000	6.000%, 08/15/33	48,077
95,000	CACI International, Inc.* 6.375%, 06/15/33	98,823
112,000	Coherent Corp.*~ 5.000%, 12/15/29	110,994
71,000	Fair Isaac Corp.* 6.000%, 05/15/33	72,521
56,000	4.000%, 06/15/28~	54,773
210,000	KBR, Inc.*µ 4.750%, 09/30/28	206,758
95,000	NCL Corp. Ltd.*µ 6.750%, 02/01/32	97,713
143,000	ON Semiconductor Corp.*~ 3.875%, 09/01/28	139,306
90,000	Open Text Corp.*~ 6.900%, 12/01/27	93,769
72,000	Open Text Holdings, Inc.* 4.125%, 12/01/31~	67,123
45,000	4.125%, 02/15/30	43,034
161,000	Playtika Holding Corp.*µ 4.250%, 03/15/29	145,493
265,000	TTM Technologies, Inc.*~ 4.000%, 03/01/29	256,229
130,000	Twilio, Inc.~ 3.625%, 03/15/29	125,030
47,000	3.875%, 03/15/31	44,569
69,000	UKG, Inc.*µ 6.875%, 02/01/31	71,034
255,000	Viavi Solutions, Inc.*µ 3.750%, 10/01/29	240,952
185,000	Zebra Technologies Corp.* 6.500%, 06/01/32	191,913

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
220,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.*~ 3.875%, 02/01/29	$207,614
		2,412,230
	Materials (1.1%)
190,000	Avient Corp.* 6.250%, 11/01/31	194,121
190,000	Capstone Copper Corp.*µ 6.750%, 03/31/33	196,874
95,000	Celanese U.S. Holdings LLC 6.879%, 07/15/32	95,541
188,000	Century Aluminum Co.*µ 6.875%, 08/01/32	193,164
160,000	Chemours Co.* 8.000%, 01/15/33^	154,618
47,000	4.625%, 11/15/29µ	41,601
345,000	Clearwater Paper Corp.*µ 4.750%, 08/15/28	324,172
250,000	Constellium SE* 6.375%, 08/15/32	257,398
625,000	FMC Corp.‡ 8.450%, 11/01/55 5 yr. CMT + 4.37%	606,650
190,000	JW Aluminum Continuous Cast Co.*µ 10.250%, 04/01/30	195,445
95,000	Kaiser Aluminum Corp.*†† 5.875%, 03/01/34	94,699
185,000	Knife River Corp.*µ 7.750%, 05/01/31	193,850
199,000	Mercer International, Inc. 5.125%, 02/01/29~	128,745
90,000	12.875%, 10/01/28*µ	75,106
190,000	Qnity Electronics, Inc.*µ 6.250%, 08/15/33	195,311
80,000	Silgan Holdings, Inc.~ 4.125%, 02/01/28	78,511
190,000	Solstice Advanced Materials, Inc.* 5.625%, 09/30/33	189,954
190,000	Terex Corp.* 6.250%, 10/15/32	193,196
82,778	Trinseo Luxco Finance SPV SARL/Trinseo NA Finance SPV LLC* 7.625%, 05/03/29 2.5% PIK	29,103
182,000	WR Grace Holdings LLC*µ 6.625%, 08/15/32	175,998
		3,614,057
	Other (1.0%)
250,000	1261229 BC Ltd.*µ 10.000%, 04/15/32	261,680
200,000	Alumina Pty. Ltd.* 6.375%, 09/15/32	207,102
PRINCIPAL AMOUNT		VALUE
73,742	Claritev Corp.* 6.750%, 03/31/31 0.75% PIK Rate	$59,051
321,080	EchoStar Corp.µ 10.750%, 11/30/29	353,686
189,587	6.750%, 11/30/30 6.75% Cash or PIK	195,830
845,000	Everest Reinsurance Holdings, Inc.µ‡ 6.858%, 05/01/67 3 mo. USD Term SOFR + 2.65%	803,113
90,000	Gen Digital, Inc.*µ 6.750%, 09/30/27	91,499
139,000	Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC*µ 8.250%, 04/15/30	144,335
190,000	New Gold, Inc.*µ 6.875%, 04/01/32	198,614
190,000	Olin Corp.* 6.625%, 04/01/33	188,541
430,000	Reinsurance Group of America, Inc.µ‡ 6.650%, 09/15/55 5 yr. CMT + 2.39%	450,322
190,000	Rfna LP*µ 7.875%, 02/15/30	189,381
190,000	Stonepeak Nile Parent LLC* 7.250%, 03/15/32	201,155
		3,344,309
	Real Estate (0.1%)
95,000	Forestar Group, Inc.* 6.500%, 03/15/33	97,480
125,000	Global Net Lease, Inc.*µ 4.500%, 09/30/28	122,922
143,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP*µ 3.750%, 12/15/27	138,767
		359,169
	Special Purpose Acquisition Companies (0.1%)
46,000	Clydesdale Acquisition Holdings, Inc.*µ 6.750%, 04/15/32	46,180
185,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.* 6.750%, 01/15/30µ	171,645
96,000	4.625%, 01/15/29~	91,875
		309,700
	Utilities (3.1%)
520,000	Algonquin Power & Utilities Corp.‡ 4.750%, 01/18/82 5 yr. CMT + 3.25%	510,941

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
200,000	American Electric Power Co., Inc.‡ 3.875%, 02/15/62 5 yr. CMT + 2.68%	$194,998
170,000	7.050%, 12/15/54^ 5 yr. CMT + 2.75%	178,789
170,000	6.950%, 12/15/54 5 yr. CMT + 2.68%	185,902
120,000	CenterPoint Energy, Inc.‡ 7.000%, 02/15/55 5 yr. CMT + 3.25%	125,988
175,000	CenterPoint Energy, Inc.‡^ 6.850%, 02/15/55 5 yr. CMT + 2.95%	187,586
470,000	CMS Energy Corp.‡~ 4.750%, 06/01/50 5 yr. CMT + 4.12%	462,894
440,000	Dominion Energy, Inc.‡ 6.625%, 05/15/55µ 5 yr. CMT + 2.21%	459,360
338,000	6.875%, 02/01/55µ 5 yr. CMT + 2.39%	355,671
287,000	4.350%, 01/15/27~ 5 yr. CMT + 3.20%	283,447
865,000	Duke Energy Corp.µ‡ 6.450%, 09/01/54 5 yr. CMT + 2.59%	916,251
480,000	Emera, Inc.‡~ 6.750%, 06/15/76 3 mo. USD LIBOR + 5.44%	483,989
585,000	Entergy Corp.µ‡ 7.125%, 12/01/54 5 yr. CMT + 2.67%	615,806
480,000	Evergy, Inc.µ‡ 6.650%, 06/01/55 5 yr. CMT + 2.56%	494,026
567,000	National Rural Utilities Cooperative Finance Corp.µ‡ 7.125%, 09/15/53 5 yr. CMT + 3.53%	596,025
325,000	5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	324,649
345,000	NextEra Energy Capital Holdings, Inc.µ‡ 6.700%, 09/01/54 5 yr. CMT + 2.36%	359,945
344,000	3.800%, 03/15/82 5 yr. CMT + 2.55%	337,240
340,000	6.750%, 06/15/54 5 yr. CMT + 2.46%	368,421
484,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 yr. CMT + 2.45%	505,678
314,000	PPL Capital Funding, Inc.µ‡ 6.928%, 03/30/67 3 mo. USD Term SOFR + 2.93%	309,598
170,000	Sempraµ‡ 6.400%, 10/01/54 5 yr. CMT + 2.63%	174,979
PRINCIPAL AMOUNT		VALUE
928,000	Southern Co.‡~ 4.000%, 01/15/51 5 yr. CMT + 3.73%	$926,014
160,000	3.750%, 09/15/51 5 yr. CMT + 2.92%	158,187
225,000	Vistra Corp.*µ‡ 7.000%, 12/15/26 5 yr. CMT + 5.74%	227,727
185,000	8.000%, 10/15/26 5 yr. CMT + 6.93%	189,808
		9,933,919
	TOTAL CORPORATE BONDS (Cost $109,924,486)	110,313,679
CONVERTIBLE BOND (0.0%)
	Energy (0.0%)
95,000	Nabors Industries, Inc.µ 1.750%, 06/15/29 (Cost $70,443)	74,204
BANK LOANS (3.6%)¡
	Airlines (0.1%)
123,125	Air Canada‡ 2024 Term Loan B, 5.965%, 03/21/31 1 mo. USD Term SOFR + 2.00%	123,571
111,592	United Airlines, Inc.‡ 2024 1st Lien Term Loan B, 6.196%, 02/22/31 3 mo. USD Term SOFR + 2.00%	112,041
		235,612
	Communication Services (0.5%)
90,000	Altice France SA! 2025 USD Term Loan B14, 0.000%, 05/31/31	89,920
286,710	APi Group DE, Inc.‡ 2025 Term Loan, 5.715%, 01/03/29 1 mo. USD Term SOFR + 1.75%	287,357
74,416	Audacy Capital Corp.‡ 2024 Term Loan B, 10.079%, 10/01/29 1 mo. USD Term SOFR + 6.00%	59,672
8,328	Audacy Capital Corp.‡ 2024 Term Loan A, 11.079%, 10/02/28 1 mo. USD Term SOFR + 7.00%	8,213
89,092	Cincinnati Bell, Inc.‡ 2025 Term Loan B4, 6.215%, 11/22/28 1 mo. USD Term SOFR + 2.25%	89,252
110,330	Clear Channel Outdoor Holdings, Inc.‡ 2024 Term Loan, 8.079%, 08/23/28 1 mo. USD Term SOFR + 4.00%	110,678
165,860	CSC Holdings LLC‡ 2019 Term Loan B5, 8.500%, 04/15/27 3 mo. U.S. (Fed) Prime Rate + 1.50%	156,636
69,437	DirecTV Financing LLC‡ 2024 Term Loan, 9.352%, 08/02/29 3 mo. USD Term SOFR + 5.25%	69,640

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
15,226	DirecTV Financing LLC‡ Term Loan, 9.102%, 08/02/27 3 mo. USD Term SOFR + 5.00%	$15,263
3,605	Gray Television, Inc.‡ 2024 Term Loan B, 9.384%, 06/04/29 1 mo. USD Term SOFR + 5.25%	3,612
185,000	Level 3 Financing, Inc.‡ 2025 Repriced Term Loan B4, 7.215%, 03/29/32 1 mo. USD Term SOFR + 3.25%	185,000
99,500	Sinclair Television Group, Inc.‡ 2025 Term Loan B6, 7.402%, 12/31/29 3 mo. USD Term SOFR + 3.30%	90,949
227,812	TripAdvisor, Inc.‡ Term Loan, 6.715%, 07/08/31 1 mo. USD Term SOFR + 2.75%	220,977
180,000	Versant Media Group, Inc.! Term Loan B, 0.000%, 10/23/30	179,626
		1,566,795
	Consumer Discretionary (0.6%)
106,714	American Airlines, Inc.‡ 2025 Term Loan, 6.134%, 04/20/28 3 mo. USD Term SOFR + 2.25%	106,957
104,475	American Airlines, Inc.‡ 2025 Term Loan B, 7.134%, 05/28/32 3 mo. USD Term SOFR + 3.25%	104,997
190,000	Beach Acquisition Bidco LLC‡ USD Term Loan B, 7.308%, 09/12/32 3 mo. USD Term SOFR + 3.25%	191,266
90,000	Boots Group Bidco Ltd.‡ USD Term Loan, 7.705%, 08/30/32 3 mo. USD Term SOFR + 3.50%	90,506
110,956	Caesars Entertainment, Inc.‡ Term Loan B, 6.215%, 02/06/30 1 mo. USD Term SOFR + 2.25%	110,413
114,138	Chinos Intermediate Holdings A, Inc.‡ 2024 Term Loan B, 9.840%, 09/26/31 3 mo. USD Term SOFR + 6.00%	97,844
150,000	Clarios Global LP‡ 2025 USD Term Loan B, 6.715%, 01/28/32 1 mo. USD Term SOFR + 2.75%	150,656
24,938	Flutter Financing BV‡ 2025 Term Loan B, 6.002%, 06/04/32 3 mo. USD Term SOFR + 2.00%	24,854
188,577	Life Time Fitness, Inc.‡ 2025 Term Loan, 6.106%, 11/05/31 1 mo. USD Term SOFR + 2.00%	188,887
149,656	Light & Wonder International, Inc.‡ 2024 Term Loan B2, 6.287%, 04/14/29 1 mo. USD Term SOFR + 2.25%	150,311
79,000	Peloton Interactive, Inc.‡ 2024 Term Loan B, 9.465%, 05/30/29 1 mo. USD Term SOFR + 5.50%	80,119
PRINCIPAL AMOUNT		VALUE
182,500	PetSmart, Inc.‡ 2025 USD Term Loan B, 8.031%, 08/18/32 1 mo. USD Term SOFR + 4.00%	$180,219
177,300	Station Casinos LLC‡ 2024 Term Loan B, 5.965%, 03/14/31 1 mo. USD Term SOFR + 2.00%	177,647
190,000	Weber-Stephen Products LLC‡ 2025 Term Loan B, 7.735%, 10/01/32 3 mo. USD Term SOFR + 3.75%	189,724
181,670	Windsor Holdings III LLC‡ 2025 USD Term Loan B, 6.727%, 08/01/30 1 mo. USD Term SOFR + 2.75%	181,822
		2,026,222
	Consumer Staples (0.6%)
202,800	Amneal Pharmaceuticals LLC‡ 2025 Term Loan B, 7.465%, 08/01/32 1 mo. USD Term SOFR + 3.50%	204,743
99,750	Avis Budget Car Rental LLC‡ 2025 Term Loan B, 6.465%, 07/16/32 1 mo. USD Term SOFR + 2.50%	98,711
138,600	B&G Foods, Inc.‡ 2024 Term Loan B, 7.465%, 10/10/29 1 mo. USD Term SOFR + 3.50%	133,125
139,650	Bausch & Lomb Corp.‡ 2025 Term Loan B, 8.215%, 01/15/31 1 mo. USD Term SOFR + 4.25%	140,697
202,493	Bausch Health Cos., Inc.‡ 2025 Term Loan B, 10.215%, 10/08/30 1 mo. USD Term SOFR + 6.25%	201,608
16,932	MPH Acquisition Holdings LLC‡ 2025 Exchange 1st Out Term Loan, 7.590%, 12/31/30 3 mo. USD Term SOFR + 3.75%	16,957
185,000	Opal Bidco SAS‡ USD 1st Lien Term Loan B, 6.838%, 04/28/32 3 mo. USD Term SOFR + 3.00%	186,012
298,548	Organon & Co.‡ 2024 USD Term Loan, 6.241%, 05/19/31 1 mo. USD Term SOFR + 2.25%	271,025
231,722	Star Parent, Inc.‡ Term Loan B, 8.002%, 09/27/30 3 mo. USD Term SOFR + 4.00%	232,395
189,525	Team Health Holdings, Inc.‡ 2025 Term Loan B, 8.340%, 06/30/28 3 mo. USD Term SOFR + 4.50%	190,104
87,343	United Natural Foods, Inc.‡ 2024 Term Loan, 8.715%, 05/01/31 1 mo. USD Term SOFR + 4.75%	87,998
184,070	Veritiv Corp.‡ Term Loan B, 8.002%, 12/02/30 3 mo. USD Term SOFR + 4.00%	177,268
		1,940,643

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
	Energy (0.1%)
143,280	New Fortress Energy, Inc.‡ 2025 Incremental Term Loan B, 9.570%, 10/30/28 3 mo. USD Term SOFR + 5.50%	$65,909
278,545	Par Petroleum LLC‡ 2024 Term Loan B, 7.687%, 02/28/30 3 mo. USD Term SOFR + 3.75%	279,416
		345,325
	Financials (0.4%)
139,650	Acrisure LLC‡ 2025 Term Loan B, 7.215%, 06/21/32 1 mo. USD Term SOFR + 3.25%	139,985
275,000	Advisor Group, Inc.‡ 2025 Term Loan, 6.965%, 07/30/32 1 mo. USD Term SOFR + 3.00%	275,745
132,986	Amynta Agency Borrower, Inc.‡ 2025 Term Loan B, 6.715%, 12/29/31 1 mo. USD Term SOFR + 2.75%	133,360
118,437	Broadstreet Partners, Inc.‡ 2024 Term Loan B4, 6.715%, 06/13/31 1 mo. USD Term SOFR + 2.75%	118,847
238,200	Dragon Buyer, Inc.‡ Term Loan B, 6.752%, 09/30/31 3 mo. USD Term SOFR + 2.75%	239,212
151,664	HUB International Ltd.‡ 2025 Term Loan B, 6.120%, 06/20/30 3 mo. USD Term SOFR + 2.25%	152,334
137,550	Iron Mountain, Inc.‡ 2023 Term Loan B, 5.965%, 01/31/31 1 mo. USD Term SOFR + 2.00%	137,822
139,228	Jazz Financing Lux SARL‡ 2024 1st Lien Term Loan B2, 6.215%, 05/05/28 1 mo. USD Term SOFR + 2.25%	139,721
		1,337,026
	Health Care (0.2%)
297,006	DaVita, Inc.‡ 2025 Term Loan B, 5.715%, 05/09/31 1 mo. USD Term SOFR + 1.75%	297,834
204,672	Padagis LLC‡ Term Loan B, 8.949%, 07/06/28 3 mo. USD Term SOFR + 4.75%	178,577
		476,411
	Industrials (0.6%)
179,519	ACProducts, Inc.‡ 2021 Term Loan B, 8.513%, 05/17/28 3 mo. USD Term SOFR + 4.25%	157,378
126,700	Blackfin Pipeline LLC! 0.000%, 09/29/32	126,819
63,300	Blackfin Pipeline LLC‡ Term Loan B, 7.000%, 09/29/32 1 mo. USD Term SOFR + 3.00%	63,359
PRINCIPAL AMOUNT		VALUE
139,650	Chamberlain Group, Inc.‡ 2025 Term Loan B, 6.965%, 09/08/32 1 mo. USD Term SOFR + 3.00%	$140,261
75,214	Coherent Corp.‡ 2025 Term Loan B2, 5.715%, 07/02/29 1 mo. USD Term SOFR + 1.75%	75,426
253,375	EMRLD Borrower LP‡ 2024 Term Loan B, 6.122%, 08/04/31 6 mo. USD Term SOFR + 2.25%	252,809
182,692	MI Windows & Doors LLC‡ 2024 Term Loan B2, 6.715%, 03/28/31 1 mo. USD Term SOFR + 2.75%	183,206
184,075	Quikrete Holdings, Inc.‡ 2025 Term Loan B, 6.215%, 02/10/32 1 mo. USD Term SOFR + 2.25%	184,507
374,806	TransDigm, Inc.‡ 2023 Term Loan J, 6.502%, 02/28/31 3 mo. USD Term SOFR + 2.50%	375,737
295,521	Vertiv Group Corp.‡ 2025 Term Loan, 5.879%, 08/12/32 1 mo. USD Term SOFR + 1.75%	296,412
		1,855,914
	Information Technology (0.3%)
239,373	Boxer Parent Co., Inc.‡ 2025 USD Term Loan B, 7.199%, 07/30/31 3 mo. USD Term SOFR + 3.00%	238,078
222,600	Camelot U.S. Acquisition LLC‡ 2024 Term Loan B, 6.715%, 01/31/31 1 mo. USD Term SOFR + 2.75%	218,914
278,598	Rocket Software, Inc.‡ 2023 USD Term Loan B, 7.715%, 11/28/28 1 mo. USD Term SOFR + 3.75%	277,877
149,521	SS&C Technologies, Inc.‡ 2024 Term Loan B8, 5.965%, 05/09/31 1 mo. USD Term SOFR + 2.00%	150,019
99,000	UKG, Inc.‡ 2024 Term Loan B, 6.338%, 02/10/31 3 mo. USD Term SOFR + 2.50%	99,100
		983,988
	Materials (0.2%)
294,486	Axalta Coating Systems U.S. Holdings, Inc.‡ 2024 Term Loan B, 5.752%, 12/20/29 3 mo. USD Term SOFR + 1.75%	295,406
295,626	Ineos U.S. Finance LLC‡ 2023 USD Term Loan B, 7.215%, 02/18/30 1 mo. USD Term SOFR + 3.25%	254,655
100,000	Qnity Electronics, Inc.‡! Term Loan B, 0.000%, 08/12/32	100,188

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

PRINCIPAL AMOUNT		VALUE
131,789	Trinseo Materials Operating SCA‡ 2021 Term Loan B2, 6.961%, 05/03/28 3 mo. USD Term SOFR + 2.50%	$24,944
		675,193
	Other (0.0%)
95,000	Windstream Services LLC‡ 2024 Term Loan B, 8.815%, 10/01/31 1 mo. USD Term SOFR + 4.75%	94,763
	Special Purpose Acquisition Company (0.0%)
81,333	Clydesdale Acquisition Holdings, Inc.‡ Term Loan B, 7.140%, 04/13/29 1 mo. USD Term SOFR + 3.18%	81,376
	TOTAL BANK LOANS (Cost $11,899,072)	11,619,268
U.S. GOVERNMENT AND AGENCY SECURITIES (0.6%)
	Financials (0.3%)
500,000	CoBank ACBµ‡ 7.250%, 07/01/29 5 yr. CMT + 2.88%	514,653
250,000	7.125%, 01/01/30 5 yr. CMT + 2.82%	260,826
		775,479
	Other (0.3%)
500,000	Farm Credit Bank of Texasµ‡ 7.750%, 06/15/29 5 yr. CMT + 3.29%	526,878
500,000	7.000%, 09/15/30 5 yr. CMT + 3.01%	523,092
		1,049,970
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $1,754,844)	1,825,449
NUMBER OF SHARES		VALUE
PREFERRED STOCKS (2.5%)
	Communication Services (0.6%)
18,155	AT&T, Inc.µ 4.750%, 11/30/25	354,930
5,425	5.350%, 11/01/66	123,582
36,372	Qwest Corp.µ 6.500%, 09/01/56	718,347
12,303	T-Mobile USA, Inc.µ 5.500%, 03/01/70	285,553
10,959	6.250%, 09/01/69	273,646
140	5.500%, 06/01/70	3,228
16,781	Telephone & Data Systems, Inc.µ 6.000%, 09/30/26	307,260
4,548	6.625%, 03/31/26	91,597
		2,158,143
NUMBER OF SHARES		VALUE
	Consumer Discretionary (0.2%)
12,750	Ford Motor Co.µ 6.200%, 06/01/59	$285,345
5,136	6.500%, 08/15/62	121,569
4,620	QVC Group, Inc.µ 8.000%, 03/15/31	25,410
9,600	QVC, Inc.µ 6.250%, 11/26/68	100,512
		532,836
	Financials (1.3%)
12,587	Affiliated Managers Group, Inc.µ 6.750%, 03/30/64	307,375
3,100	5.875%, 03/30/59	66,712
12,425	Annaly Capital Management, Inc.µ‡ 9.144%, 12/01/25 3 mo. USD Term SOFR + 5.25%#	315,595
6,750	8.875%, 09/30/30	175,027
19,376	Arch Capital Group Ltd.µ 4.550%, 06/11/26	341,018
5,295	Capital One Financial Corp.µ 4.800%, 03/01/26	100,658
25,150	CNO Financial Group, Inc.µ 5.125%, 11/25/60	500,233
11,075	Comerica, Inc.µ‡# 6.875%, 10/01/30 5 yr. CMT + 3.13%	284,184
7,393	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	136,623
8,134	First Citizens BancShares, Inc. 5.625%, 01/04/27	183,422
3,050	KeyCorpµ 5.625%, 12/15/25	67,741
6,700	M&T Bank Corp.µ# 6.350%, 12/15/30	167,098
1,600	Northern Trust Corp.µ 4.700%, 01/01/26	31,952
7,550	RenaissanceRe Holdings Ltd.µ 5.750%, 11/30/25	174,631
14,526	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	254,786
12,200	UMB Financial Corp.µ‡ 7.750%, 07/15/30 5 yr. CMT + 3.74%	329,400
6,480	W.R. Berkley Corp.µ 5.100%, 12/30/59	132,516
8,755	WesBanco, Inc.µ‡# 7.375%, 10/01/30 5 yr. CMT + 3.80%	223,428
13,600	Wintrust Financial Corp.µ‡ 7.875%, 07/15/30 5 yr. CMT + 3.88%	357,000
		4,149,399

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

NUMBER OF SHARES		VALUE
	Real Estate (0.3%)
20,567	Brookfield Property Partners LPµ 5.750%, 11/30/25	$282,179
10,775	6.375%, 11/30/25	157,100
3,651	EPR Propertiesµ 5.750%, 11/30/25	72,472
10,091	Global Net Lease, Inc.µ 7.500%, 11/30/25	243,395
4,771	6.875%, 11/30/25	106,155
4,681	Kimco Realty Corp.µ 5.250%, 11/30/25	99,705
		961,006
	Utilities (0.1%)
14,975	Brookfield Renewable Partners LP 5.250%, 11/25/25	270,448
6,700	DTE Energy Co.µ 5.250%, 12/01/77	147,869
		418,317
	TOTAL PREFERRED STOCKS (Cost $8,819,659)	8,219,701
COMMON STOCKS (79.8%)
	Communication Services (4.9%)
3,935	Altice USA, Inc. - Class Aµ#	8,775
3,316	Audacy, Inc.#	24,870
1,322	Cumulus Media, Inc. - Class A#	179
2,800	Netflix, Inc.~#	3,132,808
193,000	Pinterest, Inc. - Class A~#	6,388,300
5,200	Spotify Technology SAµ#	3,407,664
34,000	Uber Technologies, Inc.µ#	3,281,000
		16,243,596
	Consumer Discretionary (12.9%)
79,500	Amazon.com, Inc.µ#	19,415,490
47,500	DR Horton, Inc.µ	7,081,300
20,500	Home Depot, Inc.µ	7,781,595
30,000	Marriott International, Inc. - Class Aµ	7,817,400
294	Rite Aid Corp.#	294
		42,096,079
	Energy (0.1%)
800	Cheniere Energy Partners LP	41,736
11,058	Energy Transfer LP~	186,106
3,970	Enterprise Products Partners LP~	122,236
		350,078
	Financials (4.9%)
22,000	Capital One Financial Corp.µ	4,839,780
127,500	Wells Fargo & Co.~	11,088,675
		15,928,455
NUMBER OF SHARES			VALUE
		Health Care (7.1%)
67,000		Halozyme Therapeutics, Inc.µ#	$4,367,730
17,500		ICON PLCµ#	3,006,850
31,000		Johnson & Johnsonµ	5,854,970
235,000		Pfizer, Inc.µ	5,792,750
7,300		Thermo Fisher Scientific, Inc.µ	4,141,947
			23,164,247
		Industrials (37.4%)
73,500		3M Co.µ	12,237,750
297,000	GBP	BAE Systems PLC~	7,316,140
57,500		Boeing Co.µ#	11,558,650
117,000		Booz Allen Hamilton Holding Corp.~	10,197,720
17,700		CACI International, Inc. - Class Aµ#	9,951,825
113,500		Canadian Pacific Kansas City Ltd.~	8,166,325
36,500		Emerson Electric Companyµ	5,094,305
23,500		Jacobs Solutions, Inc.µ	3,661,535
53,000		Johnson Controls International PLCµ	6,062,670
48,500		L3Harris Technologies, Inc.µ	14,021,350
14,500		Regal Rexnord Corp.µ	2,042,905
18,000	EUR	Schneider Electric SE~	5,128,736
50,268		Union Pacific Corp.µ	11,077,559
135,500		United Airlines Holdings, Inc.µ#	12,742,420
14,500		Waste Management, Inc.µ	2,896,665
			122,156,555
		Information Technology (9.4%)
14,000		Analog Devices, Inc.µ	3,277,820
36,000		Ciena Corp.~#	6,837,120
52,858		Coherent Corp.~#	6,975,142
38,500		NVIDIA Corp.~	7,795,865
12,900		Synopsys, Inc.µ#	5,854,278
			30,740,225
		Materials (3.1%)
14,000		Sherwin-Williams Co.µ	4,829,160
122,500		Teck Resources Ltd. - Class B~	5,257,700
			10,086,860
		TOTAL COMMON STOCKS (Cost $249,539,759)	260,766,095
WARRANTS (0.0%)#
		Communication Services (0.0%)
586		Audacy Capital Corp. 09/30/28, Strike $1.00	—
97		Audacy Capital Corp. 09/30/28, Strike $1.00	—
		TOTAL WARRANTS (Cost $—)	—

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (2.9%)#
		Communication Services (0.0%)
120		Alphabet, Inc.
3,374,280		Put, 11/07/25, Strike $260.00	$5,100
		Consumer Discretionary (0.0%)
35		Tesla, Inc.
1,597,960		Call, 11/07/25, Strike $460.00	45,675
		Financials (0.3%)
630		Morgan Stanley
10,332,000		Call, 11/21/25, Strike $150.00	973,350
		Health Care (0.0%)
2,350		Pfizer, Inc.
5,792,750		Call, 11/21/25, Strike $27.00	29,375
		Industrials (0.6%)
9,250	EUR	Deutsche Lufthansa AG
8,066,000		Call, 03/20/26, Strike 6.00	1,876,514
		Information Technology (0.6%)
118		CACI International, Inc.
6,634,550		Put, 11/21/25, Strike $500.00	23,010
350		Microsoft Corp.
18,123,350		Call, 11/21/25, Strike $480.00	1,426,250
360		NVIDIA Corp.
7,289,640		Call, 11/14/25, Strike $200.00	285,300
530		ON Semiconductor Corp.
2,654,240		Put, 11/07/25, Strike $47.00	108,120
250		Salesforce, Inc.
6,510,250		Call, 11/07/25, Strike $267.50	54,125
			1,896,805
		Other (1.4%)
1,390		SPDR® S&P 500® ETF Trust
94,806,340		Put, 11/07/25, Strike $677.00	409,355
1,350		SPDR® S&P 500® ETF Trust
92,078,100		Put, 11/14/25, Strike $685.00	1,091,475
1,620		State Street SPDR S&P Regional Banking ETF
9,720,000		Put, 11/07/25, Strike $58.00	42,930
820		VanEck Semiconductor ETF
29,767,640		Call, 11/21/25, Strike $330.00	2,988,900
			4,532,660
		TOTAL EXCHANGE-TRADED PURCHASED OPTIONS (Cost $7,120,209)	9,359,479
		TOTAL INVESTMENTS (123.2%) (Cost $389,267,321)	402,318,801
LIABILITIES, LESS OTHER ASSETS (-23.2%)			(75,651,881)
NET ASSETS (100.0%)			$326,666,920
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-4.1%)#
	Consumer Discretionary (-0.5%)
(3,500)	Tesla, Inc.	$(1,597,960)
	Financials (-1.1%)
(9,600)	American Express Co.	(3,463,008)
	Industrials (-1.3%)
(23,000)	RTX Corp.	(4,105,500)
	Information Technology (-1.2%)
(18,500)	Palo Alto Networks, Inc.	(4,074,440)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $10,576,429)	(13,240,908)
EXCHANGE-TRADED FUNDS SOLD SHORT (-56.5%)#
	Other (-56.5%)
(227,000)	SPDR® S&P 500® ETF Trust	(154,827,620)
(82,000)	VanEck Semiconductor ETF	(29,767,640)
		(184,595,260)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $139,946,619)	(184,595,260)
	TOTAL SECURITIES SOLD SHORT (Proceeds $150,523,048)	(197,836,168)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
EXCHANGE-TRADED WRITTEN OPTIONS (-1.9%)#
	Communication Services (0.0%)
(145)	Reddit, Inc.
(3,029,775)	Put, 11/07/25, Strike $210.00	(130,863)
	Consumer Discretionary (0.0%)
(275)	DR Horton, Inc.
(4,099,700)	Put, 11/21/25, Strike $140.00	(48,125)
(70)	Tesla, Inc.
(3,195,920)	Call, 11/14/25, Strike $500.00	(47,950)
		(96,075)
	Health Care (-0.1%)
(310)	Johnson & Johnson
(5,854,970)	Call, 11/21/25, Strike $180.00	(315,425)
	Industrials (-0.1%)
(505)	United Airlines Holdings, Inc.
(4,749,020)	Put, 12/19/25, Strike $80.00	(82,315)
(1,010)	United Airlines Holdings, Inc.
(9,498,040)	Call, 12/19/25, Strike $125.00	(62,620)
		(144,935)

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Information Technology (-0.9%)
(177)	CACI International, Inc.
(9,951,825)	Call, 12/19/25, Strike $580.00	$(365,505)
(360)	Ciena Corp.
(6,837,120)	Call, 01/16/26, Strike $160.00	(1,440,000)
(528)	Coherent Corp.
(6,967,488)	Call, 11/21/25, Strike $135.00	(454,080)
(350)	Microsoft Corp.
(18,123,350)	Call, 01/16/26, Strike $580.00	(182,875)
(360)	NVIDIA Corp.
(7,289,640)	Call, 11/21/25, Strike $210.00	(237,600)
(530)	ON Semiconductor Corp.
(2,654,240)	Call, 11/21/25, Strike $58.00	(86,920)
(125)	Salesforce, Inc.
(3,255,125)	Put, 11/07/25, Strike $257.50	(43,125)
		(2,810,105)
	Other (-0.8%)
(2,700)	SPDR® S&P 500® ETF Trust
(184,156,200)	Put, 12/19/25, Strike $615.00	(807,300)
(2,780)	SPDR® S&P 500® ETF Trust
(189,612,680)	Put, 11/21/25, Strike $635.00	(371,130)
(820)	VanEck Semiconductor ETF
(29,767,640)	Call, 01/16/26, Strike $380.00	(1,301,750)
(820)	VanEck Semiconductor ETF
(29,767,640)	Put, 01/16/26, Strike $250.00	(107,420)
		(2,587,600)
	TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premium $3,575,376)	$(6,085,003)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $218,829,339.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2025.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $106,983,485.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

!!  Restricted security—The Fund may own investment securities that have other legal or contractual limitations.

RESTRICTED SECURITY	ACQUISITION DATE	ACQUISITION COST
Rite Aid Corp.	09/04/2024	$20,451
TOTAL		$20,451

††  When-issued security.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2025

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$184,076,240	92.8%
British Pound Sterling	7,316,140	3.7%
European Monetary Unit	7,005,250	3.5%
Total Investments	$198,397,630	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2025

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2025 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$140,926	$—	$140,926
Corporate Bonds	—	110,313,679	—	110,313,679
Convertible Bond	—	74,204	—	74,204
Bank Loans	—	11,619,268	—	11,619,268
U.S. Government and Agency Securities	—	1,825,449	—	1,825,449
Preferred Stocks	8,219,701	—	—	8,219,701
Common Stocks	248,296,055	12,470,040	—	260,766,095
Warrants	—	—	—	—
Exchange-Traded Purchased Options	9,359,479	—	—	9,359,479
Total	$265,875,235	$136,443,566	$—	$402,318,801
Liabilities:
Common Stocks Sold Short	$13,240,908	$—	$—	$13,240,908
Exchange-Traded Funds Sold Short	184,595,260	—	—	184,595,260
Exchange-Traded Written Options	6,085,003	—	—	6,085,003
Total	$203,921,171	$—	$—	$203,921,171

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2025

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
ASSETS
Investments in securities, at cost	$1,242,752,944	$1,333,547,678	$3,077,590,444	$828,423,845
Investment in securities, at value*	$1,285,645,623	$1,380,181,999	$4,608,485,337	$872,823,962
Cash with custodian	35,097,531	36,950,779	136,944,725	24,407,008
Cash held at broker	—	—	13,666	531
Receivables:
Accrued interest and dividends	7,200,777	7,806,903	10,589,142	3,093,264
Investments sold	405,692	408,472	1,046,381	105,897
Prepaid expenses	463,877	505,214	1,212,382	313,557
Other assets	269,255	232,373	328,951	—
Total assets	1,329,082,755	1,426,085,740	4,758,620,584	900,744,219
LIABILITIES
Options written, at value (premium $435,109)	—	—	377,025	—
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to shares authorized, issued, and outstanding, in 000's) (Note 8)
Series C (1,340, 1,480, 3,240, and 860 shares, respectively)(1)	33,431,587	36,924,746	80,834,442	21,456,216
Series D (1,320, 1,400, 2,480, and 1,120 shares, respectively)(2)	32,950,343	34,947,655	61,906,175	27,956,665
Series E (1,330, 1,460, and 850 shares, respectively)(3)	33,146,468	36,387,051	—	21,181,882
Series F (4,000 shares)(4)	—	—	99,757,363	—
Series G (1,320, 1,440, 3,200, and 840 shares, respectively)(5)	32,758,886	35,736,965	79,415,479	20,831,604
Payables:
Notes payable (Note 7)	301,650,000	328,900,000	1,050,000,000	193,250,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	434,248	474,018	1,143,702	291,480
Investments purchased	6,894,370	7,615,936	36,236,675	3,699,895
Affiliates:
Investment advisory fees	885,361	950,065	3,928,856	748,455
Deferred compensation to trustees	269,255	232,373	328,951	—
Trustees' fees and officer compensation	10,273	10,919	31,442	7,468
Other accounts payable and accrued liabilities	1,464,326	1,592,561	4,847,693	959,494
Total liabilities	443,895,117	483,772,289	1,418,807,803	290,383,159
NET ASSETS	$885,187,638	$942,313,451	$3,339,812,781	$610,361,060
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized	$847,245,779	$902,539,610	$1,889,312,713	$569,186,645
Accumulated distributable earnings (loss)	37,941,859	39,773,841	1,450,500,068	41,174,415
NET ASSETS	$885,187,638	$942,313,451	$3,339,812,781	$610,361,060
Net asset value per common shares	$11.12	$11.78	$20.83	$21.80
Shares Outstanding	79,627,689	80,025,019	160,369,635	28,002,867
* Includes securities on loan	$83,464,873	$75,420,109	$665,167,331	$42,083,170
(1) Net of deferred offering costs (Series C)	$68,413	$75,254	$165,558	$43,784
(2) Net of deferred offering costs (Series D)	$49,657	$52,345	$93,825	$43,335
(3) Net of deferred offering costs (Series E)	$103,532	$112,949	$—	$68,118
(4) Net of deferred offering costs (Series F)	$—	$—	$242,637	$—
(5) Net of deferred offering costs (Series G)	$241,114	$263,035	$584,521	$168,396
See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2025

	GLOBAL DYNAMIC INCOME FUND		GLOBAL TOTAL RETURN FUND		LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
ASSETS
Investments in securities, at cost	$773,864,886		$169,375,266		$389,267,321
Investment in securities, at value*	$774,987,479		$182,759,227		$402,318,801
Cash with custodian	14,732,271		3,012,672		7,679,419
Cash held at broker	—		1,024		601,876
Restricted cash for short positions	—		—		195,944,253
Collateral for short positions domestic	—		—		61,000,000
Foreign currency held at broker (cost $11 and $6,244)	11		—		6,367
Foreign currency (cost $1,074,357 and $301,489)	1,074,366		301,491		—
Receivables:
Accrued interest and dividends	2,389,084		503,245		1,764,621
Investments sold	2,535,311		835,959		1,328,370
Prepaid expenses	152,138		43,482		6,333
Other assets	124,991		79,428		611,859
Total assets	795,995,651		187,536,528		671,261,899
LIABILITIES
Foreign currency due to broker (cost $175)	—		—		166
Securities sold short, at value (proceeds $150,523,048)	—		—		197,836,168
Options written, at value (premium $41,819, $10,254 and $3,575,376)	61,940		15,200		6,085,003
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to shares authorized, issued, and outstanding, in 000's) (Note 8)
Series C (880 and 160 shares, respectively)(1)	21,955,534		3,991,790		—
Series D (200 and 200 shares, respectively)(2)	4,991,542		4,988,517		—
Series E (860 and 160 shares, respectively)(3)	21,425,389		3,981,131		—
Payables:
Notes payable (Note 7)	192,050,000		43,600,000		120,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	137,450		33,699		—
Investments purchased	5,576,588		1,473,735		19,543,344
Affiliates:
Investment advisory fees	661,388		155,733		522,139
Deferred compensation to trustees	124,991		79,428		—
Trustees' fees and officer compensation	6,811		2,875		4,892
Other accounts payable and accrued liabilities	1,326,338		373,149		603,267
Total liabilities	248,317,971		58,695,257		344,594,979
NET ASSETS	$547,677,680		$128,841,271		$326,666,920
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized	$545,752,774		$114,718,923		$392,628,096
Accumulated distributable earnings (loss)	1,924,906	(a)	14,122,348	(a)	(65,961,176)
NET ASSETS	$547,677,680		$128,841,271		$326,666,920
Net asset value per common shares	$8.58		$13.11		$16.64
Shares Outstanding	63,864,387		9,827,294		19,632,194
* Includes securities on loan	$70,968,228		$26,685,634		$3,334,394
(1) Net of deferred offering costs (Series C)	$44,466		$8,210		$—
(2) Net of deferred offering costs (Series D)	$8,458		$11,483		$—
(3) Net of deferred offering costs (Series E)	$74,611		$18,869		$—

(a)  Net of deferred foreign capital gains tax of $(322,097) and $(97,151), respectively.

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2025

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
INVESTMENT INCOME
Interest	$35,055,166	$37,874,281	$50,340,740	$15,159,215
Interest on short sales	—	—	—	27
(Amortization)/accretion of investment securities	(20,157,163)	(21,910,384)	(13,199,705)	(17,929,686)
Net interest	14,898,003	15,963,897	37,141,035	(2,770,444)
Dividends	5,460,639	5,882,936	42,838,220	4,559,722
Dividend taxes withheld	—	—	(84,241)	—
Total investment income	20,358,642	21,846,833	79,895,014	1,789,278
EXPENSES
Investment advisory fees	9,741,493	10,488,204	42,558,382	8,140,511
Interest expense on Notes Payable (Note 7)	15,215,085	16,472,245	49,632,602	10,007,105
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	5,453,086	5,943,928	14,170,595	3,687,169
Printing and mailing fees	99,924	108,488	203,594	74,608
Accounting fees	88,390	92,641	233,737	72,330
Legal fees	82,456	88,493	318,420	55,685
Trustees' fees and officer compensation	66,203	70,521	207,666	47,570
Audit fees	64,136	67,450	179,119	48,586
Tax fees	61,543	66,130	220,249	41,139
Fund administration fees	58,942	63,417	231,985	38,800
Transfer agent fees	43,061	40,789	45,743	37,875
Registration fees	20,658	20,656	43,830	7,344
Custodian fees	19,585	20,204	55,629	15,132
Other	57,973	57,705	132,899	44,485
Total expenses	31,072,535	33,600,871	108,234,450	22,318,339
NET INVESTMENT INCOME (LOSS)	(10,713,893)	(11,754,038)	(28,339,436)	(20,529,061)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	112,759,186	118,936,122	273,603,956	96,242,674
Purchased options	(1,439,040)	(1,624,463)	(6,836,776)	(1,336,396)
Foreign currency transactions	—	—	18,598	—
Written options	862,472	967,015	470,677	784,126
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	71,188,478	79,535,816	481,992,897	58,873,116
Purchased options	(104,884)	(94,434)	936,518	(68,434)
Foreign currency translations	—	—	11,781	—
Written options	—	—	(76,170)	—
NET GAIN (LOSS)	183,266,212	197,720,056	750,121,481	154,495,086
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,552,319	$185,966,018	$721,782,045	$133,966,025

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2025

	GLOBAL DYNAMIC INCOME FUND	GLOBAL TOTAL RETURN FUND	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
INVESTMENT INCOME
Interest	$9,995,215	$2,110,675	$8,390,720
Interest on short sales	1,222	—	7,865,879
(Amortization)/accretion of investment securities	(3,053,744)	(684,044)	146,460
Net interest	6,942,693	1,426,631	16,403,059
Dividends	8,999,476	2,125,035	3,481,556
Foreign Taxes Withheld	(319,128)	(131,568)	(49,383)
Total investment income	15,623,041	3,420,098	19,835,232
EXPENSES
Investment advisory fees	7,286,195	1,724,296	6,200,956
Interest expense on Notes Payable (Note 7)	9,213,211	2,140,899	5,991,006
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,757,140	473,233	—
Printing and mailing fees	71,551	35,345	47,118
Accounting fees	74,942	40,787	59,014
Legal fees	75,671	15,378	31,153
Trustees' fees and officer compensation	43,913	18,035	31,305
Audit fees	42,621	21,661	33,560
Tax fees	84,079	58,336	23,921
Fund administration fees	40,031	9,616	23,276
Transfer agent fees	33,602	38,347	21,325
Registration fees	17,455	2,685	5,367
Custodian fees	162,753	79,111	70,789
Dividend or interest expense on short positions	—	—	2,098,433
Other	203,475	33,338	235,013
Total expenses	19,106,639	4,691,067	14,872,236
NET INVESTMENT INCOME (LOSS)	(3,483,598)	(1,270,969)	4,962,996
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	42,830,235 (a)	10,410,278 (a)	70,535,864
Purchased options	408,681	402,829	(34,367,034)
Foreign currency transactions	(331,785)	(95,118)	(28,701)
Forward foreign currency contracts	2,294	748	—
Written options	26,756	47,561	4,899,582
Short positions	(298)	—	(5,392,668)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	58,065,262 (b)	14,236,816 (b)	(1,106,996)
Purchased options	(4,882,922)	(1,379,693)	3,566,441
Foreign currency translations	16,784	2,039	3,453
Written options	11,837	3,827	(61,814)
Short positions	—	—	(23,726,091)
NET GAIN (LOSS)	96,146,844	23,629,287	14,322,036
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$92,663,246	$22,358,318	$19,285,032

(a)  Net of foreign capital gains tax of $351,831 and $120,431.

(b)  Net of change in deferred capital gains tax of $734,505 and $225,952, respectively.

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND		CONVERTIBLE AND HIGH INCOME FUND		STRATEGIC TOTAL RETURN FUND
	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
OPERATIONS
Net investment income (loss)	$(10,713,893)	$(14,912,812)	$(11,754,038)	$(16,507,139)	$(28,339,436)	$(23,412,384)
Net realized gain (loss)	112,182,618	58,286,271	118,278,674	63,881,724	267,256,455	207,696,494
Change in unrealized appreciation/(depreciation)	71,083,594	120,657,789	79,441,382	131,356,613	482,865,026	677,644,227
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	172,552,319	164,031,248	185,966,018	178,731,198	721,782,045	861,928,337
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(88,587,020)	(47,584,933)	(94,605,446)	(48,023,120)	(197,254,651)	(197,233,426)
Return of capital	—	(38,135,660)	—	(44,052,948)	—	—
Net decrease in net assets from distributions to common shareholders	(88,587,020)	(85,720,593)	(94,605,446)	(92,076,068)	(197,254,651)	(197,233,426)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	34,121,532	—	24,709,998	17,883	—	37,382
Reinvestment of distributions resulting in the issuance of stock	7,894,369	8,114,054	6,660,673	8,088,427	—	550,419
Net increase (decrease) in net assets from capital stock transactions	42,015,901	8,114,054	31,370,671	8,106,310	—	587,801
TOTAL INCREASE (DECREASE) IN NET ASSETS	125,981,200	86,424,709	122,731,243	94,761,440	524,527,394	665,282,712
NET ASSETS
Beginning of year	$759,206,438	$672,781,729	$819,582,208	$724,820,768	$2,815,285,387	$2,150,002,675
End of year	$885,187,638	$759,206,438	$942,313,451	$819,582,208	$3,339,812,781	$2,815,285,387

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	DYNAMIC CONVERTIBLE AND INCOME FUND		GLOBAL DYNAMIC INCOME FUND		GLOBAL TOTAL RETURN FUND
	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
OPERATIONS
Net investment income (loss)	$(20,529,061)	$(23,788,786)	$(3,483,598)	$(3,779,968)	$(1,270,969)	$(1,354,621)
Net realized gain (loss)	95,690,404	58,411,657	42,935,883	49,277,335	10,766,298	13,104,228
Change in unrealized appreciation/(depreciation)	58,804,682	80,755,894	53,210,961	103,278,463	12,862,989	24,001,478
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	133,966,025	115,378,765	92,663,246	148,775,830	22,358,318	35,751,085
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(63,756,645)	(41,801,785)	(38,318,632)	(38,318,632)	(9,434,202)	(9,432,805)
Return of capital	—	(20,818,282)	—	—	—	—
Net decrease in net assets from distributions to common shareholders	(63,756,645)	(62,620,067)	(38,318,632)	(38,318,632)	(9,434,202)	(9,432,805)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	16,669,317	—	—	10,535	—	1,960
Reinvestment of distributions resulting in the issuance of stock	6,484,880	4,873,759	—	—	—	17,720
Net increase (decrease) in net assets from capital stock transactions	23,154,197	4,873,759	—	10,535	—	19,680
TOTAL INCREASE (DECREASE) IN NET ASSETS	93,363,577	57,632,457	54,344,614	110,467,733	12,924,116	26,337,960
NET ASSETS
Beginning of year	$516,997,483	$459,365,026	$493,333,066	$382,865,333	$115,917,155	$89,579,195
End of year	$610,361,060	$516,997,483	$547,677,680	$493,333,066	$128,841,271	$115,917,155

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
OPERATIONS
Net investment income (loss)	$4,962,996	$9,196,057
Net realized gain (loss)	35,647,043	4,453,043
Change in unrealized appreciation/(depreciation)	(21,325,007)	38,765,839
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	19,285,032	52,414,939
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(36,828,033)	(32,982,086)
Return of capital	—	—
Net decrease in net assets from distributions to common shareholders	(36,828,033)	(32,982,086)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	—
Reinvestment of distributions resulting in the issuance of stock	—	—
Net increase (decrease) in net assets from capital stock transactions	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,543,001)	19,432,853
NET ASSETS
Beginning of year	$344,209,921	$324,777,068
End of year	$326,666,920	$344,209,921

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$172,552,319
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(985,033,161)
Proceeds paid on closing written options	(225,166)
Proceeds from disposition of investment securities, including purchased options	1,041,344,662
Premiums received from written options	1,087,639
Amortization and accretion of fixed-income securities	20,157,163
Amortization of offering costs on Mandatory Redeemable Preferred Shares	273,885
Net realized gains/losses from investments, excluding purchased options	(112,759,186)
Net realized gains/losses from purchased options	1,439,040
Net realized gains/losses from written options	(862,472)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(71,188,478)
Change in unrealized appreciation or depreciation on purchased options	104,884
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	357,743
Prepaid expenses	(1,035)
Other assets	(43,822)
Increase/(decrease) in liabilities:
Payables to affiliates	110,806
Other accounts payable and accrued liabilities	(202,682)
Net cash provided by/(used in) operating activities	$67,112,139
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	34,121,532
Distributions to shareholders	(80,692,651)
Redemption of/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	—
Offering costs on Mandatory Redeemable Preferred Shares	(58,917)
Repayment of Note payable	(23,000,000)
Proceeds from Note payable	10,000,000
Net cash provided by/(used in) financing activities	$(59,630,036)
Net increase/(decrease) in cash	$7,482,103
Cash and restricted cash at beginning of year	$27,615,428
Cash at end of year	$35,097,531
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$15,338,196
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$5,453,086
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$7,894,369

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	35,097,531	27,615,428
Total cash and restricted cash at year end	$35,097,531	$27,615,428

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS CONVERTIBLE AND HIGH INCOME FUND
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$185,966,018
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(1,060,590,231)
Proceeds paid on closing written options	(252,459)
Proceeds from disposition of investment securities, including purchased options	1,133,396,281
Premiums received from written options	1,219,474
Amortization and accretion of fixed-income securities	21,910,384
Amortization of offering costs on Mandatory Redeemable Preferred Shares	293,031
Net realized gains/losses from investments, excluding purchased options	(118,936,122)
Net realized gains/losses from purchased options	1,624,463
Net realized gains/losses from written options	(967,015)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(79,535,816)
Change in unrealized appreciation or depreciation on purchased options	94,434
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	416,296
Prepaid expenses	(942)
Other assets	(37,820)
Increase/(decrease) in liabilities:
Payables to affiliates	102,607
Other accounts payable and accrued liabilities	(210,203)
Net cash provided by/(used in) operating activities	$84,492,380
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	24,709,998
Distributions to shareholders	(87,944,773)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(3)
Offering costs on Mandatory Redeemable Preferred Shares	(60,422)
Repayment of Note payable	(27,000,000)
Proceeds from Note payable	15,000,000
Net cash provided by/(used in) financing activities	$(75,295,200)
Net increase/(decrease) in cash	$9,197,180
Cash and restricted cash at beginning of year	$27,753,599
Cash at end of year	$36,950,779
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$16,597,075
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$5,943,931
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$6,660,673

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	36,950,779	27,753,599
Total cash and restricted cash at year end	$36,950,779	$27,753,599

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS STRATEGIC TOTAL RETURN FUND
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$721,782,045
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(1,890,059,871)
Proceeds paid on closing written options	(3,843,218)
Proceeds from disposition of investment securities, including purchased options	1,973,002,655
Premiums received from written options	4,454,888
Amortization and accretion of fixed-income securities	13,199,705
Amortization of offering costs on Mandatory Redeemable Preferred Shares	565,198
Net realized gains/losses from investments, excluding purchased options	(273,603,956)
Net realized gains/losses from purchased options	6,836,776
Net realized gains/losses from written options	(470,677)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(481,992,897)
Change in unrealized appreciation or depreciation on purchased options	(936,518)
Change in unrealized appreciation or depreciation on written options	76,170
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	695,304
Prepaid expenses	(7,175)
Other assets	(53,539)
Increase/(decrease) in liabilities:
Payables to affiliates	565,640
Other accounts payable and accrued liabilities	385,290
Net cash provided by/(used in) operating activities	$70,595,820
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	—
Distributions to shareholders	(197,254,651)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(3)
Offering costs on Mandatory Redeemable Preferred Shares	(82,315)
Proceeds from Note payable	109,000,000
Net cash provided by/(used in) financing activities	$(88,336,969)
Net increase/(decrease) in cash	$(17,741,149)
Cash and restricted cash at beginning of year	$154,699,540
Cash at end of year	$136,958,391
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$49,105,818
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$14,170,598

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	136,944,725	154,685,874
Cash held at broker	13,666	13,666
Total cash and restricted cash at year end	$136,958,391	$154,699,540

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$133,966,025
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(723,005,657)
Proceeds paid on closing written options	(204,667)
Proceeds from disposition of investment securities, including purchased options	787,777,057
Premiums received from written options	988,792
Amortization and accretion of fixed-income securities	17,929,686
Amortization of offering costs on Mandatory Redeemable Preferred Shares	209,672
Net realized gains/losses from investments, excluding purchased options	(96,242,674)
Net realized gains/losses from purchased options	1,336,396
Net realized gains/losses from written options	(784,126)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(58,873,116)
Change in unrealized appreciation or depreciation on purchased options	68,434
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	350,079
Prepaid expenses	(1,077)
Increase/(decrease) in liabilities:
Payables to affiliates	53,132
Other accounts payable and accrued liabilities	(179,863)
Net cash provided by/(used in) operating activities	$63,388,093
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	16,669,317
Distributions to shareholders	(57,271,765)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(3)
Offering costs on Mandatory Redeemable Preferred Shares	(52,946)
Repayment of Note payable	(25,000,000)
Proceeds from Note payable	8,000,000
Net cash provided by/(used in) financing activities	$(57,655,397)
Net increase/(decrease) in cash	$5,732,696
Cash and restricted cash at beginning of year	$18,674,843
Cash at end of year	$24,407,539
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$10,124,828
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$3,687,172
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$6,484,880

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	24,407,008	18,674,248
Cash held at broker	531	595
Total cash and restricted cash at year end	$24,407,539	$18,674,843

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS GLOBAL DYNAMIC INCOME FUND
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$92,663,246
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(975,418,208)
Purchases of securities to cover securities sold short	(704,884)
Proceeds paid on closing written options	(1,033,494)
Proceeds from disposition of investment securities, including purchased options	1,027,519,016
Proceeds from securities sold short	704,276
Premiums received from written options	1,034,886
Amortization and accretion of fixed-income securities	3,053,744
Amortization of offering costs on Mandatory Redeemable Preferred Shares	125,638
Net realized gains/losses from investments, excluding purchased options	(43,182,066)
Net realized gains/losses from capital gains tax	351,831
Net realized gains/losses from purchased options	(408,681)
Net realized gains/losses from short positions	298
Net realized gains/losses from written options	(26,756)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(57,330,757)
Change in unrealized appreciation or depreciation on capital gains tax	(734,505)
Change in unrealized appreciation or depreciation on purchased options	4,882,922
Change in unrealized appreciation or depreciation on written options	(11,837)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	317,446
Prepaid expenses	(2,936)
Other assets	(20,342)
Increase/(decrease) in liabilities:
Payables to affiliates	32,905
Other accounts payable and accrued liabilities	(169,688)
Net cash provided by/(used in) operating activities	$51,642,054
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	—
Distributions to shareholders	(38,318,632)
Redemption of/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	3
Offering costs on Mandatory Redeemable Preferred Shares	(43,268)
Net increase/(decrease) in due to custodian bank	(4,845)
Repayment of Note payable	(75,500,000)
Proceeds from Note payable	56,000,000
Net cash provided by/(used in) financing activities	$(57,866,742)
Net increase/(decrease) in cash and foreign currency	$(6,224,688)
Cash and foreign currency and restricted cash at beginning of year	$22,031,336
Cash, foreign currency and restricted cash at end of year	$15,806,648
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$9,343,499
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$1,757,137

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	14,732,271	22,016,369
Foreign currency	1,074,366	14,967
Foreign currency held at broker	11	—
Total cash and restricted cash at year end	$15,806,648	$22,031,336

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS GLOBAL TOTAL RETURN FUND
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$22,358,318
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(228,362,330)
Proceeds paid on closing written options	(202,751)
Proceeds from disposition of investment securities, including purchased options	240,019,867
Premiums received from written options	250,255
Amortization and accretion of fixed-income securities	684,044
Amortization of offering costs on Mandatory Redeemable Preferred Shares	73,930
Net realized gains/losses from investments, excluding purchased options	(10,530,709)
Net realized gains/losses from capital gains tax	120,431
Net realized gains/losses from purchased options	(402,829)
Net realized gains/losses from written options	(47,561)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(14,010,864)
Change in unrealized appreciation or depreciation on capital gains tax	(225,952)
Change in unrealized appreciation or depreciation on purchased options	1,379,693
Change in unrealized appreciation or depreciation on written options	(3,827)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	83,429
Prepaid expenses	(719)
Other assets	(12,927)
Increase/(decrease) in liabilities:
Payables to affiliates	15,765
Other accounts payable and accrued liabilities	(47,058)
Net cash provided by/(used in) operating activities	$11,138,205
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	—
Distributions to shareholders	(9,434,202)
Redemption of/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	2
Offering costs on Mandatory Redeemable Preferred Shares	(43,220)
Repayment of Note payable	(14,200,000)
Proceeds from Note payable	9,000,000
Net cash provided by/(used in) financing activities	$(14,677,420)
Net increase/(decrease) in cash and foreign currency	$(3,539,215)
Cash and foreign currency and restricted cash at beginning of year	$6,854,402
Cash and foreign currency at end of year	$3,315,187
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$2,173,597
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$473,231

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	3,012,672	6,854,378
Cash held at broker	1,024	—
Foreign currency	301,491	18
Restricted cash for short positions	—	6
Total cash and restricted cash at year end	$3,315,187	$6,854,402

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS LONG/SHORT EQUITY AND DYNAMIC INCOME TRUST
YEAR ENDED OCTOBER 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$19,285,032
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(952,393,644)
Purchases of securities to cover securities sold short	(826,766,577)
Proceeds paid on closing written options	(67,904,308)
Proceeds from disposition of investment securities, including purchased options	1,023,288,518
Proceeds from securities sold short	746,804,997
Premiums received from written options	78,562,682
Amortization and accretion of fixed-income securities	(146,460)
Net realized gains/losses from investments, excluding purchased options	(70,535,864)
Net realized gains/losses from purchased options	34,367,034
Net realized gains/losses from short positions	5,392,668
Net realized gains/losses from written options	(4,899,582)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	1,106,996
Change in unrealized appreciation or depreciation on purchased options	(3,566,441)
Change in unrealized appreciation or depreciation on short positions	23,726,091
Change in unrealized appreciation or depreciation on written options	61,814
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	96,634
Prepaid expenses	(2,098)
Other assets	346,618
Increase/(decrease) in liabilities:
Payables to affiliates	(6,839)
Other accounts payable and accrued liabilities	(68,145)
Net cash provided by/(used in) operating activities	$6,749,126
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(36,828,033)
Net increase/(decrease) in due to custodian bank	4
Net cash provided by/(used in) financing activities	$(36,828,029)
Net increase/(decrease) in cash	$(30,078,903)
Cash and restricted cash at beginning of year	$295,310,818
Cash at end of year	$265,231,915
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$6,018,216

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

	OCTOBER 31, 2025	OCTOBER 31, 2024
Cash with custodian	7,679,419	3,745,382
Cash held at broker	601,876	—
Restricted cash for short positions	195,944,253	291,565,273
Collateral for short positions	61,000,000	—
Foreign currency held at broker	6,367	163
Total cash and restricted cash at year end	$265,231,915	$295,310,818

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

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Calamos Convertible Opportunities and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.04	$8.99
Income from investment operations:
Net investment income (loss)*	(0.14)	(0.20)
Net realized and unrealized gain (loss)	2.33	2.39
Total from investment operations	2.19	2.19
Less distributions to common shareholders from:
Net investment income	(0.76)	(0.42)
Net realized gains	(0.38)	(0.21)
Return of capital	—	(0.51)
Total distributions	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	0.03	—
Net asset value, end of year	$11.12	$10.04
Market value, end of year	$11.39	$11.43
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	23.52%	24.26%
Market value	11.24%	27.31%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	3.98%	4.52%
Net investment income (loss)	(1.37%)	(2.00%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$885,188	$759,206
Portfolio turnover rate	83%	50%
Average commission rate paid	$0.0190	$0.0186
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$132,750	$132,750
Notes Payable (000's omitted)	$301,650	$314,650
Asset coverage per $1,000 of loan outstanding(d)	$4,375	$3,835
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$249	$227

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.33%, 1.37%, 1.38%, 1.34%, 1.23%, 1.26%, 1.29%, 1.28%, 1.24%, and 1.24%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.26	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68
Income from investment operations:
Net investment income (loss)*	(0.10)	0.01	(0.26)	0.49	0.50	0.57	0.57	0.60
Net realized and unrealized gain (loss)	(0.03)	(4.11)	4.31	2.37	0.64	(0.33)	1.19	(0.41)
Total from investment operations	(0.13)	(4.10)	4.05	2.86	1.14	0.24	1.76	0.19
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.27)	(0.31)	(0.44)	(0.48)	(1.13)	(0.67)	(0.59)
Net realized gains	(0.99)	(0.87)	(0.79)	(0.52)	(0.31)	—	(0.08)	—
Return of capital	—	—	—	—	(0.17)	—	(0.39)	(0.55)
Total distributions	(1.14)	(1.14)	(1.10)	(0.96)	(0.96)	(1.13)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	—	0.01	— (a)	—	—	— (a)	— (a)	—
Net asset value, end of year	$8.99	$10.26	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73
Market value, end of year	$9.99	$10.78	$15.81	$10.89	$10.67	$9.91	$11.59	$9.89
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(2.27%)	(27.32%)	33.21%	29.38%	11.75%	1.81%	17.48%	3.19%
Market value	3.27%	(25.10%)	56.56%	12.04%	18.29%	(5.54%)	30.15%	6.72%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.40%	2.44%	1.83%	2.20%	2.88%	2.52%	1.88%	1.74%
Net investment income (loss)	(1.03%)	0.08%	(1.76%)	4.36%	4.77%	5.11%	5.17%	5.61%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$672,782	$759,716	$1,111,526	$889,577	$754,310	$741,306	$797,968	$750,773
Portfolio turnover rate	39%	39%	46%	76%	51%	58%	90%	34%
Average commission rate paid	$0.0188	$0.0215	$0.0215	$0.0213	$0.0188	$0.0270	$0.0282	$0.0220
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$133,000	$133,000	$133,000	$100,000	$100,000	$100,000	$100,000	$—
Notes Payable (000's omitted)	$314,400	$339,400	$399,400	$288,400	$277,400	$288,000	$275,000	$306,000
Asset coverage per $1,000 of loan outstanding(d)	$3,563	$3,630	$4,116	$4,431	$4,080	$3,921	$4,265	$3,454
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$211	$232	$309	$319	$283	$282	$293	$—

www.calamos.com

Calamos Convertible and High Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.63	$9.49
Income from investment operations:
Net investment income (loss)*	(0.15)	(0.22)
Net realized and unrealized gain (loss)	2.49	2.56
Total from investment operations	2.34	2.34
Less distributions to common shareholders from:
Net investment income	(0.84)	(0.44)
Net realized gains	(0.36)	(0.19)
Return of capital	—	(0.57)
Total distributions	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—
Premiums from shares sold in at the market offerings	0.01	—
Net asset value, end of year	$11.78	$10.63
Market value, end of year	$11.72	$11.79
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	23.80%	24.82%
Market value	11.15%	20.87%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.01%	4.54%
Net investment income (loss)	(1.40%)	(2.05%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$942,313	$819,582
Portfolio turnover rate	83%	50%
Average commission rate paid	$0.0190	$0.0186
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$144,500	$144,500
Notes Payable (000's omitted)	$328,900	$340,900
Asset coverage per $1,000 of loan outstanding(d)	$4,304	$3,828
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$245	$226

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.33%, 1.37%, 1.38%, 1.34%, 1.23%, 1.27%, 1.30%, 1.28%, 1.24%, and 1.25%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.81	$16.38	$13.22	$11.18	$11.02	$11.96	$11.33	$12.39
Income from investment operations:
Net investment income (loss)*	(0.12)	0.00	(0.30)	0.53	0.54	0.60	0.61	0.65
Net realized and unrealized gain (loss)	0.00	(4.38)	4.61	2.53	0.64	(0.35)	1.22	(0.51)
Total from investment operations	(0.12)	(4.38)	4.31	3.06	1.18	0.25	1.83	0.14
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.27)	(0.29)	(0.46)	(0.51)	(1.19)	(0.70)	(0.69)
Net realized gains	(1.05)	(0.93)	(0.86)	(0.56)	(0.34)	—	—	—
Return of capital	—	—	—	—	(0.17)	—	(0.50)	(0.51)
Total distributions	(1.20)	(1.20)	(1.15)	(1.02)	(1.02)	(1.19)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—	0.00 (a)	—	0.00 (a)
Premiums from shares sold in at the market offerings	—	0.01	0.00 (a)	—	—	0.00 (a)	—	—
Net asset value, end of year	$9.49	$10.81	$16.38	$13.22	$11.18	$11.02	$11.96	$11.33
Market value, end of year	$10.87	$11.00	$16.61	$11.50	$11.10	$10.86	$11.96	$10.47
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(1.99%)	(27.50%)	33.56%	29.87%	11.46%	1.75%	17.28%	2.55%
Market value	10.32%	(27.25%)	55.69%	13.79%	12.29%	0.28%	26.91%	1.13%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.41%	2.45%	1.84%	2.22%	2.91%	2.54%	1.89%	1.78%
Net investment income (loss)	(1.11%)	(0.02%)	(1.88%)	4.45%	4.85%	5.13%	5.25%	5.73%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$724,821	$817,828	$1,207,158	$968,077	$818,412	$806,342	$868,817	$822,183
Portfolio turnover rate	40%	36%	44%	76%	47%	58%	89%	34%
Average commission rate paid	$0.0188	$0.0205	$0.0216	$0.0225	$0.0187	$0.0260	$0.0282	$0.0221
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$145,000	$145,000	$145,000	$110,000	$110,000	$110,000	$110,000	$—
Notes Payable (000's omitted)	$340,400	$365,400	$435,400	$318,400	$303,900	$315,500	$302,500	$337,000
Asset coverage per $1,000 of loan outstanding(d)	$3,556	$3,635	$4,106	$4,386	$4,055	$3,904	$4,236	$3,440
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$209	$229	$308	$317	$280	$280	$291	$—

www.calamos.com

Calamos Strategic Total Return Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$17.55	$13.41	$13.57	$18.62	$13.30
Income from investment operations:
Net investment income (loss)*	(0.18)	(0.15)	(0.09)	0.05	0.10
Net realized and unrealized gain (loss)	4.69	5.52	1.16	(3.87)	6.42
Total from investment operations	4.51	5.37	1.07	(3.82)	6.52
Less distributions to common shareholders from:
Net investment income	(0.93)	(1.05)	(0.63)	(0.26)	(0.29)
Net realized gains	(0.30)	(0.18)	(0.60)	(0.97)	(0.91)
Total distributions	(1.23)	(1.23)	(1.23)	(1.23)	(1.20)
Premiums from shares sold in at the market offerings(a)	—	—	0.0007	0.0010	0.0026
Net asset value, end of year	$20.83	$17.55	$13.41	$13.57	$18.62
Market value, end of year	$19.30	$17.32	$12.83	$13.76	$18.98
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	27.10%	41.22%	7.89%	(21.11%)	50.32%
Market value	19.39%	45.67%	1.80%	(21.52%)	59.21%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	3.69%	3.90%	4.09%	2.50%	2.03%
Net investment income (loss)	(0.97%)	(0.90%)	(0.62%)	0.31%	0.60%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$3,339,813	$2,815,285	$2,150,003	$2,156,658	$2,928,463
Portfolio turnover rate	43%	37%	29%	24%	27%
Average commission rate paid	$0.0232	$0.0221	$0.0194	$0.0189	$0.0206
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$323,000	$323,000	$323,500	$323,500	$304,000
Notes Payable (000's omitted)	$1,050,000	$941,000	$800,500	$800,500	$880,000
Asset coverage per $1,000 of loan outstanding(d)	$4,488	$4,335	$4,090	$4,098	$4,673
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$365	$316	$253	$254	$338

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.51%,1.51%, 1.57%, 1.53% and 1.44%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.
CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

This page intentionally left blank.

Calamos Dynamic Convertible and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$19.24	$17.24
Income from investment operations:
Net investment income (loss)*	(0.75)	(0.89)
Net realized and unrealized gain (loss)	5.63	5.23
Total from investment operations	4.88	4.34
Less distributions to common shareholders from:
Net investment income	(1.37)	(0.67)
Net realized gains	(0.97)	(0.89)
Return of capital	—	(0.78)
Total distributions	(2.34)	(2.34)
Premiums from shares sold in at the market offerings	0.02	—
Net asset value, end of year	$21.80	$19.24
Market value, end of year	$21.88	$24.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	26.63%	24.63%
Market value	1.84%	57.16%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.26%	4.80%
Net investment income (loss)	(3.91%)	(4.68%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$610,361	$516,997
Portfolio turnover rate	91%	53%
Average commission rate paid	$0.0193	$0.0184
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$91,750	$91,750
Notes Payable (000's omitted)	$193,250	$210,250
Asset coverage per $1,000 of loan outstanding(d)	$4,633	$3,895
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$244	$223

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.01.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.64%,1.69%, 1.70%, 1.65%, 1.51%, 1.56%, 1.61%, 1.57%, 1.51%, and 1.52%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2023	2022	2021	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$20.19	$31.73	$25.00	$19.93	$19.55	$21.03	$19.56	$21.63
Income from investment operations:
Net investment income (loss)*	(0.63)	(0.43)	(1.21)	0.70	0.73	0.85	0.86	0.89
Net realized and unrealized gain (loss)	0.01	(8.81)	10.20	6.37	1.65	(0.33)	2.61	(0.96)
Total from investment operations	(0.62)	(9.24)	8.99	7.07	2.38	0.52	3.47	(0.07)
Less distributions to common shareholders from:
Net investment income	(0.03)	(0.24)	(0.25)	(0.70)	(0.50)	(2.00)	(0.91)	(0.99)
Net realized gains	(2.31)	(2.10)	(2.01)	(1.30)	(0.80)	—	—	(0.00	)(a)
Return of capital	—	—	—	—	(0.70)	—	(1.09)	(1.01)
Total distributions	(2.34)	(2.34)	(2.26)	(2.00)	(2.00)	(2.00)	(2.00)	(2.00)
Premiums from shares sold in at the market offerings	0.0078 (a)	0.0384	0.0078	—	—	—	—	—
Net asset value, end of year	$17.24	$20.19	$31.73	$25.00	$19.93	$19.55	$21.03	$19.56
Market value, end of year	$17.07	$21.89	$32.62	$22.35	$20.65	$18.94	$20.49	$17.83
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(4.26%)	(29.91%)	36.76%	38.59%	13.05%	2.40%	19.19%	1.03%
Market value	(12.56%)	(26.08%)	57.27%	19.58%	20.85%	1.82%	27.40%	3.32%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.63%	2.75%	2.10%	2.50%	3.22%	2.82%	2.17%	2.02%
Net investment income (loss)	(3.19%)	(1.73%)	(3.97%)	3.22%	3.70%	4.06%	4.26%	4.48%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$459,365	$526,613	$788,554	$612,024	$487,709	$477,256	$512,737	$477,070
Portfolio turnover rate	44%	42%	48%	85%	50%	67%	78%	40%
Average commission rate paid	$0.0185	$0.0563	$0.0217	$0.0243	$0.0182	$0.0249	$0.0212	$0.0233
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$92,000	$92,000	$92,000	$64,000	$64,000	$64,000	$64,000	$—
Notes Payable (000's omitted)	$210,000	$230,000	$270,000	$204,600	$180,600	$187,500	$169,000	$195,000
Asset coverage per $1,000 of loan outstanding(d)	$3,626	$3,690	$4,261	$4,304	$4,055	$3,887	$4,413	$3,447
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$207	$231	$313	$344	$286	$285	$291	$—

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Calamos Global Dynamic Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$7.72	$5.99	$6.12	$10.14	$8.03
Income from investment operations:
Net investment income (loss)*	(0.05)	(0.06)	(0.08)	(0.07)	0.03
Net realized and unrealized gain (loss)	1.51	2.39	0.55	(3.15)	2.92
Total from investment operations	1.46	2.33	0.47	(3.22)	2.95
Less distributions to common shareholders from:
Net investment income	(0.08)	(0.15)	(0.10)	(0.01)	(0.15)
Net realized gains	(0.52)	(0.45)	(0.20)	(0.09)	(0.69)
Return of capital	—	—	(0.30)	(0.72)	—
Total distributions	(0.60)	(0.60)	(0.60)	(0.82)	(0.84)
Premiums from shares sold in at the market offerings	—	—	—	0.0191	0.0026
Net asset value, end of year	$8.58	$7.72	$5.99	$6.12	$10.14
Market value, end of year	$7.67	$6.90	$5.22	$5.64	$10.39
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	21.02%	41.34%	8.29%	(32.89%)	37.46%
Market value	21.19%	44.97%	2.40%	(39.64%)	45.01%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.85%	4.21%	3.68%	2.73%	2.27%
Net investment income (loss)	(0.70%)	(0.82%)	(1.19%)	(0.85%)	0.26%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$547,678	$493,333	$382,865	$391,101	$609,038
Portfolio turnover rate	133%	149%	114%	134%	117%
Average commission rate paid	$0.0104	$0.0065	$0.0036	$0.0117	$0.0173
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$48,500	$48,500	$70,000	$70,000	$70,000
Notes Payable (000's omitted)	$192,050	$211,550	$130,550	$109,550	$206,500
Asset coverage per $1,000 of loan outstanding(c)	$4,104	$3,561	$4,469	$5,209	$4,288
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$406	$388	$208	$204	$316

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.64%, 1.63%, 1.58%, 1.66%, and 1.55%, respectively.

(c)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.80	$9.12	$9.59	$15.82	$11.99
Income from investment operations:
Net investment income (loss)*	(0.13)	(0.14)	(0.17)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	2.40	3.78	0.66	(4.96)	5.05
Total from investment operations	2.27	3.64	0.49	(5.08)	4.99
Less distributions to common shareholders from:
Net investment income	—	(0.24)	(0.17)	(0.08)	(0.24)
Net realized gains	(0.96)	(0.72)	(0.50)	(0.26)	(0.96)
Return of capital	—	—	(0.29)	(0.84)	—
Total distributions	(0.96)	(0.96)	(0.96)	(1.18)	(1.20)
Premiums from shares sold in at the market offerings	—	—	—	0.0279	0.0362
Net asset value, end of year	$13.11	$11.80	$9.12	$9.59	$15.82
Market value, end of year	$11.96	$11.66	$8.15	$9.12	$15.86
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	20.97%	41.86%	5.26%	(33.22%)	42.86%
Market value	11.59%	56.82%	(0.98%)	(36.65%)	47.65%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	4.02%	4.33%	3.86%	2.86%	2.30%
Net investment income (loss)	(1.09%)	(1.24%)	(1.73%)	(0.93%)	(0.37%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$128,841	$115,917	$89,579	$94,186	$148,697
Portfolio turnover rate	130%	143%	120%	118%	120%
Average commission rate paid	$0.0095	$0.0065	$0.0038	$0.0123	$0.0179
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$13,000	$13,000	$17,000	$17,000	$17,000
Notes Payable (000's omitted)	$43,600	$48,800	$30,100	$26,000	$50,500
Asset coverage per $1,000 of loan outstanding(c)	$4,253	$3,642	$4,541	$5,276	$4,281
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$357	$342	$201	$202	$318

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.78%, 1.76%, 1.82%,1.83% and 1.69%, respectively.

(c)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

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Calamos Long/Short Equity and Dynamic Income Trust Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	YEAR ENDED OCTOBER 31,
	2025	2024	2023		2022	2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.53	$16.54	$17.66		$21.52	$17.44
Income from investment operations:
Net investment income (loss)*	0.25	0.47	0.24		0.18	0.22
Net realized and unrealized gain (loss)	0.74	2.20	0.32		(2.36)	5.42
Total from investment operations	0.99	2.67	0.56		(2.18)	5.64
Less distributions to common shareholders from:
Net investment income	(0.37)	(0.47)	(0.34)		(0.40)	(0.55)
Net realized gains	(1.51)	(1.21)	(1.34)		(1.28)	(1.01)
Total distributions	(1.88)	(1.68)	(1.68)		(1.68)	(1.56)
Premiums from shares sold in at the market offerings	—	—	—		—	—
Net asset value, end of period	$16.64	$17.53	$16.54		$17.66	$21.52
Market value, end of period	$15.12	$15.50	$13.73		$15.75	$20.68
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	6.81%	18.31%	4.32	%(b)	(10.05%)	33.57%
Market value	9.83%	25.94%	(2.85%)		(16.56%)	58.49%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.38%	4.87%	4.52%		3.21%	2.45%
Net investment income (loss)	1.46%	2.68%	1.34%		0.89%	1.03%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$326,667	$344,210	$324,777		$346,747	$422,483
Portfolio turnover rate	289%	249%	210%		222%	213%
Average commission rate paid	$0.0152	$0.0144	$0.0136		$0.0126	$0.0109
Notes Payable (000's omitted)	$120,000	$120,000	$120,000		$120,000	$120,000
Asset coverage per $1,000 of loan outstanding(d)	$3,722	$3,868	$3,706		$3,890	$4,521

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Includes payment by affiliates, which impacted the total return. Excluding such payment the total return would be 3.97% (see Note 2).

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and dividend expense on short positions, to average net assets was 2.00%, 1.99%, 1.98%, 1.92% and 1.75%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund ("CHI"), Calamos Convertible and High Income Fund ("CHY"), Calamos Strategic Total Return Fund ("CSQ"), Calamos Dynamic Convertible and Income Fund ("CCD"), Calamos Global Dynamic Income Fund ("CHW"), Calamos Global Total Return Fund ("CGO"), and Calamos Long/Short Equity & Dynamic Income Trust ("CPZ") (each a "Fund", and collectively, the "Funds") were each organized as Delaware statutory trusts and are each registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth by the Financial Accounting Standards Board in Accounting Standards Codification (ASC) Topic 946: Financial Services—Investment Companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation. Each Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of each Fund, have designated Calamos Advisors LLC ("Calamos Advisors", or the "Advisor") to perform fair valuation determinations related to all Funds' investments under the oversight of the Board. As "valuation designee" Calamos Advisors has adopted policies and procedures to guide the determination of the net asset value ("NAV") on any day on which each Fund's NAV is determined. The valuation of each Fund's investments is in accordance with these procedures.

Funds' securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market® are valued at the NASDAQ® Official Closing Price, as determined by NASDAQ®, or lacking a NASDAQ® Official Closing Price, the last current reported sale price on NASDAQ® at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time each Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which each Fund's NAV is not calculated.

If the Advisor's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

www.calamos.com

Notes to Financial Statements

The Funds also may use fair value pricing, pursuant to policies and procedures adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before a Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by each Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that each Fund could purchase or sell a portfolio security at the price used to calculate each Fund's NAV.

Various inputs are used to determine the value of each Fund's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including each Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of each Fund's investments. The summary of the inputs used in valuing each Fund's holdings are available after each Fund's Schedule of Investments.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2025. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds. Expenses directly attributable to each respective Fund are charged to the applicable Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because each Funds' policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the respective Funds' taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book and tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of Mandatory Redeemable Preferred Shares ("MRPS") as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2022 – 2024 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Funds' organizational documents, each Fund is obligated to indemnify its officers and Trustees against certain liabilities incurred by them by reason of having been an officer or Trustee of the Fund. In addition, in the normal course of business, a Fund may enter into contracts that provide general indemnifications to other parties. A Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Segment Reporting. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker, and for which discrete financial information is available. Consistent with the definition of a chief operating decision maker ("CODM") provided by FASB Accounting Standards Update 2023-07, the Funds' CODM consists of the members of Calamos Advisors' Investment Committee and Senior Executive Team. The Funds operate as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Funds. The financial information used by the CODM to assess the segment's performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition, is consistent with that presented within the Funds' financial statements and financial highlights.

Note 2 – Investment Adviser and Transactions with Affiliates or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays an annual fee, payable monthly based on the average weekly managed assets of the Fund, as shown below:

FUND	ANNUAL RATE
Convertible Opportunities and Income Fund	0.80%
Convertible and High Income Fund	0.80%
Strategic Total Return Fund	1.00%
Dynamic Convertible and Income Fund	1.00%
Global Dynamic Income Fund	1.00%
Global Total Return Fund	1.00%
Long/Short Equity & Dynamic Income Trust	1.35%

Each Fund reimburses Calamos Advisors for a portion of compensation paid to each Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Funds' Statements of Operations.

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Notes to Financial Statements

The Funds have adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At October 31, 2025, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Convertible Opportunities and Income Fund	$269,255
Convertible and High Income Fund	232,373
Strategic Total Return Fund	328,951
Global Dynamic Income Fund	124,991
Global Total Return Fund	79,428

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2025.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments, excluding investments sold short, for the year ended October 31, 2025 are shown in the table below. Furthermore, the cost of purchases to cover short sales and the proceeds of short sales were $823,534,184 and $743,572,598 for Long/Short Equity & Dynamic Income Trust, respectively.

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Convertible Opportunities and Income Fund	$585,075	$975,639,861	$—	$1,001,232,211
Convertible and High Income Fund	655,688	1,050,234,304	—	1,088,115,871
Strategic Total Return Fund	1,106,341	1,780,593,189	—	1,904,466,044
Dynamic Convertible and Income Fund	—	715,011,780	—	753,806,717
Global Dynamic Income Fund	10,052,047	911,164,333	10,049,813	971,786,032
Global Total Return Fund	2,563,281	212,595,276	2,562,684	225,812,886
Long/Short Equity & Dynamic Income Trust	754,375	881,238,227	—	977,327,831

Note 4 – Income Taxes

The cost basis of investments for federal income tax purposes at October 31, 2025 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Convertible Opportunities and Income Fund	$1,257,733,031	$91,526,340	$(63,613,748)	$27,912,592
Convertible and High Income Fund	1,349,035,219	98,853,692	(67,706,912)	31,146,780
Strategic Total Return Fund	3,189,684,016	1,546,738,993	(128,314,697)	1,418,424,296
Dynamic Convertible and Income Fund	840,323,263	79,756,283	(47,255,584)	32,500,699
Global Dynamic Income Fund	778,784,011	85,292,827	(89,151,299)	(3,858,472)
Global Total Return Fund	170,306,958	24,412,685	(11,975,616)	12,437,069
Long/Short Equity & Dynamic Income Trust	268,006,527	26,358,732	(95,967,629)	(69,608,897)

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For the fiscal year ended October 31, 2025, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Convertible Opportunities and Income Fund	$(371,279)	$69,789,528	$(69,418,249)
Convertible and High Income Fund	(584)	77,807,808	(77,807,224)
Strategic Total Return Fund	(177,430)	173,242,974	(173,065,544)
Dynamic Convertible and Income Fund	(329,433)	58,953,196	(58,623,763)
Global Dynamic Income Fund	(318,385)	7,759,738	(7,441,353)
Global Total Return Fund	(50,692)	958,591	(907,899)
Long/Short Equity & Dynamic Income Trust	(87)	130,382	(130,295)

Each Fund intends to make monthly distributions from its income available for distribution, which consists of each Fund's dividends and interest income after payment of Fund expenses, and net realized gains on investments. At least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2025			YEAR ENDED OCTOBER 31, 2024
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Convertible Opportunities and Income Fund	$93,766,220	$—	$—	$31,007,658	$21,122,266	$38,135,660
Convertible and High Income Fund	100,256,343	—	—	33,292,859	19,697,006	44,052,948
Strategic Total Return Fund	34,163,264	176,696,784	—	55,262,635	154,035,131	—
Dynamic Convertible and Income Fund	67,234,142	—	—	15,354,273	29,524,508	20,818,282
Global Dynamic Income Fund	39,950,135	—	—	40,678,745	—	—
Global Total Return Fund	9,656,614	176,891	—	9,967,658	—	—
Long/Short Equity & Dynamic Income Trust	36,828,033	—	—	32,982,086	—	—

As of October 31, 2025, the components of accumulated earnings/(loss) on a tax basis were as follows:

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
Undistributed ordinary income	$10,688,372	$9,360,076	$—	$8,983,284
Undistributed capital gains	—	—	48,453,387	188,345
Total undistributed earnings	10,688,372	9,360,076	48,453,387	9,171,629
Accumulated capital and other losses	—	—	—	—
Net unrealized gains/(losses)	27,912,592	31,146,780	1,418,422,807	32,500,699
Total accumulated earnings/(losses)	38,600,964	40,506,856	1,466,876,194	41,672,328
Other	(659,105)	(733,015)	(16,376,126)	(497,913)
Paid-in-capital	847,245,779	902,539,610	1,889,312,713	569,186,645
Net assets applicable to common shareholders	$885,187,638	$942,313,451	$3,339,812,781	$610,361,060

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Notes to Financial Statements

	GLOBAL DYNAMIC INCOME FUND	GLOBAL TOTAL RETURN FUND	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
Undistributed ordinary income	$6,319,158	$1,983,326	$7,259,087
Undistributed capital gains	—	23,332	—
Total undistributed earnings	6,319,158	2,006,658	7,259,087
Accumulated capital and other losses	—	—	—
Net unrealized gains/(losses)	(4,179,518)	12,339,285	(69,608,929)
Total accumulated earnings/(losses)	2,139,640	14,345,943	(62,349,842)
Other	(214,734)	(223,595)	(3,611,334)
Paid-in-capital	545,752,774	114,718,923	392,628,096
Net assets applicable to common shareholders	$547,677,680	$128,841,271	$326,666,920

Note 5 – Short Sales

Calamos Global Dynamic Income Fund and Calamos Long/Short Equity & Dynamic Income Trust may sell securities short. Securities sold short represent obligations to deliver the securities at a future date. Each Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between a Fund and the counterparty and the amount of collateral due from a Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, a Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among a Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that a Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to a Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Each Fund's net counterparty exposure, if any, is reflected in the Schedules of Investments. The net unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2025, the Funds had no outstanding forward foreign currency contracts.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. As of October 31, 2025, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments.

Interest Rate Risk. Each Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund's borrowings (see Note 7—Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statements of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statements of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of each Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statements of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. These risks include changes in

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Notes to Financial Statements

the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms, counterparty's creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2025, the Funds had no outstanding interest rate swap agreements.

As of October 31, 2025, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	CONVERTIBLE OPPORTUNITIES AND INCOME FUND
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$266,595	$—
	$266,595	$—
	CONVERTIBLE AND HIGH INCOME FUND
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$285,480	$—
	$285,480	$—
	STRATEGIC TOTAL RETURN FUND
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$7,412,565	$—
Exchange-Traded Written Options(2)	—	377,025
	$7,412,565	$377,025
	DYNAMIC CONVERTIBLE AND INCOME FUND
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$228,037	$—
	$228,037	$—
	GLOBAL DYNAMIC INCOME FUND
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$11,178,484	$—
Exchange-Traded Written Options(2)	—	61,940
	$11,178,484	$61,940
	GLOBAL TOTAL RETURN FUND
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$2,700,121	$—
Exchange-Traded Written Options(2)	—	15,200
	$2,700,121	$15,200
	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
Gross amounts at fair value:
Exchange-Traded Purchased Options(1)	$9,359,479	$—
Exchange-Traded Written Options(2)	—	6,085,003
	$9,359,479	$6,085,003

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For the year ended October 31, 2025, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD FOREIGN CURRENCY CONTRACTS(3)	PURCHASED OPTIONS(1)	WRITTEN OPTIONS(2)
Convertible Opportunities and Income Fund	—	2,025	165
Convertible and High Income Fund	—	2,240	185
Strategic Total Return Fund	—	38,885	4,585
Dynamic Convertible and Income Fund	—	1,890	150
Global Dynamic Income Fund	2,376,232	125,851	1,352
Global Total Return Fund	572,641	32,577	289
Long/Short Equity & Dynamic Income Trust	—	263,532	309,210

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)  Generally, the Statement of Assets and Liabilities location for Purchased Options is "Investments in securities, at value".

(2)  Generally, the Statement of Assets and Liabilities location for Written Options is "Options written, at value".

(3)  Generally, the Statement of Assets and Liabilities location for Forward contracts is "Unrealized appreciation on forward foreign currency contracts" for asset derivatives and "Unrealized depreciation on forward foreign currency contracts" for liability derivatives.

Note 7 – Notes Payable

The Funds have each entered into an Amended and Restated Liquidity Agreement (the "SSB Agreement") with State Street Bank and Trust Company ("SSB") that allows each Fund to borrow up to a certain limit as shown in the table below, as well as engage in securities lending and securities repurchase transactions.

FUND	BORROWING LIMIT (IN MILLIONS)
Convertible Opportunities and Income Fund	$430.0
Convertible and High Income Fund	480.0
Strategic Total Return Fund	1,130.0
Dynamic Convertible and Income Fund	370.0
Global Dynamic Income Fund	265.0
Global Total Return Fund	55.0
Long/Short Equity & Dynamic Income Trust	150.0

Advances under the SSB Agreement are secured by assets of the Funds that are held with the Funds' custodian in a separate account (the "pledged collateral"). Interest on the SSB Agreement was charged on the drawn amount at the rate of OBFR plus 0.52% during the year ended October 31, 2025. A commitment fee of 0.10% is payable on any undrawn balance. For the year ended October 31, 2025, the Funds borrowed according to the table below:

FUND	AVERAGE BORROWINGS (IN MILLIONS)	AVERAGE INTEREST RATE	TOTAL OUTSTANDING BORROWINGS (IN MILLIONS)	INTEREST RATE APPLICABLE TO BORROWINGS
Convertible Opportunities and Income Fund	$303.6	4.93%	$301.7	4.38%
Convertible and High Income Fund	328.3	4.93%	328.9	4.38%
Strategic Total Return Fund	997.9	4.92%	1,050.0	4.38%
Dynamic Convertible and Income Fund	197.8	4.93%	193.3	4.38%
Global Dynamic Income Fund	183.5	4.93%	192.1	4.38%
Global Total Return Fund	42.8	4.93%	43.6	4.38%
Long/Short Equity & Dynamic Income Trust	120.0	4.93%	120.0	4.38%

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral received by SSB on behalf of the Fund is deposited by SSB in a custodial account of the Fund and then applied to repay borrowings under the SSB Agreement, such that the cash advanced to the Fund remains unchanged.

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Notes to Financial Statements

The securities on loan are collateralized by cash collateral received and not securities as disclosed in the Statements of Assets and Liabilities and the Schedules of Investments. The contractual maturity of the collateral received under the securities lending agreement is classified as overnight and continuous. Upon termination of a securities loan, SSB will advance to the Fund the cash collateral required to be returned by the Fund, or secure the appropriate amount through one or more securities lending transactions as the Fund's agent, and deposit the amount to a custodial account of the Fund and then subsequently return such amount to the securities borrower against return of the securities on loan. Again, the net cash to the Fund is unaltered. Only the composition of the advance is changed, and regardless of the composition of advances as between cash collateral for securities lending transactions or borrowings from SSB, they are not reflected separately in the Statements of Assets and Liabilities but as a component of the Notes Payable. The Fund has the right to recall securities which have been lent at any time. The securities lending arrangement with SSB involves characteristics common in arm's length relationships in which one party may benefit at the expense of the other party. As of October 31, 2025, the Funds had securities on loan under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities and are shown in the table below. The borrowings are categorized as Level 2 within the fair value hierarchy.

The composition of the securities on loan was as follows:

FUND	SECURITIES ON LOAN (IN MIILIONS)	FIXED INCOME SECURITIES (IN MILLIONS)	EQUITY SECURITIES (IN MILLIONS)
Convertible Opportunities and Income Fund	$83.4	$81.8	$1.6
Convertible and High Income Fund	75.5	65.7	9.8
Strategic Total Return Fund	665.2	49.2	616.0
Dynamic Convertible and Income Fund	42.0	42.0	0
Global Dynamic Income Fund	71.0	6.9	64.1
Global Total Return Fund	26.7	1.3	25.4
Long/Short Equity & Dynamic Income Trust	3.3	3.3	0

Note 8 – Mandatory Redeemable Preferred Shares

All Funds except Long/Short Equity & Dynamic Income Trust have MRPS issued and outstanding, with CHI, CHY, CSQ, and CCD, each divided into four series with different mandatory redemption dates and dividend rates, while CGO and CHW are each divided into three series with different mandatory redemption dates and dividend rates. On September 6, 2024, CHI had $33,250,000, CHY had $36,500,000, CSQ had $80,500,000, CCD had $21,250,000, CHW had $21,500,000, and CGO had $4,000,000 of Series B MRPS redeemed at $25.00 per share, respectively. On September 9, 2024, CHI issued $33,000,000, CHY issued $36,000,000, CSQ issued $80,000,000, and CCD issued $21,000,000 of Series G MRPS with a mandatory redemption date of September 9, 2029 and redeemable at $25.00 per share, respectively. CGO and CHW did not participate in the issuance of Series G MRPS.

The CHI, CHY, CSQ, and CCD MRPS are divided into four series with different mandatory redemption dates and dividend rates while the CGO and CHW MRPS are divided into three series with different mandatory redemption dates and dividend rates. The tables below summarizes the key terms of each Fund's series of the MRPS at October 31, 2025.

CONVERTIBLE OPPORTUNITIES AND INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	1,340	$25	$33,500,000
Series D	8/24/21	8/24/26	2.45%	1,320	$25	$33,000,000
Series E	3/8/22	5/24/27	2.68%	1,330	$25	$33,250,000
Series G	9/9/24	9/9/29	6.24%	1,320	$25	$33,000,000
Total						$132,750,000

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

CONVERTIBLE AND HIGH INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	1,480	$25	$37,000,000
Series D	8/24/21	8/24/26	2.45%	1,400	$25	$35,000,000
Series E	3/8/22	5/24/27	2.68%	1,460	$25	$36,500,000
Series G	9/9/24	9/9/29	6.24%	1,440	$25	$36,000,000
Total						$144,500,000

STRATEGIC TOTAL RETURN FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	3,240	$25	$81,000,000
Series D	8/24/21	8/24/26	2.45%	2,480	$25	$62,000,000
Series F	5/24/22	5/24/27	3.66%	4,000	$25	$100,000,000
Series G	9/9/24	9/9/29	6.24%	3,200	$25	$80,000,000
Total						$323,000,000

DYNAMIC CONVERTIBLE AND INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	860	$25	$21,500,000
Series D	8/24/21	8/24/26	2.45%	1,120	$25	$28,000,000
Series E	3/8/22	5/24/27	2.68%	850	$25	$21,250,000
Series G	9/9/24	9/9/29	6.24%	840	$25	$21,000,000
Total						$91,750,000

GLOBAL DYNAMIC INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	880	$25	$22,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	860	$25	$21,500,000
Total						$48,500,000

GLOBAL TOTAL RETURN FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	160	$25	$4,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	160	$25	$4,000,000
Total						$13,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in each Fund's Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

www.calamos.com

Notes to Financial Statements

During the year ended October 31, 2025, all MRPS were rated `AA-' by Kroll Bond Rating Agency LLC ("KBRA"). If the ratings of the MRPS are downgraded, each Fund's dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated "AA-" by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than "A" by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS' dividend rate is also subject to increase during periods when a Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in "Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares" with each Fund's Statement of Operations.

With regard to the Series C MRPS, so long as any MRPS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund's paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

In accordance with that certain Statement of Preferences governing the Series D, E, F and G MRPS, for so long as any MRPS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively "non-cash distributions") with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code ("Tax Required Payments"). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required pursuant to the Funds' governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Funds as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of a Fund, voting separately as a class. Except during any time when a Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board on any matter submitted to them for their vote or to the vote of shareholders of a Fund generally.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 9 – Common Shares

Each Fund has unlimited common shares of beneficial interest authorized at October 31, 2025. Transactions in common shares for each fund at October 31, 2025 were as follows:

CONVERTIBLE OPPORTUNITIES AND INCOME FUND	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	75,582,242	74,818,167
Shares sold	3,279,815	—
Shares issued through reinvestment of distributions	765,632	764,075
Ending shares	79,627,689	75,582,242
CONVERTIBLE AND HIGH INCOME FUND	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	77,113,129	76,379,270
Shares sold	2,282,008	—
Shares issued through reinvestment of distributions	629,882	733,859
Ending shares	80,025,019	77,113,129
STRATEGIC TOTAL RETURN FUND	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	160,369,635	160,335,126
Shares sold	—	—
Shares issued through reinvestment of distributions	—	34,509
Ending shares	160,369,635	160,369,635
DYNAMIC CONVERTIBLE AND INCOME FUND	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	26,877,415	26,644,318
Shares sold	820,326	—
Shares issued through reinvestment of distributions	305,126	233,097
Ending shares	28,002,867	26,877,415
GLOBAL DYNAMIC INCOME FUND	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	63,864,387	63,864,387
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	63,864,387	63,864,387
GLOBAL TOTAL RETURN FUND	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	9,827,294	9,825,838
Shares sold	—	—
Shares issued through reinvestment of distributions	—	1,456
Ending shares	9,827,294	9,827,294
LONG/SHORT EQUITY & DYNAMIC INCOME TRUST	YEAR ENDED OCTOBER 31, 2025	YEAR ENDED OCTOBER 31, 2024
Beginning shares	19,632,194	19,632,194
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	19,632,194	19,632,194

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market.

www.calamos.com

Notes to Financial Statements

The Funds also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of each Fund's common shares at the time such common shares are initially sold. For the year ended October 31, 2025, the Funds sold shares according to the table below:

FUND	AMOUNT IN EXCESS OF NET ASSET VALUE	AVERAGE SALES PRICE
Convertible Opportunities and Income Fund	$0.0258	$10.5511
Convertible and High Income Fund	0.0114	10.8853
Strategic Total Return Fund	—	—
Dynamic Convertible and Income Fund	0.0233	20.4470
Global Dynamic Income Fund	—	—
Global Total Return Fund	—	—
Long/Short Equity & Dynamic Income Trust	—	—

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust (the "Funds"), including the schedules of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Dynamic Convertible and Income Fund	For each of the ten years in the period then ended
Calamos Strategic Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust	For each of the five years in the period then ended

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2025

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (the "Board" or "Trustees") of Calamos Convertible Opportunities and Income Fund ("CHI"), Calamos Convertible and High Income Fund ("CHY"), Calamos Strategic Total Return Fund ("CSQ"), Calamos Global Total Return Fund ("CGO"), Calamos Global Dynamic Income Fund ("CHW"), Calamos Dynamic Convertible and Income Fund ("CCD") and Calamos Long/Short Equity & Dynamic Income Trust ("CPZ") (each a "Fund" and together, the "Funds") oversees the management of the Funds, and, as required by law, determines annually whether to continue each Fund's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each Fund. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreements, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of each agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 24, 2025, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to each Fund except CCD through July 31, 2026 and through September 30, 2026 with respect to CCD, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement of each Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with each Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing each Fund; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing each Fund; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in each Fund, which further aligns the interests of the Adviser and its personnel with those of each Fund's shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding each Fund's performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2025, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

CHY. The Board considered that the Fund outperformed its Category average for all periods other than the one-year period.

CHI. The Board considered that the Fund outperformed its Category average for all periods other than the one-year period.

CCD. The Board considered that the Fund outperformed its Category average for the five- and ten-year periods, though it underperformed for the more recent periods. The Board noted the Adviser's representation that the Fund's Category consists of a limited number of funds (i.e., eight other funds, including two that are managed by the Adviser) that use varied amounts of leverage and have different asset class allocations, meaning small differences in performance may result in big differences in performance rankings and that, as market conditions shift, rankings may change quickly.

CHW. The Board considered that the Fund outperformed its Category average for the ten-year period. The Board also considered that the Fund outperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2025.

CGO. The Board considered that the Fund outperformed its Category average for the five- and ten-year periods, though it underperformed for the more recent periods. In this respect, the Board considered the Adviser's representation that the Fund's Category consists of funds with a diverse set of strategies and a wide variety of asset class compositions and leverage levels, resulting in relative performance and percentile rankings that can vary significantly depending on the specific period reviewed.

CSQ. The Board considered that the Fund outperformed its Category average for all periods.

CPZ. The Board considered that the Fund outperformed its Category average for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other closed-end funds, similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts, other advisory accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that, although the rates of fees paid by institutional clients or for sub-advisory services were generally lower than the rates of fees paid by each Fund, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding each Fund, the more extensive regulatory obligations and risks associated with managing each Fund, and other financial considerations with respect to creation and sponsorship of each Fund. The Board considered factors that led to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as each Fund's investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage each Fund. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Funds' investment adviser and of the Adviser and its affiliates in all of their relationships with the Funds, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

CHY. The Board considered that the Fund's total expense ratio was equal to the Expense Group median and that its management fee rate was higher than the Expense Group median. The Board reviewed the Fund's expenses in light of its performance record.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

CHI. The Board considered that the Fund's total expense ratio was equal to the Expense Group median and that its management fee rate was higher than the Expense Group median. The Board reviewed the Fund's expenses in light of its performance record.

CCD. The Board considered that the Fund's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board also considered that the Fund's total expense ratio was only three basis points higher than the Expense Group median. The Board reviewed the Fund's expenses in light of longer-term performance record.

CHW. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board noted the small number of peer funds in its Category and the exclusion of funds that, like the Fund, use leverage.

CGO. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed the Fund's expenses in light of its level of assets and performance record. The Board also noted the small number of peer funds in its Category and the exclusion of funds that, like the Fund, use leverage.

CSQ. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed the Fund's expenses in light of its performance record. The Board considered that the Fund's total expense ratio was only about one basis point higher than the Expense Group median.

CPZ. The Board considered that the Fund's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed the Fund's expenses in light of its performance record.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by each Fund.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each Fund and its shareholders.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX OVERSEEN^^	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are interested persons of the Funds:
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2002); Term Expires 2026; Co-Portfolio Manager (since inception)	70

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM ("CGAM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

John S. Koudounis (1966)*	Trustee (since September 2025); Term Expires 2028; and Vice President (since 2016)	73 ^^^

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies.
NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are not interested persons of the Funds:
Hugh P. Armstrong (1961)	Trustee (since September 2025); Term Expires 2026	70

Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Director of the Friends of Queen's University of Belfast (since 2024); Former Chair of the Board and Trustee of St. Mary's Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)

				More than 25 years of experience in the financial services industry.
Virginia G. Breen (1964)	Trustee (since 2015); Term Expires 2025	70

Private investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)**; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

www.calamos.com

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John E. Neal (1950)	Trustee (since 2002); Lead Independent Trustee (since July 2019); Term Expires 2027	73	^^^

Retired; private investor; Director, Creation Investments (private international microfinance company); Director, Equity Residential Trust (publicly-owned REIT); formerly, Director, Centrust Bank (Northbrook, Illinois community bank) (until 2024); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Jeffrey S. Phlegar (1966)	Trustee (since September 2025); Term Expires 2027	70

Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member—Brewer Lane Ventures Fund I & II (2020-Present)

More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree.

William R. Rybak (1951)	Trustee (since 2002); Term Expires 2026	70

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023), Jackson Real Assets Fund (since 2024) (interval funds), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)*****; formerly Trustee, Lewis University (2012-2024), formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Karen L. Stuckey (1953)	Trustee (since 2019); Term Expires 2027	70

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

					More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2019); Term Expires 2026	73	^^^	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Lloyd A. Wennlund (1957)	Trustee (since 2018); Term Expires 2025	70

Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020)******; Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

^  The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to such election or thereafter in each case when their respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to such election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to one of the Calamos Closed-End Funds.

^^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos Aksia Alternative Credit and Income Fund Calamos Aksia Private Equity and Alternatives, and Calamos Aksia Hedged Strategies Fund.

^^^  Messrs. Koudounis, Neal and Toub are the only Trustees of the Funds who oversees Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund and Calamos Aksia Hedged Strategies Fund.

*  Messrs. Calamos, Sr. and Koudounis are each an "interested person" of the Trust as defined in the 1940 Act because each is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing forty-one portfolios in fund complex.

***  Overseeing nineteen portfolios in fund complex.

****  Overseeing three portfolios in fund complex.

*****  Overseeing 134 portfolios in fund complex.

******  Overseeing eleven portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust and John Koudounis, who is Trustee and Vice President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUNDS^	PRINCIPAL OCCUPATION(S)
Thomas P. Kiley III (1968)	Vice President (since 2024)

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, CGAM (since 2022); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2021-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023).

Daniel Dufresne (1974)	Vice President (since 2022)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President, (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Walter Kelly (1970)	Chief Compliance Officer (since 2025)

Senior Vice President, Chief Compliance Officer—Calamos Funds (since 2025), Co-Chief Compliance Officer—Calamos Advisors; prior thereto, General Counsel, Cedar Pine, LLC (2021-2025); Chief Compliance Officer SBB Research Group, LLC (2021-2025); Managing Director Nuveen Investments (2017-2020), Senior Vice President (2008-2017) and Chief Compliance Officer Nuveen Funds (2006-2020).

Stephen Atkins (1965)	Treasurer (since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

^  Officers serve indefinite terms until their successor has been duly elected and qualified, their death or resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to one of the Calamos Closed-End Funds.

Results of 2025 Annual Meeting

The Funds held their joint annual meeting of shareholders on June 23, 2025. The purposes of the annual meeting were (i) for each Fund other than Calamos Long/Short Equity & Dynamic Income Trust ("CPZ"), to elect four trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, one such trustee to serve until the annual meeting of shareholders in 2026, one such trustee to serve until the annual meeting of shareholders in 2027, and two such trustees to serve until the annual meeting of shareholders in 2028, or, for each such trustee, until his successor is elected and qualified; (ii) for each Fund other than CPZ, to elect one trustee, to be elected by the holders of preferred shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2028, or until her successor is elected and qualified; (iii) to elect five trustees of CPZ, to be elected by the holders of common shares, voting as

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

a single class, one such trustee to serve until the annual meeting of shareholders in 2026, one such trustee to serve until the annual meeting of shareholders in 2027, and three such trustees to serve until the annual meeting of shareholders in 2028, or, for each such trustee, until his or her successor is elected and qualified; and (iii) to conduct any other lawful business of the Funds.

For each Fund other than CPZ, John S. Koudounis was nominated for election and Lloyd A. Wennlund was nominated for reelection to the board for a three-year term by the holders of the common shares and preferred shares, voting together as a single class. Jeffrey S. Phlegar was nominated for election to the board of each Fund other than CPZ for a two-year term by the holders of the common shares and preferred shares, voting together as a single class. Hugh P. Armstrong was nominated for election to the board of each Fund other than CPZ for a one-year term by the holders of the common shares and preferred shares, voting together as a single class.

For each Fund other than CPZ, Virginia G. Breen was nominated for reelection to the board for a three-year term by the holders of the preferred shares, voting as a single class.

For CPZ, John S. Koudounis was nominated for election and Virginia G. Breen and Lloyd A. Wennlund were nominated for reelection to the board for a three-year term by the holders of the common shares, voting as a single class. Jeffrey S. Phlegar was nominated for election to the board of CPZ for a two-year term by the holders of the common shares, voting as a single class. Hugh P. Armstrong was nominated for election to the board of CPZ for a one-year term by the holders of the common shares, voting as a single class.

Each nominee was elected as trustee by a majority of the outstanding shares entitled to vote as follows:

Calamos Convertible Opportunities and Income Fund (CHI)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	61,575,018.704	908,837.000	—
Virginia G. Breen	5,046,000.000	—	—
John S. Koudounis	61,581,793.704	902,062.000	—
Jeffrey S. Phlegar	61,588,460.704	895,395.000	—
Lloyd A. Wennlund	61,475,379.704	1,008,476.000	—

Calamos Convertible and High Income Fund (CHY)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	58,496,992.866	1,363,103.321	—
Virginia G. Breen	5,504,000.000	—	—
John S. Koudounis	58,490,184.866	1,369,911.321	—
Jeffrey S. Phlegar	58,487,241.866	1,372,854.321	—
Lloyd A. Wennlund	58,506,967.866	1,353,128.321	—

Calamos Strategic Total Return Fund (CSQ)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	140,213,314.323	1,381,119.961	—
Virginia G. Breen	8,416,000.000	—	—
John S. Koudounis	140,245,375.323	1,349,058.961	—
Jeffrey S. Phlegar	140,232,776.323	1,361,657.961	—
Lloyd A. Wennlund	140,180,074.323	1,414,359.961	—

www.calamos.com

Trustees and Officers (Unaudited)

Calamos Global Total Return Fund (CGO)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	7,536,343.000	344,224.000	—
Virginia G. Breen	472,000.000	—	—
John S. Koudounis	7,552,988.000	327,579.000	—
Jeffrey S. Phlegar	7,552,367.000	328,200.000	—
Lloyd A. Wennlund	7,563,459.000	317,108.000	—

Calamos Global Dynamic Income Fund (CHW)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	47,549,693.666	6,037,877.000	—
Virginia G. Breen	1,336,000.000	—	—
John S. Koudounis	47,586,715.666	6,000,855.000	—
Jeffrey S. Phlegar	47,598,495.666	5,989,075.000	—
Lloyd A. Wennlund	47,633,840.666	5,953,730.000	—

Calamos Dynamic Convertible and Income Fund (CCD)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES AGAINST/WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	23,070,514.783	557,588.000	—
Virginia G. Breen	3,506,000.000	—	—
John S. Koudounis	23,090,670.783	537,432.000	—
Jeffrey S. Phlegar	23,013,045.783	615,057.000	—
Lloyd A. Wennlund	23,026,157.783	601,945.000	—

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Hugh P. Armstrong	15,585,769.000	630,634.000	—
Virginia G. Breen	15,568,086.000	648,317.000	—
John S. Koudounis	15,574,168.000	642,235.000	—
Jeffrey S. Phlegar	15,594,941.000	621,462.000	—
Lloyd A. Wennlund	15,571,143.000	645,260.000	—

Messrs. Calamos, Rybak, Toub, and Neal and Ms. Stuckey's terms of office as trustees continued after the meeting.
CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2026, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2025. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2025:

FUND	CAPITAL GAINS DIVIDENDS
Convertible Opportunities and Income Fund	$—
Convertible and High Income Fund	—
Strategic Total Return Fund	176,696,784
Dynamic Convertible and Income Fund	—
Global Dynamic Income Fund	—
Global Total Return Fund	176,891
Long/Short Equity & Dynamic Income Trust	—

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2025:

FUND	QUALIFIED DIVIDENDS
Convertible Opportunities and Income Fund	$4,319,872
Convertible and High Income Fund	4,696,826
Strategic Total Return Fund	31,622,745
Dynamic Convertible and Income Fund	3,693,872
Global Dynamic Income Fund	4,642,169
Global Total Return Fund	984,108
Long/Short Equity & Dynamic Income Trust	2,395,270

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2025:

FUND	DIVIDENDS RECEIVED DEDUCTION
Convertible Opportunities and Income Fund	4.6%
Convertible and High Income Fund	4.7
Strategic Total Return Fund	85.7
Dynamic Convertible and Income Fund	5.5
Global Dynamic Income Fund	5.5
Global Total Return Fund	5.2
Long/Short Equity & Dynamic Income Trust	6.9

www.calamos.com

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•  Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

•  More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•  Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•  Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•  Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to "leverage" their investment positions.

•  No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund's distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund's investment objectives, risks, charges and expenses.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return Calamos Global Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund and Calamos Global Dynamic Income Fund have implemented a level rate distribution policy.* The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for Calamos Global Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund and Calamos Global Dynamic Income Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Please refer to each Fund's financial statements for specific information about distributions made during the last fiscal year.

There is no guarantee that the Funds will realize capital gains in any given year. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Funds may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Funds.

Distributions from the Funds are generally subject to Federal income taxes.

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

Calamos Strategic Total Return Fund and Calamos Long/Short Equity & Dynamic Income Trust have implemented a managed distribution policy.* The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for Calamos Strategic Total Return Fund and Calamos Long/Short Equity & Dynamic Income Trust. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. Please refer to each Fund's financial statements for specific information about distributions made during the last fiscal year.

Distributions of capital decrease a Fund's total assets and total assets per share and, therefore, could have the effect of increasing a Fund's expense ratio. In general, the policy of fixing a Fund's distributions at a targeted rate does not affect a Fund's investment strategy. However, in order to make these distributions, on occasion the Funds may have to sell portfolio securities at a less than opportune time.

There is no guarantee that the Funds will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Funds are generally subject to Federal income taxes.

*  On December 17, 2024, the Board of Trustees approved the transition from a managed distribution policy to a level distribution policy for Calamos Dynamic Convertible and Income Fund, Calamos Convertible Opportunities and Income Fund and Calamos Convertible and High Income Fund effective as of January 1, 2025. Through December 31, 2024, Calamos Dynamic Convertible and Income Fund, Calamos Convertible Opportunities and Income Fund and Calamos Convertible and High Income Fund adhered to a managed distribution policy.

www.calamos.com

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of each Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•  Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•  Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•  Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant's account either (i) through receipt of additional common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NASDAQ® or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a "market premium"), the Plan Agent will receive newly issued shares from the Fund for each participant's account. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a "market discount"), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Automatic Dividend Reinvestment Plan

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund's registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

Each Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Funds on August 1, 2022.

The DSTA Control Share Statute defines "control beneficial interests" (referred to as "control shares" herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or each Fund's Governing Documents (as used herein, "Governing Documents" means each Fund's Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares, as applicable) with respect to the control shares acquired in the control share acquisition, except to the extent approved by a Fund's shareholders by the affirmative vote of two—thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by

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Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

aggregating the holdings of the acquiring person as well as those of his, her or its "associates." These thresholds are:

•  10% or more, but less than 15% of all voting power;

•  15% or more, but less than 20% of all voting power;

•  20% or more, but less than 25% of all voting power;

•  25% or more, but less than 30% of all voting power;

•  30% or more, but less than a majority of all voting power; or

•  a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the "control shares") until approved by a vote of shareholders, as described above, or otherwise exempted by the Funds' Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person's "associates" are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a Fund in the election of each Fund's Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, a Fund's preferred shares, as applicable, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to a Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund's Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Funds' Board of Trustees, through a provision in each Fund's Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally "opt out" of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 866.363.9219

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 866.363.9219, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 866.363.9219

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
Computershare
P.O. Box 43078
Providence RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219
www.calamos.com

© 2025 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CEFANR 822293 2025

(b) Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that, it has seven audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Christopher M. Toub, Karen L. Stuckey, Hugh Armstrong, and Jeffrey S. Phlegar. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert”for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services

Fiscal Years Ended	10/31/2024	10/31/2025
Audit Fees (a)	$34,963	$34,050
Audit-Related Fees(b)	$10,199	$10,444
Tax Fees(c)	$-	$-
All Other Fees(d)	$-	$-
Total	$45,162	$44,494

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2024	10/31/2025
Registrant	$-	$-
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, Hugh Armstrong, Jeffrey S. Phlegar, and Lloyd Wennlund.

Item 6. Investments

(a)	Not applicable. The complete schedule of investments is included in the financial statements filed under Item 1 of the N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Statement Regarding Basis for Approval of Investment Advisory Contracts – Included as part of the financial statements filed under Item 1 of the N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment adviser, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of this filing, the registrant is led by Calamos Advisors’ team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and Founder of Calamos Advisors; Chairman and Global Chief Investment Officer (“CIO”) of Calamos Advisors since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos Advisors in May 2013 and has been Co-CIO, Co-Head of Alternative Strategies (since July 2024; previously served as Head of Alternative Strategies from September 2015 to June 2024) and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Dennis Cogan joined Calamos in March 2005 and since February 2021 has been a Senior Co-Portfolio Manager. From March 2013 to February 2021, he was Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager (Co-Portfolio Manager of the Fund since December 2023), as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2025

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	35,091,725,458	4	1,104,401,298	7,114	6,376,918,196
R. Matthew Freund	21	18,024,938,129	2	884,581,822	6,609	6,085,417,352
John Hillenbrand	17	14,979,178,065	4	1,104,401,298	5,580	5,082,516,978
Nick Niziolek	11	9,765,251,098	2	219,819,476	4,821	3,588,868,726
Eli Pars	57	34,665,043,890	6	1,104,437,467	5,528	4,970,271,107
Jon Vacko	18	15,425,882,220	4	1,104,401,298	5,545	5,023,600,163
Dennis Cogan	11	9,765,251,098	2	219,819,476	4,821	3,588,868,726
Joe Wysocki	13	14,509,966,814	3	1,099,305,509	4,445	3,621,983,149
Chuck Carmody	10	10,239,013,800	0	-	631	1,283,103,852

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2025

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos Sr.	2	453,627,836	0	-	0	-
R. Matthew Freund	0	-	0	-	0	-
John Hillenbrand	2	453,627,836	0	-	0	-
Nick Niziolek	2	453,627,836	0	-	0	-
Eli Pars	2	453,627,836	0	-	0	-
Jon Vacko	2	453,627,836	0	-	0	-
Dennis Cogan	2	453,627,836	0	-	0	-
Joe Wysocki	0	-	0	-	0	-
Chuck Carmody	0	-	0	-	0	-

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2025, John P. Calamos, Sr., Calamos Advisors’ Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and an annual bonus, both components payable in cash. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors currently consists of deferred bonus payments, which fluctuate in value over time based upon either: (1) the performance of certain managed investment products for investment professionals (“Mutual Fund Incentive Awards”); or (2) the overall value of the firm for non-investment professionals (“Company Incentive Awards”).

As of October 31, 2025, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Dennis Cogan, Jon Vacko, Joe Wysocki, and Chuck Carmody receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors' Long-Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards granted in 2025 vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Calamos strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

(a)(4) As of October 31, 2025, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001 - $500,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	None
Chuck Carmody	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedure

a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)(1) Gross income from securities lending activities: $0

(a)(2) Fees and/or compensation for: Any share of revenue generated by the securities lending program paid to the securities lending agent: $0 Rebates paid to borrower: $0

(a)(3) Aggregate fees and/or compensation $0

(a)(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) See Code of Ethics attachment

(a)(2) Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(iii) Proxy Voting Policies and Procedures

(a)(4) Not applicable

(a)(5) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2025

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2025

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2025